UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05199

Columbia Funds Variable Insurance Trust

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Michael G. Clarke

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: Last Day of December

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

Columbia Variable Portfolio – Contrarian Core Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Contrarian Core Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$76	0.70%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Stock selection | Selections in the communication services, financials, and consumer discretionary sectors boosted the Fund’s relative performance most during the annual period.

Allocations | Smaller weightings in the consumer staples, real estate and consumer discretionary sectors and larger weightings in the communication services and information technology sectors benefited the Fund’s relative performance during the annual period.

Individual holdings | A relative overweight position in Electronic Arts Inc., a developer and publisher of interactive entertainment software; a relative overweight position in Alphabet Inc., a parent company of Google and other tech businesses; a relative overweight position in NVIDIA Corporation, a designer of GPUs and AI computing solutions; a relative overweight position in eBay Inc., a global e-commerce platform for consumer-to-consumer sales; and a relative overweight position in Lam Research Corporation, a supplier of wafer fabrication equipment and services, were among the top contributors to the Fund’s relative performance.

Top Performance Detractors

Stock selection | Selections in the consumer staples, health care, energy, utilities and materials sectors hurt the Fund’s relative performance during the annual period.

Allocations | Larger weightings in the health care and financials sectors detracted from the Fund’s relative performance during the annual period.

Individual holdings | A relative overweight position in Marvell Technology, Inc., a developer of data infrastructure semiconductor solutions; a relative underweight position in Advanced Micro Devices, Inc., a designer of high-performance computing and graphics processors; a relative overweight position in ON Semiconductor Corporation, a supplier of intelligent power and sensing technologies; a relative overweight position in Honeywell International Inc., a diversified industrial company focused on aerospace and automation; and a relative overweight position in Elevance Health, Inc., a provider of health benefits and managed care services, were among the top detractors from the Fund’s relative performance.

Columbia Variable Portfolio – Contrarian Core Fund | Class 1 | ASR7002_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Contrarian Core Fund Class 1 ($38,110)	Russell 1000® Index ($39,030)
12/15	$10,000	$10,000
01/16	$9,508	$9,462
02/16	$9,430	$9,459
03/16	$10,054	$10,117
04/16	$10,114	$10,172
05/16	$10,336	$10,351
06/16	$10,228	$10,374
07/16	$10,642	$10,769
08/16	$10,672	$10,783
09/16	$10,672	$10,792
10/16	$10,480	$10,582
11/16	$10,726	$10,999
12/16	$10,870	$11,205
01/17	$11,074	$11,431
02/17	$11,518	$11,873
03/17	$11,608	$11,881
04/17	$11,770	$12,006
05/17	$11,920	$12,160
06/17	$12,052	$12,244
07/17	$12,316	$12,487
08/17	$12,376	$12,526
09/17	$12,561	$12,793
10/17	$12,693	$13,086
11/17	$12,993	$13,485
12/17	$13,239	$13,636
01/18	$13,959	$14,384
02/18	$13,329	$13,856
03/18	$12,915	$13,541
04/18	$12,879	$13,587
05/18	$13,071	$13,934
06/18	$13,149	$14,024
07/18	$13,707	$14,508
08/18	$14,049	$15,008
09/18	$14,157	$15,065
10/18	$13,149	$13,999
11/18	$13,377	$14,284
12/18	$12,058	$12,983
01/19	$13,089	$14,071
02/19	$13,479	$14,548
03/19	$13,779	$14,801
04/19	$14,433	$15,399
05/19	$13,479	$14,417
06/19	$14,427	$15,430
07/19	$14,703	$15,669
08/19	$14,445	$15,382
09/19	$14,703	$15,649
10/19	$14,985	$15,980
11/19	$15,489	$16,584
12/19	$16,053	$17,063
01/20	$16,077	$17,082
02/20	$14,817	$15,686
03/20	$13,125	$13,613
04/20	$14,859	$15,412
05/20	$15,615	$16,225
06/20	$15,819	$16,584
07/20	$16,761	$17,555
08/20	$17,942	$18,843
09/20	$17,205	$18,155
10/20	$16,671	$17,717
11/20	$18,830	$19,803
12/20	$19,640	$20,640
01/21	$19,358	$20,470
02/21	$20,186	$21,064
03/21	$21,032	$21,861
04/21	$22,154	$23,037
05/21	$22,370	$23,147
06/21	$22,777	$23,727
07/21	$23,209	$24,220
08/21	$23,761	$24,921
09/21	$22,531	$23,776
10/21	$23,731	$25,426
11/21	$23,257	$25,085
12/21	$24,409	$26,101
01/22	$23,605	$24,629
02/22	$23,035	$23,953
03/22	$23,659	$24,762
04/22	$21,590	$22,554
05/22	$21,488	$22,520
06/22	$19,796	$20,634
07/22	$21,362	$22,556
08/22	$20,618	$21,690
09/22	$18,644	$19,683
10/22	$20,186	$21,261
11/22	$21,152	$22,412
12/22	$19,856	$21,108
01/23	$21,236	$22,524
02/23	$20,624	$21,988
03/23	$21,578	$22,683
04/23	$22,058	$22,964
05/23	$22,478	$23,071
06/23	$23,971	$24,629
07/23	$24,781	$25,476
08/23	$24,457	$25,031
09/23	$23,245	$23,854
10/23	$22,879	$23,278
11/23	$25,123	$25,452
12/23	$26,245	$26,708
01/24	$26,731	$27,081
02/24	$28,356	$28,543
03/24	$29,010	$29,458
04/24	$28,062	$28,205
05/24	$29,568	$29,533
06/24	$30,588	$30,510
07/24	$30,684	$30,954
08/24	$31,302	$31,688
09/24	$31,656	$32,366
10/24	$31,260	$32,139
11/24	$33,023	$34,209
12/24	$32,394	$33,255
01/25	$33,527	$34,313
02/25	$32,885	$33,713
03/25	$30,918	$31,762
04/25	$30,642	$31,573
05/25	$32,651	$33,589
06/25	$34,499	$35,290
07/25	$35,771	$36,074
08/25	$36,077	$36,833
09/25	$37,151	$38,110
10/25	$38,158	$38,932
11/25	$37,840	$39,027
12/25	$38,110	$39,030
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1	17.65	14.18	14.32
Russell 1000® Index	17.37	13.59	14.59

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$1,647,378,530
Total number of portfolio holdings	81
Management services fees (represents 0.71% of Fund average net assets)	$11,518,916
Portfolio turnover for the reporting period	51%

Columbia Variable Portfolio – Contrarian Core Fund | Class 1 | ASR7002_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Equity Sector Allocation

Information Technology	34.5%
Financials	15.1%
Communication Services	13.1%
Health Care	10.5%
Consumer Discretionary	9.4%
Industrials	7.5%
Energy	3.1%
Consumer Staples	2.2%
Utilities	2.0%
Real Estate	0.8%
Other	0.4%

Top Holdings

NVIDIA Corp.	8.3%
Microsoft Corp.	7.4%
Apple, Inc.	6.3%
Amazon.com, Inc.	4.6%
Alphabet, Inc., Class A	3.3%
Alphabet, Inc., Class C	2.9%
Eli Lilly & Co.	2.7%
Broadcom, Inc.	2.6%
Meta Platforms, Inc., Class A	2.4%
Bank of America Corp.	2.2%

Asset Categories

Common Stocks	98.6%
Money Market Funds	1.4%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Contrarian Core Fund | Class 1 | ASR7002_01_12_D01_(02/26) |

Columbia Variable Portfolio – Contrarian Core Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Contrarian Core Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$103	0.95%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Stock selection | Selections in the communication services, financials, and consumer discretionary sectors boosted the Fund’s relative performance most during the annual period.

Allocations | Smaller weightings in the consumer staples, real estate and consumer discretionary sectors and larger weightings in the communication services and information technology sectors benefited the Fund’s relative performance during the annual period.

Individual holdings | A relative overweight position in Electronic Arts Inc., a developer and publisher of interactive entertainment software; a relative overweight position in Alphabet Inc., a parent company of Google and other tech businesses; a relative overweight position in NVIDIA Corporation, a designer of GPUs and AI computing solutions; a relative overweight position in eBay Inc., a global e-commerce platform for consumer-to-consumer sales; and a relative overweight position in Lam Research Corporation, a supplier of wafer fabrication equipment and services, were among the top contributors to the Fund’s relative performance.

Top Performance Detractors

Stock selection | Selections in the consumer staples, health care, energy, utilities and materials sectors hurt the Fund’s relative performance during the annual period.

Allocations | Larger weightings in the health care and financials sectors detracted from the Fund’s relative performance during the annual period.

Individual holdings | A relative overweight position in Marvell Technology, Inc., a developer of data infrastructure semiconductor solutions; a relative underweight position in Advanced Micro Devices, Inc., a designer of high-performance computing and graphics processors; a relative overweight position in ON Semiconductor Corporation, a supplier of intelligent power and sensing technologies; a relative overweight position in Honeywell International Inc., a diversified industrial company focused on aerospace and automation; and a relative overweight position in Elevance Health, Inc., a provider of health benefits and managed care services, were among the top detractors from the Fund’s relative performance.

Columbia Variable Portfolio – Contrarian Core Fund | Class 2 | ASR7002_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Contrarian Core Fund Class 2 ($37,157)	Russell 1000® Index ($39,030)
12/15	$10,000	$10,000
01/16	$9,504	$9,462
02/16	$9,425	$9,459
03/16	$10,048	$10,117
04/16	$10,103	$10,172
05/16	$10,321	$10,351
06/16	$10,212	$10,374
07/16	$10,623	$10,769
08/16	$10,653	$10,783
09/16	$10,647	$10,792
10/16	$10,454	$10,582
11/16	$10,696	$10,999
12/16	$10,841	$11,205
01/17	$11,041	$11,431
02/17	$11,482	$11,873
03/17	$11,573	$11,881
04/17	$11,724	$12,006
05/17	$11,875	$12,160
06/17	$12,002	$12,244
07/17	$12,269	$12,487
08/17	$12,323	$12,526
09/17	$12,498	$12,793
10/17	$12,632	$13,086
11/17	$12,928	$13,485
12/17	$13,170	$13,636
01/18	$13,884	$14,384
02/18	$13,255	$13,856
03/18	$12,837	$13,541
04/18	$12,801	$13,587
05/18	$12,989	$13,934
06/18	$13,061	$14,024
07/18	$13,618	$14,508
08/18	$13,950	$15,008
09/18	$14,059	$15,065
10/18	$13,055	$13,999
11/18	$13,279	$14,284
12/18	$11,966	$12,983
01/19	$12,989	$14,071
02/19	$13,370	$14,548
03/19	$13,660	$14,801
04/19	$14,313	$15,399
05/19	$13,364	$14,417
06/19	$14,295	$15,430
07/19	$14,567	$15,669
08/19	$14,313	$15,382
09/19	$14,561	$15,649
10/19	$14,840	$15,980
11/19	$15,336	$16,584
12/19	$15,892	$17,063
01/20	$15,910	$17,082
02/20	$14,664	$15,686
03/20	$12,982	$13,613
04/20	$14,695	$15,412
05/20	$15,439	$16,225
06/20	$15,638	$16,584
07/20	$16,570	$17,555
08/20	$17,731	$18,843
09/20	$16,999	$18,155
10/20	$16,467	$17,717
11/20	$18,597	$19,803
12/20	$19,389	$20,640
01/21	$19,105	$20,470
02/21	$19,921	$21,064
03/21	$20,756	$21,861
04/21	$21,851	$23,037
05/21	$22,063	$23,147
06/21	$22,462	$23,727
07/21	$22,880	$24,220
08/21	$23,418	$24,921
09/21	$22,202	$23,776
10/21	$23,382	$25,426
11/21	$22,910	$25,085
12/21	$24,035	$26,101
01/22	$23,243	$24,629
02/22	$22,680	$23,953
03/22	$23,291	$24,762
04/22	$21,246	$22,554
05/22	$21,137	$22,520
06/22	$19,474	$20,634
07/22	$21,010	$22,556
08/22	$20,272	$21,690
09/22	$18,330	$19,683
10/22	$19,837	$21,261
11/22	$20,786	$22,412
12/22	$19,504	$21,108
01/23	$20,853	$22,524
02/23	$20,254	$21,988
03/23	$21,186	$22,683
04/23	$21,652	$22,964
05/23	$22,063	$23,071
06/23	$23,515	$24,629
07/23	$24,313	$25,476
08/23	$23,987	$25,031
09/23	$22,789	$23,854
10/23	$22,432	$23,278
11/23	$24,628	$25,452
12/23	$25,723	$26,708
01/24	$26,189	$27,081
02/24	$27,774	$28,543
03/24	$28,415	$29,458
04/24	$27,477	$28,205
05/24	$28,941	$29,533
06/24	$29,940	$30,510
07/24	$30,024	$30,954
08/24	$30,623	$31,688
09/24	$30,962	$32,366
10/24	$30,575	$32,139
11/24	$32,293	$34,209
12/24	$31,664	$33,255
01/25	$32,765	$34,313
02/25	$32,136	$33,713
03/25	$30,206	$31,762
04/25	$29,927	$31,573
05/25	$31,881	$33,589
06/25	$33,678	$35,290
07/25	$34,918	$36,074
08/25	$35,203	$36,833
09/25	$36,249	$38,110
10/25	$37,223	$38,932
11/25	$36,909	$39,027
12/25	$37,157	$39,030
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	17.35	13.89	14.03
Russell 1000® Index	17.37	13.59	14.59

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$1,647,378,530
Total number of portfolio holdings	81
Management services fees (represents 0.71% of Fund average net assets)	$11,518,916
Portfolio turnover for the reporting period	51%

Columbia Variable Portfolio – Contrarian Core Fund | Class 2 | ASR7002_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Equity Sector Allocation

Information Technology	34.5%
Financials	15.1%
Communication Services	13.1%
Health Care	10.5%
Consumer Discretionary	9.4%
Industrials	7.5%
Energy	3.1%
Consumer Staples	2.2%
Utilities	2.0%
Real Estate	0.8%
Other	0.4%

Top Holdings

NVIDIA Corp.	8.3%
Microsoft Corp.	7.4%
Apple, Inc.	6.3%
Amazon.com, Inc.	4.6%
Alphabet, Inc., Class A	3.3%
Alphabet, Inc., Class C	2.9%
Eli Lilly & Co.	2.7%
Broadcom, Inc.	2.6%
Meta Platforms, Inc., Class A	2.4%
Bank of America Corp.	2.2%

Asset Categories

Common Stocks	98.6%
Money Market Funds	1.4%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Contrarian Core Fund | Class 2 | ASR7002_02_12_D01_(02/26) |

Columbia Variable Portfolio – Long Government/Credit Bond Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$49	0.48%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Allocation | Allocation effects contributed to the Fund’s performance during the period. Most notably, an allocation to aerospace and defense was most positive for the Fund’s relative performance. Additional positive allocation effects were seen in media and entertainment as well as banking.

Selection | Security selection contributed to the Fund’s relative performance during the period. A pharmaceutical retailer was the most notable contributor to the Fund’s relative performance. Additional selections that contributed included a pharmaceutical company, a technology company and a media and entertainment company.

Credit | Credit allocation, as measured by an overweight to spread duration contribution, was positive for overall Fund performance relative to its benchmark.

Top Performance Detractors

Allocation | An underweight allocation to sovereign debt detracted from the Fund’s relative performance. Additionally, Fund allocations to cable and satellite, as well as select other sectors, marginally detracted from performance.

Selection | Despite positive selection effects and overall positive returns for the portfolio, certain security selections detracted from the Fund’s relative performance. The most notable detractors included a technology company, followed by an entertainment company.

Columbia Variable Portfolio – Long Government/Credit Bond Fund | Class 1 | ASR7016_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Long Government/Credit Bond Fund Class 1 ($11,676)	Bloomberg U.S. Aggregate Bond Index ($12,199)	Bloomberg U.S. Long Government/Credit Bond Index ($12,163)
12/15	$10,000	$10,000	$10,000
01/16	$10,143	$10,138	$10,210
02/16	$10,224	$10,210	$10,434
03/16	$10,377	$10,303	$10,730
04/16	$10,469	$10,343	$10,862
05/16	$10,489	$10,345	$10,897
06/16	$11,008	$10,531	$11,433
07/16	$11,320	$10,598	$11,725
08/16	$11,320	$10,586	$11,722
09/16	$11,164	$10,580	$11,574
10/16	$10,863	$10,499	$11,246
11/16	$10,229	$10,250	$10,590
12/16	$10,302	$10,265	$10,667
01/17	$10,375	$10,285	$10,700
02/17	$10,561	$10,354	$10,896
03/17	$10,510	$10,349	$10,835
04/17	$10,665	$10,428	$11,004
05/17	$10,894	$10,509	$11,226
06/17	$10,964	$10,498	$11,311
07/17	$11,007	$10,543	$11,341
08/17	$11,244	$10,638	$11,595
09/17	$11,158	$10,587	$11,484
10/17	$11,212	$10,593	$11,530
11/17	$11,255	$10,580	$11,591
12/17	$11,471	$10,628	$11,810
01/18	$11,234	$10,506	$11,567
02/18	$10,867	$10,406	$11,202
03/18	$11,029	$10,473	$11,387
04/18	$10,824	$10,395	$11,166
05/18	$10,942	$10,469	$11,292
06/18	$10,874	$10,456	$11,222
07/18	$10,920	$10,459	$11,250
08/18	$10,989	$10,526	$11,346
09/18	$10,828	$10,458	$11,170
10/18	$10,459	$10,376	$10,796
11/18	$10,505	$10,438	$10,855
12/18	$10,885	$10,630	$11,257
01/19	$11,151	$10,742	$11,509
02/19	$11,081	$10,736	$11,445
03/19	$11,589	$10,942	$11,983
04/19	$11,554	$10,945	$11,935
05/19	$12,004	$11,139	$12,428
06/19	$12,382	$11,279	$12,773
07/19	$12,465	$11,304	$12,866
08/19	$13,414	$11,597	$13,879
09/19	$13,165	$11,535	$13,614
10/19	$13,153	$11,570	$13,606
11/19	$13,165	$11,564	$13,617
12/19	$13,035	$11,556	$13,462
01/20	$13,675	$11,778	$14,165
02/20	$14,197	$11,990	$14,733
03/20	$13,924	$11,920	$14,298
04/20	$14,672	$12,132	$14,943
05/20	$14,636	$12,188	$14,956
06/20	$14,849	$12,265	$15,188
07/20	$15,641	$12,448	$15,994
08/20	$15,036	$12,348	$15,395
09/20	$15,012	$12,341	$15,373
10/20	$14,789	$12,286	$15,130
11/20	$15,333	$12,406	$15,663
12/20	$15,283	$12,424	$15,631
01/21	$14,789	$12,334	$15,167
02/21	$14,147	$12,156	$14,531
03/21	$13,641	$12,005	$14,004
04/21	$13,888	$12,099	$14,279
05/21	$14,012	$12,139	$14,394
06/21	$14,530	$12,224	$14,906
07/21	$14,939	$12,361	$15,321
08/21	$14,886	$12,337	$15,274
09/21	$14,529	$12,231	$14,917
10/21	$14,767	$12,227	$15,161
11/21	$14,952	$12,263	$15,364
12/21	$14,793	$12,232	$15,238
01/22	$14,066	$11,968	$14,491
02/22	$13,696	$11,835	$14,124
03/22	$13,194	$11,506	$13,569
04/22	$11,911	$11,069	$12,307
05/22	$11,898	$11,141	$12,269
06/22	$11,528	$10,966	$11,904
07/22	$12,023	$11,234	$12,351
08/22	$11,462	$10,917	$11,808
09/22	$10,494	$10,445	$10,828
10/22	$10,101	$10,310	$10,420
11/22	$10,928	$10,689	$11,267
12/22	$10,718	$10,641	$11,111
01/23	$11,476	$10,968	$11,843
02/23	$10,872	$10,684	$11,255
03/23	$11,405	$10,956	$11,751
04/23	$11,462	$11,022	$11,834
05/23	$11,139	$10,902	$11,510
06/23	$11,237	$10,863	$11,598
07/23	$11,102	$10,856	$11,473
08/23	$10,826	$10,786	$11,208
09/23	$10,129	$10,512	$10,511
10/23	$9,651	$10,346	$10,038
11/23	$10,623	$10,815	$11,031
12/23	$11,465	$11,229	$11,902
01/24	$11,305	$11,198	$11,720
02/24	$11,029	$11,040	$11,434
03/24	$11,203	$11,142	$11,616
04/24	$10,594	$10,860	$10,981
05/24	$10,884	$11,044	$11,292
06/24	$11,015	$11,149	$11,415
07/24	$11,367	$11,409	$11,798
08/24	$11,609	$11,573	$12,043
09/24	$11,880	$11,728	$12,323
10/24	$11,322	$11,437	$11,746
11/24	$11,548	$11,558	$11,983
12/24	$10,990	$11,369	$11,408
01/25	$11,035	$11,430	$11,456
02/25	$11,503	$11,681	$11,951
03/25	$11,367	$11,685	$11,815
04/25	$11,231	$11,731	$11,679
05/25	$11,035	$11,647	$11,477
06/25	$11,367	$11,826	$11,794
07/25	$11,314	$11,795	$11,736
08/25	$11,363	$11,936	$11,799
09/25	$11,725	$12,067	$12,166
10/25	$11,807	$12,142	$12,279
11/25	$11,873	$12,217	$12,334
12/25	$11,676	$12,199	$12,163
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1Footnote Reference(a)	6.24	(5.24)	1.56
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	2.01
Bloomberg U.S. Long Government/Credit Bond Index	6.62	(4.89)	1.98
Footnote	Description
Footnote(a)	The Fund’s performance prior to May 2016 reflects returns achieved by Columbia Management Investment Advisers, LLC pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$371,923,766
Total number of portfolio holdings	157
Management services fees (represents 0.49% of Fund average net assets)	$4,661,345
Portfolio turnover for the reporting period	48%

Columbia Variable Portfolio – Long Government/Credit Bond Fund | Class 1 | ASR7016_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Top Holdings

U.S. Treasury 02/15/2036 4.500%	4.8%
U.S. Treasury 08/15/2043 4.375%	4.5%
U.S. Treasury 05/15/2047 3.000%	4.3%
U.S. Treasury 05/15/2038 4.500%	4.1%
U.S. Treasury 02/15/2048 3.000%	3.4%
U.S. Treasury 05/15/2052 2.875%	3.4%
U.S. Treasury 05/15/2045 5.000%	2.9%
U.S. Treasury 02/15/2040 0.000%	2.7%
U.S. Treasury 05/15/2041 4.375%	1.7%
U.S. Treasury 08/15/2045 4.875%	1.4%

Asset Categories

Corporate Bonds & Notes	46.6%
U.S. Treasury Obligations	42.7%
Money Market Funds	7.8%
Asset-Backed Securities - Agency	1.3%
Other	0.7%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Long Government/Credit Bond Fund | Class 1 | ASR7016_01_12_D01_(02/26) |

Columbia Variable Portfolio – Long Government/Credit Bond Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$75	0.73%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Allocation | Allocation effects contributed to the Fund’s performance during the period. Most notably, an allocation to aerospace and defense was most positive for the Fund’s relative performance. Additional positive allocation effects were seen in media and entertainment as well as banking.

Selection | Security selection contributed to the Fund’s relative performance during the period. A pharmaceutical retailer was the most notable contributor to the Fund’s relative performance. Additional selections that contributed included a pharmaceutical company, a technology company and a media and entertainment company.

Credit | Credit allocation, as measured by an overweight to spread duration contribution, was positive for overall Fund performance relative to its benchmark.

Top Performance Detractors

Allocation | An underweight allocation to sovereign debt detracted from the Fund’s relative performance. Additionally, Fund allocations to cable and satellite, as well as select other sectors, marginally detracted from performance.

Selection | Despite positive selection effects and overall positive returns for the portfolio, certain security selections detracted from the Fund’s relative performance. The most notable detractors included a technology company, followed by an entertainment company.

Columbia Variable Portfolio – Long Government/Credit Bond Fund | Class 2 | ASR7016_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Long Government/Credit Bond Fund Class 2 ($11,386)	Bloomberg U.S. Aggregate Bond Index ($12,199)	Bloomberg U.S. Long Government/Credit Bond Index ($12,163)
12/15	$10,000	$10,000	$10,000
01/16	$10,143	$10,138	$10,210
02/16	$10,215	$10,210	$10,434
03/16	$10,368	$10,303	$10,730
04/16	$10,460	$10,343	$10,862
05/16	$10,470	$10,345	$10,897
06/16	$10,995	$10,531	$11,433
07/16	$11,296	$10,598	$11,725
08/16	$11,296	$10,586	$11,722
09/16	$11,140	$10,580	$11,574
10/16	$10,839	$10,499	$11,246
11/16	$10,195	$10,250	$10,590
12/16	$10,278	$10,265	$10,667
01/17	$10,341	$10,285	$10,700
02/17	$10,528	$10,354	$10,896
03/17	$10,465	$10,349	$10,835
04/17	$10,631	$10,428	$11,004
05/17	$10,849	$10,509	$11,226
06/17	$10,924	$10,498	$11,311
07/17	$10,956	$10,543	$11,341
08/17	$11,204	$10,638	$11,595
09/17	$11,107	$10,587	$11,484
10/17	$11,161	$10,593	$11,530
11/17	$11,204	$10,580	$11,591
12/17	$11,408	$10,628	$11,810
01/18	$11,171	$10,506	$11,567
02/18	$10,806	$10,406	$11,202
03/18	$10,967	$10,473	$11,387
04/18	$10,752	$10,395	$11,166
05/18	$10,870	$10,469	$11,292
06/18	$10,807	$10,456	$11,222
07/18	$10,841	$10,459	$11,250
08/18	$10,921	$10,526	$11,346
09/18	$10,749	$10,458	$11,170
10/18	$10,382	$10,376	$10,796
11/18	$10,416	$10,438	$10,855
12/18	$10,795	$10,630	$11,257
01/19	$11,059	$10,742	$11,509
02/19	$10,990	$10,736	$11,445
03/19	$11,495	$10,942	$11,983
04/19	$11,449	$10,945	$11,935
05/19	$11,896	$11,139	$12,428
06/19	$12,268	$11,279	$12,773
07/19	$12,350	$11,304	$12,866
08/19	$13,292	$11,597	$13,879
09/19	$13,045	$11,535	$13,614
10/19	$13,021	$11,570	$13,606
11/19	$13,045	$11,564	$13,617
12/19	$12,892	$11,556	$13,462
01/20	$13,539	$11,778	$14,165
02/20	$14,057	$11,990	$14,733
03/20	$13,775	$11,920	$14,298
04/20	$14,516	$12,132	$14,943
05/20	$14,481	$12,188	$14,956
06/20	$14,681	$12,265	$15,188
07/20	$15,460	$12,448	$15,994
08/20	$14,860	$12,348	$15,395
09/20	$14,836	$12,341	$15,373
10/20	$14,604	$12,286	$15,130
11/20	$15,142	$12,406	$15,663
12/20	$15,093	$12,424	$15,631
01/21	$14,591	$12,334	$15,167
02/21	$13,968	$12,156	$14,531
03/21	$13,466	$12,005	$14,004
04/21	$13,699	$12,099	$14,279
05/21	$13,821	$12,139	$14,394
06/21	$14,322	$12,224	$14,906
07/21	$14,727	$12,361	$15,321
08/21	$14,674	$12,337	$15,274
09/21	$14,322	$12,231	$14,917
10/21	$14,557	$12,227	$15,161
11/21	$14,727	$12,263	$15,364
12/21	$14,570	$12,232	$15,238
01/22	$13,851	$11,968	$14,491
02/22	$13,485	$11,835	$14,124
03/22	$12,989	$11,506	$13,569
04/22	$11,721	$11,069	$12,307
05/22	$11,708	$11,141	$12,269
06/22	$11,342	$10,966	$11,904
07/22	$11,820	$11,234	$12,351
08/22	$11,267	$10,917	$11,808
09/22	$10,327	$10,445	$10,828
10/22	$9,940	$10,310	$10,420
11/22	$10,742	$10,689	$11,267
12/22	$10,534	$10,641	$11,111
01/23	$11,281	$10,968	$11,843
02/23	$10,687	$10,684	$11,255
03/23	$11,198	$10,956	$11,751
04/23	$11,253	$11,022	$11,834
05/23	$10,935	$10,902	$11,510
06/23	$11,018	$10,863	$11,598
07/23	$10,882	$10,856	$11,473
08/23	$10,611	$10,786	$11,208
09/23	$9,926	$10,512	$10,511
10/23	$9,470	$10,346	$10,038
11/23	$10,411	$10,815	$11,031
12/23	$11,238	$11,229	$11,902
01/24	$11,081	$11,198	$11,720
02/24	$10,810	$11,040	$11,434
03/24	$10,967	$11,142	$11,616
04/24	$10,368	$10,860	$10,981
05/24	$10,653	$11,044	$11,292
06/24	$10,782	$11,149	$11,415
07/24	$11,129	$11,409	$11,798
08/24	$11,366	$11,573	$12,043
09/24	$11,617	$11,728	$12,323
10/24	$11,070	$11,437	$11,746
11/24	$11,292	$11,558	$11,983
12/24	$10,744	$11,369	$11,408
01/25	$10,789	$11,430	$11,456
02/25	$11,233	$11,681	$11,951
03/25	$11,114	$11,685	$11,815
04/25	$10,981	$11,731	$11,679
05/25	$10,789	$11,647	$11,477
06/25	$11,099	$11,826	$11,794
07/25	$11,049	$11,795	$11,736
08/25	$11,081	$11,936	$11,799
09/25	$11,435	$12,067	$12,166
10/25	$11,515	$12,142	$12,279
11/25	$11,563	$12,217	$12,334
12/25	$11,386	$12,199	$12,163
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2Footnote Reference(a)	5.98	(5.48)	1.31
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	2.01
Bloomberg U.S. Long Government/Credit Bond Index	6.62	(4.89)	1.98
Footnote	Description
Footnote(a)	The Fund’s performance prior to May 2016 reflects returns achieved by Columbia Management Investment Advisers, LLC pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$371,923,766
Total number of portfolio holdings	157
Management services fees (represents 0.49% of Fund average net assets)	$4,661,345
Portfolio turnover for the reporting period	48%

Columbia Variable Portfolio – Long Government/Credit Bond Fund | Class 2 | ASR7016_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Top Holdings

U.S. Treasury 02/15/2036 4.500%	4.8%
U.S. Treasury 08/15/2043 4.375%	4.5%
U.S. Treasury 05/15/2047 3.000%	4.3%
U.S. Treasury 05/15/2038 4.500%	4.1%
U.S. Treasury 02/15/2048 3.000%	3.4%
U.S. Treasury 05/15/2052 2.875%	3.4%
U.S. Treasury 05/15/2045 5.000%	2.9%
U.S. Treasury 02/15/2040 0.000%	2.7%
U.S. Treasury 05/15/2041 4.375%	1.7%
U.S. Treasury 08/15/2045 4.875%	1.4%

Asset Categories

Corporate Bonds & Notes	46.6%
U.S. Treasury Obligations	42.7%
Money Market Funds	7.8%
Asset-Backed Securities - Agency	1.3%
Other	0.7%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Long Government/Credit Bond Fund | Class 2 | ASR7016_02_12_D01_(02/26) |

Columbia Variable Portfolio – Small Cap Value Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Small Cap Value Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$94	0.87%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Stock selection | Selections in the materials, energy, and industrials sectors boosted the Fund’s relative performance most during the annual period.

Allocations | Larger average allocations to the materials and information technology sectors and smaller average allocations in the energy and financials sectors buoyed the Fund's relative performance during the annual period.

Individual holdings | Positions in MP Materials, a rare earth producer; thredUP, an online clothing resale marketplace; PACS Group, a post-acute healthcare provider; Celcuity, a biotech company focused on cancer therapies; and uniQure, a biotech company focused on gene therapy, were among the top contributors to the Fund’s relative performance.

Top Performance Detractors

Stock selection | Selections in the communication services, information technology and consumer staples sectors hurt the Fund’s relative performance during the annual period.

Allocations | Larger average weightings to the consumer staples and consumer discretionary sectors detracted from the Fund’s relative performance during the annual period.

Individual holdings | Fund positions in Acadia Healthcare, a behavioral healthcare provider; Payoneer Global, a digital payments company; KinderCare Learning, a child care and early childhood education provider; Vivid Seats, an online live event ticket marketplace; and Coty, a beauty products company, were among the top detractors from the Fund’s relative performance.

Columbia Variable Portfolio – Small Cap Value Fund | Class 1 | ASR7024_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Small Cap Value Fund Class 1 ($29,643)	Russell 3000® Index ($38,012)	Russell 2000® Value Index ($24,256)
12/15	$10,000	$10,000	$10,000
01/16	$9,288	$9,436	$9,328
02/16	$9,370	$9,433	$9,392
03/16	$10,306	$10,097	$10,170
04/16	$10,624	$10,159	$10,386
05/16	$10,693	$10,341	$10,576
06/16	$10,449	$10,362	$10,608
07/16	$11,104	$10,774	$11,181
08/16	$11,557	$10,801	$11,458
09/16	$11,682	$10,818	$11,549
10/16	$11,160	$10,584	$11,169
11/16	$12,768	$11,058	$12,652
12/16	$13,304	$11,274	$13,174
01/17	$13,304	$11,486	$13,080
02/17	$13,479	$11,913	$13,269
03/17	$13,444	$11,921	$13,157
04/17	$13,423	$12,047	$13,209
05/17	$13,068	$12,171	$12,797
06/17	$13,673	$12,280	$13,245
07/17	$13,942	$12,512	$13,329
08/17	$13,643	$12,536	$13,001
09/17	$14,744	$12,842	$13,922
10/17	$14,841	$13,122	$13,940
11/17	$15,328	$13,521	$14,344
12/17	$15,208	$13,656	$14,207
01/18	$15,343	$14,375	$14,382
02/18	$14,512	$13,846	$13,663
03/18	$14,564	$13,568	$13,832
04/18	$14,811	$13,619	$14,071
05/18	$15,590	$14,004	$14,890
06/18	$15,748	$14,095	$14,980
07/18	$15,898	$14,563	$15,245
08/18	$16,232	$15,074	$15,608
09/18	$15,618	$15,099	$15,221
10/18	$14,109	$13,988	$13,858
11/18	$14,285	$14,268	$14,081
12/18	$12,470	$12,940	$12,379
01/19	$14,039	$14,051	$13,733
02/19	$14,574	$14,545	$14,267
03/19	$14,004	$14,757	$13,856
04/19	$14,513	$15,346	$14,380
05/19	$13,084	$14,353	$13,205
06/19	$14,057	$15,361	$14,046
07/19	$14,107	$15,590	$14,069
08/19	$12,997	$15,272	$13,284
09/19	$13,827	$15,540	$13,966
10/19	$14,030	$15,874	$14,304
11/19	$14,464	$16,478	$14,639
12/19	$15,130	$16,954	$15,151
01/20	$14,126	$16,935	$14,334
02/20	$12,678	$15,549	$12,941
03/20	$9,723	$13,410	$9,748
04/20	$11,152	$15,187	$10,951
05/20	$11,606	$15,999	$11,265
06/20	$11,992	$16,364	$11,591
07/20	$12,054	$17,294	$11,830
08/20	$12,858	$18,546	$12,468
09/20	$12,308	$17,871	$11,887
10/20	$12,817	$17,485	$12,313
11/20	$15,291	$19,613	$14,690
12/20	$16,462	$20,495	$15,853
01/21	$16,910	$20,404	$16,688
02/21	$19,088	$21,042	$18,255
03/21	$20,116	$21,796	$19,209
04/21	$20,686	$22,919	$19,598
05/21	$21,440	$23,024	$20,208
06/21	$20,890	$23,592	$20,085
07/21	$20,323	$23,991	$19,366
08/21	$20,785	$24,675	$19,885
09/21	$20,559	$23,568	$19,486
10/21	$21,225	$25,161	$20,229
11/21	$20,498	$24,778	$19,538
12/21	$21,266	$25,754	$20,335
01/22	$20,395	$24,239	$19,150
02/22	$20,867	$23,628	$19,467
03/22	$20,887	$24,395	$19,847
04/22	$19,503	$22,206	$18,307
05/22	$19,821	$22,176	$18,658
06/22	$17,833	$20,321	$16,815
07/22	$19,569	$22,227	$18,443
08/22	$19,097	$21,397	$17,860
09/22	$17,256	$19,413	$16,040
10/22	$19,333	$21,005	$18,059
11/22	$20,211	$22,102	$18,611
12/22	$19,417	$20,808	$17,390
01/23	$21,545	$22,241	$19,050
02/23	$21,140	$21,721	$18,610
03/23	$19,755	$22,302	$17,276
04/23	$19,367	$22,539	$16,845
05/23	$18,995	$22,627	$16,514
06/23	$20,954	$24,172	$17,825
07/23	$22,346	$25,039	$19,171
08/23	$21,817	$24,555	$18,248
09/23	$20,577	$23,386	$17,298
10/23	$19,373	$22,766	$16,266
11/23	$21,088	$24,888	$17,730
12/23	$23,678	$26,209	$19,937
01/24	$22,693	$26,499	$19,031
02/24	$23,368	$27,933	$19,654
03/24	$24,627	$28,835	$20,515
04/24	$23,021	$27,566	$19,208
05/24	$24,353	$28,868	$20,107
06/24	$23,496	$29,762	$19,768
07/24	$25,740	$30,315	$22,177
08/24	$25,068	$30,975	$21,761
09/24	$25,260	$31,616	$21,774
10/24	$24,837	$31,384	$21,434
11/24	$27,621	$33,471	$23,501
12/24	$25,778	$32,448	$21,543
01/25	$26,527	$33,473	$21,985
02/25	$25,106	$32,831	$21,144
03/25	$23,820	$30,916	$19,875
04/25	$22,860	$30,709	$19,077
05/25	$24,166	$32,655	$19,878
06/25	$25,279	$34,314	$20,862
07/25	$25,706	$35,070	$21,230
08/25	$27,862	$35,881	$23,028
09/25	$28,424	$37,120	$23,491
10/25	$28,237	$37,915	$23,550
11/25	$29,221	$38,019	$24,212
12/25	$29,643	$38,012	$24,256
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1	14.99	12.48	11.48
Russell 3000® Index	17.15	13.15	14.29
Russell 2000® Value Index	12.59	8.88	9.27

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$410,324,334
Total number of portfolio holdings	235
Management services fees (represents 0.87% of Fund average net assets)	$3,649,949
Portfolio turnover for the reporting period	79%

Columbia Variable Portfolio – Small Cap Value Fund | Class 1 | ASR7024_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Equity Sector Allocation

Financials	19.2%
Industrials	17.6%
Real Estate	13.4%
Consumer Discretionary	13.2%
Health Care	9.1%
Materials	6.9%
Energy	6.6%
Information Technology	5.9%
Consumer Staples	3.5%
Communication Services	2.2%
Other	1.6%

Top Holdings

JBT Marel Corp.	1.3%
National Fuel Gas Co.	1.3%
Meritage Homes Corp.	1.2%
Essent Group Ltd.	1.1%
Moog, Inc., Class A	1.1%
PACS Group, Inc.	1.0%
Kite Realty Group Trust	1.0%
Kirby Corp.	1.0%
Cushman & Wakefield Ltd.	1.0%
Knight-Swift Transportation Holdings, Inc.	1.0%

Asset Categories

Common Stocks	99.2%
Other	0.8%

Certain Fund Changes

This is a summary of the changes to the Fund. For more complete information, you may review the Fund’s prospectus, which is available at columbiathreadneedleus.com/resources/literature or upon request at 1-800-345-6611.

On July 2, 2025, the Fund supplemented its prospectus to change the Fund's name to Columbia Variable Portfolio - Small Cap Value Discovery Fund. This change will become effective May 1, 2026.

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Small Cap Value Fund | Class 1 | ASR7024_01_12_D01_(02/26) |

Columbia Variable Portfolio – Small Cap Value Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Small Cap Value Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$120	1.12%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Stock selection | Selections in the materials, energy, and industrials sectors boosted the Fund’s relative performance most during the annual period.

Allocations | Larger average allocations to the materials and information technology sectors and smaller average allocations in the energy and financials sectors buoyed the Fund's relative performance during the annual period.

Individual holdings | Positions in MP Materials, a rare earth producer; thredUP, an online clothing resale marketplace; PACS Group, a post-acute healthcare provider; Celcuity, a biotech company focused on cancer therapies; and uniQure, a biotech company focused on gene therapy, were among the top contributors to the Fund’s relative performance.

Top Performance Detractors

Stock selection | Selections in the communication services, information technology and consumer staples sectors hurt the Fund’s relative performance during the annual period.

Allocations | Larger average weightings to the consumer staples and consumer discretionary sectors detracted from the Fund’s relative performance during the annual period.

Individual holdings | Fund positions in Acadia Healthcare, a behavioral healthcare provider; Payoneer Global, a digital payments company; KinderCare Learning, a child care and early childhood education provider; Vivid Seats, an online live event ticket marketplace; and Coty, a beauty products company, were among the top detractors from the Fund’s relative performance.

Columbia Variable Portfolio – Small Cap Value Fund | Class 2 | ASR7024_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Small Cap Value Fund Class 2 ($28,914)	Russell 3000® Index ($38,012)	Russell 2000® Value Index ($24,256)
12/15	$10,000	$10,000	$10,000
01/16	$9,285	$9,436	$9,328
02/16	$9,360	$9,433	$9,392
03/16	$10,301	$10,097	$10,170
04/16	$10,615	$10,159	$10,386
05/16	$10,678	$10,341	$10,576
06/16	$10,439	$10,362	$10,608
07/16	$11,088	$10,774	$11,181
08/16	$11,535	$10,801	$11,458
09/16	$11,654	$10,818	$11,549
10/16	$11,137	$10,584	$11,169
11/16	$12,736	$11,058	$12,652
12/16	$13,274	$11,274	$13,174
01/17	$13,267	$11,486	$13,080
02/17	$13,435	$11,913	$13,269
03/17	$13,400	$11,921	$13,157
04/17	$13,379	$12,047	$13,209
05/17	$13,023	$12,171	$12,797
06/17	$13,616	$12,280	$13,245
07/17	$13,892	$12,512	$13,329
08/17	$13,585	$12,536	$13,001
09/17	$14,680	$12,842	$13,922
10/17	$14,770	$13,122	$13,940
11/17	$15,250	$13,521	$14,344
12/17	$15,130	$13,656	$14,207
01/18	$15,265	$14,375	$14,382
02/18	$14,432	$13,846	$13,663
03/18	$14,477	$13,568	$13,832
04/18	$14,725	$13,619	$14,071
05/18	$15,498	$14,004	$14,890
06/18	$15,655	$14,095	$14,980
07/18	$15,801	$14,563	$15,245
08/18	$16,126	$15,074	$15,608
09/18	$15,512	$15,099	$15,221
10/18	$14,012	$13,988	$13,858
11/18	$14,179	$14,268	$14,081
12/18	$12,381	$12,940	$12,379
01/19	$13,925	$14,051	$13,733
02/19	$14,459	$14,545	$14,267
03/19	$13,890	$14,757	$13,856
04/19	$14,389	$15,346	$14,380
05/19	$12,969	$14,353	$13,205
06/19	$13,942	$15,361	$14,046
07/19	$13,987	$15,590	$14,069
08/19	$12,879	$15,272	$13,284
09/19	$13,698	$15,540	$13,966
10/19	$13,900	$15,874	$14,304
11/19	$14,324	$16,478	$14,639
12/19	$14,979	$16,954	$15,151
01/20	$13,987	$16,935	$14,334
02/20	$12,552	$15,549	$12,941
03/20	$9,623	$13,410	$9,748
04/20	$11,039	$15,187	$10,951
05/20	$11,483	$15,999	$11,265
06/20	$11,858	$16,364	$11,591
07/20	$11,911	$17,294	$11,830
08/20	$12,711	$18,546	$12,468
09/20	$12,164	$17,871	$11,887
10/20	$12,661	$17,485	$12,313
11/20	$15,102	$19,613	$14,690
12/20	$16,266	$20,495	$15,853
01/21	$16,692	$20,404	$16,688
02/21	$18,839	$21,042	$18,255
03/21	$19,862	$21,796	$19,209
04/21	$20,419	$22,919	$19,598
05/21	$21,148	$23,024	$20,208
06/21	$20,612	$23,592	$20,085
07/21	$20,046	$23,991	$19,366
08/21	$20,494	$24,675	$19,885
09/21	$20,270	$23,568	$19,486
10/21	$20,921	$25,161	$20,229
11/21	$20,198	$24,778	$19,538
12/21	$20,952	$25,754	$20,335
01/22	$20,086	$24,239	$19,150
02/22	$20,555	$23,628	$19,467
03/22	$20,565	$24,395	$19,847
04/22	$19,201	$22,206	$18,307
05/22	$19,506	$22,176	$18,658
06/22	$17,551	$20,321	$16,815
07/22	$19,257	$22,227	$18,443
08/22	$18,769	$21,397	$17,860
09/22	$16,971	$19,413	$16,040
10/22	$19,005	$21,005	$18,059
11/22	$19,878	$22,102	$18,611
12/22	$19,072	$20,808	$17,390
01/23	$21,172	$22,241	$19,050
02/23	$20,769	$21,721	$18,610
03/23	$19,391	$22,302	$17,276
04/23	$19,021	$22,539	$16,845
05/23	$18,652	$22,627	$16,514
06/23	$20,567	$24,172	$17,825
07/23	$21,936	$25,039	$19,171
08/23	$21,411	$24,555	$18,248
09/23	$20,197	$23,386	$17,298
10/23	$19,002	$22,766	$16,266
11/23	$20,668	$24,888	$17,730
12/23	$23,204	$26,209	$19,937
01/24	$22,244	$26,499	$19,031
02/24	$22,896	$27,933	$19,654
03/24	$24,128	$28,835	$20,515
04/24	$22,552	$27,566	$19,208
05/24	$23,838	$28,868	$20,107
06/24	$23,005	$29,762	$19,768
07/24	$25,198	$30,315	$22,177
08/24	$24,551	$30,975	$21,761
09/24	$24,703	$31,616	$21,774
10/24	$24,303	$31,384	$21,434
11/24	$27,025	$33,471	$23,501
12/24	$25,217	$32,448	$21,543
01/25	$25,921	$33,473	$21,985
02/25	$24,551	$32,831	$21,144
03/25	$23,275	$30,916	$19,875
04/25	$22,324	$30,709	$19,077
05/25	$23,618	$32,655	$19,878
06/25	$24,703	$34,314	$20,862
07/25	$25,102	$35,070	$21,230
08/25	$27,217	$35,881	$23,028
09/25	$27,729	$37,120	$23,491
10/25	$27,543	$37,915	$23,550
11/25	$28,519	$38,019	$24,212
12/25	$28,914	$38,012	$24,256
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	14.66	12.19	11.20
Russell 3000® Index	17.15	13.15	14.29
Russell 2000® Value Index	12.59	8.88	9.27

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$410,324,334
Total number of portfolio holdings	235
Management services fees (represents 0.87% of Fund average net assets)	$3,649,949
Portfolio turnover for the reporting period	79%

Columbia Variable Portfolio – Small Cap Value Fund | Class 2 | ASR7024_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Equity Sector Allocation

Financials	19.2%
Industrials	17.6%
Real Estate	13.4%
Consumer Discretionary	13.2%
Health Care	9.1%
Materials	6.9%
Energy	6.6%
Information Technology	5.9%
Consumer Staples	3.5%
Communication Services	2.2%
Other	1.6%

Top Holdings

JBT Marel Corp.	1.3%
National Fuel Gas Co.	1.3%
Meritage Homes Corp.	1.2%
Essent Group Ltd.	1.1%
Moog, Inc., Class A	1.1%
PACS Group, Inc.	1.0%
Kite Realty Group Trust	1.0%
Kirby Corp.	1.0%
Cushman & Wakefield Ltd.	1.0%
Knight-Swift Transportation Holdings, Inc.	1.0%

Asset Categories

Common Stocks	99.2%
Other	0.8%

Certain Fund Changes

This is a summary of the changes to the Fund. For more complete information, you may review the Fund’s prospectus, which is available at columbiathreadneedleus.com/resources/literature or upon request at 1-800-345-6611.

On July 2, 2025, the Fund supplemented its prospectus to change the Fund's name to Columbia Variable Portfolio - Small Cap Value Discovery Fund. This change will become effective May 1, 2026.

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Small Cap Value Fund | Class 2 | ASR7024_02_12_D01_(02/26) |

Columbia Variable Portfolio – Small Company Growth Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Small Company Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$95	0.86%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Stock selection | Selections in the information technology and consumer staples sectors boosted the Fund’s relative performance most during the annual period.

Allocations | Underweight positions in the financials sector buoyed relative Fund performance during the annual period.

Individual holdings | Positions in Lumentum, an electrical product manufacturing company, Hut 8, a bitcoin mining company, and Kratos Defense & Security Solutions, a defense company, were among the top contributors to the Fund’s relative performance during the period.

Top Performance Detractors

Stock selection | Selections in the consumer discretionary and health care sectors hurt the Fund’s relative performance during the annual period.

Allocations | An overweight position in the consumer discretionary sector detracted from relative performance.

Individual holdings | Positions in AAON, an industrial machinery company, Saia, a transportation company, and Bloom Energy, a power generation company, were among the top detractors from the Fund’s relative performance during the period.

Columbia Variable Portfolio – Small Company Growth Fund | Class 1 | ASR7025_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Small Company Growth Fund Class 1 ($41,115)	Russell 3000® Index ($38,012)	Russell 2000® Growth Index ($24,949)
12/15	$10,000	$10,000	$10,000
01/16	$8,944	$9,436	$8,917
02/16	$9,015	$9,433	$8,853
03/16	$9,691	$10,097	$9,532
04/16	$9,804	$10,159	$9,627
05/16	$10,083	$10,341	$9,886
06/16	$10,083	$10,362	$9,841
07/16	$10,545	$10,774	$10,484
08/16	$10,700	$10,801	$10,596
09/16	$10,928	$10,818	$10,748
10/16	$10,368	$10,584	$10,080
11/16	$11,252	$11,058	$10,982
12/16	$11,274	$11,274	$11,132
01/17	$11,657	$11,486	$11,313
02/17	$11,937	$11,913	$11,590
03/17	$12,040	$11,921	$11,727
04/17	$12,467	$12,047	$11,943
05/17	$12,600	$12,171	$11,835
06/17	$12,872	$12,280	$12,242
07/17	$13,084	$12,512	$12,346
08/17	$13,178	$12,536	$12,332
09/17	$13,832	$12,842	$13,003
10/17	$14,252	$13,122	$13,205
11/17	$14,338	$13,521	$13,584
12/17	$14,572	$13,656	$13,599
01/18	$15,140	$14,375	$14,129
02/18	$14,813	$13,846	$13,727
03/18	$15,000	$13,568	$13,912
04/18	$14,836	$13,619	$13,926
05/18	$15,732	$14,004	$14,802
06/18	$15,935	$14,095	$14,918
07/18	$16,074	$14,563	$15,175
08/18	$17,722	$15,074	$16,119
09/18	$17,749	$15,099	$15,742
10/18	$15,470	$13,988	$13,750
11/18	$16,028	$14,268	$13,965
12/18	$14,316	$12,940	$12,334
01/19	$16,532	$14,051	$13,758
02/19	$17,584	$14,545	$14,646
03/19	$17,575	$14,757	$14,448
04/19	$18,179	$15,346	$14,888
05/19	$17,502	$14,353	$13,784
06/19	$19,177	$15,361	$14,845
07/19	$19,566	$15,590	$14,990
08/19	$19,216	$15,272	$14,343
09/19	$18,323	$15,540	$14,226
10/19	$18,628	$15,874	$14,630
11/19	$20,097	$16,478	$15,492
12/19	$20,143	$16,954	$15,847
01/20	$20,572	$16,935	$15,672
02/20	$19,747	$15,549	$14,541
03/20	$16,424	$13,410	$11,764
04/20	$19,871	$15,187	$13,516
05/20	$22,675	$15,999	$14,793
06/20	$24,223	$16,364	$15,362
07/20	$25,671	$17,294	$15,889
08/20	$26,752	$18,546	$16,822
09/20	$26,867	$17,871	$16,461
10/20	$27,143	$17,485	$16,586
11/20	$31,847	$19,613	$19,511
12/20	$34,469	$20,495	$21,335
01/21	$36,229	$20,404	$22,363
02/21	$37,643	$21,042	$23,102
03/21	$35,113	$21,796	$22,375
04/21	$36,447	$22,919	$22,863
05/21	$35,113	$23,024	$22,210
06/21	$37,149	$23,592	$23,251
07/21	$36,680	$23,991	$22,404
08/21	$37,695	$24,675	$22,812
09/21	$36,021	$23,568	$21,937
10/21	$37,256	$25,161	$22,964
11/21	$33,496	$24,778	$21,843
12/21	$33,469	$25,754	$21,939
01/22	$28,062	$24,239	$18,999
02/22	$28,131	$23,628	$19,082
03/22	$27,747	$24,395	$19,169
04/22	$23,671	$22,206	$16,817
05/22	$22,477	$22,176	$16,500
06/22	$20,460	$20,321	$15,478
07/22	$23,274	$22,227	$17,211
08/22	$22,901	$21,397	$17,049
09/22	$20,774	$19,413	$15,516
10/22	$22,013	$21,005	$16,988
11/22	$22,924	$22,102	$17,265
12/22	$21,498	$20,808	$16,157
01/23	$23,882	$22,241	$17,764
02/23	$23,368	$21,721	$17,571
03/23	$23,835	$22,302	$17,138
04/23	$23,765	$22,539	$16,939
05/23	$23,859	$22,627	$16,942
06/23	$26,055	$24,172	$18,347
07/23	$26,850	$25,039	$19,204
08/23	$26,803	$24,555	$18,205
09/23	$24,700	$23,386	$17,004
10/23	$23,181	$22,766	$15,692
11/23	$24,606	$24,888	$17,121
12/23	$27,224	$26,209	$19,171
01/24	$26,733	$26,499	$18,556
02/24	$29,724	$27,933	$20,064
03/24	$30,892	$28,835	$20,625
04/24	$28,859	$27,566	$19,037
05/24	$30,308	$28,868	$20,056
06/24	$29,934	$29,762	$20,023
07/24	$31,588	$30,315	$21,662
08/24	$31,803	$30,975	$21,422
09/24	$32,497	$31,616	$21,707
10/24	$32,640	$31,384	$21,419
11/24	$36,346	$33,471	$24,045
12/24	$33,788	$32,448	$22,077
01/25	$35,199	$33,473	$22,775
02/25	$32,544	$32,831	$21,233
03/25	$29,603	$30,916	$19,623
04/25	$29,221	$30,709	$19,497
05/25	$31,683	$32,655	$20,749
06/25	$34,529	$34,314	$21,971
07/25	$35,735	$35,070	$22,345
08/25	$38,151	$35,881	$23,666
09/25	$39,413	$37,120	$24,650
10/25	$41,307	$37,915	$25,447
11/25	$42,240	$38,019	$25,273
12/25	$41,115	$38,012	$24,949
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1	21.69	3.59	15.19
Russell 3000® Index	17.15	13.15	14.29
Russell 2000® Growth Index	13.01	3.18	9.57

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$232,263,027
Total number of portfolio holdings	96
Management services fees (represents 0.87% of Fund average net assets)	$2,007,764
Portfolio turnover for the reporting period	132%

Columbia Variable Portfolio – Small Company Growth Fund | Class 1 | ASR7025_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Equity Sector Allocation

Industrials	29.4%
Health Care	20.3%
Information Technology	16.4%
Consumer Discretionary	11.9%
Consumer Staples	6.5%
Financials	6.1%
Communication Services	3.3%
Energy	2.8%
Utilities	0.6%

Top Holdings

Carpenter Technology Corp.	3.0%
RBC Bearings, Inc.	2.9%
Celsius Holdings, Inc.	2.8%
ICU Medical, Inc.	2.5%
Glaukos Corp.	2.2%
AAON, Inc.	2.0%
InterDigital, Inc.	2.0%
Rush Street Interactive, Inc.	1.9%
Hut 8 Corp.	1.9%
Bloom Energy Corp., Class A	1.9%

Asset Categories

Common Stocks	97.3%
Money Market Funds	2.8%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Small Company Growth Fund | Class 1 | ASR7025_01_12_D01_(02/26) |

Columbia Variable Portfolio – Small Company Growth Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Small Company Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$123	1.11%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Stock selection | Selections in the information technology and consumer staples sectors boosted the Fund’s relative performance most during the annual period.

Allocations | Underweight positions in the financials sector buoyed relative Fund performance during the annual period.

Individual holdings | Positions in Lumentum, an electrical product manufacturing company, Hut 8, a bitcoin mining company, and Kratos Defense & Security Solutions, a defense company, were among the top contributors to the Fund’s relative performance during the period.

Top Performance Detractors

Stock selection | Selections in the consumer discretionary and health care sectors hurt the Fund’s relative performance during the annual period.

Allocations | An overweight position in the consumer discretionary sector detracted from relative performance.

Individual holdings | Positions in AAON, an industrial machinery company, Saia, a transportation company, and Bloom Energy, a power generation company, were among the top detractors from the Fund’s relative performance during the period.

Columbia Variable Portfolio – Small Company Growth Fund | Class 2 | ASR7025_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Small Company Growth Fund Class 2 ($40,084)	Russell 3000® Index ($38,012)	Russell 2000® Growth Index ($24,949)
12/15	$10,000	$10,000	$10,000
01/16	$8,941	$9,436	$8,917
02/16	$9,009	$9,433	$8,853
03/16	$9,688	$10,097	$9,532
04/16	$9,798	$10,159	$9,627
05/16	$10,073	$10,341	$9,886
06/16	$10,073	$10,362	$9,841
07/16	$10,529	$10,774	$10,484
08/16	$10,681	$10,801	$10,596
09/16	$10,910	$10,818	$10,748
10/16	$10,353	$10,584	$10,080
11/16	$11,223	$11,058	$10,982
12/16	$11,253	$11,274	$11,132
01/17	$11,627	$11,486	$11,313
02/17	$11,910	$11,913	$11,590
03/17	$12,001	$11,921	$11,727
04/17	$12,428	$12,047	$11,943
05/17	$12,558	$12,171	$11,835
06/17	$12,825	$12,280	$12,242
07/17	$13,038	$12,512	$12,346
08/17	$13,127	$12,536	$12,332
09/17	$13,772	$12,842	$13,003
10/17	$14,192	$13,122	$13,205
11/17	$14,273	$13,521	$13,584
12/17	$14,499	$13,656	$13,599
01/18	$15,063	$14,375	$14,129
02/18	$14,733	$13,846	$13,727
03/18	$14,918	$13,568	$13,912
04/18	$14,757	$13,619	$13,926
05/18	$15,644	$14,004	$14,802
06/18	$15,838	$14,095	$14,918
07/18	$15,972	$14,563	$15,175
08/18	$17,611	$15,074	$16,119
09/18	$17,630	$15,099	$15,742
10/18	$15,362	$13,988	$13,750
11/18	$15,915	$14,268	$13,965
12/18	$14,209	$12,940	$12,334
01/19	$16,410	$14,051	$13,758
02/19	$17,449	$14,545	$14,646
03/19	$17,430	$14,757	$14,448
04/19	$18,030	$15,346	$14,888
05/19	$17,354	$14,353	$13,784
06/19	$19,012	$15,361	$14,845
07/19	$19,390	$15,590	$14,990
08/19	$19,046	$15,272	$14,343
09/19	$18,155	$15,540	$14,226
10/19	$18,452	$15,874	$14,630
11/19	$19,901	$16,478	$15,492
12/19	$19,948	$16,954	$15,847
01/20	$20,364	$16,935	$15,672
02/20	$19,544	$15,549	$14,541
03/20	$16,243	$13,410	$11,764
04/20	$19,663	$15,187	$13,516
05/20	$22,430	$15,999	$14,793
06/20	$23,950	$16,364	$15,362
07/20	$25,380	$17,294	$15,889
08/20	$26,442	$18,546	$16,822
09/20	$26,550	$17,871	$16,461
10/20	$26,828	$17,485	$16,586
11/20	$31,462	$19,613	$19,511
12/20	$34,045	$20,495	$21,335
01/21	$35,783	$20,404	$22,363
02/21	$37,170	$21,042	$23,102
03/21	$34,660	$21,796	$22,375
04/21	$35,976	$22,919	$22,863
05/21	$34,648	$23,024	$22,210
06/21	$36,651	$23,592	$23,251
07/21	$36,181	$23,991	$22,404
08/21	$37,170	$24,675	$22,812
09/21	$35,512	$23,568	$21,937
10/21	$36,719	$25,161	$22,964
11/21	$33,010	$24,778	$21,843
12/21	$32,981	$25,754	$21,939
01/22	$27,641	$24,239	$18,999
02/22	$27,700	$23,628	$19,082
03/22	$27,321	$24,395	$19,169
04/22	$23,306	$22,206	$16,817
05/22	$22,113	$22,176	$16,500
06/22	$20,135	$20,321	$15,478
07/22	$22,888	$22,227	$17,211
08/22	$22,524	$21,397	$17,049
09/22	$20,420	$19,413	$15,516
10/22	$21,641	$21,005	$16,988
11/22	$22,550	$22,102	$17,265
12/22	$21,121	$20,808	$16,157
01/23	$23,460	$22,241	$17,764
02/23	$22,940	$21,721	$17,571
03/23	$23,408	$22,302	$17,138
04/23	$23,330	$22,539	$16,939
05/23	$23,434	$22,627	$16,942
06/23	$25,564	$24,172	$18,347
07/23	$26,343	$25,039	$19,204
08/23	$26,291	$24,555	$18,205
09/23	$24,239	$23,386	$17,004
10/23	$22,732	$22,766	$15,692
11/23	$24,135	$24,888	$17,121
12/23	$26,681	$26,209	$19,171
01/24	$26,187	$26,499	$18,556
02/24	$29,123	$27,933	$20,064
03/24	$30,240	$28,835	$20,625
04/24	$28,266	$27,566	$19,037
05/24	$29,669	$28,868	$20,056
06/24	$29,305	$29,762	$20,023
07/24	$30,919	$30,315	$21,662
08/24	$31,105	$30,975	$21,422
09/24	$31,797	$31,616	$21,707
10/24	$31,930	$31,384	$21,419
11/24	$35,549	$33,471	$24,045
12/24	$33,047	$32,448	$22,077
01/25	$34,404	$33,473	$22,775
02/25	$31,797	$32,831	$21,233
03/25	$28,923	$30,916	$19,623
04/25	$28,551	$30,709	$19,497
05/25	$30,945	$32,655	$20,749
06/25	$33,713	$34,314	$21,971
07/25	$34,891	$35,070	$22,345
08/25	$37,254	$35,881	$23,666
09/25	$38,467	$37,120	$24,650
10/25	$40,302	$37,915	$25,447
11/25	$41,204	$38,019	$25,273
12/25	$40,084	$38,012	$24,949
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	21.29	3.32	14.89
Russell 3000® Index	17.15	13.15	14.29
Russell 2000® Growth Index	13.01	3.18	9.57

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$232,263,027
Total number of portfolio holdings	96
Management services fees (represents 0.87% of Fund average net assets)	$2,007,764
Portfolio turnover for the reporting period	132%

Columbia Variable Portfolio – Small Company Growth Fund | Class 2 | ASR7025_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Equity Sector Allocation

Industrials	29.4%
Health Care	20.3%
Information Technology	16.4%
Consumer Discretionary	11.9%
Consumer Staples	6.5%
Financials	6.1%
Communication Services	3.3%
Energy	2.8%
Utilities	0.6%

Top Holdings

Carpenter Technology Corp.	3.0%
RBC Bearings, Inc.	2.9%
Celsius Holdings, Inc.	2.8%
ICU Medical, Inc.	2.5%
Glaukos Corp.	2.2%
AAON, Inc.	2.0%
InterDigital, Inc.	2.0%
Rush Street Interactive, Inc.	1.9%
Hut 8 Corp.	1.9%
Bloom Energy Corp., Class A	1.9%

Asset Categories

Common Stocks	97.3%
Money Market Funds	2.8%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Small Company Growth Fund | Class 2 | ASR7025_02_12_D01_(02/26) |

Columbia Variable Portfolio – Strategic Income Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Strategic Income Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$73	0.70%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Sector allocation | Overall, sector allocation decisions contributed to the Fund’s relative performance. Contributions primarily came from an overweight to agency mortgage-backed securities, high-yield corporates, bank loans and emerging market debt.

Security selection | Overall, security selection contributed to relative performance. Contributions primarily came from positive selections in commercial mortgages as well as asset backed securities. Additionally, positive selection came from the investment-grade corporate sector.

Top Performance Detractors

Duration | The Fund’s shorter-than-benchmark duration positioning detracted from relative performance as Treasury yields moved lower across most maturities.

Sector allocation | Detractors from relative Fund performance included an overweight to non-agency mortgage-backed securities, an overweight to asset backed securities and an underweight to commercial mortgages.

Security selection | Security selection in agency mortgages and emerging market debt detracted from the Fund’s relative performance during the period.

Derivates usage | On a stand-alone basis, the Fund’s usage of derivates had a negative impact on Fund performance.

Columbia Variable Portfolio – Strategic Income Fund | Class 1 | ASR7026_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Strategic Income Fund Class 1 ($15,203)	JPMorgan Emerging Markets Bond Index - Global ($15,176)	Bloomberg U.S. Aggregate Bond Index ($12,199)	FTSE Non-U.S. World Government Bond (All Maturities) Index – Unhedged ($9,844)	ICE BofA US Cash Pay High Yield Constrained Index ($18,626)
12/15	$10,000	$10,000	$10,000	$10,000	$10,000
01/16	$9,820	$9,980	$10,138	$10,100	$9,842
02/16	$9,888	$10,182	$10,210	$10,499	$9,889
03/16	$10,225	$10,522	$10,303	$10,910	$10,323
04/16	$10,494	$10,723	$10,343	$11,118	$10,733
05/16	$10,517	$10,691	$10,345	$10,870	$10,804
06/16	$10,562	$11,090	$10,531	$11,350	$10,920
07/16	$10,727	$11,262	$10,598	$11,419	$11,197
08/16	$10,915	$11,465	$10,586	$11,301	$11,446
09/16	$10,942	$11,504	$10,580	$11,418	$11,521
10/16	$10,942	$11,335	$10,499	$10,897	$11,555
11/16	$10,835	$10,863	$10,250	$10,280	$11,509
12/16	$10,915	$11,019	$10,265	$10,181	$11,734
01/17	$11,050	$11,178	$10,285	$10,326	$11,892
02/17	$11,131	$11,410	$10,354	$10,360	$12,077
03/17	$11,158	$11,449	$10,349	$10,387	$12,052
04/17	$11,239	$11,636	$10,428	$10,555	$12,188
05/17	$11,320	$11,732	$10,509	$10,795	$12,298
06/17	$11,374	$11,702	$10,498	$10,782	$12,311
07/17	$11,471	$11,779	$10,543	$11,078	$12,454
08/17	$11,471	$11,983	$10,638	$11,215	$12,451
09/17	$11,526	$11,981	$10,587	$11,059	$12,563
10/17	$11,582	$12,003	$10,593	$10,976	$12,611
11/17	$11,582	$11,971	$10,580	$11,223	$12,576
12/17	$11,610	$12,046	$10,628	$11,233	$12,612
01/18	$11,665	$12,023	$10,506	$11,593	$12,693
02/18	$11,610	$11,787	$10,406	$11,517	$12,573
03/18	$11,582	$11,831	$10,473	$11,729	$12,494
04/18	$11,582	$11,658	$10,395	$11,444	$12,577
05/18	$11,582	$11,532	$10,469	$11,180	$12,575
06/18	$11,554	$11,416	$10,456	$11,130	$12,619
07/18	$11,651	$11,651	$10,459	$11,085	$12,761
08/18	$11,651	$11,427	$10,526	$11,004	$12,852
09/18	$11,680	$11,629	$10,458	$10,886	$12,927
10/18	$11,536	$11,370	$10,376	$10,728	$12,715
11/18	$11,507	$11,325	$10,438	$10,755	$12,602
12/18	$11,565	$11,491	$10,630	$11,028	$12,327
01/19	$11,881	$11,998	$10,742	$11,244	$12,893
02/19	$11,967	$12,073	$10,736	$11,097	$13,110
03/19	$12,140	$12,249	$10,942	$11,196	$13,239
04/19	$12,226	$12,263	$10,945	$11,125	$13,424
05/19	$12,255	$12,333	$11,139	$11,273	$13,253
06/19	$12,399	$12,709	$11,279	$11,635	$13,579
07/19	$12,495	$12,855	$11,304	$11,554	$13,648
08/19	$12,495	$12,926	$11,597	$11,811	$13,703
09/19	$12,525	$12,879	$11,535	$11,623	$13,746
10/19	$12,585	$12,927	$11,570	$11,720	$13,778
11/19	$12,645	$12,906	$11,564	$11,519	$13,815
12/19	$12,764	$13,148	$11,556	$11,615	$14,102
01/20	$12,824	$13,377	$11,778	$11,741	$14,103
02/20	$12,734	$13,268	$11,990	$11,734	$13,885
03/20	$11,479	$11,602	$11,920	$11,396	$12,258
04/20	$11,868	$11,857	$12,132	$11,569	$12,724
05/20	$12,286	$12,537	$12,188	$11,624	$13,302
06/20	$12,615	$12,902	$12,265	$11,736	$13,425
07/20	$13,015	$13,379	$12,448	$12,336	$14,062
08/20	$13,077	$13,419	$12,348	$12,326	$14,203
09/20	$13,015	$13,197	$12,341	$12,274	$14,056
10/20	$13,077	$13,181	$12,286	$12,306	$14,120
11/20	$13,449	$13,675	$12,406	$12,583	$14,681
12/20	$13,634	$13,921	$12,424	$12,867	$14,962
01/21	$13,727	$13,752	$12,334	$12,686	$15,010
02/21	$13,820	$13,399	$12,156	$12,361	$15,060
03/21	$13,789	$13,260	$12,005	$12,040	$15,084
04/21	$13,851	$13,514	$12,099	$12,204	$15,249
05/21	$13,913	$13,660	$12,139	$12,354	$15,291
06/21	$13,975	$13,782	$12,224	$12,095	$15,498
07/21	$13,985	$13,856	$12,361	$12,317	$15,555
08/21	$14,018	$13,983	$12,337	$12,215	$15,641
09/21	$13,952	$13,708	$12,231	$11,856	$15,645
10/21	$13,919	$13,717	$12,227	$11,774	$15,617
11/21	$13,821	$13,518	$12,263	$11,699	$15,455
12/21	$13,919	$13,710	$12,232	$11,621	$15,752
01/22	$13,723	$13,314	$11,968	$11,355	$15,320
02/22	$13,494	$12,581	$11,835	$11,211	$15,180
03/22	$13,330	$12,441	$11,506	$10,793	$15,042
04/22	$12,871	$11,759	$11,069	$9,952	$14,494
05/22	$12,806	$11,781	$11,141	$9,932	$14,537
06/22	$12,478	$11,129	$10,966	$9,444	$13,549
07/22	$12,866	$11,485	$11,234	$9,644	$14,366
08/22	$12,654	$11,351	$10,917	$9,086	$14,018
09/22	$12,055	$10,661	$10,445	$8,504	$13,457
10/22	$11,914	$10,670	$10,310	$8,519	$13,844
11/22	$12,372	$11,411	$10,689	$9,034	$14,110
12/22	$12,337	$11,455	$10,641	$9,057	$14,004
01/23	$12,795	$11,811	$10,968	$9,378	$14,547
02/23	$12,478	$11,550	$10,684	$8,993	$14,359
03/23	$12,725	$11,712	$10,956	$9,394	$14,518
04/23	$12,795	$11,771	$11,022	$9,422	$14,658
05/23	$12,654	$11,666	$10,902	$9,146	$14,517
06/23	$12,795	$11,891	$10,863	$9,195	$14,752
07/23	$12,872	$12,082	$10,856	$9,272	$14,963
08/23	$12,835	$11,914	$10,786	$9,084	$15,008
09/23	$12,653	$11,579	$10,512	$8,721	$14,830
10/23	$12,470	$11,411	$10,346	$8,632	$14,645
11/23	$13,055	$12,072	$10,815	$9,146	$15,316
12/23	$13,530	$12,652	$11,229	$9,585	$15,882
01/24	$13,530	$12,503	$11,198	$9,349	$15,883
02/24	$13,457	$12,589	$11,040	$9,226	$15,926
03/24	$13,603	$12,828	$11,142	$9,257	$16,114
04/24	$13,384	$12,571	$10,860	$8,993	$15,952
05/24	$13,567	$12,800	$11,044	$9,065	$16,128
06/24	$13,713	$12,884	$11,149	$8,994	$16,280
07/24	$13,975	$13,119	$11,409	$9,297	$16,597
08/24	$14,204	$13,425	$11,573	$9,580	$16,864
09/24	$14,396	$13,666	$11,728	$9,768	$17,137
10/24	$14,166	$13,421	$11,437	$9,354	$17,040
11/24	$14,319	$13,580	$11,558	$9,342	$17,234
12/24	$14,166	$13,377	$11,369	$9,075	$17,159
01/25	$14,281	$13,541	$11,430	$9,116	$17,397
02/25	$14,511	$13,764	$11,681	$9,192	$17,513
03/25	$14,472	$13,691	$11,685	$9,286	$17,325
04/25	$14,587	$13,679	$11,731	$9,785	$17,326
05/25	$14,625	$13,796	$11,647	$9,748	$17,618
06/25	$14,855	$14,110	$11,826	$9,971	$17,943
07/25	$14,802	$14,276	$11,795	$9,695	$18,013
08/25	$15,002	$14,494	$11,936	$9,848	$18,237
09/25	$15,083	$14,729	$12,067	$9,892	$18,375
10/25	$15,123	$15,053	$12,142	$9,802	$18,412
11/25	$15,203	$15,098	$12,217	$9,800	$18,507
12/25	$15,203	$15,176	$12,199	$9,844	$18,626
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1	7.32	2.20	4.28
JPMorgan Emerging Markets Bond Index - Global	13.45	1.74	4.26
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	2.01
FTSE Non-U.S. World Government Bond (All Maturities) Index – Unhedged	8.47	(5.21)	(0.16)
ICE BofA US Cash Pay High Yield Constrained Index	8.55	4.48	6.42

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$220,566,101
Total number of portfolio holdings	1,099
Management services fees (represents 0.60% of Fund average net assets)	$1,208,223
Portfolio turnover for the reporting period	224%
Portfolio turnover as of the end of the period excluding transactions in to be announced securities	50%

Columbia Variable Portfolio – Strategic Income Fund | Class 1 | ASR7026_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Credit Risk	3.5%
Interest Rate Risk	76.0%
Short
Credit Risk	0.7%
Foreign Exchange Risk	1.7%
Interest Rate Risk	72.3%

Asset Categories

Corporate Bonds & Notes	33.5%
Residential Mortgage-Backed Securities - Agency	31.8%
Senior Loans	10.7%
Foreign Government Obligations	10.1%
Residential Mortgage-Backed Securities - Non-Agency	8.4%
Money Market Funds	7.4%
Asset-Backed Securities - Non-Agency	7.1%
U.S. Treasury Obligations	1.3%
Other	2.9%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Strategic Income Fund | Class 1 | ASR7026_01_12_D01_(02/26) |

Columbia Variable Portfolio – Strategic Income Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Strategic Income Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$98	0.95%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Sector allocation | Overall, sector allocation decisions contributed to the Fund’s relative performance. Contributions primarily came from an overweight to agency mortgage-backed securities, high-yield corporates, bank loans and emerging market debt.

Security selection | Overall, security selection contributed to relative performance. Contributions primarily came from positive selections in commercial mortgages as well as asset backed securities. Additionally, positive selection came from the investment-grade corporate sector.

Top Performance Detractors

Duration | The Fund’s shorter-than-benchmark duration positioning detracted from relative performance as Treasury yields moved lower across most maturities.

Sector allocation | Detractors from relative Fund performance included an overweight to non-agency mortgage-backed securities, an overweight to asset backed securities and an underweight to commercial mortgages.

Security selection | Security selection in agency mortgages and emerging market debt detracted from the Fund’s relative performance during the period.

Derivates usage | On a stand-alone basis, the Fund’s usage of derivates had a negative impact on Fund performance.

Columbia Variable Portfolio – Strategic Income Fund | Class 2 | ASR7026_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Strategic Income Fund Class 2 ($14,789)	JPMorgan Emerging Markets Bond Index - Global ($15,176)	Bloomberg U.S. Aggregate Bond Index ($12,199)	FTSE Non-U.S. World Government Bond (All Maturities) Index – Unhedged ($9,844)	ICE BofA US Cash Pay High Yield Constrained Index ($18,626)
12/15	$10,000	$10,000	$10,000	$10,000	$10,000
01/16	$9,819	$9,980	$10,138	$10,100	$9,842
02/16	$9,887	$10,182	$10,210	$10,499	$9,889
03/16	$10,204	$10,522	$10,303	$10,910	$10,323
04/16	$10,476	$10,723	$10,343	$11,118	$10,733
05/16	$10,499	$10,691	$10,345	$10,870	$10,804
06/16	$10,544	$11,090	$10,531	$11,350	$10,920
07/16	$10,715	$11,262	$10,598	$11,419	$11,197
08/16	$10,905	$11,465	$10,586	$11,301	$11,446
09/16	$10,905	$11,504	$10,580	$11,418	$11,521
10/16	$10,932	$11,335	$10,499	$10,897	$11,555
11/16	$10,796	$10,863	$10,250	$10,280	$11,509
12/16	$10,905	$11,019	$10,265	$10,181	$11,734
01/17	$11,013	$11,178	$10,285	$10,326	$11,892
02/17	$11,094	$11,410	$10,354	$10,360	$12,077
03/17	$11,094	$11,449	$10,349	$10,387	$12,052
04/17	$11,203	$11,636	$10,428	$10,555	$12,188
05/17	$11,257	$11,732	$10,509	$10,795	$12,298
06/17	$11,311	$11,702	$10,498	$10,782	$12,311
07/17	$11,436	$11,779	$10,543	$11,078	$12,454
08/17	$11,408	$11,983	$10,638	$11,215	$12,451
09/17	$11,464	$11,981	$10,587	$11,059	$12,563
10/17	$11,520	$12,003	$10,593	$10,976	$12,611
11/17	$11,520	$11,971	$10,580	$11,223	$12,576
12/17	$11,548	$12,046	$10,628	$11,233	$12,612
01/18	$11,603	$12,023	$10,506	$11,593	$12,693
02/18	$11,548	$11,787	$10,406	$11,517	$12,573
03/18	$11,520	$11,831	$10,473	$11,729	$12,494
04/18	$11,492	$11,658	$10,395	$11,444	$12,577
05/18	$11,492	$11,532	$10,469	$11,180	$12,575
06/18	$11,464	$11,416	$10,456	$11,130	$12,619
07/18	$11,560	$11,651	$10,459	$11,085	$12,761
08/18	$11,589	$11,427	$10,526	$11,004	$12,852
09/18	$11,618	$11,629	$10,458	$10,886	$12,927
10/18	$11,445	$11,370	$10,376	$10,728	$12,715
11/18	$11,416	$11,325	$10,438	$10,755	$12,602
12/18	$11,474	$11,491	$10,630	$11,028	$12,327
01/19	$11,791	$11,998	$10,742	$11,244	$12,893
02/19	$11,877	$12,073	$10,736	$11,097	$13,110
03/19	$12,021	$12,249	$10,942	$11,196	$13,239
04/19	$12,108	$12,263	$10,945	$11,125	$13,424
05/19	$12,137	$12,333	$11,139	$11,273	$13,253
06/19	$12,281	$12,709	$11,279	$11,635	$13,579
07/19	$12,377	$12,855	$11,304	$11,554	$13,648
08/19	$12,377	$12,926	$11,597	$11,811	$13,703
09/19	$12,407	$12,879	$11,535	$11,623	$13,746
10/19	$12,467	$12,927	$11,570	$11,720	$13,778
11/19	$12,526	$12,906	$11,564	$11,519	$13,815
12/19	$12,646	$13,148	$11,556	$11,615	$14,102
01/20	$12,676	$13,377	$11,778	$11,741	$14,103
02/20	$12,586	$13,268	$11,990	$11,734	$13,885
03/20	$11,330	$11,602	$11,920	$11,396	$12,258
04/20	$11,749	$11,857	$12,132	$11,569	$12,724
05/20	$12,138	$12,537	$12,188	$11,624	$13,302
06/20	$12,467	$12,902	$12,265	$11,736	$13,425
07/20	$12,865	$13,379	$12,448	$12,336	$14,062
08/20	$12,896	$13,419	$12,348	$12,326	$14,203
09/20	$12,865	$13,197	$12,341	$12,274	$14,056
10/20	$12,927	$13,181	$12,286	$12,306	$14,120
11/20	$13,298	$13,675	$12,406	$12,583	$14,681
12/20	$13,483	$13,921	$12,424	$12,867	$14,962
01/21	$13,545	$13,752	$12,334	$12,686	$15,010
02/21	$13,638	$13,399	$12,156	$12,361	$15,060
03/21	$13,607	$13,260	$12,005	$12,040	$15,084
04/21	$13,669	$13,514	$12,099	$12,204	$15,249
05/21	$13,700	$13,660	$12,139	$12,354	$15,291
06/21	$13,762	$13,782	$12,224	$12,095	$15,498
07/21	$13,801	$13,856	$12,361	$12,317	$15,555
08/21	$13,801	$13,983	$12,337	$12,215	$15,641
09/21	$13,736	$13,708	$12,231	$11,856	$15,645
10/21	$13,703	$13,717	$12,227	$11,774	$15,617
11/21	$13,605	$13,518	$12,263	$11,699	$15,455
12/21	$13,703	$13,710	$12,232	$11,621	$15,752
01/22	$13,507	$13,314	$11,968	$11,355	$15,320
02/22	$13,279	$12,581	$11,835	$11,211	$15,180
03/22	$13,116	$12,441	$11,506	$10,793	$15,042
04/22	$12,659	$11,759	$11,069	$9,952	$14,494
05/22	$12,594	$11,781	$11,141	$9,932	$14,537
06/22	$12,267	$11,129	$10,966	$9,444	$13,549
07/22	$12,650	$11,485	$11,234	$9,644	$14,366
08/22	$12,440	$11,351	$10,917	$9,086	$14,018
09/22	$11,844	$10,661	$10,445	$8,504	$13,457
10/22	$11,704	$10,670	$10,310	$8,519	$13,844
11/22	$12,160	$11,411	$10,689	$9,034	$14,110
12/22	$12,125	$11,455	$10,641	$9,057	$14,004
01/23	$12,580	$11,811	$10,968	$9,378	$14,547
02/23	$12,265	$11,550	$10,684	$8,993	$14,359
03/23	$12,475	$11,712	$10,956	$9,394	$14,518
04/23	$12,545	$11,771	$11,022	$9,422	$14,658
05/23	$12,405	$11,666	$10,902	$9,146	$14,517
06/23	$12,545	$11,891	$10,863	$9,195	$14,752
07/23	$12,624	$12,082	$10,856	$9,272	$14,963
08/23	$12,588	$11,914	$10,786	$9,084	$15,008
09/23	$12,406	$11,579	$10,512	$8,721	$14,830
10/23	$12,225	$11,411	$10,346	$8,632	$14,645
11/23	$12,805	$12,072	$10,815	$9,146	$15,316
12/23	$13,241	$12,652	$11,229	$9,585	$15,882
01/24	$13,277	$12,503	$11,198	$9,349	$15,883
02/24	$13,204	$12,589	$11,040	$9,226	$15,926
03/24	$13,313	$12,828	$11,142	$9,257	$16,114
04/24	$13,096	$12,571	$10,860	$8,993	$15,952
05/24	$13,277	$12,800	$11,044	$9,065	$16,128
06/24	$13,422	$12,884	$11,149	$8,994	$16,280
07/24	$13,686	$13,119	$11,409	$9,297	$16,597
08/24	$13,913	$13,425	$11,573	$9,580	$16,864
09/24	$14,065	$13,666	$11,728	$9,768	$17,137
10/24	$13,875	$13,421	$11,437	$9,354	$17,040
11/24	$14,027	$13,580	$11,558	$9,342	$17,234
12/24	$13,837	$13,377	$11,369	$9,075	$17,159
01/25	$13,951	$13,541	$11,430	$9,116	$17,397
02/25	$14,179	$13,764	$11,681	$9,192	$17,513
03/25	$14,141	$13,691	$11,685	$9,286	$17,325
04/25	$14,254	$13,679	$11,731	$9,785	$17,326
05/25	$14,254	$13,796	$11,647	$9,748	$17,618
06/25	$14,482	$14,110	$11,826	$9,971	$17,943
07/25	$14,432	$14,276	$11,795	$9,695	$18,013
08/25	$14,630	$14,494	$11,936	$9,848	$18,237
09/25	$14,710	$14,729	$12,067	$9,892	$18,375
10/25	$14,749	$15,053	$12,142	$9,802	$18,412
11/25	$14,829	$15,098	$12,217	$9,800	$18,507
12/25	$14,789	$15,176	$12,199	$9,844	$18,626
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	6.88	1.87	3.99
JPMorgan Emerging Markets Bond Index - Global	13.45	1.74	4.26
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	2.01
FTSE Non-U.S. World Government Bond (All Maturities) Index – Unhedged	8.47	(5.21)	(0.16)
ICE BofA US Cash Pay High Yield Constrained Index	8.55	4.48	6.42

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$220,566,101
Total number of portfolio holdings	1,099
Management services fees (represents 0.60% of Fund average net assets)	$1,208,223
Portfolio turnover for the reporting period	224%
Portfolio turnover as of the end of the period excluding transactions in to be announced securities	50%

Columbia Variable Portfolio – Strategic Income Fund | Class 2 | ASR7026_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Credit Risk	3.5%
Interest Rate Risk	76.0%
Short
Credit Risk	0.7%
Foreign Exchange Risk	1.7%
Interest Rate Risk	72.3%

Asset Categories

Corporate Bonds & Notes	33.5%
Residential Mortgage-Backed Securities - Agency	31.8%
Senior Loans	10.7%
Foreign Government Obligations	10.1%
Residential Mortgage-Backed Securities - Non-Agency	8.4%
Money Market Funds	7.4%
Asset-Backed Securities - Non-Agency	7.1%
U.S. Treasury Obligations	1.3%
Other	2.9%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Strategic Income Fund | Class 2 | ASR7026_02_12_D01_(02/26) |

Variable Portfolio – Managed Risk Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – Managed Risk Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$50	0.47%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical asset allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the annual period with an overweight directed at equity exposures within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund in April to May 2025, as levels of equity volatility were elevated. As equity volatility subsided the algorithm reintroduced overweight allocations to equities. The Fund experienced a slight contribution to performance emanating from the dynamic algorithm recommended equity allocations as international markets didn’t struggle as much as U.S. equities during the risk-off time period.

Top Performance Detractors

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative performance during the annual period.

Variable Portfolio – Managed Risk Fund | Class 2 | ASR7043_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – Managed Risk Fund Class 2 ($15,510)	MSCI EAFE Index (Net) ($18,193)	50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000® Index, 15% MSCI EAFE Index (Net) ($17,664)	Bloomberg U.S. Aggregate Bond Index ($11,489)	Russell 3000® Index ($30,005)
09/12/17	$10,000	$10,000	$10,000	$10,000	$10,000
09/30/17	$10,070	$10,038	$10,039	$9,970	$10,137
10/31/17	$10,160	$10,190	$10,141	$9,976	$10,358
11/30/17	$10,300	$10,297	$10,258	$9,963	$10,672
12/31/17	$10,390	$10,463	$10,343	$10,009	$10,779
01/31/18	$10,660	$10,987	$10,552	$9,894	$11,347
02/28/18	$10,360	$10,491	$10,294	$9,800	$10,929
03/31/18	$10,280	$10,302	$10,227	$9,863	$10,710
04/30/18	$10,310	$10,538	$10,238	$9,790	$10,750
05/31/18	$10,400	$10,301	$10,341	$9,859	$11,054
06/30/18	$10,360	$10,175	$10,339	$9,847	$11,126
07/31/18	$10,530	$10,425	$10,499	$9,850	$11,495
08/31/18	$10,660	$10,224	$10,631	$9,913	$11,899
09/30/18	$10,650	$10,313	$10,617	$9,849	$11,919
10/31/18	$10,170	$9,492	$10,174	$9,771	$11,041
11/30/18	$10,220	$9,480	$10,274	$9,830	$11,262
12/31/18	$9,840	$9,020	$9,959	$10,010	$10,214
01/31/19	$10,330	$9,613	$10,409	$10,117	$11,091
02/28/19	$10,480	$9,858	$10,574	$10,111	$11,481
03/31/19	$10,600	$9,920	$10,740	$10,305	$11,649
04/30/19	$10,780	$10,199	$10,937	$10,308	$12,114
05/31/19	$10,440	$9,709	$10,707	$10,491	$11,330
06/30/19	$10,870	$10,285	$11,133	$10,622	$12,126
07/31/19	$10,880	$10,154	$11,182	$10,646	$12,306
08/31/19	$10,840	$9,891	$11,203	$10,921	$12,055
09/30/19	$10,940	$10,175	$11,291	$10,863	$12,266
10/31/19	$11,080	$10,540	$11,454	$10,896	$12,531
11/30/19	$11,250	$10,659	$11,622	$10,890	$13,007
12/31/19	$11,420	$11,005	$11,792	$10,883	$13,382
01/31/20	$11,450	$10,776	$11,864	$11,092	$13,368
02/29/20	$11,010	$9,801	$11,470	$11,292	$12,273
03/31/20	$10,200	$8,493	$10,655	$11,226	$10,586
04/30/20	$10,770	$9,042	$11,347	$11,425	$11,987
05/31/20	$10,970	$9,436	$11,660	$11,478	$12,629
06/30/20	$11,100	$9,757	$11,849	$11,551	$12,917
07/31/20	$11,350	$9,984	$12,215	$11,723	$13,651
08/31/20	$11,630	$10,498	$12,569	$11,628	$14,640
09/30/20	$11,360	$10,225	$12,357	$11,622	$14,107
10/31/20	$11,170	$9,817	$12,162	$11,570	$13,802
11/30/20	$11,950	$11,338	$13,022	$11,684	$15,481
12/31/20	$12,310	$11,866	$13,327	$11,700	$16,178
01/31/21	$12,270	$11,739	$13,237	$11,616	$16,106
02/28/21	$12,410	$12,002	$13,331	$11,448	$16,609
03/31/21	$12,600	$12,278	$13,461	$11,305	$17,204
04/30/21	$12,920	$12,648	$13,818	$11,395	$18,091
05/31/21	$13,020	$13,060	$13,930	$11,432	$18,174
06/30/21	$13,100	$12,913	$14,075	$11,512	$18,622
07/31/21	$13,310	$13,011	$14,253	$11,641	$18,937
08/31/21	$13,530	$13,240	$14,420	$11,619	$19,477
09/30/21	$13,130	$12,856	$14,068	$11,518	$18,603
10/31/21	$13,500	$13,172	$14,451	$11,515	$19,861
11/30/21	$13,330	$12,559	$14,294	$11,549	$19,559
12/31/21	$13,630	$13,202	$14,583	$11,519	$20,329
01/31/22	$13,100	$12,564	$14,020	$11,271	$19,133
02/28/22	$12,850	$12,342	$13,781	$11,145	$18,651
03/31/22	$12,770	$12,421	$13,759	$10,836	$19,256
04/30/22	$11,980	$11,618	$12,932	$10,425	$17,528
05/31/22	$12,000	$11,705	$12,983	$10,492	$17,504
06/30/22	$11,430	$10,619	$12,320	$10,327	$16,040
07/31/22	$11,950	$11,148	$12,967	$10,580	$17,545
08/31/22	$11,490	$10,618	$12,522	$10,281	$16,890
09/30/22	$10,660	$9,625	$11,670	$9,836	$15,324
10/31/22	$10,960	$10,143	$12,023	$9,709	$16,581
11/30/22	$11,550	$11,285	$12,667	$10,066	$17,446
12/31/22	$11,260	$11,294	$12,380	$10,021	$16,424
01/31/23	$11,790	$12,209	$13,019	$10,329	$17,556
02/28/23	$11,480	$11,954	$12,704	$10,062	$17,145
03/31/23	$11,780	$12,250	$13,031	$10,318	$17,604
04/30/23	$11,870	$12,596	$13,175	$10,380	$17,791
05/31/23	$11,750	$12,063	$13,037	$10,267	$17,861
06/30/23	$12,060	$12,612	$13,415	$10,230	$19,080
07/31/23	$12,230	$13,020	$13,643	$10,223	$19,764
08/31/23	$12,050	$12,521	$13,429	$10,158	$19,383
09/30/23	$11,620	$12,094	$12,966	$9,900	$18,459
10/31/23	$11,380	$11,603	$12,664	$9,744	$17,970
11/30/23	$12,120	$12,680	$13,541	$10,185	$19,646
12/31/23	$12,640	$13,354	$14,159	$10,575	$20,688
01/31/24	$12,700	$13,431	$14,207	$10,546	$20,917
02/29/24	$12,910	$13,677	$14,415	$10,397	$22,049
03/31/24	$13,180	$14,126	$14,715	$10,493	$22,761
04/30/24	$12,770	$13,765	$14,246	$10,228	$21,759
05/31/24	$13,210	$14,298	$14,685	$10,401	$22,787
06/30/24	$13,390	$14,067	$14,878	$10,500	$23,493
07/31/24	$13,670	$14,480	$15,214	$10,745	$23,929
08/31/24	$13,960	$14,951	$15,514	$10,899	$24,450
09/30/24	$14,140	$15,089	$15,751	$11,045	$24,956
10/31/24	$13,810	$14,268	$15,387	$10,771	$24,773
11/30/24	$14,200	$14,187	$15,814	$10,885	$26,421
12/31/24	$13,830	$13,864	$15,461	$10,707	$25,613
01/31/25	$14,090	$14,593	$15,795	$10,764	$26,422
02/28/25	$14,170	$14,876	$15,909	$11,001	$25,915
03/31/25	$13,870	$14,816	$15,577	$11,005	$24,404
04/30/25	$13,910	$15,495	$15,678	$11,048	$24,240
05/31/25	$14,250	$16,204	$16,078	$10,969	$25,776
06/30/25	$14,670	$16,561	$16,540	$11,138	$27,086
07/31/25	$14,710	$16,328	$16,611	$11,108	$27,682
08/31/25	$15,020	$17,024	$16,951	$11,241	$28,323
09/30/25	$15,290	$17,350	$17,297	$11,364	$29,300
10/31/25	$15,430	$17,554	$17,511	$11,435	$29,928
11/30/25	$15,490	$17,663	$17,599	$11,506	$30,011
12/31/25	$15,510	$18,193	$17,664	$11,489	$30,005
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Class 2	12.15	4.73	5.43
MSCI EAFE Index (Net)	31.22	8.92	7.48
50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000® Index, 15% MSCI EAFE Index (Net)	14.25	5.80	7.09
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	1.69
Russell 3000® Index	17.15	13.15	14.15

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$249,796,528
Total number of portfolio holdings	82
Management services fees (represents 0.14% of Fund average net assets)	$332,942
Portfolio turnover for the reporting period	112%

Variable Portfolio – Managed Risk Fund | Class 2 | ASR7043_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Credit Risk	2.4%
Equity Risk	4.4%
Foreign Exchange Risk	6.0%
Interest Rate Risk	2.5%
Short
Equity Risk	28.9%
Foreign Exchange Risk	6.1%
Interest Rate Risk	0.6%

Asset Categories

Equity Funds	53.6%
Fixed Income Funds	29.0%
Money Market Funds	7.7%
Exchange-Traded Fixed Income Funds	6.2%
Residential Mortgage-Backed Securities - Agency	5.5%
Exchange-Traded Equity Funds	1.9%
Other	0.7%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Risk Fund | Class 2 | ASR7043_02_12_D01_(02/26) |

Variable Portfolio – Managed Risk U.S. Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – Managed Risk U.S. Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$50	0.48%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical asset allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the annual period with an overweight directed at equity exposures within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a relatively short period, in April to May 2025, as levels of equity volatility were elevated. As equity volatility subsided the algorithm reintroduced overweight allocations to equities. However, with the snap-back in equity markets outpacing the re-risking recommendations coming from the algorithm and this detracted from the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative performance during the annual period.

Derivatives usage | On a stand-alone basis, the use of derivatives had a negative impact on the Fund’s performance.

Variable Portfolio – Managed Risk U.S. Fund | Class 2 | ASR7044_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – Managed Risk U.S. Fund Class 2 ($17,260)	S&P 500® Index ($31,452)	50% S&P 500® Index, 50% Bloomberg U.S. Aggregate Bond Index ($19,465)	Bloomberg U.S. Aggregate Bond Index ($11,489)
09/12/17	$10,000	$10,000	$10,000	$10,000
09/30/17	$10,080	$10,101	$10,036	$9,970
10/31/17	$10,190	$10,336	$10,156	$9,976
11/30/17	$10,380	$10,653	$10,305	$9,963
12/31/17	$10,470	$10,772	$10,386	$10,009
01/31/18	$10,750	$11,388	$10,623	$9,894
02/28/18	$10,480	$10,969	$10,377	$9,800
03/31/18	$10,350	$10,690	$10,278	$9,863
04/30/18	$10,350	$10,731	$10,260	$9,790
05/31/18	$10,510	$10,989	$10,420	$9,859
06/30/18	$10,520	$11,057	$10,446	$9,847
07/31/18	$10,720	$11,468	$10,641	$9,850
08/31/18	$10,950	$11,842	$10,849	$9,913
09/30/18	$10,940	$11,910	$10,845	$9,849
10/31/18	$10,470	$11,096	$10,431	$9,771
11/30/18	$10,580	$11,322	$10,569	$9,830
12/31/18	$10,100	$10,299	$10,189	$10,010
01/31/19	$10,580	$11,125	$10,651	$10,117
02/28/19	$10,750	$11,482	$10,819	$10,111
03/31/19	$10,910	$11,705	$11,028	$10,305
04/30/19	$11,160	$12,179	$11,253	$10,308
05/31/19	$10,790	$11,405	$10,995	$10,491
06/30/19	$11,270	$12,209	$11,452	$10,622
07/31/19	$11,360	$12,384	$11,546	$10,646
08/31/19	$11,350	$12,188	$11,605	$10,921
09/30/19	$11,430	$12,416	$11,682	$10,863
10/31/19	$11,540	$12,685	$11,826	$10,896
11/30/19	$11,780	$13,146	$12,038	$10,890
12/31/19	$11,950	$13,542	$12,215	$10,883
01/31/20	$12,020	$13,537	$12,331	$11,092
02/29/20	$11,530	$12,423	$11,934	$11,292
03/31/20	$10,810	$10,888	$11,162	$11,226
04/30/20	$11,400	$12,284	$11,977	$11,425
05/31/20	$11,610	$12,869	$12,290	$11,478
06/30/20	$11,770	$13,125	$12,451	$11,551
07/31/20	$12,100	$13,865	$12,895	$11,723
08/31/20	$12,460	$14,862	$13,306	$11,628
09/30/20	$12,150	$14,297	$13,050	$11,622
10/31/20	$11,970	$13,917	$12,847	$11,570
11/30/20	$12,790	$15,440	$13,613	$11,684
12/31/20	$13,120	$16,034	$13,884	$11,700
01/31/21	$13,080	$15,872	$13,764	$11,616
02/28/21	$13,220	$16,310	$13,855	$11,448
03/31/21	$13,470	$17,024	$14,072	$11,305
04/30/21	$13,900	$17,933	$14,503	$11,395
05/31/21	$13,970	$18,058	$14,577	$11,432
06/30/21	$14,140	$18,479	$14,798	$11,512
07/31/21	$14,380	$18,918	$15,057	$11,641
08/31/21	$14,620	$19,494	$15,271	$11,619
09/30/21	$14,120	$18,587	$14,850	$11,518
10/31/21	$14,600	$19,889	$15,368	$11,515
11/30/21	$14,510	$19,751	$15,338	$11,549
12/31/21	$14,870	$20,637	$15,662	$11,519
01/31/22	$14,330	$19,569	$15,088	$11,271
02/28/22	$14,030	$18,983	$14,778	$11,145
03/31/22	$14,030	$19,688	$14,847	$10,836
04/30/22	$13,120	$17,971	$13,918	$10,425
05/31/22	$13,150	$18,004	$13,976	$10,492
06/30/22	$12,570	$16,518	$13,289	$10,327
07/31/22	$13,180	$18,041	$14,064	$10,580
08/31/22	$12,690	$17,305	$13,579	$10,281
09/30/22	$11,780	$15,711	$12,660	$9,836
10/31/22	$12,100	$16,983	$13,091	$9,709
11/30/22	$12,660	$17,932	$13,697	$10,066
12/31/22	$12,310	$16,899	$13,272	$10,021
01/31/23	$12,870	$17,961	$13,893	$10,329
02/28/23	$12,500	$17,523	$13,544	$10,062
03/31/23	$12,830	$18,166	$13,964	$10,318
04/30/23	$12,970	$18,450	$14,115	$10,380
05/31/23	$12,880	$18,530	$14,069	$10,267
06/30/23	$13,290	$19,754	$14,509	$10,230
07/31/23	$13,520	$20,389	$14,737	$10,223
08/31/23	$13,360	$20,064	$14,573	$10,158
09/30/23	$12,870	$19,108	$14,040	$9,900
10/31/23	$12,660	$18,706	$13,782	$9,744
11/30/23	$13,540	$20,414	$14,723	$10,185
12/31/23	$14,100	$21,342	$15,339	$10,575
01/31/24	$14,230	$21,700	$15,447	$10,546
02/29/24	$14,500	$22,859	$15,750	$10,397
03/31/24	$14,850	$23,594	$16,077	$10,493
04/30/24	$14,360	$22,631	$15,545	$10,228
05/31/24	$14,820	$23,753	$16,062	$10,401
06/30/24	$15,120	$24,605	$16,427	$10,500
07/31/24	$15,370	$24,905	$16,718	$10,745
08/31/24	$15,680	$25,509	$17,041	$10,899
09/30/24	$15,900	$26,053	$17,337	$11,045
10/31/24	$15,630	$25,817	$17,044	$10,771
11/30/24	$16,190	$27,333	$17,634	$10,885
12/31/24	$15,750	$26,681	$17,280	$10,707
01/31/25	$16,050	$27,424	$17,566	$10,764
02/28/25	$16,060	$27,066	$17,645	$11,001
03/31/25	$15,590	$25,541	$17,151	$11,005
04/30/25	$15,490	$25,368	$17,126	$11,048
05/31/25	$15,820	$26,965	$17,604	$10,969
06/30/25	$16,300	$28,336	$18,187	$11,138
07/31/25	$16,480	$28,972	$18,367	$11,108
08/31/25	$16,730	$29,559	$18,663	$11,241
09/30/25	$17,020	$30,638	$19,106	$11,364
10/31/25	$17,210	$31,356	$19,389	$11,435
11/30/25	$17,260	$31,432	$19,473	$11,506
12/31/25	$17,260	$31,452	$19,465	$11,489
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Class 2	9.59	5.64	6.80
S&P 500® Index	17.88	14.42	14.80
50% S&P 500® Index, 50% Bloomberg U.S. Aggregate Bond Index	12.64	6.99	8.35
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	1.69

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$399,212,720
Total number of portfolio holdings	38
Management services fees (represents 0.14% of Fund average net assets)	$543,481
Portfolio turnover for the reporting period	113%

Variable Portfolio – Managed Risk U.S. Fund | Class 2 | ASR7044_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Credit Risk	2.8%
Equity Risk	5.9%
Interest Rate Risk	1.7%
Short
Equity Risk	27.9%
Interest Rate Risk	0.6%

Asset Categories

Equity Funds	53.6%
Fixed Income Funds	28.9%
Money Market Funds	8.2%
Exchange-Traded Fixed Income Funds	7.8%
Residential Mortgage-Backed Securities - Agency	4.9%
Other	0.8%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Risk U.S. Fund | Class 2 | ASR7044_02_12_D01_(02/26) |

Variable Portfolio – Managed Volatility Conservative Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Conservative Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$31	0.30%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative performance during the annual period.

Variable Portfolio – Managed Volatility Conservative Fund | Class 1 | ASR7045_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – Managed Volatility Conservative Fund Class 1 ($14,123)	Bloomberg U.S. Aggregate Bond Index ($12,199)	80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000® Index, 6% MSCI EAFE Index (Net) ($15,069)
12/15	$10,000	$10,000	$10,000
01/16	$9,933	$10,138	$9,988
02/16	$9,952	$10,210	$10,033
03/16	$10,172	$10,303	$10,245
04/16	$10,239	$10,343	$10,303
05/16	$10,258	$10,345	$10,325
06/16	$10,373	$10,531	$10,456
07/16	$10,516	$10,598	$10,598
08/16	$10,507	$10,586	$10,593
09/16	$10,507	$10,580	$10,598
10/16	$10,392	$10,499	$10,488
11/16	$10,249	$10,250	$10,343
12/16	$10,306	$10,265	$10,404
01/17	$10,373	$10,285	$10,466
02/17	$10,507	$10,354	$10,586
03/17	$10,516	$10,349	$10,600
04/17	$10,621	$10,428	$10,697
05/17	$10,736	$10,509	$10,802
06/17	$10,736	$10,498	$10,806
07/17	$10,822	$10,543	$10,890
08/17	$10,899	$10,638	$10,971
09/17	$10,927	$10,587	$10,983
10/17	$10,985	$10,593	$11,032
11/17	$11,052	$10,580	$11,074
12/17	$11,119	$10,628	$11,141
01/18	$11,214	$10,506	$11,154
02/18	$10,994	$10,406	$10,982
03/18	$10,985	$10,473	$10,995
04/18	$10,937	$10,395	$10,951
05/18	$11,013	$10,469	$11,042
06/18	$10,985	$10,456	$11,033
07/18	$11,061	$10,459	$11,103
08/18	$11,147	$10,526	$11,201
09/18	$11,109	$10,458	$11,152
10/18	$10,822	$10,376	$10,913
11/18	$10,889	$10,438	$10,995
12/18	$10,832	$10,630	$10,982
01/19	$11,109	$10,742	$11,250
02/19	$11,185	$10,736	$11,318
03/19	$11,377	$10,942	$11,519
04/19	$11,473	$10,945	$11,605
05/19	$11,425	$11,139	$11,631
06/19	$11,721	$11,279	$11,904
07/19	$11,760	$11,304	$11,941
08/19	$11,894	$11,597	$12,135
09/19	$11,894	$11,535	$12,134
10/19	$11,980	$11,570	$12,226
11/19	$12,066	$11,564	$12,295
12/19	$12,152	$11,556	$12,362
01/20	$12,286	$11,778	$12,535
02/20	$12,171	$11,990	$12,503
03/20	$11,606	$11,920	$12,104
04/20	$12,123	$12,132	$12,547
05/20	$12,295	$12,188	$12,721
06/20	$12,448	$12,265	$12,851
07/20	$12,716	$12,448	$13,125
08/20	$12,783	$12,348	$13,214
09/20	$12,688	$12,341	$13,120
10/20	$12,573	$12,286	$13,002
11/20	$13,013	$12,406	$13,447
12/20	$13,166	$12,424	$13,584
01/21	$13,099	$12,334	$13,489
02/21	$13,042	$12,156	$13,410
03/21	$13,023	$12,005	$13,362
04/21	$13,224	$12,099	$13,567
05/21	$13,281	$12,139	$13,637
06/21	$13,386	$12,224	$13,752
07/21	$13,539	$12,361	$13,914
08/21	$13,625	$12,337	$13,963
09/21	$13,396	$12,231	$13,754
10/21	$13,530	$12,227	$13,902
11/21	$13,463	$12,263	$13,866
12/21	$13,549	$12,232	$13,957
01/22	$13,157	$11,968	$13,561
02/22	$12,946	$11,835	$13,378
03/22	$12,678	$11,506	$13,146
04/22	$12,075	$11,069	$12,531
05/22	$12,123	$11,141	$12,599
06/22	$11,731	$10,966	$12,223
07/22	$12,133	$11,234	$12,659
08/22	$11,769	$10,917	$12,271
09/22	$11,109	$10,445	$11,618
10/22	$11,109	$10,310	$11,669
11/22	$11,568	$10,689	$12,176
12/22	$11,415	$10,641	$12,033
01/23	$11,865	$10,968	$12,504
02/23	$11,539	$10,684	$12,188
03/23	$11,827	$10,956	$12,500
04/23	$11,894	$11,022	$12,600
05/23	$11,750	$10,902	$12,465
06/23	$11,865	$10,863	$12,583
07/23	$11,932	$10,856	$12,664
08/23	$11,807	$10,786	$12,536
09/23	$11,463	$10,512	$12,171
10/23	$11,243	$10,346	$11,943
11/23	$11,846	$10,815	$12,598
12/23	$12,334	$11,229	$13,118
01/24	$12,343	$11,198	$13,114
02/24	$12,315	$11,040	$13,079
03/24	$12,487	$11,142	$13,261
04/24	$12,142	$10,860	$12,891
05/24	$12,439	$11,044	$13,181
06/24	$12,573	$11,149	$13,325
07/24	$12,860	$11,409	$13,632
08/24	$13,080	$11,573	$13,857
09/24	$13,281	$11,728	$14,053
10/24	$12,936	$11,437	$13,714
11/24	$13,166	$11,558	$13,953
12/24	$12,908	$11,369	$13,692
01/25	$13,051	$11,430	$13,853
02/25	$13,252	$11,681	$14,076
03/25	$13,128	$11,685	$13,962
04/25	$13,166	$11,731	$14,031
05/25	$13,233	$11,647	$14,114
06/25	$13,530	$11,826	$14,407
07/25	$13,530	$11,795	$14,409
08/25	$13,740	$11,936	$14,630
09/25	$13,941	$12,067	$14,845
10/25	$14,046	$12,142	$14,974
11/25	$14,123	$12,217	$15,060
12/25	$14,123	$12,199	$15,069
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1Footnote Reference(a)	9.41	1.41	3.51
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	2.01
80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000® Index, 6% MSCI EAFE Index (Net)	10.06	2.10	4.19
Footnote	Description
Footnote(a)	The returns shown for periods prior to February 20, 2019 (including Since Fund Inception returns, if shown) include the returns of Class 2. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$568,761,102
Total number of portfolio holdings	105
Management services fees (represents 0.21% of Fund average net assets)	$1,182,405
Portfolio turnover for the reporting period	181%

Variable Portfolio – Managed Volatility Conservative Fund | Class 1 | ASR7045_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	3.9%
Foreign Exchange Risk	6.6%
Interest Rate Risk	5.5%
Short
Equity Risk	11.4%
Foreign Exchange Risk	4.8%
Interest Rate Risk	0.6%

Asset Categories

Fixed Income Funds	54.5%
Equity Funds	18.1%
Money Market Funds	17.7%
Residential Mortgage-Backed Securities - Agency	7.7%
Exchange-Traded Fixed Income Funds	7.5%
Exchange-Traded Equity Funds	1.6%
Other	0.3%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Volatility Conservative Fund | Class 1 | ASR7045_01_12_D01_(02/26) |

Variable Portfolio – Managed Volatility Conservative Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Conservative Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$58	0.55%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative performance during the annual period.

Variable Portfolio – Managed Volatility Conservative Fund | Class 2 | ASR7045_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – Managed Volatility Conservative Fund Class 2 ($13,881)	Bloomberg U.S. Aggregate Bond Index ($12,199)	80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000® Index, 6% MSCI EAFE Index (Net) ($15,069)
12/15	$10,000	$10,000	$10,000
01/16	$9,933	$10,138	$9,988
02/16	$9,952	$10,210	$10,033
03/16	$10,172	$10,303	$10,245
04/16	$10,239	$10,343	$10,303
05/16	$10,258	$10,345	$10,325
06/16	$10,373	$10,531	$10,456
07/16	$10,516	$10,598	$10,598
08/16	$10,507	$10,586	$10,593
09/16	$10,507	$10,580	$10,598
10/16	$10,392	$10,499	$10,488
11/16	$10,249	$10,250	$10,343
12/16	$10,306	$10,265	$10,404
01/17	$10,373	$10,285	$10,466
02/17	$10,507	$10,354	$10,586
03/17	$10,516	$10,349	$10,600
04/17	$10,621	$10,428	$10,697
05/17	$10,736	$10,509	$10,802
06/17	$10,736	$10,498	$10,806
07/17	$10,822	$10,543	$10,890
08/17	$10,899	$10,638	$10,971
09/17	$10,927	$10,587	$10,983
10/17	$10,985	$10,593	$11,032
11/17	$11,052	$10,580	$11,074
12/17	$11,119	$10,628	$11,141
01/18	$11,214	$10,506	$11,154
02/18	$10,994	$10,406	$10,982
03/18	$10,985	$10,473	$10,995
04/18	$10,937	$10,395	$10,951
05/18	$11,013	$10,469	$11,042
06/18	$10,985	$10,456	$11,033
07/18	$11,061	$10,459	$11,103
08/18	$11,147	$10,526	$11,201
09/18	$11,109	$10,458	$11,152
10/18	$10,822	$10,376	$10,913
11/18	$10,889	$10,438	$10,995
12/18	$10,832	$10,630	$10,982
01/19	$11,109	$10,742	$11,250
02/19	$11,176	$10,736	$11,318
03/19	$11,367	$10,942	$11,519
04/19	$11,463	$10,945	$11,605
05/19	$11,415	$11,139	$11,631
06/19	$11,711	$11,279	$11,904
07/19	$11,740	$11,304	$11,941
08/19	$11,874	$11,597	$12,135
09/19	$11,864	$11,535	$12,134
10/19	$11,950	$11,570	$12,226
11/19	$12,036	$11,564	$12,295
12/19	$12,122	$11,556	$12,362
01/20	$12,256	$11,778	$12,535
02/20	$12,132	$11,990	$12,503
03/20	$11,568	$11,920	$12,104
04/20	$12,084	$12,132	$12,547
05/20	$12,256	$12,188	$12,721
06/20	$12,400	$12,265	$12,851
07/20	$12,667	$12,448	$13,125
08/20	$12,734	$12,348	$13,214
09/20	$12,629	$12,341	$13,120
10/20	$12,514	$12,286	$13,002
11/20	$12,945	$12,406	$13,447
12/20	$13,107	$12,424	$13,584
01/21	$13,031	$12,334	$13,489
02/21	$12,973	$12,156	$13,410
03/21	$12,945	$12,005	$13,362
04/21	$13,145	$12,099	$13,567
05/21	$13,203	$12,139	$13,637
06/21	$13,298	$12,224	$13,752
07/21	$13,451	$12,361	$13,914
08/21	$13,528	$12,337	$13,963
09/21	$13,308	$12,231	$13,754
10/21	$13,432	$12,227	$13,902
11/21	$13,365	$12,263	$13,866
12/21	$13,451	$12,232	$13,957
01/22	$13,059	$11,968	$13,561
02/22	$12,849	$11,835	$13,378
03/22	$12,572	$11,506	$13,146
04/22	$11,969	$11,069	$12,531
05/22	$12,017	$11,141	$12,599
06/22	$11,635	$10,966	$12,223
07/22	$12,027	$11,234	$12,659
08/22	$11,654	$10,917	$12,271
09/22	$11,004	$10,445	$11,618
10/22	$11,004	$10,310	$11,669
11/22	$11,463	$10,689	$12,176
12/22	$11,300	$10,641	$12,033
01/23	$11,740	$10,968	$12,504
02/23	$11,415	$10,684	$12,188
03/23	$11,702	$10,956	$12,500
04/23	$11,769	$11,022	$12,600
05/23	$11,625	$10,902	$12,465
06/23	$11,730	$10,863	$12,583
07/23	$11,797	$10,856	$12,664
08/23	$11,673	$10,786	$12,536
09/23	$11,319	$10,512	$12,171
10/23	$11,109	$10,346	$11,943
11/23	$11,702	$10,815	$12,598
12/23	$12,189	$11,229	$13,118
01/24	$12,189	$11,198	$13,114
02/24	$12,151	$11,040	$13,079
03/24	$12,323	$11,142	$13,261
04/24	$11,989	$10,860	$12,891
05/24	$12,275	$11,044	$13,181
06/24	$12,400	$11,149	$13,325
07/24	$12,686	$11,409	$13,632
08/24	$12,897	$11,573	$13,857
09/24	$13,088	$11,728	$14,053
10/24	$12,744	$11,437	$13,714
11/24	$12,973	$11,558	$13,953
12/24	$12,715	$11,369	$13,692
01/25	$12,859	$11,430	$13,853
02/25	$13,050	$11,681	$14,076
03/25	$12,925	$11,685	$13,962
04/25	$12,964	$11,731	$14,031
05/25	$13,031	$11,647	$14,114
06/25	$13,317	$11,826	$14,407
07/25	$13,308	$11,795	$14,409
08/25	$13,518	$11,936	$14,630
09/25	$13,709	$12,067	$14,845
10/25	$13,815	$12,142	$14,974
11/25	$13,881	$12,217	$15,060
12/25	$13,881	$12,199	$15,069
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	9.17	1.15	3.33
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	2.01
80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000® Index, 6% MSCI EAFE Index (Net)	10.06	2.10	4.19

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$568,761,102
Total number of portfolio holdings	105
Management services fees (represents 0.21% of Fund average net assets)	$1,182,405
Portfolio turnover for the reporting period	181%

Variable Portfolio – Managed Volatility Conservative Fund | Class 2 | ASR7045_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	3.9%
Foreign Exchange Risk	6.6%
Interest Rate Risk	5.5%
Short
Equity Risk	11.4%
Foreign Exchange Risk	4.8%
Interest Rate Risk	0.6%

Asset Categories

Fixed Income Funds	54.5%
Equity Funds	18.1%
Money Market Funds	17.7%
Residential Mortgage-Backed Securities - Agency	7.7%
Exchange-Traded Fixed Income Funds	7.5%
Exchange-Traded Equity Funds	1.6%
Other	0.3%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Volatility Conservative Fund | Class 2 | ASR7045_02_12_D01_(02/26) |

Variable Portfolio – Managed Volatility Conservative Growth Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$30	0.28%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative performance during the annual period.

Variable Portfolio – Managed Volatility Conservative Growth Fund | Class 1 | ASR7046_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – Managed Volatility Conservative Growth Fund Class 1 ($15,851)	Bloomberg U.S. Aggregate Bond Index ($12,199)	65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000® Index, 11% MSCI EAFE Index (Net) ($17,519)
12/15	$10,000	$10,000	$10,000
01/16	$9,823	$10,138	$9,874
02/16	$9,823	$10,210	$9,899
03/16	$10,112	$10,303	$10,197
04/16	$10,186	$10,343	$10,270
05/16	$10,214	$10,345	$10,305
06/16	$10,270	$10,531	$10,393
07/16	$10,466	$10,598	$10,592
08/16	$10,466	$10,586	$10,592
09/16	$10,466	$10,580	$10,606
10/16	$10,326	$10,499	$10,474
11/16	$10,242	$10,250	$10,403
12/16	$10,317	$10,265	$10,500
01/17	$10,419	$10,285	$10,594
02/17	$10,596	$10,354	$10,752
03/17	$10,624	$10,349	$10,783
04/17	$10,736	$10,428	$10,894
05/17	$10,875	$10,509	$11,020
06/17	$10,894	$10,498	$11,034
07/17	$11,015	$10,543	$11,150
08/17	$11,071	$10,638	$11,220
09/17	$11,155	$10,587	$11,281
10/17	$11,257	$10,593	$11,363
11/17	$11,378	$10,580	$11,450
12/17	$11,471	$10,628	$11,532
01/18	$11,704	$10,506	$11,655
02/18	$11,406	$10,406	$11,422
03/18	$11,350	$10,473	$11,392
04/18	$11,313	$10,395	$11,376
05/18	$11,406	$10,469	$11,478
06/18	$11,369	$10,456	$11,471
07/18	$11,508	$10,459	$11,595
08/18	$11,620	$10,526	$11,717
09/18	$11,583	$10,458	$11,684
10/18	$11,145	$10,376	$11,315
11/18	$11,229	$10,438	$11,412
12/18	$10,978	$10,630	$11,232
01/19	$11,378	$10,742	$11,622
02/19	$11,508	$10,736	$11,748
03/19	$11,685	$10,942	$11,944
04/19	$11,862	$10,945	$12,098
05/19	$11,648	$11,139	$11,986
06/19	$12,049	$11,279	$12,364
07/19	$12,077	$11,304	$12,408
08/19	$12,105	$11,597	$12,521
09/19	$12,142	$11,535	$12,570
10/19	$12,254	$11,570	$12,709
11/19	$12,412	$11,564	$12,837
12/19	$12,552	$11,556	$12,966
01/20	$12,627	$11,778	$13,095
02/20	$12,338	$11,990	$12,860
03/20	$11,639	$11,920	$12,198
04/20	$12,263	$12,132	$12,813
05/20	$12,496	$12,188	$13,078
06/20	$12,664	$12,265	$13,252
07/20	$12,981	$12,448	$13,595
08/20	$13,167	$12,348	$13,837
09/20	$12,990	$12,341	$13,672
10/20	$12,841	$12,286	$13,501
11/20	$13,475	$12,406	$14,212
12/20	$13,726	$12,424	$14,451
01/21	$13,661	$12,334	$14,351
02/21	$13,698	$12,156	$14,359
03/21	$13,735	$12,005	$14,403
04/21	$14,024	$12,099	$14,703
05/21	$14,108	$12,139	$14,803
06/21	$14,220	$12,224	$14,940
07/21	$14,388	$12,361	$15,121
08/21	$14,546	$12,337	$15,235
09/21	$14,220	$12,231	$14,937
10/21	$14,472	$12,227	$15,217
11/21	$14,341	$12,263	$15,113
12/21	$14,518	$12,232	$15,316
01/22	$14,006	$11,968	$14,803
02/22	$13,754	$11,835	$14,578
03/22	$13,521	$11,506	$14,438
04/22	$12,785	$11,069	$13,668
05/22	$12,832	$11,141	$13,733
06/22	$12,300	$10,966	$13,177
07/22	$12,813	$11,234	$13,755
08/22	$12,394	$10,917	$13,307
09/22	$11,630	$10,445	$12,500
10/22	$11,751	$10,310	$12,715
11/22	$12,291	$10,689	$13,336
12/22	$12,067	$10,641	$13,111
01/23	$12,599	$10,968	$13,706
02/23	$12,245	$10,684	$13,368
03/23	$12,543	$10,956	$13,710
04/23	$12,627	$11,022	$13,842
05/23	$12,477	$10,902	$13,693
06/23	$12,720	$10,863	$13,954
07/23	$12,869	$10,856	$14,117
08/23	$12,683	$10,786	$13,934
09/23	$12,254	$10,512	$13,492
10/23	$12,012	$10,346	$13,208
11/23	$12,738	$10,815	$14,027
12/23	$13,298	$11,229	$14,636
01/24	$13,325	$11,198	$14,658
02/24	$13,428	$11,040	$14,744
03/24	$13,680	$11,142	$15,000
04/24	$13,270	$10,860	$14,553
05/24	$13,661	$11,044	$14,940
06/24	$13,819	$11,149	$15,117
07/24	$14,127	$11,409	$15,462
08/24	$14,388	$11,573	$15,743
09/24	$14,611	$11,728	$15,974
10/24	$14,248	$11,437	$15,593
11/24	$14,583	$11,558	$15,939
12/24	$14,248	$11,369	$15,613
01/25	$14,490	$11,430	$15,875
02/25	$14,630	$11,681	$16,063
03/25	$14,388	$11,685	$15,835
04/25	$14,397	$11,731	$15,930
05/25	$14,611	$11,647	$16,178
06/25	$15,012	$11,826	$16,576
07/25	$15,040	$11,795	$16,610
08/25	$15,320	$11,936	$16,909
09/25	$15,590	$12,067	$17,205
10/25	$15,748	$12,142	$17,385
11/25	$15,832	$12,217	$17,479
12/25	$15,851	$12,199	$17,519
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1Footnote Reference(a)	11.25	2.92	4.71
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	2.01
65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000® Index, 11% MSCI EAFE Index (Net)	12.21	3.93	5.77
Footnote	Description
Footnote(a)	The returns shown for periods prior to February 20, 2019 (including Since Fund Inception returns, if shown) include the returns of Class 2. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$1,114,867,220
Total number of portfolio holdings	110
Management services fees (represents 0.21% of Fund average net assets)	$2,335,765
Portfolio turnover for the reporting period	183%

Variable Portfolio – Managed Volatility Conservative Growth Fund | Class 1 | ASR7046_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	6.6%
Foreign Exchange Risk	7.1%
Interest Rate Risk	5.0%
Short
Equity Risk	19.5%
Foreign Exchange Risk	4.5%
Interest Rate Risk	0.1%

Asset Categories

Fixed Income Funds	40.0%
Equity Funds	32.6%
Money Market Funds	17.0%
Residential Mortgage-Backed Securities - Agency	7.3%
Exchange-Traded Fixed Income Funds	4.9%
Exchange-Traded Equity Funds	4.3%
Other	0.6%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Volatility Conservative Growth Fund | Class 1 | ASR7046_01_12_D01_(02/26) |

Variable Portfolio – Managed Volatility Conservative Growth Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$56	0.53%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative performance during the annual period.

Variable Portfolio – Managed Volatility Conservative Growth Fund | Class 2 | ASR7046_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – Managed Volatility Conservative Growth Fund Class 2 ($15,577)	Bloomberg U.S. Aggregate Bond Index ($12,199)	65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000® Index, 11% MSCI EAFE Index (Net) ($17,519)
12/15	$10,000	$10,000	$10,000
01/16	$9,823	$10,138	$9,874
02/16	$9,823	$10,210	$9,899
03/16	$10,112	$10,303	$10,197
04/16	$10,186	$10,343	$10,270
05/16	$10,214	$10,345	$10,305
06/16	$10,270	$10,531	$10,393
07/16	$10,466	$10,598	$10,592
08/16	$10,466	$10,586	$10,592
09/16	$10,466	$10,580	$10,606
10/16	$10,326	$10,499	$10,474
11/16	$10,242	$10,250	$10,403
12/16	$10,317	$10,265	$10,500
01/17	$10,419	$10,285	$10,594
02/17	$10,596	$10,354	$10,752
03/17	$10,624	$10,349	$10,783
04/17	$10,736	$10,428	$10,894
05/17	$10,875	$10,509	$11,020
06/17	$10,894	$10,498	$11,034
07/17	$11,015	$10,543	$11,150
08/17	$11,071	$10,638	$11,220
09/17	$11,155	$10,587	$11,281
10/17	$11,257	$10,593	$11,363
11/17	$11,378	$10,580	$11,450
12/17	$11,471	$10,628	$11,532
01/18	$11,704	$10,506	$11,655
02/18	$11,406	$10,406	$11,422
03/18	$11,350	$10,473	$11,392
04/18	$11,313	$10,395	$11,376
05/18	$11,406	$10,469	$11,478
06/18	$11,369	$10,456	$11,471
07/18	$11,508	$10,459	$11,595
08/18	$11,620	$10,526	$11,717
09/18	$11,583	$10,458	$11,684
10/18	$11,145	$10,376	$11,315
11/18	$11,229	$10,438	$11,412
12/18	$10,978	$10,630	$11,232
01/19	$11,378	$10,742	$11,622
02/19	$11,508	$10,736	$11,748
03/19	$11,676	$10,942	$11,944
04/19	$11,853	$10,945	$12,098
05/19	$11,629	$11,139	$11,986
06/19	$12,030	$11,279	$12,364
07/19	$12,058	$11,304	$12,408
08/19	$12,086	$11,597	$12,521
09/19	$12,123	$11,535	$12,570
10/19	$12,225	$11,570	$12,709
11/19	$12,374	$11,564	$12,837
12/19	$12,514	$11,556	$12,966
01/20	$12,588	$11,778	$13,095
02/20	$12,300	$11,990	$12,860
03/20	$11,601	$11,920	$12,198
04/20	$12,225	$12,132	$12,813
05/20	$12,449	$12,188	$13,078
06/20	$12,616	$12,265	$13,252
07/20	$12,924	$12,448	$13,595
08/20	$13,110	$12,348	$13,837
09/20	$12,933	$12,341	$13,672
10/20	$12,775	$12,286	$13,501
11/20	$13,399	$12,406	$14,212
12/20	$13,659	$12,424	$14,451
01/21	$13,594	$12,334	$14,351
02/21	$13,622	$12,156	$14,359
03/21	$13,650	$12,005	$14,403
04/21	$13,939	$12,099	$14,703
05/21	$14,022	$12,139	$14,803
06/21	$14,134	$12,224	$14,940
07/21	$14,292	$12,361	$15,121
08/21	$14,451	$12,337	$15,235
09/21	$14,115	$12,231	$14,937
10/21	$14,367	$12,227	$15,217
11/21	$14,237	$12,263	$15,113
12/21	$14,404	$12,232	$15,316
01/22	$13,901	$11,968	$14,803
02/22	$13,650	$11,835	$14,578
03/22	$13,408	$11,506	$14,438
04/22	$12,682	$11,069	$13,668
05/22	$12,719	$11,141	$13,733
06/22	$12,188	$10,966	$13,177
07/22	$12,691	$11,234	$13,755
08/22	$12,281	$10,917	$13,307
09/22	$11,518	$10,445	$12,500
10/22	$11,629	$10,310	$12,715
11/22	$12,169	$10,689	$13,336
12/22	$11,946	$10,641	$13,111
01/23	$12,467	$10,968	$13,706
02/23	$12,114	$10,684	$13,368
03/23	$12,412	$10,956	$13,710
04/23	$12,495	$11,022	$13,842
05/23	$12,337	$10,902	$13,693
06/23	$12,579	$10,863	$13,954
07/23	$12,719	$10,856	$14,117
08/23	$12,533	$10,786	$13,934
09/23	$12,114	$10,512	$13,492
10/23	$11,862	$10,346	$13,208
11/23	$12,588	$10,815	$14,027
12/23	$13,138	$11,229	$14,636
01/24	$13,156	$11,198	$14,658
02/24	$13,259	$11,040	$14,744
03/24	$13,501	$11,142	$15,000
04/24	$13,091	$10,860	$14,553
05/24	$13,482	$11,044	$14,940
06/24	$13,631	$11,149	$15,117
07/24	$13,929	$11,409	$15,462
08/24	$14,181	$11,573	$15,743
09/24	$14,395	$11,728	$15,974
10/24	$14,032	$11,437	$15,593
11/24	$14,367	$11,558	$15,939
12/24	$14,032	$11,369	$15,613
01/25	$14,274	$11,430	$15,875
02/25	$14,404	$11,681	$16,063
03/25	$14,162	$11,685	$15,835
04/25	$14,171	$11,731	$15,930
05/25	$14,385	$11,647	$16,178
06/25	$14,767	$11,826	$16,576
07/25	$14,795	$11,795	$16,610
08/25	$15,065	$11,936	$16,909
09/25	$15,326	$12,067	$17,205
10/25	$15,484	$12,142	$17,385
11/25	$15,559	$12,217	$17,479
12/25	$15,577	$12,199	$17,519
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	11.02	2.66	4.53
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	2.01
65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000® Index, 11% MSCI EAFE Index (Net)	12.21	3.93	5.77

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$1,114,867,220
Total number of portfolio holdings	110
Management services fees (represents 0.21% of Fund average net assets)	$2,335,765
Portfolio turnover for the reporting period	183%

Variable Portfolio – Managed Volatility Conservative Growth Fund | Class 2 | ASR7046_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	6.6%
Foreign Exchange Risk	7.1%
Interest Rate Risk	5.0%
Short
Equity Risk	19.5%
Foreign Exchange Risk	4.5%
Interest Rate Risk	0.1%

Asset Categories

Fixed Income Funds	40.0%
Equity Funds	32.6%
Money Market Funds	17.0%
Residential Mortgage-Backed Securities - Agency	7.3%
Exchange-Traded Fixed Income Funds	4.9%
Exchange-Traded Equity Funds	4.3%
Other	0.6%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Volatility Conservative Growth Fund | Class 2 | ASR7046_02_12_D01_(02/26) |

Variable Portfolio – Managed Volatility Growth Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$27	0.25%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative performance during the annual period.

Variable Portfolio – Managed Volatility Growth Fund | Class 1 | ASR7047_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – Managed Volatility Growth Fund Class 1 ($19,911)	Russell 3000® Index ($38,012)	46% Russell 3000® Index, 35% Bloomberg U.S. Aggregate Bond Index, 19% MSCI EAFE Index (Net) ($23,635)
12/15	$10,000	$10,000	$10,000
01/16	$9,575	$9,436	$9,651
02/16	$9,539	$9,433	$9,640
03/16	$9,973	$10,097	$10,102
04/16	$10,062	$10,159	$10,200
05/16	$10,106	$10,341	$10,268
06/16	$10,062	$10,362	$10,276
07/16	$10,354	$10,774	$10,586
08/16	$10,345	$10,801	$10,595
09/16	$10,354	$10,818	$10,626
10/16	$10,159	$10,584	$10,450
11/16	$10,204	$11,058	$10,539
12/16	$10,337	$11,274	$10,707
01/17	$10,505	$11,486	$10,867
02/17	$10,753	$11,913	$11,108
03/17	$10,815	$11,921	$11,167
04/17	$10,965	$12,047	$11,306
05/17	$11,143	$12,171	$11,468
06/17	$11,178	$12,280	$11,508
07/17	$11,373	$12,512	$11,688
08/17	$11,399	$12,536	$11,734
09/17	$11,594	$12,842	$11,902
10/17	$11,780	$13,122	$12,058
11/17	$12,019	$13,521	$12,245
12/17	$12,143	$13,656	$12,358
01/18	$12,710	$14,375	$12,726
02/18	$12,205	$13,846	$12,359
03/18	$12,046	$13,568	$12,230
04/18	$12,028	$13,619	$12,273
05/18	$12,143	$14,004	$12,410
06/18	$12,099	$14,095	$12,414
07/18	$12,356	$14,563	$12,662
08/18	$12,524	$15,074	$12,849
09/18	$12,533	$15,099	$12,851
10/18	$11,745	$13,988	$12,186
11/18	$11,842	$14,268	$12,321
12/18	$11,205	$12,940	$11,759
01/19	$11,842	$14,051	$12,413
02/19	$12,090	$14,545	$12,672
03/19	$12,241	$14,757	$12,857
04/19	$12,579	$15,346	$13,163
05/19	$11,993	$14,353	$12,733
06/19	$12,605	$15,361	$13,344
07/19	$12,632	$15,590	$13,413
08/19	$12,445	$15,272	$13,343
09/19	$12,561	$15,540	$13,499
10/19	$12,738	$15,874	$13,739
11/19	$13,014	$16,478	$14,006
12/19	$13,280	$16,954	$14,275
01/20	$13,218	$16,935	$14,307
02/20	$12,579	$15,549	$13,613
03/20	$11,602	$13,410	$12,379
04/20	$12,428	$15,187	$13,362
05/20	$12,809	$15,999	$13,823
06/20	$13,022	$16,364	$14,088
07/20	$13,431	$17,294	$14,592
08/20	$13,883	$18,546	$15,180
09/20	$13,555	$17,871	$14,847
10/20	$13,289	$17,485	$14,564
11/20	$14,345	$19,613	$15,858
12/20	$14,816	$20,495	$16,334
01/21	$14,762	$20,404	$16,227
02/21	$15,011	$21,042	$16,447
03/21	$15,215	$21,796	$16,718
04/21	$15,712	$22,919	$17,256
05/21	$15,872	$23,024	$17,419
06/21	$15,996	$23,592	$17,623
07/21	$16,209	$23,991	$17,854
08/21	$16,555	$24,675	$18,136
09/21	$15,970	$23,568	$17,607
10/21	$16,529	$25,161	$18,235
11/21	$16,227	$24,778	$17,965
12/21	$16,626	$25,754	$18,449
01/22	$15,845	$24,239	$17,641
02/22	$15,481	$23,628	$17,309
03/22	$15,339	$24,395	$17,420
04/22	$14,283	$22,206	$16,255
05/22	$14,336	$22,176	$16,305
06/22	$13,457	$20,321	$15,301
07/22	$14,221	$22,227	$16,237
08/22	$13,679	$21,397	$15,651
09/22	$12,676	$19,413	$14,468
10/22	$13,093	$21,005	$15,096
11/22	$13,830	$22,102	$15,976
12/22	$13,431	$20,808	$15,523
01/23	$14,150	$22,241	$16,421
02/23	$13,750	$21,721	$16,031
03/23	$14,070	$22,302	$16,446
04/23	$14,194	$22,539	$16,649
05/23	$14,017	$22,627	$16,482
06/23	$14,594	$24,172	$17,122
07/23	$14,931	$25,039	$17,505
08/23	$14,594	$24,555	$17,183
09/23	$13,990	$23,386	$16,542
10/23	$13,662	$22,766	$16,122
11/23	$14,700	$24,888	$17,353
12/23	$15,428	$26,209	$18,184
01/24	$15,490	$26,499	$18,279
02/24	$15,961	$27,933	$18,708
03/24	$16,405	$28,835	$19,162
04/24	$15,801	$27,566	$18,512
05/24	$16,467	$28,868	$19,160
06/24	$16,680	$29,762	$19,438
07/24	$17,026	$30,315	$19,871
08/24	$17,381	$30,975	$20,293
09/24	$17,656	$31,616	$20,617
10/24	$17,230	$31,384	$20,155
11/24	$17,843	$33,471	$20,825
12/24	$17,319	$32,448	$20,323
01/25	$17,816	$33,473	$20,859
02/25	$17,780	$32,831	$20,912
03/25	$17,212	$30,916	$20,338
04/25	$17,159	$30,709	$20,480
05/25	$17,772	$32,655	$21,204
06/25	$18,437	$34,314	$21,902
07/25	$18,544	$35,070	$22,046
08/25	$18,997	$35,881	$22,551
09/25	$19,467	$37,120	$23,077
10/25	$19,751	$37,915	$23,407
11/25	$19,822	$38,019	$23,515
12/25	$19,911	$38,012	$23,635
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1Footnote Reference(a)	14.97	6.09	7.13
Russell 3000® Index	17.15	13.15	14.29
46% Russell 3000® Index, 35% Bloomberg U.S. Aggregate Bond Index, 19% MSCI EAFE Index (Net)	16.30	7.67	8.98
Footnote	Description
Footnote(a)	The returns shown for periods prior to February 20, 2019 (including Since Fund Inception returns, if shown) include the returns of Class 2. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$11,279,570,607
Total number of portfolio holdings	112
Management services fees (represents 0.18% of Fund average net assets)	$20,090,035
Portfolio turnover for the reporting period	184%

Variable Portfolio – Managed Volatility Growth Fund | Class 1 | ASR7047_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	16.8%
Foreign Exchange Risk	8.4%
Interest Rate Risk	4.3%
Short
Equity Risk	36.2%
Foreign Exchange Risk	3.6%

Asset Categories

Equity Funds	61.9%
Money Market Funds	15.8%
Fixed Income Funds	10.8%
Exchange-Traded Equity Funds	5.8%
Residential Mortgage-Backed Securities - Agency	4.3%
Exchange-Traded Fixed Income Funds	3.2%
Put Option Contracts Purchased	1.1%
Other	0.0%Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Volatility Growth Fund | Class 1 | ASR7047_01_12_D01_(02/26) |

Variable Portfolio – Managed Volatility Growth Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$54	0.50%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative performance during the annual period.

Variable Portfolio – Managed Volatility Growth Fund | Class 2 | ASR7047_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – Managed Volatility Growth Fund Class 2 ($19,575)	Russell 3000® Index ($38,012)	46% Russell 3000® Index, 35% Bloomberg U.S. Aggregate Bond Index, 19% MSCI EAFE Index (Net) ($23,635)
12/15	$10,000	$10,000	$10,000
01/16	$9,575	$9,436	$9,651
02/16	$9,539	$9,433	$9,640
03/16	$9,973	$10,097	$10,102
04/16	$10,062	$10,159	$10,200
05/16	$10,106	$10,341	$10,268
06/16	$10,062	$10,362	$10,276
07/16	$10,354	$10,774	$10,586
08/16	$10,345	$10,801	$10,595
09/16	$10,354	$10,818	$10,626
10/16	$10,159	$10,584	$10,450
11/16	$10,204	$11,058	$10,539
12/16	$10,337	$11,274	$10,707
01/17	$10,505	$11,486	$10,867
02/17	$10,753	$11,913	$11,108
03/17	$10,815	$11,921	$11,167
04/17	$10,965	$12,047	$11,306
05/17	$11,143	$12,171	$11,468
06/17	$11,178	$12,280	$11,508
07/17	$11,373	$12,512	$11,688
08/17	$11,399	$12,536	$11,734
09/17	$11,594	$12,842	$11,902
10/17	$11,780	$13,122	$12,058
11/17	$12,019	$13,521	$12,245
12/17	$12,143	$13,656	$12,358
01/18	$12,710	$14,375	$12,726
02/18	$12,205	$13,846	$12,359
03/18	$12,046	$13,568	$12,230
04/18	$12,028	$13,619	$12,273
05/18	$12,143	$14,004	$12,410
06/18	$12,099	$14,095	$12,414
07/18	$12,356	$14,563	$12,662
08/18	$12,524	$15,074	$12,849
09/18	$12,533	$15,099	$12,851
10/18	$11,745	$13,988	$12,186
11/18	$11,842	$14,268	$12,321
12/18	$11,205	$12,940	$11,759
01/19	$11,842	$14,051	$12,413
02/19	$12,090	$14,545	$12,672
03/19	$12,241	$14,757	$12,857
04/19	$12,569	$15,346	$13,163
05/19	$11,984	$14,353	$12,733
06/19	$12,595	$15,361	$13,344
07/19	$12,613	$15,590	$13,413
08/19	$12,427	$15,272	$13,343
09/19	$12,542	$15,540	$13,499
10/19	$12,710	$15,874	$13,739
11/19	$12,985	$16,478	$14,006
12/19	$13,251	$16,954	$14,275
01/20	$13,180	$16,935	$14,307
02/20	$12,542	$15,549	$13,613
03/20	$11,568	$13,410	$12,379
04/20	$12,392	$15,187	$13,362
05/20	$12,764	$15,999	$13,823
06/20	$12,976	$16,364	$14,088
07/20	$13,384	$17,294	$14,592
08/20	$13,826	$18,546	$15,180
09/20	$13,499	$17,871	$14,847
10/20	$13,233	$17,485	$14,564
11/20	$14,278	$19,613	$15,858
12/20	$14,748	$20,495	$16,334
01/21	$14,694	$20,404	$16,227
02/21	$14,934	$21,042	$16,447
03/21	$15,128	$21,796	$16,718
04/21	$15,624	$22,919	$17,256
05/21	$15,784	$23,024	$17,419
06/21	$15,908	$23,592	$17,623
07/21	$16,112	$23,991	$17,854
08/21	$16,448	$24,675	$18,136
09/21	$15,864	$23,568	$17,607
10/21	$16,413	$25,161	$18,235
11/21	$16,112	$24,778	$17,965
12/21	$16,501	$25,754	$18,449
01/22	$15,722	$24,239	$17,641
02/22	$15,359	$23,628	$17,309
03/22	$15,217	$24,395	$17,420
04/22	$14,172	$22,206	$16,255
05/22	$14,216	$22,176	$16,305
06/22	$13,348	$20,321	$15,301
07/22	$14,101	$22,227	$16,237
08/22	$13,561	$21,397	$15,651
09/22	$12,560	$19,413	$14,468
10/22	$12,976	$21,005	$15,096
11/22	$13,702	$22,102	$15,976
12/22	$13,295	$20,808	$15,523
01/23	$14,004	$22,241	$16,421
02/23	$13,614	$21,721	$16,031
03/23	$13,924	$22,302	$16,446
04/23	$14,039	$22,539	$16,649
05/23	$13,871	$22,627	$16,482
06/23	$14,438	$24,172	$17,122
07/23	$14,765	$25,039	$17,505
08/23	$14,429	$24,555	$17,183
09/23	$13,826	$23,386	$16,542
10/23	$13,499	$22,766	$16,122
11/23	$14,526	$24,888	$17,353
12/23	$15,235	$26,209	$18,184
01/24	$15,297	$26,499	$18,279
02/24	$15,757	$27,933	$18,708
03/24	$16,191	$28,835	$19,162
04/24	$15,598	$27,566	$18,512
05/24	$16,253	$28,868	$19,160
06/24	$16,457	$29,762	$19,438
07/24	$16,794	$30,315	$19,871
08/24	$17,139	$30,975	$20,293
09/24	$17,405	$31,616	$20,617
10/24	$16,980	$31,384	$20,155
11/24	$17,591	$33,471	$20,825
12/24	$17,059	$32,448	$20,323
01/25	$17,547	$33,473	$20,859
02/25	$17,511	$32,831	$20,912
03/25	$16,953	$30,916	$20,338
04/25	$16,900	$30,709	$20,480
05/25	$17,493	$32,655	$21,204
06/25	$18,140	$34,314	$21,902
07/25	$18,246	$35,070	$22,046
08/25	$18,689	$35,881	$22,551
09/25	$19,150	$37,120	$23,077
10/25	$19,424	$37,915	$23,407
11/25	$19,486	$38,019	$23,515
12/25	$19,575	$38,012	$23,635
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	14.75	5.83	6.95
Russell 3000® Index	17.15	13.15	14.29
46% Russell 3000® Index, 35% Bloomberg U.S. Aggregate Bond Index, 19% MSCI EAFE Index (Net)	16.30	7.67	8.98

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$11,279,570,607
Total number of portfolio holdings	112
Management services fees (represents 0.18% of Fund average net assets)	$20,090,035
Portfolio turnover for the reporting period	184%

Variable Portfolio – Managed Volatility Growth Fund | Class 2 | ASR7047_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	16.8%
Foreign Exchange Risk	8.4%
Interest Rate Risk	4.3%
Short
Equity Risk	36.2%
Foreign Exchange Risk	3.6%

Asset Categories

Equity Funds	61.9%
Money Market Funds	15.8%
Fixed Income Funds	10.8%
Exchange-Traded Equity Funds	5.8%
Residential Mortgage-Backed Securities - Agency	4.3%
Exchange-Traded Fixed Income Funds	3.2%
Put Option Contracts Purchased	1.1%
Other	0.0%Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Volatility Growth Fund | Class 2 | ASR7047_02_12_D01_(02/26) |

Variable Portfolio – U.S. Flexible Conservative Growth Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$32	0.31%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative returns during the annual period.

Variable Portfolio – U.S. Flexible Conservative Growth Fund | Class 1 | ASR7059_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – U.S. Flexible Conservative Growth Fund Class 1 ($16,150)	S&P 500® Index ($38,120)	65% Bloomberg U.S. Aggregate Bond Index, 35% S&P 500 Index® ($18,000)	Bloomberg U.S. Aggregate Bond Index ($11,608)
11/02/16	$10,000	$10,000	$10,000	$10,000
11/30/16	$10,020	$10,508	$10,018	$9,754
12/31/16	$10,070	$10,716	$10,096	$9,767
01/31/17	$10,180	$10,919	$10,176	$9,786
02/28/17	$10,410	$11,353	$10,362	$9,852
03/31/17	$10,400	$11,366	$10,363	$9,847
04/30/17	$10,490	$11,483	$10,452	$9,923
05/31/17	$10,610	$11,644	$10,556	$9,999
06/30/17	$10,630	$11,717	$10,572	$9,989
07/31/17	$10,750	$11,958	$10,677	$10,032
08/31/17	$10,810	$11,995	$10,751	$10,122
09/30/17	$10,890	$12,242	$10,795	$10,074
10/31/17	$11,000	$12,528	$10,888	$10,080
11/30/17	$11,170	$12,912	$10,996	$10,067
12/31/17	$11,250	$13,056	$11,071	$10,113
01/31/18	$11,510	$13,803	$11,210	$9,997
02/28/18	$11,250	$13,294	$10,996	$9,902
03/31/18	$11,160	$12,956	$10,944	$9,965
04/30/18	$11,120	$13,006	$10,906	$9,891
05/31/18	$11,250	$13,319	$11,049	$9,962
06/30/18	$11,250	$13,401	$11,064	$9,950
07/31/18	$11,400	$13,900	$11,210	$9,952
08/31/18	$11,570	$14,353	$11,384	$10,016
09/30/18	$11,540	$14,435	$11,359	$9,952
10/31/18	$11,120	$13,448	$11,029	$9,873
11/30/18	$11,240	$13,722	$11,151	$9,932
12/31/18	$10,970	$12,483	$10,931	$10,114
01/31/19	$11,350	$13,483	$11,313	$10,222
02/28/19	$11,460	$13,916	$11,436	$10,216
03/31/19	$11,660	$14,187	$11,657	$10,412
04/30/19	$11,840	$14,761	$11,824	$10,415
05/31/19	$11,650	$13,823	$11,697	$10,600
06/30/19	$12,050	$14,797	$12,081	$10,733
07/31/19	$12,120	$15,010	$12,160	$10,756
08/31/19	$12,210	$14,772	$12,297	$11,035
09/30/19	$12,230	$15,049	$12,335	$10,976
10/31/19	$12,310	$15,375	$12,453	$11,009
11/30/19	$12,480	$15,933	$12,607	$11,004
12/31/19	$12,630	$16,414	$12,734	$10,996
01/31/20	$12,740	$16,407	$12,892	$11,208
02/29/20	$12,450	$15,057	$12,671	$11,409
03/31/20	$11,780	$13,197	$12,075	$11,342
04/30/20	$12,290	$14,889	$12,756	$11,544
05/31/20	$12,480	$15,598	$13,007	$11,598
06/30/20	$12,620	$15,908	$13,151	$11,671
07/31/20	$12,890	$16,805	$13,538	$11,845
08/31/20	$12,950	$18,013	$13,808	$11,749
09/30/20	$12,810	$17,328	$13,619	$11,743
10/31/20	$12,720	$16,868	$13,453	$11,690
11/30/20	$13,200	$18,714	$14,054	$11,805
12/31/20	$13,410	$19,434	$14,256	$11,821
01/31/21	$13,340	$19,237	$14,139	$11,737
02/28/21	$13,350	$19,768	$14,143	$11,567
03/31/21	$13,410	$20,634	$14,245	$11,423
04/30/21	$13,730	$21,735	$14,584	$11,513
05/31/21	$13,790	$21,887	$14,651	$11,551
06/30/21	$13,970	$22,397	$14,837	$11,632
07/31/21	$14,170	$22,930	$15,069	$11,762
08/31/21	$14,340	$23,627	$15,210	$11,739
09/30/21	$13,960	$22,528	$14,877	$11,638
10/31/21	$14,320	$24,106	$15,239	$11,635
11/30/21	$14,260	$23,939	$15,232	$11,669
12/31/21	$14,450	$25,012	$15,445	$11,639
01/31/22	$13,920	$23,718	$14,949	$11,388
02/28/22	$13,680	$23,008	$14,684	$11,261
03/31/22	$13,480	$23,862	$14,610	$10,948
04/30/22	$12,750	$21,781	$13,803	$10,533
05/31/22	$12,790	$21,821	$13,870	$10,601
06/30/22	$12,330	$20,020	$13,328	$10,435
07/31/22	$12,840	$21,866	$13,970	$10,690
08/31/22	$12,440	$20,974	$13,514	$10,388
09/30/22	$11,700	$19,042	$12,699	$9,939
10/31/22	$11,800	$20,584	$12,952	$9,810
11/30/22	$12,300	$21,734	$13,515	$10,171
12/31/22	$12,060	$20,482	$13,202	$10,125
01/31/23	$12,550	$21,769	$13,757	$10,436
02/28/23	$12,200	$21,238	$13,408	$10,167
03/31/23	$12,520	$22,018	$13,802	$10,425
04/30/23	$12,610	$22,361	$13,932	$10,488
05/31/23	$12,520	$22,459	$13,854	$10,374
06/30/23	$12,800	$23,942	$14,142	$10,337
07/31/23	$12,990	$24,712	$14,295	$10,330
08/31/23	$12,820	$24,318	$14,156	$10,264
09/30/23	$12,370	$23,159	$13,686	$10,003
10/31/23	$12,140	$22,672	$13,445	$9,845
11/30/23	$12,910	$24,742	$14,270	$10,291
12/31/23	$13,450	$25,866	$14,852	$10,685
01/31/24	$13,530	$26,301	$14,913	$10,655
02/29/24	$13,730	$27,705	$15,055	$10,505
03/31/24	$14,010	$28,597	$15,315	$10,602
04/30/24	$13,570	$27,429	$14,844	$10,334
05/31/24	$13,990	$28,789	$15,266	$10,509
06/30/24	$14,260	$29,822	$15,551	$10,609
07/31/24	$14,510	$30,185	$15,854	$10,856
08/31/24	$14,730	$30,917	$16,136	$11,012
09/30/24	$14,960	$31,577	$16,397	$11,160
10/31/24	$14,650	$31,291	$16,081	$10,883
11/30/24	$15,100	$33,128	$16,522	$10,998
12/31/24	$14,750	$32,338	$16,208	$10,818
01/31/25	$14,990	$33,239	$16,422	$10,876
02/28/25	$15,060	$32,805	$16,582	$11,115
03/31/25	$14,720	$30,957	$16,259	$11,119
04/30/25	$14,680	$30,747	$16,262	$11,163
05/31/25	$14,880	$32,682	$16,545	$11,083
06/30/25	$15,280	$34,344	$17,004	$11,253
07/31/25	$15,370	$35,115	$17,109	$11,224
08/31/25	$15,600	$35,827	$17,363	$11,358
09/30/25	$15,910	$37,134	$17,708	$11,482
10/31/25	$16,090	$38,004	$17,925	$11,553
11/30/25	$16,160	$38,097	$18,013	$11,625
12/31/25	$16,150	$38,120	$18,000	$11,608
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Class 1Footnote Reference(a)	9.49	3.79	5.37
S&P 500® Index	17.88	14.42	15.73
65% Bloomberg U.S. Aggregate Bond Index, 35% S&P 500 Index®	11.05	4.77	6.63
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	1.64
Footnote	Description
Footnote(a)	The returns shown for periods prior to February 20, 2019 (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of Class 2. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$317,055,901
Total number of portfolio holdings	48
Management services fees (represents 0.21% of Fund average net assets)	$665,211
Portfolio turnover for the reporting period	196%

Variable Portfolio – U.S. Flexible Conservative Growth Fund | Class 1 | ASR7059_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	8.2%
Interest Rate Risk	4.2%
Short
Equity Risk	20.5%

Asset Categories

Fixed Income Funds	40.1%
Equity Funds	32.5%
Money Market Funds	16.3%
Residential Mortgage-Backed Securities - Agency	6.7%
Exchange-Traded Equity Funds	5.6%
Exchange-Traded Fixed Income Funds	4.2%
Other	0.6%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – U.S. Flexible Conservative Growth Fund | Class 1 | ASR7059_01_12_D01_(02/26) |

Variable Portfolio – U.S. Flexible Conservative Growth Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$59	0.56%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative returns during the annual period.

Variable Portfolio – U.S. Flexible Conservative Growth Fund | Class 2 | ASR7059_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – U.S. Flexible Conservative Growth Fund Class 2 ($15,870)	S&P 500® Index ($38,120)	65% Bloomberg U.S. Aggregate Bond Index, 35% S&P 500 Index® ($18,000)	Bloomberg U.S. Aggregate Bond Index ($11,608)
11/02/16	$10,000	$10,000	$10,000	$10,000
11/30/16	$10,020	$10,508	$10,018	$9,754
12/31/16	$10,070	$10,716	$10,096	$9,767
01/31/17	$10,180	$10,919	$10,176	$9,786
02/28/17	$10,410	$11,353	$10,362	$9,852
03/31/17	$10,400	$11,366	$10,363	$9,847
04/30/17	$10,490	$11,483	$10,452	$9,923
05/31/17	$10,610	$11,644	$10,556	$9,999
06/30/17	$10,630	$11,717	$10,572	$9,989
07/31/17	$10,750	$11,958	$10,677	$10,032
08/31/17	$10,810	$11,995	$10,751	$10,122
09/30/17	$10,890	$12,242	$10,795	$10,074
10/31/17	$11,000	$12,528	$10,888	$10,080
11/30/17	$11,170	$12,912	$10,996	$10,067
12/31/17	$11,250	$13,056	$11,071	$10,113
01/31/18	$11,510	$13,803	$11,210	$9,997
02/28/18	$11,250	$13,294	$10,996	$9,902
03/31/18	$11,160	$12,956	$10,944	$9,965
04/30/18	$11,120	$13,006	$10,906	$9,891
05/31/18	$11,250	$13,319	$11,049	$9,962
06/30/18	$11,250	$13,401	$11,064	$9,950
07/31/18	$11,400	$13,900	$11,210	$9,952
08/31/18	$11,570	$14,353	$11,384	$10,016
09/30/18	$11,540	$14,435	$11,359	$9,952
10/31/18	$11,120	$13,448	$11,029	$9,873
11/30/18	$11,240	$13,722	$11,151	$9,932
12/31/18	$10,970	$12,483	$10,931	$10,114
01/31/19	$11,350	$13,483	$11,313	$10,222
02/28/19	$11,470	$13,916	$11,436	$10,216
03/31/19	$11,660	$14,187	$11,657	$10,412
04/30/19	$11,840	$14,761	$11,824	$10,415
05/31/19	$11,650	$13,823	$11,697	$10,600
06/30/19	$12,040	$14,797	$12,081	$10,733
07/31/19	$12,110	$15,010	$12,160	$10,756
08/31/19	$12,200	$14,772	$12,297	$11,035
09/30/19	$12,210	$15,049	$12,335	$10,976
10/31/19	$12,290	$15,375	$12,453	$11,009
11/30/19	$12,460	$15,933	$12,607	$11,004
12/31/19	$12,600	$16,414	$12,734	$10,996
01/31/20	$12,710	$16,407	$12,892	$11,208
02/29/20	$12,420	$15,057	$12,671	$11,409
03/31/20	$11,740	$13,197	$12,075	$11,342
04/30/20	$12,250	$14,889	$12,756	$11,544
05/31/20	$12,440	$15,598	$13,007	$11,598
06/30/20	$12,580	$15,908	$13,151	$11,671
07/31/20	$12,840	$16,805	$13,538	$11,845
08/31/20	$12,900	$18,013	$13,808	$11,749
09/30/20	$12,760	$17,328	$13,619	$11,743
10/31/20	$12,670	$16,868	$13,453	$11,690
11/30/20	$13,140	$18,714	$14,054	$11,805
12/31/20	$13,340	$19,434	$14,256	$11,821
01/31/21	$13,270	$19,237	$14,139	$11,737
02/28/21	$13,280	$19,768	$14,143	$11,567
03/31/21	$13,340	$20,634	$14,245	$11,423
04/30/21	$13,660	$21,735	$14,584	$11,513
05/31/21	$13,710	$21,887	$14,651	$11,551
06/30/21	$13,890	$22,397	$14,837	$11,632
07/31/21	$14,080	$22,930	$15,069	$11,762
08/31/21	$14,250	$23,627	$15,210	$11,739
09/30/21	$13,870	$22,528	$14,877	$11,638
10/31/21	$14,220	$24,106	$15,239	$11,635
11/30/21	$14,160	$23,939	$15,232	$11,669
12/31/21	$14,340	$25,012	$15,445	$11,639
01/31/22	$13,810	$23,718	$14,949	$11,388
02/28/22	$13,580	$23,008	$14,684	$11,261
03/31/22	$13,370	$23,862	$14,610	$10,948
04/30/22	$12,650	$21,781	$13,803	$10,533
05/31/22	$12,680	$21,821	$13,870	$10,601
06/30/22	$12,220	$20,020	$13,328	$10,435
07/31/22	$12,730	$21,866	$13,970	$10,690
08/31/22	$12,330	$20,974	$13,514	$10,388
09/30/22	$11,590	$19,042	$12,699	$9,939
10/31/22	$11,690	$20,584	$12,952	$9,810
11/30/22	$12,180	$21,734	$13,515	$10,171
12/31/22	$11,940	$20,482	$13,202	$10,125
01/31/23	$12,430	$21,769	$13,757	$10,436
02/28/23	$12,080	$21,238	$13,408	$10,167
03/31/23	$12,390	$22,018	$13,802	$10,425
04/30/23	$12,480	$22,361	$13,932	$10,488
05/31/23	$12,380	$22,459	$13,854	$10,374
06/30/23	$12,660	$23,942	$14,142	$10,337
07/31/23	$12,850	$24,712	$14,295	$10,330
08/31/23	$12,670	$24,318	$14,156	$10,264
09/30/23	$12,220	$23,159	$13,686	$10,003
10/31/23	$12,000	$22,672	$13,445	$9,845
11/30/23	$12,750	$24,742	$14,270	$10,291
12/31/23	$13,280	$25,866	$14,852	$10,685
01/31/24	$13,360	$26,301	$14,913	$10,655
02/29/24	$13,560	$27,705	$15,055	$10,505
03/31/24	$13,830	$28,597	$15,315	$10,602
04/30/24	$13,390	$27,429	$14,844	$10,334
05/31/24	$13,800	$28,789	$15,266	$10,509
06/30/24	$14,070	$29,822	$15,551	$10,609
07/31/24	$14,310	$30,185	$15,854	$10,856
08/31/24	$14,520	$30,917	$16,136	$11,012
09/30/24	$14,750	$31,577	$16,397	$11,160
10/31/24	$14,440	$31,291	$16,081	$10,883
11/30/24	$14,880	$33,128	$16,522	$10,998
12/31/24	$14,530	$32,338	$16,208	$10,818
01/31/25	$14,760	$33,239	$16,422	$10,876
02/28/25	$14,830	$32,805	$16,582	$11,115
03/31/25	$14,490	$30,957	$16,259	$11,119
04/30/25	$14,450	$30,747	$16,262	$11,163
05/31/25	$14,640	$32,682	$16,545	$11,083
06/30/25	$15,030	$34,344	$17,004	$11,253
07/31/25	$15,120	$35,115	$17,109	$11,224
08/31/25	$15,340	$35,827	$17,363	$11,358
09/30/25	$15,640	$37,134	$17,708	$11,482
10/31/25	$15,820	$38,004	$17,925	$11,553
11/30/25	$15,880	$38,097	$18,013	$11,625
12/31/25	$15,870	$38,120	$18,000	$11,608
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Class 2	9.22	3.53	5.17
S&P 500® Index	17.88	14.42	15.73
65% Bloomberg U.S. Aggregate Bond Index, 35% S&P 500 Index®	11.05	4.77	6.63
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	1.64

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$317,055,901
Total number of portfolio holdings	48
Management services fees (represents 0.21% of Fund average net assets)	$665,211
Portfolio turnover for the reporting period	196%

Variable Portfolio – U.S. Flexible Conservative Growth Fund | Class 2 | ASR7059_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	8.2%
Interest Rate Risk	4.2%
Short
Equity Risk	20.5%

Asset Categories

Fixed Income Funds	40.1%
Equity Funds	32.5%
Money Market Funds	16.3%
Residential Mortgage-Backed Securities - Agency	6.7%
Exchange-Traded Equity Funds	5.6%
Exchange-Traded Fixed Income Funds	4.2%
Other	0.6%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – U.S. Flexible Conservative Growth Fund | Class 2 | ASR7059_02_12_D01_(02/26) |

Variable Portfolio – U.S. Flexible Growth Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – U.S. Flexible Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$29	0.27%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative returns during the annual period.

Variable Portfolio – U.S. Flexible Growth Fund | Class 1 | ASR7060_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – U.S. Flexible Growth Fund Class 1 ($21,557)	Bloomberg U.S. Aggregate Bond Index ($11,608)	65% S&P 500® Index, 35% Bloomberg U.S. Aggregate Bond Index ($25,714)	S&P 500® Index ($38,120)
11/02/16	$10,000	$10,000	$10,000	$10,000
11/30/16	$10,240	$9,754	$10,244	$10,508
12/31/16	$10,350	$9,767	$10,381	$10,716
01/31/17	$10,520	$9,786	$10,516	$10,919
02/28/17	$10,890	$9,852	$10,812	$11,353
03/31/17	$10,880	$9,847	$10,818	$11,366
04/30/17	$10,980	$9,923	$10,920	$11,483
05/31/17	$11,140	$9,999	$11,049	$11,644
06/30/17	$11,190	$9,989	$11,090	$11,717
07/31/17	$11,370	$10,032	$11,255	$11,958
08/31/17	$11,410	$10,122	$11,313	$11,995
09/30/17	$11,590	$10,074	$11,445	$12,242
10/31/17	$11,800	$10,080	$11,621	$12,528
11/30/17	$12,140	$10,067	$11,848	$12,912
12/31/17	$12,260	$10,113	$11,952	$13,056
01/31/18	$12,860	$9,997	$12,349	$13,803
02/28/18	$12,440	$9,902	$12,012	$13,294
03/31/18	$12,220	$9,965	$11,841	$12,956
04/30/18	$12,190	$9,891	$11,840	$13,006
05/31/18	$12,410	$9,962	$12,054	$13,319
06/30/18	$12,430	$9,950	$12,097	$13,401
07/31/18	$12,720	$9,952	$12,391	$13,900
08/31/18	$13,020	$10,016	$12,681	$14,353
09/30/18	$13,030	$9,952	$12,700	$14,435
10/31/18	$12,280	$9,873	$12,100	$13,448
11/30/18	$12,470	$9,932	$12,286	$13,722
12/31/18	$11,780	$10,114	$11,644	$12,483
01/31/19	$12,400	$10,222	$12,294	$13,483
02/28/19	$12,630	$10,216	$12,548	$13,916
03/31/19	$12,830	$10,412	$12,791	$14,187
04/30/19	$13,200	$10,415	$13,128	$14,761
05/31/19	$12,650	$10,600	$12,668	$13,823
06/30/19	$13,291	$10,733	$13,304	$14,797
07/31/19	$13,421	$10,756	$13,438	$15,010
08/31/19	$13,331	$11,035	$13,422	$14,772
09/30/19	$13,431	$10,976	$13,560	$15,049
10/31/19	$13,561	$11,009	$13,765	$15,375
11/30/19	$13,911	$11,004	$14,087	$15,933
12/31/19	$14,201	$10,996	$14,360	$16,414
01/31/20	$14,201	$11,208	$14,453	$16,407
02/29/20	$13,481	$11,409	$13,771	$15,057
03/31/20	$12,510	$11,342	$12,637	$13,197
04/30/20	$13,170	$11,544	$13,769	$14,889
05/31/20	$13,451	$11,598	$14,217	$15,598
06/30/20	$13,651	$11,671	$14,433	$15,908
07/31/20	$13,971	$11,845	$15,037	$16,805
08/31/20	$14,161	$11,749	$15,697	$18,013
09/30/20	$13,911	$11,743	$15,306	$17,328
10/31/20	$13,761	$11,690	$15,018	$16,868
11/30/20	$14,542	$11,805	$16,138	$18,714
12/31/20	$14,922	$11,821	$16,549	$19,434
01/31/21	$14,852	$11,737	$16,399	$19,237
02/28/21	$15,072	$11,567	$16,610	$19,768
03/31/21	$15,312	$11,423	$17,010	$20,634
04/30/21	$15,893	$11,513	$17,647	$21,735
05/31/21	$15,973	$11,551	$17,748	$21,887
06/30/21	$16,263	$11,632	$18,061	$22,397
07/31/21	$16,543	$11,762	$18,410	$22,930
08/31/21	$16,923	$11,739	$18,762	$23,627
09/30/21	$16,213	$11,638	$18,138	$22,528
10/31/21	$16,993	$11,635	$18,962	$24,106
11/30/21	$16,853	$11,669	$18,896	$23,939
12/31/21	$17,274	$11,639	$19,430	$25,012
01/31/22	$16,423	$11,388	$18,630	$23,718
02/28/22	$16,073	$11,261	$18,194	$23,008
03/31/22	$16,013	$10,948	$18,457	$23,862
04/30/22	$14,932	$10,533	$17,165	$21,781
05/31/22	$14,972	$10,601	$17,225	$21,821
06/30/22	$14,211	$10,435	$16,206	$20,020
07/31/22	$15,012	$10,690	$17,316	$21,866
08/31/22	$14,481	$10,388	$16,685	$20,974
09/30/22	$13,471	$9,939	$15,434	$19,042
10/31/22	$13,871	$9,810	$16,176	$20,584
11/30/22	$14,542	$10,171	$16,972	$21,734
12/31/22	$14,071	$10,125	$16,310	$20,482
01/31/23	$14,732	$10,436	$17,152	$21,769
02/28/23	$14,291	$10,167	$16,724	$21,238
03/31/23	$14,682	$10,425	$17,272	$22,018
04/30/23	$14,832	$10,488	$17,484	$22,361
05/31/23	$14,772	$10,374	$17,467	$22,459
06/30/23	$15,462	$10,337	$18,195	$23,942
07/31/23	$15,903	$10,330	$18,571	$24,712
08/31/23	$15,602	$10,264	$18,337	$24,318
09/30/23	$14,902	$10,003	$17,606	$23,159
10/31/23	$14,612	$9,845	$17,268	$22,672
11/30/23	$15,772	$10,291	$18,567	$24,742
12/31/23	$16,483	$10,685	$19,364	$25,866
01/31/24	$16,683	$10,655	$19,556	$26,301
02/29/24	$17,394	$10,505	$20,139	$27,705
03/31/24	$17,944	$10,602	$20,625	$28,597
04/30/24	$17,244	$10,334	$19,895	$27,429
05/31/24	$17,994	$10,509	$20,654	$28,789
06/30/24	$18,485	$10,609	$21,204	$29,822
07/31/24	$18,705	$10,856	$21,545	$30,185
08/31/24	$18,985	$11,012	$21,993	$30,917
09/30/24	$19,305	$11,160	$22,402	$31,577
10/31/24	$19,005	$10,883	$22,075	$31,291
11/30/24	$19,946	$10,998	$22,999	$33,128
12/31/24	$19,355	$10,818	$22,511	$32,338
01/31/25	$19,856	$10,876	$22,961	$33,239
02/28/25	$19,646	$11,115	$22,943	$32,805
03/31/25	$18,815	$11,119	$22,105	$30,957
04/30/25	$18,605	$11,163	$22,038	$30,747
05/31/25	$19,195	$11,083	$22,885	$32,682
06/30/25	$19,906	$11,253	$23,764	$34,344
07/31/25	$20,196	$11,224	$24,089	$35,115
08/31/25	$20,546	$11,358	$24,507	$35,827
09/30/25	$21,137	$11,482	$25,182	$37,134
10/31/25	$21,497	$11,553	$25,621	$38,004
11/30/25	$21,547	$11,625	$25,717	$38,097
12/31/25	$21,557	$11,608	$25,714	$38,120
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Class 1Footnote Reference(a)	11.37	7.63	8.75
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	1.64
65% S&P 500® Index, 35% Bloomberg U.S. Aggregate Bond Index	14.23	9.21	10.86
S&P 500® Index	17.88	14.42	15.73
Footnote	Description
Footnote(a)	The returns shown for periods prior to February 20, 2019 (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of Class 2. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$4,408,149,193
Total number of portfolio holdings	49
Management services fees (represents 0.20% of Fund average net assets)	$8,545,113
Portfolio turnover for the reporting period	216%

Variable Portfolio – U.S. Flexible Growth Fund | Class 1 | ASR7060_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	20.4%
Interest Rate Risk	3.0%
Short
Equity Risk	38.5%

Asset Categories

Equity Funds	61.9%
Money Market Funds	14.8%
Fixed Income Funds	10.7%
Exchange-Traded Equity Funds	7.4%
Residential Mortgage-Backed Securities - Agency	3.3%
Exchange-Traded Fixed Income Funds	2.3%
Put Option Contracts Purchased	1.2%
Other	0.0%Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – U.S. Flexible Growth Fund | Class 1 | ASR7060_01_12_D01_(02/26) |

Variable Portfolio – U.S. Flexible Growth Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – U.S. Flexible Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$54	0.51%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative returns during the annual period.

Variable Portfolio – U.S. Flexible Growth Fund | Class 2 | ASR7060_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – U.S. Flexible Growth Fund Class 2 ($21,170)	Bloomberg U.S. Aggregate Bond Index ($11,608)	65% S&P 500® Index, 35% Bloomberg U.S. Aggregate Bond Index ($25,714)	S&P 500® Index ($38,120)
11/02/16	$10,000	$10,000	$10,000	$10,000
11/30/16	$10,240	$9,754	$10,244	$10,508
12/31/16	$10,350	$9,767	$10,381	$10,716
01/31/17	$10,520	$9,786	$10,516	$10,919
02/28/17	$10,890	$9,852	$10,812	$11,353
03/31/17	$10,880	$9,847	$10,818	$11,366
04/30/17	$10,980	$9,923	$10,920	$11,483
05/31/17	$11,140	$9,999	$11,049	$11,644
06/30/17	$11,190	$9,989	$11,090	$11,717
07/31/17	$11,370	$10,032	$11,255	$11,958
08/31/17	$11,410	$10,122	$11,313	$11,995
09/30/17	$11,590	$10,074	$11,445	$12,242
10/31/17	$11,800	$10,080	$11,621	$12,528
11/30/17	$12,140	$10,067	$11,848	$12,912
12/31/17	$12,260	$10,113	$11,952	$13,056
01/31/18	$12,860	$9,997	$12,349	$13,803
02/28/18	$12,440	$9,902	$12,012	$13,294
03/31/18	$12,220	$9,965	$11,841	$12,956
04/30/18	$12,190	$9,891	$11,840	$13,006
05/31/18	$12,410	$9,962	$12,054	$13,319
06/30/18	$12,430	$9,950	$12,097	$13,401
07/31/18	$12,720	$9,952	$12,391	$13,900
08/31/18	$13,020	$10,016	$12,681	$14,353
09/30/18	$13,030	$9,952	$12,700	$14,435
10/31/18	$12,280	$9,873	$12,100	$13,448
11/30/18	$12,470	$9,932	$12,286	$13,722
12/31/18	$11,780	$10,114	$11,644	$12,483
01/31/19	$12,400	$10,222	$12,294	$13,483
02/28/19	$12,630	$10,216	$12,548	$13,916
03/31/19	$12,820	$10,412	$12,791	$14,187
04/30/19	$13,200	$10,415	$13,128	$14,761
05/31/19	$12,640	$10,600	$12,668	$13,823
06/30/19	$13,280	$10,733	$13,304	$14,797
07/31/19	$13,400	$10,756	$13,438	$15,010
08/31/19	$13,310	$11,035	$13,422	$14,772
09/30/19	$13,410	$10,976	$13,560	$15,049
10/31/19	$13,530	$11,009	$13,765	$15,375
11/30/19	$13,880	$11,004	$14,087	$15,933
12/31/19	$14,160	$10,996	$14,360	$16,414
01/31/20	$14,160	$11,208	$14,453	$16,407
02/29/20	$13,440	$11,409	$13,771	$15,057
03/31/20	$12,470	$11,342	$12,637	$13,197
04/30/20	$13,120	$11,544	$13,769	$14,889
05/31/20	$13,400	$11,598	$14,217	$15,598
06/30/20	$13,600	$11,671	$14,433	$15,908
07/31/20	$13,910	$11,845	$15,037	$16,805
08/31/20	$14,100	$11,749	$15,697	$18,013
09/30/20	$13,840	$11,743	$15,306	$17,328
10/31/20	$13,700	$11,690	$15,018	$16,868
11/30/20	$14,470	$11,805	$16,138	$18,714
12/31/20	$14,840	$11,821	$16,549	$19,434
01/31/21	$14,770	$11,737	$16,399	$19,237
02/28/21	$14,980	$11,567	$16,610	$19,768
03/31/21	$15,220	$11,423	$17,010	$20,634
04/30/21	$15,790	$11,513	$17,647	$21,735
05/31/21	$15,870	$11,551	$17,748	$21,887
06/30/21	$16,150	$11,632	$18,061	$22,397
07/31/21	$16,430	$11,762	$18,410	$22,930
08/31/21	$16,800	$11,739	$18,762	$23,627
09/30/21	$16,100	$11,638	$18,138	$22,528
10/31/21	$16,870	$11,635	$18,962	$24,106
11/30/21	$16,720	$11,669	$18,896	$23,939
12/31/21	$17,140	$11,639	$19,430	$25,012
01/31/22	$16,290	$11,388	$18,630	$23,718
02/28/22	$15,940	$11,261	$18,194	$23,008
03/31/22	$15,870	$10,948	$18,457	$23,862
04/30/22	$14,800	$10,533	$17,165	$21,781
05/31/22	$14,840	$10,601	$17,225	$21,821
06/30/22	$14,080	$10,435	$16,206	$20,020
07/31/22	$14,880	$10,690	$17,316	$21,866
08/31/22	$14,340	$10,388	$16,685	$20,974
09/30/22	$13,340	$9,939	$15,434	$19,042
10/31/22	$13,730	$9,810	$16,176	$20,584
11/30/22	$14,390	$10,171	$16,972	$21,734
12/31/22	$13,930	$10,125	$16,310	$20,482
01/31/23	$14,570	$10,436	$17,152	$21,769
02/28/23	$14,140	$10,167	$16,724	$21,238
03/31/23	$14,520	$10,425	$17,272	$22,018
04/30/23	$14,660	$10,488	$17,484	$22,361
05/31/23	$14,600	$10,374	$17,467	$22,459
06/30/23	$15,280	$10,337	$18,195	$23,942
07/31/23	$15,710	$10,330	$18,571	$24,712
08/31/23	$15,410	$10,264	$18,337	$24,318
09/30/23	$14,720	$10,003	$17,606	$23,159
10/31/23	$14,430	$9,845	$17,268	$22,672
11/30/23	$15,570	$10,291	$18,567	$24,742
12/31/23	$16,270	$10,685	$19,364	$25,866
01/31/24	$16,470	$10,655	$19,556	$26,301
02/29/24	$17,160	$10,505	$20,139	$27,705
03/31/24	$17,710	$10,602	$20,625	$28,597
04/30/24	$17,000	$10,334	$19,895	$27,429
05/31/24	$17,750	$10,509	$20,654	$28,789
06/30/24	$18,230	$10,609	$21,204	$29,822
07/31/24	$18,440	$10,856	$21,545	$30,185
08/31/24	$18,710	$11,012	$21,993	$30,917
09/30/24	$19,030	$11,160	$22,402	$31,577
10/31/24	$18,720	$10,883	$22,075	$31,291
11/30/24	$19,640	$10,998	$22,999	$33,128
12/31/24	$19,060	$10,818	$22,511	$32,338
01/31/25	$19,540	$10,876	$22,961	$33,239
02/28/25	$19,330	$11,115	$22,943	$32,805
03/31/25	$18,510	$11,119	$22,105	$30,957
04/30/25	$18,310	$11,163	$22,038	$30,747
05/31/25	$18,880	$11,083	$22,885	$32,682
06/30/25	$19,580	$11,253	$23,764	$34,344
07/31/25	$19,850	$11,224	$24,089	$35,115
08/31/25	$20,190	$11,358	$24,507	$35,827
09/30/25	$20,770	$11,482	$25,182	$37,134
10/31/25	$21,120	$11,553	$25,621	$38,004
11/30/25	$21,170	$11,625	$25,717	$38,097
12/31/25	$21,170	$11,608	$25,714	$38,120
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Class 2	11.07	7.36	8.53
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	1.64
65% S&P 500® Index, 35% Bloomberg U.S. Aggregate Bond Index	14.23	9.21	10.86
S&P 500® Index	17.88	14.42	15.73

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$4,408,149,193
Total number of portfolio holdings	49
Management services fees (represents 0.20% of Fund average net assets)	$8,545,113
Portfolio turnover for the reporting period	216%

Variable Portfolio – U.S. Flexible Growth Fund | Class 2 | ASR7060_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	20.4%
Interest Rate Risk	3.0%
Short
Equity Risk	38.5%

Asset Categories

Equity Funds	61.9%
Money Market Funds	14.8%
Fixed Income Funds	10.7%
Exchange-Traded Equity Funds	7.4%
Residential Mortgage-Backed Securities - Agency	3.3%
Exchange-Traded Fixed Income Funds	2.3%
Put Option Contracts Purchased	1.2%
Other	0.0%Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – U.S. Flexible Growth Fund | Class 2 | ASR7060_02_12_D01_(02/26) |

Variable Portfolio – U.S. Flexible Moderate Growth Fund

Class 1

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$29	0.28%

Management's Discussion of Fund Performance

The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative returns during the annual period.

Variable Portfolio – U.S. Flexible Moderate Growth Fund | Class 1 | ASR7061_01_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – U.S. Flexible Moderate Growth Fund Class 1 ($18,730)	Bloomberg U.S. Aggregate Bond Index ($11,608)	50% S&P 500® Index, 50% Bloomberg U.S. Aggregate Bond Index ($21,562)	S&P 500® Index ($38,120)
11/02/16	$10,000	$10,000	$10,000	$10,000
11/30/16	$10,130	$9,754	$10,131	$10,508
12/31/16	$10,210	$9,767	$10,238	$10,716
01/31/17	$10,350	$9,786	$10,345	$10,919
02/28/17	$10,650	$9,852	$10,585	$11,353
03/31/17	$10,640	$9,847	$10,589	$11,366
04/30/17	$10,740	$9,923	$10,684	$11,483
05/31/17	$10,880	$9,999	$10,800	$11,644
06/30/17	$10,910	$9,989	$10,829	$11,717
07/31/17	$11,060	$10,032	$10,963	$11,958
08/31/17	$11,120	$10,122	$11,029	$11,995
09/30/17	$11,240	$10,074	$11,117	$12,242
10/31/17	$11,400	$10,080	$11,250	$12,528
11/30/17	$11,650	$10,067	$11,415	$12,912
12/31/17	$11,760	$10,113	$11,505	$13,056
01/31/18	$12,180	$9,997	$11,768	$13,803
02/28/18	$11,840	$9,902	$11,495	$13,294
03/31/18	$11,690	$9,965	$11,386	$12,956
04/30/18	$11,650	$9,891	$11,365	$13,006
05/31/18	$11,830	$9,962	$11,543	$13,319
06/30/18	$11,840	$9,950	$11,571	$13,401
07/31/18	$12,050	$9,952	$11,788	$13,900
08/31/18	$12,290	$10,016	$12,018	$14,353
09/30/18	$12,270	$9,952	$12,013	$14,435
10/31/18	$11,700	$9,873	$11,555	$13,448
11/30/18	$11,850	$9,932	$11,708	$13,722
12/31/18	$11,380	$10,114	$11,287	$12,483
01/31/19	$11,880	$10,222	$11,799	$13,483
02/28/19	$12,050	$10,216	$11,985	$13,916
03/31/19	$12,240	$10,412	$12,216	$14,187
04/30/19	$12,520	$10,415	$12,465	$14,761
05/31/19	$12,150	$10,600	$12,180	$13,823
06/30/19	$12,670	$10,733	$12,685	$14,797
07/31/19	$12,770	$10,756	$12,790	$15,010
08/31/19	$12,780	$11,035	$12,855	$14,772
09/30/19	$12,830	$10,976	$12,941	$15,049
10/31/19	$12,930	$11,009	$13,101	$15,375
11/30/19	$13,190	$11,004	$13,335	$15,933
12/31/19	$13,410	$10,996	$13,532	$16,414
01/31/20	$13,470	$11,208	$13,659	$16,407
02/29/20	$12,970	$11,409	$13,220	$15,057
03/31/20	$12,160	$11,342	$12,365	$13,197
04/30/20	$12,740	$11,544	$13,267	$14,889
05/31/20	$12,980	$11,598	$13,614	$15,598
06/30/20	$13,160	$11,671	$13,792	$15,908
07/31/20	$13,450	$11,845	$14,284	$16,805
08/31/20	$13,570	$11,749	$14,740	$18,013
09/30/20	$13,380	$11,743	$14,456	$17,328
10/31/20	$13,260	$11,690	$14,231	$16,868
11/30/20	$13,880	$11,805	$15,080	$18,714
12/31/20	$14,180	$11,821	$15,380	$19,434
01/31/21	$14,100	$11,737	$15,247	$19,237
02/28/21	$14,220	$11,567	$15,347	$19,768
03/31/21	$14,360	$11,423	$15,588	$20,634
04/30/21	$14,800	$11,513	$16,065	$21,735
05/31/21	$14,870	$11,551	$16,147	$21,887
06/30/21	$15,100	$11,632	$16,393	$22,397
07/31/21	$15,350	$11,762	$16,679	$22,930
08/31/21	$15,620	$11,739	$16,917	$23,627
09/30/21	$15,080	$11,638	$16,450	$22,528
10/31/21	$15,640	$11,635	$17,024	$24,106
11/30/21	$15,540	$11,669	$16,990	$23,939
12/31/21	$15,840	$11,639	$17,349	$25,012
01/31/22	$15,170	$11,388	$16,714	$23,718
02/28/22	$14,890	$11,261	$16,370	$23,008
03/31/22	$14,750	$10,948	$16,447	$23,862
04/30/22	$13,860	$10,533	$15,417	$21,781
05/31/22	$13,900	$10,601	$15,481	$21,821
06/30/22	$13,300	$10,435	$14,721	$20,020
07/31/22	$13,950	$10,690	$15,579	$21,866
08/31/22	$13,490	$10,388	$15,042	$20,974
09/30/22	$12,620	$9,939	$14,024	$19,042
10/31/22	$12,860	$9,810	$14,501	$20,584
11/30/22	$13,440	$10,171	$15,173	$21,734
12/31/22	$13,090	$10,125	$14,701	$20,482
01/31/23	$13,670	$10,436	$15,389	$21,769
02/28/23	$13,270	$10,167	$15,003	$21,238
03/31/23	$13,620	$10,425	$15,469	$22,018
04/30/23	$13,740	$10,488	$15,636	$22,361
05/31/23	$13,660	$10,374	$15,585	$22,459
06/30/23	$14,130	$10,337	$16,072	$23,942
07/31/23	$14,440	$10,330	$16,325	$24,712
08/31/23	$14,210	$10,264	$16,143	$24,318
09/30/23	$13,640	$10,003	$15,553	$23,159
10/31/23	$13,390	$9,845	$15,267	$22,672
11/30/23	$14,330	$10,291	$16,309	$24,742
12/31/23	$14,960	$10,685	$16,992	$25,866
01/31/24	$15,090	$10,655	$17,111	$26,301
02/29/24	$15,520	$10,505	$17,447	$27,705
03/31/24	$15,930	$10,602	$17,809	$28,597
04/30/24	$15,360	$10,334	$17,220	$27,429
05/31/24	$15,930	$10,509	$17,793	$28,789
06/30/24	$16,310	$10,609	$18,196	$29,822
07/31/24	$16,550	$10,856	$18,520	$30,185
08/31/24	$16,790	$11,012	$18,877	$30,917
09/30/24	$17,060	$11,160	$19,205	$31,577
10/31/24	$16,750	$10,883	$18,880	$31,291
11/30/24	$17,420	$10,998	$19,534	$33,128
12/31/24	$16,970	$10,818	$19,141	$32,338
01/31/25	$17,320	$10,876	$19,459	$33,239
02/28/25	$17,270	$11,115	$19,546	$32,805
03/31/25	$16,710	$11,119	$18,999	$30,957
04/30/25	$16,600	$11,163	$18,972	$30,747
05/31/25	$16,970	$11,083	$19,501	$32,682
06/30/25	$17,510	$11,253	$20,147	$34,344
07/31/25	$17,680	$11,224	$20,346	$35,115
08/31/25	$17,970	$11,358	$20,674	$35,827
09/30/25	$18,400	$11,482	$21,164	$37,134
10/31/25	$18,670	$11,553	$21,478	$38,004
11/30/25	$18,730	$11,625	$21,571	$38,097
12/31/25	$18,730	$11,608	$21,562	$38,120
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Class 1Footnote Reference(a)	10.37	5.72	7.09
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	1.64
50% S&P 500® Index, 50% Bloomberg U.S. Aggregate Bond Index	12.64	6.99	8.75
S&P 500® Index	17.88	14.42	15.73
Footnote	Description
Footnote(a)	The returns shown for periods prior to February 20, 2019 (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of Class 2. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$2,071,610,752
Total number of portfolio holdings	50
Management services fees (represents 0.21% of Fund average net assets)	$4,261,649
Portfolio turnover for the reporting period	199%

Variable Portfolio – U.S. Flexible Moderate Growth Fund | Class 1 | ASR7061_01_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	14.1%
Interest Rate Risk	3.7%
Short
Equity Risk	29.4%

Asset Categories

Equity Funds	47.1%
Fixed Income Funds	25.5%
Money Market Funds	15.5%
Exchange-Traded Equity Funds	6.5%
Residential Mortgage-Backed Securities - Agency	4.9%
Exchange-Traded Fixed Income Funds	3.3%
Other	0.9%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – U.S. Flexible Moderate Growth Fund | Class 1 | ASR7061_01_12_D01_(02/26) |

Variable Portfolio – U.S. Flexible Moderate Growth Fund

Class 2

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$56	0.53%

Management's Discussion of Fund Performance

The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Tactical allocation | Tactical allocations, in the form of maintaining equity levels above static benchmark policy level weighting assignments, proved beneficial to the Fund’s relative performance during the annual period.

Underlying fund manager selection | Underlying fixed-income managers outperformed with varied performance across the fixed-income universe, benefiting the Fund’s relative performance.

Top Performance Detractors

Dynamic algorithm | The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the year with an overweight exposure to equities within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm shifted to recommend an underweight allocation to equities, versus static benchmark equity weights. This underweight positioning was applied to the Fund during a short span of the annual period, near April 2025, as levels of equity volatility were elevated. As equity volatility quickly subsided the algorithm recommended increased allocations to equities, however the snap-back in markets was swift enough to still result in a detraction effect from the algorithm during the period, weighing on the Fund’s relative performance.

Underlying fund manager selection | Underlying strategic fund managers focused on large and small cap domestic equities generally detracted from the Fund’s relative returns during the annual period.

Variable Portfolio – U.S. Flexible Moderate Growth Fund | Class 2 | ASR7061_02_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.

Growth of $10,000

	Variable Portfolio – U.S. Flexible Moderate Growth Fund Class 2 ($18,420)	Bloomberg U.S. Aggregate Bond Index ($11,608)	50% S&P 500® Index, 50% Bloomberg U.S. Aggregate Bond Index ($21,562)	S&P 500® Index ($38,120)
11/02/16	$10,000	$10,000	$10,000	$10,000
11/30/16	$10,130	$9,754	$10,131	$10,508
12/31/16	$10,210	$9,767	$10,238	$10,716
01/31/17	$10,350	$9,786	$10,345	$10,919
02/28/17	$10,650	$9,852	$10,585	$11,353
03/31/17	$10,640	$9,847	$10,589	$11,366
04/30/17	$10,740	$9,923	$10,684	$11,483
05/31/17	$10,880	$9,999	$10,800	$11,644
06/30/17	$10,910	$9,989	$10,829	$11,717
07/31/17	$11,060	$10,032	$10,963	$11,958
08/31/17	$11,120	$10,122	$11,029	$11,995
09/30/17	$11,240	$10,074	$11,117	$12,242
10/31/17	$11,400	$10,080	$11,250	$12,528
11/30/17	$11,650	$10,067	$11,415	$12,912
12/31/17	$11,760	$10,113	$11,505	$13,056
01/31/18	$12,180	$9,997	$11,768	$13,803
02/28/18	$11,840	$9,902	$11,495	$13,294
03/31/18	$11,690	$9,965	$11,386	$12,956
04/30/18	$11,650	$9,891	$11,365	$13,006
05/31/18	$11,830	$9,962	$11,543	$13,319
06/30/18	$11,840	$9,950	$11,571	$13,401
07/31/18	$12,050	$9,952	$11,788	$13,900
08/31/18	$12,290	$10,016	$12,018	$14,353
09/30/18	$12,270	$9,952	$12,013	$14,435
10/31/18	$11,700	$9,873	$11,555	$13,448
11/30/18	$11,850	$9,932	$11,708	$13,722
12/31/18	$11,380	$10,114	$11,287	$12,483
01/31/19	$11,880	$10,222	$11,799	$13,483
02/28/19	$12,050	$10,216	$11,985	$13,916
03/31/19	$12,240	$10,412	$12,216	$14,187
04/30/19	$12,520	$10,415	$12,465	$14,761
05/31/19	$12,150	$10,600	$12,180	$13,823
06/30/19	$12,660	$10,733	$12,685	$14,797
07/31/19	$12,760	$10,756	$12,790	$15,010
08/31/19	$12,760	$11,035	$12,855	$14,772
09/30/19	$12,820	$10,976	$12,941	$15,049
10/31/19	$12,920	$11,009	$13,101	$15,375
11/30/19	$13,180	$11,004	$13,335	$15,933
12/31/19	$13,380	$10,996	$13,532	$16,414
01/31/20	$13,440	$11,208	$13,659	$16,407
02/29/20	$12,950	$11,409	$13,220	$15,057
03/31/20	$12,130	$11,342	$12,365	$13,197
04/30/20	$12,710	$11,544	$13,267	$14,889
05/31/20	$12,950	$11,598	$13,614	$15,598
06/30/20	$13,120	$11,671	$13,792	$15,908
07/31/20	$13,410	$11,845	$14,284	$16,805
08/31/20	$13,530	$11,749	$14,740	$18,013
09/30/20	$13,330	$11,743	$14,456	$17,328
10/31/20	$13,210	$11,690	$14,231	$16,868
11/30/20	$13,830	$11,805	$15,080	$18,714
12/31/20	$14,120	$11,821	$15,380	$19,434
01/31/21	$14,040	$11,737	$15,247	$19,237
02/28/21	$14,150	$11,567	$15,347	$19,768
03/31/21	$14,290	$11,423	$15,588	$20,634
04/30/21	$14,730	$11,513	$16,065	$21,735
05/31/21	$14,790	$11,551	$16,147	$21,887
06/30/21	$15,020	$11,632	$16,393	$22,397
07/31/21	$15,260	$11,762	$16,679	$22,930
08/31/21	$15,530	$11,739	$16,917	$23,627
09/30/21	$14,990	$11,638	$16,450	$22,528
10/31/21	$15,540	$11,635	$17,024	$24,106
11/30/21	$15,440	$11,669	$16,990	$23,939
12/31/21	$15,740	$11,639	$17,349	$25,012
01/31/22	$15,070	$11,388	$16,714	$23,718
02/28/22	$14,780	$11,261	$16,370	$23,008
03/31/22	$14,650	$10,948	$16,447	$23,862
04/30/22	$13,760	$10,533	$15,417	$21,781
05/31/22	$13,800	$10,601	$15,481	$21,821
06/30/22	$13,200	$10,435	$14,721	$20,020
07/31/22	$13,840	$10,690	$15,579	$21,866
08/31/22	$13,370	$10,388	$15,042	$20,974
09/30/22	$12,510	$9,939	$14,024	$19,042
10/31/22	$12,740	$9,810	$14,501	$20,584
11/30/22	$13,320	$10,171	$15,173	$21,734
12/31/22	$12,980	$10,125	$14,701	$20,482
01/31/23	$13,540	$10,436	$15,389	$21,769
02/28/23	$13,150	$10,167	$15,003	$21,238
03/31/23	$13,490	$10,425	$15,469	$22,018
04/30/23	$13,610	$10,488	$15,636	$22,361
05/31/23	$13,520	$10,374	$15,585	$22,459
06/30/23	$13,990	$10,337	$16,072	$23,942
07/31/23	$14,280	$10,330	$16,325	$24,712
08/31/23	$14,050	$10,264	$16,143	$24,318
09/30/23	$13,490	$10,003	$15,553	$23,159
10/31/23	$13,240	$9,845	$15,267	$22,672
11/30/23	$14,170	$10,291	$16,309	$24,742
12/31/23	$14,780	$10,685	$16,992	$25,866
01/31/24	$14,910	$10,655	$17,111	$26,301
02/29/24	$15,330	$10,505	$17,447	$27,705
03/31/24	$15,740	$10,602	$17,809	$28,597
04/30/24	$15,170	$10,334	$17,220	$27,429
05/31/24	$15,730	$10,509	$17,793	$28,789
06/30/24	$16,100	$10,609	$18,196	$29,822
07/31/24	$16,330	$10,856	$18,520	$30,185
08/31/24	$16,560	$11,012	$18,877	$30,917
09/30/24	$16,840	$11,160	$19,205	$31,577
10/31/24	$16,530	$10,883	$18,880	$31,291
11/30/24	$17,180	$10,998	$19,534	$33,128
12/31/24	$16,730	$10,818	$19,141	$32,338
01/31/25	$17,070	$10,876	$19,459	$33,239
02/28/25	$17,020	$11,115	$19,546	$32,805
03/31/25	$16,470	$11,119	$18,999	$30,957
04/30/25	$16,350	$11,163	$18,972	$30,747
05/31/25	$16,710	$11,083	$19,501	$32,682
06/30/25	$17,240	$11,253	$20,147	$34,344
07/31/25	$17,410	$11,224	$20,346	$35,115
08/31/25	$17,690	$11,358	$20,674	$35,827
09/30/25	$18,110	$11,482	$21,164	$37,134
10/31/25	$18,370	$11,553	$21,478	$38,004
11/30/25	$18,420	$11,625	$21,571	$38,097
12/31/25	$18,420	$11,608	$21,562	$38,120
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Class 2	10.10	5.46	6.89
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	1.64
50% S&P 500® Index, 50% Bloomberg U.S. Aggregate Bond Index	12.64	6.99	8.75
S&P 500® Index	17.88	14.42	15.73

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$2,071,610,752
Total number of portfolio holdings	50
Management services fees (represents 0.21% of Fund average net assets)	$4,261,649
Portfolio turnover for the reporting period	199%

Variable Portfolio – U.S. Flexible Moderate Growth Fund | Class 2 | ASR7061_02_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Derivative Exposure

Long
Equity Risk	14.1%
Interest Rate Risk	3.7%
Short
Equity Risk	29.4%

Asset Categories

Equity Funds	47.1%
Fixed Income Funds	25.5%
Money Market Funds	15.5%
Exchange-Traded Equity Funds	6.5%
Residential Mortgage-Backed Securities - Agency	4.9%
Exchange-Traded Fixed Income Funds	3.3%
Other	0.9%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – U.S. Flexible Moderate Growth Fund | Class 2 | ASR7061_02_12_D01_(02/26) |

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant’s investment advisor ($)
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Audit fees (a)	453,962	440,927	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	225,000	201,372	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	474,000	581,000

(a) Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c) Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d) All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Variable Portfolio – Small Company Growth Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Variable Portfolio – Small Company Growth Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.3%
Issuer	Shares	Value ($)
Communication Services 3.3%
Diversified Telecommunication Services 0.5%
Globalstar, Inc.(a)	18,730	1,143,279
Entertainment 2.6%
IMAX Corp.(a)	74,741	2,762,427
Madison Square Garden Entertainment Corp.(a)	22,823	1,229,931
Sphere Entertainment Co.(a)	20,669	1,965,209
Total		5,957,567
Media 0.2%
MNTN, Inc.(a)	46,626	556,715
Total Communication Services		7,657,561
Consumer Discretionary 11.9%
Broadline Retail 1.7%
Ollie’s Bargain Outlet Holdings, Inc.(a)	36,574	4,008,876
Hotels, Restaurants & Leisure 7.6%
Black Rock Coffee Bar, Inc., Class A(a)	35,550	790,987
Brinker International, Inc.(a)	26,048	3,738,409
Churchill Downs, Inc.	13,929	1,584,841
Dutch Bros, Inc., Class A(a)	46,581	2,851,689
Kura Sushi USA, Inc., Class A(a)	19,387	1,014,522
Red Rock Resorts, Inc., Class A	18,840	1,167,138
Rush Street Interactive, Inc.(a)	229,444	4,458,097
Sportradar Group AG, Class A(a)	87,118	2,070,795
Total		17,676,478
Specialty Retail 1.9%
Boot Barn Holdings, Inc.(a)	9,370	1,653,524
Floor & Decor Holdings, Inc., Class A(a)	18,914	1,151,674
Lithia Motors, Inc., Class A	4,874	1,619,776
Total		4,424,974
Textiles, Apparel & Luxury Goods 0.7%
Capri Holdings Ltd.(a)	64,900	1,583,560
Total Consumer Discretionary		27,693,888
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 6.5%
Beverages 4.9%
Celsius Holdings, Inc.(a)	143,368	6,557,652
Primo Brands Corp., Class A	72,687	1,188,433
Vita Coco Co., Inc. (The)(a)	69,327	3,675,024
Total		11,421,109
Consumer Staples Distribution & Retail 1.6%
Casey’s General Stores, Inc.	3,350	1,851,578
Sprouts Farmers Market, Inc.(a)	21,083	1,679,683
Total		3,531,261
Total Consumer Staples		14,952,370
Energy 2.8%
Energy Equipment & Services 0.8%
WaterBridge Infrastructure LLC, Class A(a)	88,521	1,771,305
Oil, Gas & Consumable Fuels 2.0%
Antero Resources Corp.(a)	83,508	2,877,686
Centrus Energy Corp. Class A(a)	3,042	738,476
Lightbridge Corp.(a)	43,492	549,739
Uranium Energy Corp.(a)	52,572	614,041
Total		4,779,942
Total Energy		6,551,247
Financials 6.1%
Banks 2.3%
Axos Financial, Inc.(a)	26,383	2,273,160
Bancorp, Inc. (The)(a)	44,885	3,030,635
Total		5,303,795
Capital Markets 3.8%
Hamilton Lane, Inc., Class A	9,402	1,262,783
Houlihan Lokey, Inc., Class A	6,574	1,145,125
Moelis & Co., ADR, Class A	46,235	3,178,194
Perella Weinberg Partners	101,755	1,760,361
StepStone Group, Inc., Class A	24,512	1,572,935
Total		8,919,398
Total Financials		14,223,193
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 20.3%
Biotechnology 4.9%
BridgeBio Pharma, Inc.(a)	24,935	1,907,278
Caris Life Sciences, Inc.(a)	99,473	2,683,782
Insmed, Inc.(a)	10,121	1,761,459
Mirum Pharmaceuticals, Inc.(a)	5,402	426,704
Nuvalent, Inc., Class A(a)	20,855	2,097,804
Revolution Medicines, Inc.(a)	20,865	1,661,897
Rhythm Pharmaceuticals, Inc.(a)	7,806	835,554
Total		11,374,478
Health Care Equipment & Supplies 4.7%
Glaukos Corp.(a)	45,946	5,187,763
ICU Medical, Inc.(a)	39,869	5,688,110
Total		10,875,873
Health Care Providers & Services 3.9%
Chemed Corp.	7,053	3,017,697
GeneDx Holdings Corp.(a)	4,303	559,648
Guardant Health, Inc.(a)	23,230	2,372,712
RadNet, Inc.(a)	44,628	3,184,208
Total		9,134,265
Life Sciences Tools & Services 5.2%
Adaptive Biotechnologies Corp.(a)	69,804	1,133,617
Bio-Techne Corp.	36,593	2,152,034
Charles River Laboratories International, Inc.(a)	19,087	3,807,475
DNA Script(a),(b),(c),(d)	1,585	124,800
Personalis, Inc.(a)	176,211	1,402,640
Quanterix Corp.(a)	51,466	327,324
Repligen Corp.(a)	18,797	3,080,076
Total		12,027,966
Pharmaceuticals 1.6%
Axsome Therapeutics, Inc.(a)	6,205	1,133,281
Crinetics Pharmaceuticals, Inc.(a)	19,946	928,486
Terns Pharmaceuticals, Inc.(a)	42,376	1,711,991
Total		3,773,758
Total Health Care		47,186,340
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 29.4%
Aerospace & Defense 9.3%
Aerovironment, Inc.(a)	5,462	1,321,203
Beta Technologies, Inc., Class A(a)	16,394	462,475
Carpenter Technology Corp.	21,943	6,908,534
Karman Holdings, Inc.(a)	22,041	1,612,740
Kratos Defense & Security Solutions, Inc.(a)	49,768	3,777,889
Mercury Systems, Inc.(a)	58,341	4,259,476
Red Cat Holdings, Inc.(a)	96,864	768,132
VSE Corp.	14,539	2,511,903
Total		21,622,352
Building Products 2.5%
AAON, Inc.	62,171	4,740,539
Simpson Manufacturing Co., Inc.	6,714	1,084,110
Total		5,824,649
Electrical Equipment 2.3%
Babcock & Wilcox Enterprises, Inc.(a)	166,797	1,057,493
Bloom Energy Corp., Class A(a)	50,373	4,376,910
Total		5,434,403
Ground Transportation 3.9%
Lyft, Inc., Class A(a)	103,134	1,997,705
Ryder System, Inc.	8,022	1,535,331
Saia, Inc.(a)	8,523	2,782,930
XPO, Inc.(a)	19,320	2,625,781
Total		8,941,747
Machinery 2.9%
RBC Bearings, Inc.(a)	15,175	6,804,925
Passenger Airlines 2.4%
Alaska Air Group, Inc.(a)	73,335	3,688,750
Sun Country Airlines Holdings, Inc.(a)	127,522	1,835,042
Total		5,523,792
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Columbia Variable Portfolio – Small Company Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 6.1%
Applied Industrial Technologies, Inc.	4,482	1,150,843
Herc Holdings Inc	12,801	1,899,412
SiteOne Landscape Supply, Inc.(a)	29,133	3,628,807
WESCO International, Inc.	17,283	4,228,113
Xometry, Inc., Class A(a)	55,238	3,285,004
Total		14,192,179
Total Industrials		68,344,047
Information Technology 16.4%
Communications Equipment 3.8%
InterDigital, Inc.	14,578	4,641,344
Lumentum Holdings, Inc.(a)	11,554	4,258,689
Total		8,900,033
Electronic Equipment, Instruments & Components 1.4%
Coherent Corp.(a)	16,790	3,098,930
Semiconductors & Semiconductor Equipment 6.3%
Credo Technology Group Holding Ltd.(a)	27,940	4,020,287
Impinj, Inc.(a)	21,346	3,714,417
Semtech Corp.(a)	52,847	3,894,295
SiTime Corp.(a)	8,656	3,057,213
Total		14,686,212
Software 4.9%
ACI Worldwide, Inc.(a)	36,990	1,768,492
Hut 8 Corp.(a)	96,483	4,432,429
Klaviyo, Inc.(a)	35,480	1,152,036
Procore Technologies, Inc.(a)	12,679	922,270
Unity Software, Inc.(a)	67,224	2,969,284
Total		11,244,511
Total Information Technology		37,929,686
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.6%
Independent Power and Renewable Electricity Producers 0.6%
Hallador Energy Co.(a)	72,636	1,382,989
Total Utilities		1,382,989
Total Common Stocks (Cost $197,910,857)		225,921,321

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(e),(f)	6,592,988	6,591,010
Total Money Market Funds (Cost $6,591,010)		6,591,010
Total Investments in Securities (Cost: $204,501,867)		232,512,331
Other Assets & Liabilities, Net		(249,304)
Net Assets		232,263,027
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2025, the total value of these securities amounted to $124,800, which represents 0.05% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2025, the total market value of these securities amounted to $124,800, which represents 0.05% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
DNA Script	10/01/2021	1,585	1,382,080	124,800

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2025.
(f)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	3,207,951	151,108,786	(147,725,926)	199	6,591,010	655	220,055	6,592,988
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Columbia Variable Portfolio – Small Company Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	7,657,561	—	—	7,657,561
Consumer Discretionary	27,693,888	—	—	27,693,888
Consumer Staples	14,952,370	—	—	14,952,370
Energy	6,551,247	—	—	6,551,247
Financials	14,223,193	—	—	14,223,193
Health Care	47,061,540	—	124,800	47,186,340
Industrials	68,344,047	—	—	68,344,047
Information Technology	37,929,686	—	—	37,929,686
Utilities	1,382,989	—	—	1,382,989
Total Common Stocks	225,796,521	—	124,800	225,921,321
Money Market Funds	6,591,010	—	—	6,591,010
Total Investments in Securities	232,387,531	—	124,800	232,512,331
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
7

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $197,910,857)	$225,921,321
Affiliated issuers (cost $6,591,010)	6,591,010
Receivable for:
Investments sold	266,311
Dividends	27,682
Expense reimbursement due from Investment Manager	523
Prepaid expenses	2,936
Deferred compensation of board members	100,391
Total assets	232,910,174
Liabilities
Payable for:
Investments purchased	242,292
Capital shares redeemed	214,898
Management services fees	5,592
Distribution and/or service fees	1
Service fees	9,119
Compensation of chief compliance officer	39
Compensation of board members	545
Other expenses	23,949
Deferred compensation of board members	150,712
Total liabilities	647,147
Net assets applicable to outstanding capital stock	$232,263,027
Represented by
Paid in capital	161,311,807
Total distributable earnings (loss)	70,951,220
Total - representing net assets applicable to outstanding capital stock	$232,263,027
Class 1
Net assets	$232,088,342
Shares outstanding	15,497,464
Net asset value per share	$14.98
Class 2
Net assets	$174,685
Shares outstanding	13,551
Net asset value per share	$12.89
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Small Company Growth Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$402,195
Dividends — affiliated issuers	220,055
Interfund lending	163
Total income	622,413
Expenses:
Management services fees	2,007,764
Distribution and/or service fees
Class 2	472
Service fees	44,322
Custodian fees	14,891
Printing and postage fees	11,316
Accounting services fees	32,423
Legal fees	21,228
Compensation of chief compliance officer	34
Compensation of board members	13,479
Deferred compensation of board members	6,153
Other	8,862
Total expenses	2,160,944
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(174,206)
Total net expenses	1,986,738
Net investment loss	(1,364,325)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	46,339,677
Investments — affiliated issuers	655
Net realized gain	46,340,332
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,147,833
Investments — affiliated issuers	199
Net change in unrealized appreciation (depreciation)	1,148,032
Net realized and unrealized gain	47,488,364
Net increase in net assets resulting from operations	$46,124,039
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
9

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment loss	$(1,364,325)	$(1,518,122)
Net realized gain	46,340,332	71,898,595
Net change in unrealized appreciation (depreciation)	1,148,032	(2,776,124)
Net increase in net assets resulting from operations	46,124,039	67,604,349
Distributions to shareholders
Net investment income and net realized gains
Class 1	(30,998,990)	(6,686,642)
Class 2	(29,337)	(4,265)
Total distributions to shareholders	(31,028,327)	(6,690,907)
Decrease in net assets from capital stock activity	(24,397,092)	(132,427,279)
Total decrease in net assets	(9,301,380)	(71,513,837)
Net assets at beginning of year	241,564,407	313,078,244
Net assets at end of year	$232,263,027	$241,564,407

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	734,031	10,711,394	177,093	2,383,380
Distributions reinvested	2,360,928	30,998,990	511,211	6,686,642
Shares redeemed	(4,676,219)	(66,078,176)	(10,478,404)	(141,497,399)
Net decrease	(1,581,260)	(24,367,792)	(9,790,100)	(132,427,377)
Class 2
Distributions reinvested	2,594	29,337	371	4,265
Shares redeemed	(4,605)	(58,637)	(363)	(4,167)
Net increase (decrease)	(2,011)	(29,300)	8	98
Total net decrease	(1,583,271)	(24,397,092)	(9,790,092)	(132,427,279)
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Small Company Growth Fund  | 2025
11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2025	$14.13	(0.08)	2.87	2.79	—	(1.94)	(1.94)
Year Ended 12/31/2024	$11.65	(0.07)	2.85	2.78	(0.30)	—	(0.30)
Year Ended 12/31/2023	$9.20	(0.01)	2.46	2.45	—	—	—
Year Ended 12/31/2022	$24.39	(0.08)	(8.20)	(8.28)	—	(6.91)	(6.91)
Year Ended 12/31/2021	$29.97	(0.22)	(0.18)(c)	(0.40)	—	(5.18)	(5.18)
Class 2
Year Ended 12/31/2025	$12.42	(0.10)	2.48	2.38	—	(1.91)	(1.91)
Year Ended 12/31/2024	$10.27	(0.09)	2.52	2.43	(0.28)	—	(0.28)
Year Ended 12/31/2023	$8.13	(0.04)	2.18	2.14	—	—	—
Year Ended 12/31/2022	$22.67	(0.14)	(7.56)	(7.70)	—	(6.84)	(6.84)
Year Ended 12/31/2021	$28.21	(0.29)	(0.13)(c)	(0.42)	—	(5.12)	(5.12)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)
Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio. For a new share class, the difference may be due to the timing of the commencement of operations for the share class.

The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Small Company Growth Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$14.98	21.69%	0.94%	0.86%	(0.59% )	132%	$232,088
Year Ended 12/31/2024	$14.13	24.11%	0.92%	0.85%	(0.51% )	129%	$241,371
Year Ended 12/31/2023	$11.65	26.63%	0.92%	0.86%	(0.14% )	152%	$312,919
Year Ended 12/31/2022	$9.20	(35.77% )	0.92%	0.88%	(0.61% )	76%	$254,385
Year Ended 12/31/2021	$24.39	(2.90% )	0.91%	0.90%	(0.76% )	61%	$403,066
Class 2
Year Ended 12/31/2025	$12.89	21.29%	1.19%	1.11%	(0.84% )	132%	$175
Year Ended 12/31/2024	$12.42	23.86%	1.17%	1.10%	(0.75% )	129%	$193
Year Ended 12/31/2023	$10.27	26.32%	1.17%	1.11%	(0.39% )	152%	$160
Year Ended 12/31/2022	$8.13	(35.96% )	1.15%	1.13%	(0.93% )	76%	$129
Year Ended 12/31/2021	$22.67	(3.13% )	1.15%	1.15%	(1.01% )	61%	$801
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
13

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Columbia Variable Portfolio – Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and
14
Columbia Variable Portfolio – Small Company Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
15

Notes to Financial Statements (continued)
December 31, 2025
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2025 was 0.87% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
16
Columbia Variable Portfolio – Small Company Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2025 through April 30, 2026 (%)	Voluntary expense cap May 1, 2025 through June 30, 2025 (%)	Contractual expense cap prior to May 1, 2025 (%)
Class 1	0.87	0.85	0.85
Class 2	1.12	1.10	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
17

Notes to Financial Statements (continued)
December 31, 2025
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, passive foreign investment company (pfic) holdings, net operating loss reclassification and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(4,241,369)	4,241,369	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2025			Year Ended December 31, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
13,962,222	17,066,105	31,028,327	6,690,907	—	6,690,907
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
27,042,348	18,820,767	—	25,236,649
At December 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
207,275,682	35,090,111	(9,853,462)	25,236,649
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $297,921,906 and $358,091,790, respectively, for the year ended December 31, 2025. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
18
Columbia Variable Portfolio – Small Company Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2025 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,200,000	4.89	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2025.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
19

Notes to Financial Statements (continued)
December 31, 2025
Note 9. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 84.1% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse
20
Columbia Variable Portfolio – Small Company Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Company Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Company Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, issuer of a privately offered security and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 23, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
22
Columbia Variable Portfolio – Small Company Growth Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2025.
Dividends received deduction	Capital gain dividend
3.26%	$19,808,990
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Variable Portfolio – Small Company Growth Fund  | 2025
23

Columbia Variable Portfolio – Small Company Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7025_12_E01_(02/26)

Columbia Variable Portfolio – Small Cap Value Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Variable Portfolio – Small Cap Value Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 2.2%
Diversified Telecommunication Services 0.2%
Bandwidth, Inc., Class A(a)	49,760	768,792
Entertainment 0.3%
Gaia, Inc.(a)	142,133	515,943
Playstudios, Inc.(a)	494,287	322,028
Vivid Seats, Inc., Class A(a)	44,405	320,160
Total		1,158,131
Interactive Media & Services 0.5%
Webtoon Entertainment, Inc.(a)	145,386	1,894,380
Media 1.2%
Cable One, Inc.	7,384	833,284
Criteo SA, ADR(a)	81,210	1,673,738
DoubleVerify Holdings, Inc.(a)	162,940	1,864,034
Ibotta, Inc.(a)	29,576	672,262
Total		5,043,318
Total Communication Services		8,864,621
Consumer Discretionary 13.2%
Automobile Components 1.5%
Fox Factory Holding Corp.(a)	60,810	1,040,459
Gentherm, Inc.(a)	57,173	2,079,382
Visteon Corp.	33,285	3,165,404
Total		6,285,245
Automobiles 0.4%
Winnebago Industries, Inc.	43,640	1,768,293
Broadline Retail 0.4%
Savers Value Village, Inc.(a)	161,790	1,511,119
Distributors 0.4%
Educational Development Corp.(a)	73,074	96,458
Gold.com, Inc.	41,760	1,421,928
Total		1,518,386
Diversified Consumer Services 0.5%
American Public Education, Inc.(a)	23,258	879,152
Kindercare Learning Cos, Inc.(a)	308,693	1,333,554
Total		2,212,706
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 4.2%
Beazer Homes USA, Inc.(a)	47,150	955,730
Cavco Industries, Inc.(a)	3,218	1,901,001
Century Communities, Inc.	43,881	2,604,337
Ethan Allen Interiors, Inc.	34,638	791,132
Hamilton Beach Brands Holding Co.	71,837	1,181,719
Helen of Troy Ltd.(a)	104,510	2,220,837
Hooker Furnishings Corp.	65,826	743,176
Legacy Housing Corp.(a)	63,794	1,245,259
Lifetime Brands, Inc.	140,087	553,344
Meritage Homes Corp.	71,870	4,729,046
Universal Electronics, Inc.(a)	133,441	481,722
Total		17,407,303
Leisure Products 1.6%
Malibu Boats, Inc., Class A(a)	48,145	1,358,171
Polaris, Inc.	52,473	3,318,917
YETI Holdings, Inc.(a)	40,694	1,797,454
Total		6,474,542
Specialty Retail 2.5%
Advance Auto Parts, Inc.	60,055	2,360,161
America’s Car-Mart, Inc.(a)	27,640	698,186
Brilliant Earth Group, Inc., Class A	123,228	215,649
Designer Brands, Inc.	199,167	1,479,811
National Vision Holdings, Inc.(a)	118,453	3,058,456
OneWater Marine, Inc., Class A(a)	27,394	296,403
Stitch Fix, Inc., Class A(a)	192,887	1,012,657
Zumiez, Inc.(a)	41,410	1,078,731
Total		10,200,054
Textiles, Apparel & Luxury Goods 1.7%
Carter’s, Inc.	55,450	1,798,243
Culp, Inc.(a)	141,244	502,829
Fossil Group, Inc.(a)	230,133	865,300
Movado Group, Inc.	83,479	1,721,337
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Oxford Industries, Inc.	24,370	833,454
Steven Madden Ltd.	27,505	1,145,308
Total		6,866,471
Total Consumer Discretionary		54,244,119
Consumer Staples 3.5%
Beverages 0.8%
Boston Beer Co., Inc. (The), Class A(a)	8,351	1,629,531
MGP Ingredients, Inc.	75,676	1,838,927
Total		3,468,458
Consumer Staples Distribution & Retail 1.1%
Andersons, Inc. (The)	52,967	2,816,255
Grocery Outlet Holding Corp.(a)	160,590	1,621,959
Total		4,438,214
Food Products 1.4%
Dole PLC	149,890	2,246,851
John B. Sanfilippo & Son, Inc.	18,290	1,291,274
Simply Good Foods Co. (The)(a)	102,940	2,067,035
Total		5,605,160
Personal Care Products 0.2%
Edgewell Personal Care Co.	28,666	488,755
Honest Co., Inc. (The)(a)	214,881	554,393
Total		1,043,148
Total Consumer Staples		14,554,980
Energy 6.6%
Energy Equipment & Services 2.3%
Atlas Energy Solutions, Inc.	156,500	1,474,230
DMC Global Inc(a)	112,933	755,522
Natural Gas Services Group, Inc.	78,104	2,628,199
Pason Systems, Inc.	137,039	1,197,113
ProPetro Holding Corp.(a)	117,872	1,120,963
Tetra Technologies, Inc.(a)	225,468	2,112,635
Total		9,288,662
Oil, Gas & Consumable Fuels 4.3%
Ardmore Shipping Corp.	85,650	907,033
Delek U.S. Holdings, Inc.	81,010	2,402,757
Green Plains, Inc.(a)	118,970	1,165,906
Infinity Natural Resources, Inc., Class A(a)	71,920	1,059,382
Kinetik Holdings, Inc.	72,497	2,613,517
Common Stocks (continued)
Issuer	Shares	Value ($)
PBF Energy, Inc., Class A	95,030	2,577,214
Ring Energy, Inc.(a)	769,062	669,084
Scorpio Tankers, Inc.	59,880	3,043,700
Talos Energy, Inc.(a)	219,106	2,414,548
W&T Offshore, Inc.	476,586	776,835
Total		17,629,976
Total Energy		26,918,638
Financials 19.2%
Banks 7.3%
Banc of California, Inc.	186,660	3,600,671
Bank of Marin Bancorp	53,196	1,383,628
BankUnited, Inc.	86,152	3,839,795
Central Pacific Financial Corp.	38,799	1,208,977
CNB Financial Corp.	52,240	1,367,121
First Community Corp.	30,471	903,465
First Foundation, Inc.(a)	166,974	1,028,560
FirstSun Capital Bancorp(a)	20,852	784,765
Hilltop Holdings, Inc.	77,020	2,614,059
MVB Financial Corp.	35,891	927,065
Northrim BanCorp, Inc.	39,620	1,054,288
Provident Financial Holdings, Inc.	46,761	743,967
Riverview Bancorp, Inc.	143,520	720,470
Shore Bancshares, Inc.	55,870	987,782
Southern First Bancshares, Inc.(a)	41,236	2,124,479
Towne Bank	71,017	2,369,837
WaFd, Inc.	96,973	3,106,045
Western New England Bancorp, Inc.	111,733	1,410,070
Total		30,175,044
Capital Markets 0.6%
StoneX Group, Inc.(a)	26,079	2,480,895
Financial Services 6.6%
Alerus Financial Corp.	58,195	1,310,551
Banco Latinoamericano de Comercio Exterior SA, Class E	45,781	2,041,833
Essent Group Ltd.	71,253	4,632,157
Euronet Worldwide, Inc.(a)	37,918	2,885,939
EVERTEC, Inc.	74,936	2,179,888
Flywire Corp.(a)	162,860	2,306,098
Pagseguro Digital Ltd., Class A	177,240	1,708,594
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Payoneer Global, Inc.(a)	391,737	2,201,562
PennyMac Financial Services, Inc.	29,440	3,881,369
Security National Financial Corp., Class A(a)	100,584	906,262
Western Union Co. (The)	308,860	2,875,487
Total		26,929,740
Insurance 2.6%
F&G Annuities & Life, Inc.	104,119	3,212,071
Global Indemnity Group LLC	55,321	1,571,117
Greenlight Capital Re Ltd., Class A(a)	98,773	1,440,110
Horace Mann Educators Corp.	52,214	2,411,243
Neptune Insurance Holdings, Inc., Class A(a)	63,825	1,861,137
Total		10,495,678
Mortgage Real Estate Investment Trusts (REITS) 2.1%
ARMOUR Residential REIT, Inc.	162,780	2,879,578
Dynex Capital, Inc.	169,870	2,379,879
Orchid Island Capital, Inc.	168,370	1,212,264
Two Harbors Investment Corp.	202,030	2,121,315
Total		8,593,036
Total Financials		78,674,393
Health Care 9.1%
Biotechnology 1.1%
Annexon, Inc.(a)	296,821	1,490,041
Apellis Pharmaceuticals, Inc.(a)	88,458	2,222,065
Atossa Therapeutics, Inc.(a)	581,355	343,000
Compass Pathways PLC, ADR(a)	85,850	592,365
Total		4,647,471
Health Care Equipment & Supplies 2.1%
Avanos Medical, Inc.(a)	74,610	837,870
Embecta Corp.	90,413	1,074,106
Inogen, Inc.(a)	123,430	829,450
Neogen Corp.(a)	354,550	2,478,305
Teleflex, Inc.	28,900	3,526,956
Total		8,746,687
Health Care Providers & Services 3.0%
Acadia Healthcare Co., Inc.(a)	83,780	1,188,838
Ardent Health, Inc.(a)	162,664	1,436,323
Astrana Health, Inc.(a)	48,490	1,203,037
Enhabit, Inc.(a)	132,200	1,218,884
Common Stocks (continued)
Issuer	Shares	Value ($)
Fulgent Genetics, Inc.(a)	75,852	1,992,632
PACS Group, Inc.(a)	111,001	4,261,328
Viemed Healthcare, Inc.(a)	108,420	805,561
Total		12,106,603
Health Care Technology 1.0%
Certara, Inc.(a)	180,590	1,590,998
Teladoc Health, Inc.(a)	228,080	1,596,560
TruBridge, Inc.(a)	44,565	983,549
Total		4,171,107
Life Sciences Tools & Services 1.6%
Azenta, Inc.(a)	62,770	2,087,730
Bruker Corp.	58,110	2,737,562
Codexis, Inc.(a)	509,760	830,909
Quanterix Corp.(a)	124,315	790,644
Total		6,446,845
Pharmaceuticals 0.3%
ANI Pharmaceuticals, Inc.(a)	17,089	1,349,006
Total Health Care		37,467,719
Industrials 17.6%
Aerospace & Defense 1.6%
Astronics Corp.(a)	36,220	1,964,573
Moog, Inc., Class A	17,868	4,351,751
Total		6,316,324
Air Freight & Logistics 0.3%
Radiant Logistics, Inc.(a)	205,721	1,302,214
Building Products 0.9%
UFP Industries, Inc.	42,156	3,838,304
Commercial Services & Supplies 1.3%
ACCO Brands Corp.	171,620	640,143
Healthcare Services Group, Inc.(a)	111,550	2,132,836
HNI Corp.	57,173	2,403,553
Total		5,176,532
Electrical Equipment 1.2%
GrafTech International Ltd.(a)	53,089	823,410
Shoals Technologies Group, Inc., Class A(a)	240,670	2,045,695
Thermon(a)	53,662	1,994,080
Total		4,863,185
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Ground Transportation 2.9%
ArcBest Corp.	35,760	2,653,034
Heartland Express, Inc.	120,574	1,088,783
Knight-Swift Transportation Holdings, Inc.	78,130	4,084,637
Marten Transport Ltd.	128,950	1,467,451
Werner Enterprises, Inc.	88,130	2,644,781
Total		11,938,686
Machinery 4.7%
Energy Recovery, Inc.(a)	70,917	956,670
Gates Industrial Corp. PLC(a)	165,330	3,549,635
Greenbrier Companies, Inc. (The)	53,306	2,491,523
Hurco Companies, Inc.(a)	41,667	643,755
JBT Marel Corp.	35,230	5,308,104
Mayville Engineering Co., Inc.(a)	53,100	994,032
Nano Dimension Ltd., ADR(a)	738,571	1,137,399
Omega Flex, Inc.	30,705	903,955
Taylor Devices, Inc.(a)	15,670	916,068
Twin Disc, Inc.	65,438	1,091,506
Wabash National Corp.	128,250	1,109,363
Total		19,102,010
Marine Transportation 1.9%
Costamare Bulkers Holdings Ltd.(a)	57,234	881,976
Costamare, Inc.	122,805	1,939,091
Kirby Corp.(a)	37,738	4,157,973
Safe Bulkers, Inc.	192,965	930,091
Total		7,909,131
Passenger Airlines 1.0%
Alaska Air Group, Inc.(a)	54,530	2,742,859
Sun Country Airlines Holdings, Inc.(a)	100,938	1,452,498
Total		4,195,357
Professional Services 1.6%
Alight, Inc., Class A	868,977	1,694,505
IBEX Ltd.(a)	42,446	1,620,588
Korn/Ferry International	48,070	3,173,582
Total		6,488,675
Trading Companies & Distributors 0.2%
BlueLinx Holdings, Inc.(a)	14,929	917,088
Total Industrials		72,047,506
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 5.9%
Electronic Equipment, Instruments & Components 3.7%
Airgain, Inc.(a)	110,023	446,693
Littelfuse, Inc.	13,510	3,416,949
Luna Innovations, Inc.(a)	439,777	505,744
Methode Electronics, Inc.	110,329	732,585
Rogers Corp.(a)	22,750	2,083,217
Vishay Intertechnology, Inc.	192,370	2,787,441
Vishay Precision Group, Inc.(a)	35,006	1,347,731
Vontier Corp.	98,150	3,649,217
Total		14,969,577
IT Services 0.9%
ASGN, Inc.(a)	58,345	2,810,479
Grid Dynamics Holdings, Inc.(a)	104,730	945,712
Total		3,756,191
Semiconductors & Semiconductor Equipment 0.6%
Ichor Holdings Ltd.(a)	60,990	1,124,046
inTEST Corp.(a)	80,948	604,681
MagnaChip Semiconductor Corp.(a)	222,594	567,615
Valens Semiconductor Ltd.(a)	226,980	322,312
Total		2,618,654
Software 0.7%
Cognyte Software Ltd.(a)	114,909	1,080,145
Expensify, Inc., Class A(a)	284,471	429,551
Mitek Systems, Inc.(a)	103,028	1,086,945
Upland Software, Inc.(a)	205,954	294,514
Total		2,891,155
Total Information Technology		24,235,577
Materials 6.9%
Chemicals 1.9%
Aspen Aerogels, Inc.(a)	213,130	603,158
Chemours Co. LLC (The)	120,270	1,417,983
Ecovyst, Inc.(a)	199,300	1,939,189
Koppers Holdings, Inc.	32,930	891,745
Minerals Technologies, Inc.	46,460	2,831,737
Total		7,683,812
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 1.0%
Greif, Inc., Class A	38,531	2,608,549
Myers Industries, Inc.	87,470	1,637,438
Total		4,245,987
Metals & Mining 3.6%
Ampco-Pittsburgh Corp.(a)	177,949	948,468
Centerra Gold, Inc.	190,410	2,741,249
Compass Minerals International, Inc.(a)	53,580	1,052,311
Ferroglobe PLC	290,699	1,348,843
Metallus, Inc.(a)	89,878	1,542,307
Olympic Steel, Inc.	3,186	136,313
Ryerson Holding Corp.	53,528	1,346,764
Torex Gold Resources, Inc.	76,614	3,658,360
Vizsla Silver Corp.(a)	380,511	2,084,764
Total		14,859,379
Paper & Forest Products 0.4%
Clearwater Paper Corp.(a)	33,904	589,929
Magnera Corp.(a)	62,233	942,208
Total		1,532,137
Total Materials		28,321,315
Real Estate 13.4%
Diversified REITs 0.9%
American Assets Trust, Inc.	125,437	2,374,522
Armada Hoffler Properties, Inc.	195,840	1,296,461
Total		3,670,983
Health Care REITs 0.3%
Community Healthcare Trust, Inc.	75,920	1,246,606
Hotel & Resort REITs 1.5%
Chatham Lodging Trust	163,040	1,110,302
Park Hotels & Resorts, Inc.	208,240	2,178,191
RLJ Lodging Trust	381,100	2,839,195
Total		6,127,688
Industrial REITs 0.9%
Americold Realty Trust, Inc.	287,975	3,703,358
Common Stocks (continued)
Issuer	Shares	Value ($)
Office REITs 4.0%
Brandywine Realty Trust	693,260	2,024,319
COPT Defense Properties	113,810	3,163,918
Empire State Realty Trust, Inc., Class A	355,520	2,317,990
Highwoods Properties, Inc.	118,620	3,062,769
Kilroy Realty Corp.	81,170	3,033,323
Peakstone Realty Trust	66,126	948,908
Piedmont Realty Trust, Inc.	227,632	1,898,451
Total		16,449,678
Real Estate Management & Development 2.3%
Cushman & Wakefield Ltd.(a)	252,460	4,087,327
Douglas Elliman, Inc.(a)	290,358	688,149
Forestar Group, Inc.(a)	70,270	1,730,750
Newmark Group, Inc., Class A	180,052	3,122,102
Total		9,628,328
Retail REITs 2.3%
FrontView REIT, Inc.	74,567	1,100,609
Kite Realty Group Trust	174,030	4,171,499
Macerich Co. (The)	154,250	2,847,455
Saul Centers, Inc.	36,511	1,151,192
Total		9,270,755
Specialized REITs 1.2%
PotlatchDeltic Corp.	65,397	2,601,493
Rayonier, Inc.	95,768	2,073,377
Safehold, Inc.	32,046	438,710
Total		5,113,580
Total Real Estate		55,210,976
Utilities 1.6%
Gas Utilities 1.6%
National Fuel Gas Co.	64,595	5,171,476
RGC Resources, Inc.	64,260	1,368,738
Total		6,540,214
Total Utilities		6,540,214
Total Common Stocks (Cost $399,352,115)		407,080,058

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
7

Portfolio of Investments (continued)
December 31, 2025
Exchange-Traded Equity Funds 0.5%
	Shares	Value ($)
U.S. Small Cap 0.5%
iShares Russell 2000 Value ETF	11,330	2,053,110
Total Exchange-Traded Equity Funds (Cost $2,079,055)		2,053,110

Money Market Funds 0.3%

Columbia Short-Term Cash Fund, 3.825%(b),(c)	1,237,047	1,236,675
Total Money Market Funds (Cost $1,236,676)		1,236,675
Total Investments in Securities (Cost: $402,667,846)		410,369,843
Other Assets & Liabilities, Net		(45,509)
Net Assets		410,324,334
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2025.
(c)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	40,039	114,284,104	(113,087,467)	(1)	1,236,675	219	76,258	1,237,047
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,864,621	—	—	8,864,621
Consumer Discretionary	54,244,119	—	—	54,244,119
Consumer Staples	14,554,980	—	—	14,554,980
Energy	26,918,638	—	—	26,918,638
Financials	78,674,393	—	—	78,674,393
Health Care	37,467,719	—	—	37,467,719
Industrials	72,047,506	—	—	72,047,506
Information Technology	24,235,577	—	—	24,235,577
Materials	28,321,315	—	—	28,321,315
Real Estate	55,210,976	—	—	55,210,976
Utilities	6,540,214	—	—	6,540,214
Total Common Stocks	407,080,058	—	—	407,080,058
Exchange-Traded Equity Funds	2,053,110	—	—	2,053,110
Money Market Funds	1,236,675	—	—	1,236,675
Total Investments in Securities	410,369,843	—	—	410,369,843
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
9

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $401,431,170)	$409,133,168
Affiliated issuers (cost $1,236,676)	1,236,675
Receivable for:
Investments sold	1,631,400
Capital shares sold	15,439
Dividends	512,790
Foreign tax reclaims	17,180
Expense reimbursement due from Investment Manager	1,119
Prepaid expenses	3,437
Deferred compensation of board members	145,708
Total assets	412,696,916
Liabilities
Payable for:
Investments purchased	1,795,871
Capital shares redeemed	314,285
Management services fees	9,877
Distribution and/or service fees	1,253
Service fees	37,467
Compensation of chief compliance officer	66
Compensation of board members	622
Other expenses	29,057
Deferred compensation of board members	184,084
Total liabilities	2,372,582
Net assets applicable to outstanding capital stock	$410,324,334
Represented by
Paid in capital	341,585,361
Total distributable earnings (loss)	68,738,973
Total - representing net assets applicable to outstanding capital stock	$410,324,334
Class 1
Net assets	$229,194,173
Shares outstanding	18,121,916
Net asset value per share	$12.65
Class 2
Net assets	$181,130,161
Shares outstanding	14,563,641
Net asset value per share	$12.44
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$7,755,068
Dividends — affiliated issuers	76,258
Foreign taxes withheld	(36,067)
Total income	7,795,259
Expenses:
Management services fees	3,649,949
Distribution and/or service fees
Class 2	494,235
Service fees	404,434
Custodian fees	19,912
Printing and postage fees	17,978
Accounting services fees	57,423
Legal fees	24,351
Line of credit interest	105
Interest on interfund lending	6,644
Compensation of chief compliance officer	63
Compensation of board members	15,499
Deferred compensation of board members	7,478
Other	16,668
Total expenses	4,714,739
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(560,561)
Total net expenses	4,154,178
Net investment income	3,641,081
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	59,404,408
Investments — affiliated issuers	219
Foreign currency translations	2,095
Net realized gain	59,406,722
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,338,902)
Investments — affiliated issuers	(1)
Foreign currency translations	195
Net change in unrealized appreciation (depreciation)	(3,338,708)
Net realized and unrealized gain	56,068,014
Net increase in net assets resulting from operations	$59,709,095
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
11

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$3,641,081	$3,096,532
Net realized gain	59,406,722	73,149,884
Net change in unrealized appreciation (depreciation)	(3,338,708)	(32,814,565)
Net increase in net assets resulting from operations	59,709,095	43,431,851
Distributions to shareholders
Net investment income and net realized gains
Class 1	(40,280,496)	(13,997,509)
Class 2	(37,440,096)	(11,014,868)
Total distributions to shareholders	(77,720,592)	(25,012,377)
Decrease in net assets from capital stock activity	(20,090,739)	(113,276,519)
Total decrease in net assets	(38,102,236)	(94,857,045)
Net assets at beginning of year	448,426,570	543,283,615
Net assets at end of year	$410,324,334	$448,426,570
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	631,737	7,794,327	606,714	7,979,262
Distributions reinvested	3,635,424	40,280,496	1,050,864	13,997,509
Shares redeemed	(3,136,289)	(39,319,608)	(9,623,051)	(128,537,230)
Net increase (decrease)	1,130,872	8,755,215	(7,965,473)	(106,560,459)
Class 2
Shares sold	743,027	9,016,842	1,142,963	14,494,834
Distributions reinvested	3,431,723	37,440,096	837,632	11,014,868
Shares redeemed	(6,237,023)	(75,302,892)	(2,486,006)	(32,225,762)
Net decrease	(2,062,273)	(28,845,954)	(505,411)	(6,716,060)
Total net decrease	(931,401)	(20,090,739)	(8,470,884)	(113,276,519)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2025	$13.43	0.12	1.55	1.67	(0.17)	(2.28)	(2.45)
Year Ended 12/31/2024	$12.98	0.09	1.06	1.15	(0.11)	(0.59)	(0.70)
Year Ended 12/31/2023	$11.50	0.09	2.37	2.46	(0.10)	(0.88)	(0.98)
Year Ended 12/31/2022	$20.75	0.10	(1.93)	(1.83)	(0.14)	(7.28)	(7.42)
Year Ended 12/31/2021	$16.17	0.12	4.59	4.71	(0.13)	—	(0.13)
Class 2
Year Ended 12/31/2025	$13.25	0.09	1.51	1.60	(0.13)	(2.28)	(2.41)
Year Ended 12/31/2024	$12.81	0.06	1.05	1.11	(0.08)	(0.59)	(0.67)
Year Ended 12/31/2023	$11.35	0.06	2.34	2.40	(0.06)	(0.88)	(0.94)
Year Ended 12/31/2022	$20.58	0.06	(1.92)	(1.86)	(0.09)	(7.28)	(7.37)
Year Ended 12/31/2021	$16.06	0.06	4.56	4.62	(0.10)	—	(0.10)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$12.65	14.99%	1.01% (c),(d)	0.87% (c),(d)	0.99%	79%	$229,194
Year Ended 12/31/2024	$13.43	8.87%	0.99% (c)	0.87% (c)	0.71%	45%	$228,202
Year Ended 12/31/2023	$12.98	21.94%	0.98% (c)	0.88% (c)	0.73%	59%	$323,832
Year Ended 12/31/2022	$11.50	(8.69% )	0.95% (c)	0.88% (c)	0.67%	52%	$319,024
Year Ended 12/31/2021	$20.75	29.19%	0.97% (c)	0.88% (c)	0.58%	69%	$403,571
Class 2
Year Ended 12/31/2025	$12.44	14.66%	1.25% (c),(d)	1.12% (c),(d)	0.73%	79%	$181,130
Year Ended 12/31/2024	$13.25	8.67%	1.24% (c)	1.12% (c)	0.49%	45%	$220,224
Year Ended 12/31/2023	$12.81	21.67%	1.23% (c)	1.13% (c)	0.50%	59%	$219,452
Year Ended 12/31/2022	$11.35	(8.97% )	1.20% (c)	1.13% (c)	0.43%	52%	$193,256
Year Ended 12/31/2021	$20.58	28.80%	1.21% (c)	1.13% (c)	0.31%	69%	$238,267
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
15

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Columbia Variable Portfolio – Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and
16
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
17

Notes to Financial Statements (continued)
December 31, 2025
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
18
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2025 was 0.87% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.10% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
19

Notes to Financial Statements (continued)
December 31, 2025
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2025 through April 30, 2026 (%)	Voluntary expense cap May 1, 2025 through June 30, 2025 (%)	Contractual expense cap prior to May 1, 2025 (%)
Class 1	0.88	0.86	0.86
Class 2	1.13	1.11	1.11
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, investments in partnerships and/or grantor trusts, trustees’ deferred compensation, foreign currency transactions and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,661,094	(3,661,094)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2025			Year Ended December 31, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,137,339	57,583,253	77,720,592	16,809,029	8,203,348	25,012,377
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
20
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
At December 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
18,575,332	44,157,391	—	6,186,998
At December 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
404,182,845	60,538,317	(54,351,319)	6,186,998
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $329,646,379 and $420,943,837, respectively, for the year ended December 31, 2025. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
21

Notes to Financial Statements (continued)
December 31, 2025
The Fund’s activity in the Interfund Program during the year ended December 31, 2025 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,065,217	4.84	23
Interest expense incurred by the Fund is recorded as Interest on interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2025.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
For the year ended December 31, 2025, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
700,000	5.39	1
Interest expense incurred by the Fund is recorded as Line of credit interest in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2025.
Note 9. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
22
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, one unaffiliated shareholder of record owned 38.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 54.2% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 23, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
24
Columbia Variable Portfolio – Small Cap Value Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2025.
Dividends received deduction	Capital gain dividend
28.01%	$46,470,155
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Variable Portfolio – Small Cap Value Fund  | 2025
25

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7024_12_E01_(02/26)

Columbia Variable Portfolio – Contrarian Core Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Variable Portfolio – Contrarian Core Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 13.1%
Diversified Telecommunication Services 1.1%
Verizon Communications, Inc.	460,665	18,762,885
Entertainment 2.6%
Netflix, Inc.(a)	52,822	4,952,591
Take-Two Interactive Software, Inc.(a)	30,797	7,884,956
Walt Disney Co. (The)	261,086	29,703,754
Total		42,541,301
Interactive Media & Services 9.0%
Alphabet, Inc., Class A	174,759	54,699,567
Alphabet, Inc., Class C	154,247	48,402,709
Meta Platforms, Inc., Class A	59,739	39,433,116
Pinterest, Inc., Class A(a)	187,328	4,849,922
Total		147,385,314
Wireless Telecommunication Services 0.4%
T-Mobile US, Inc.	32,340	6,566,314
Total Communication Services		215,255,814
Consumer Discretionary 9.4%
Automobiles 1.3%
Tesla, Inc.(a)	49,546	22,281,827
Broadline Retail 5.6%
Amazon.com, Inc.(a)	329,417	76,036,032
eBay, Inc.	177,795	15,485,944
Total		91,521,976
Hotels, Restaurants & Leisure 1.5%
DoorDash, Inc., Class A(a)	39,473	8,939,845
DraftKings, Inc., Class A(a)	97,310	3,353,303
Starbucks Corp.	151,447	12,753,352
Total		25,046,500
Household Durables 0.4%
PulteGroup, Inc.	52,511	6,157,440
Textiles, Apparel & Luxury Goods 0.6%
NIKE, Inc., Class B	49,199	3,134,468
Tapestry, Inc.	50,298	6,426,576
Total		9,561,044
Total Consumer Discretionary		154,568,787
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.2%
Beverages 1.1%
PepsiCo, Inc.	121,334	17,413,856
Consumer Staples Distribution & Retail 1.1%
Walmart, Inc.	163,040	18,164,286
Total Consumer Staples		35,578,142
Energy 3.1%
Oil, Gas & Consumable Fuels 3.1%
Chevron Corp.	137,663	20,981,218
ConocoPhillips Co.	185,828	17,395,359
EOG Resources, Inc.	124,874	13,113,019
Total		51,489,596
Total Energy		51,489,596
Financials 15.1%
Banks 5.7%
Bank of America Corp.	652,834	35,905,870
JPMorgan Chase & Co.	96,655	31,144,174
Wells Fargo & Co.	279,927	26,089,196
Total		93,139,240
Capital Markets 4.2%
Blackrock, Inc.	24,173	25,873,329
Charles Schwab Corp. (The)	86,874	8,679,581
Intercontinental Exchange, Inc.	40,280	6,523,749
Morgan Stanley	101,277	17,979,706
S&P Global, Inc.	20,159	10,534,892
Total		69,591,257
Consumer Finance 0.7%
American Express Co.	33,115	12,250,894
Financial Services 3.5%
Block, Inc., Class A(a)	141,573	9,214,987
MasterCard, Inc., Class A	29,794	17,008,799
Visa, Inc., Class A	91,405	32,056,647
Total		58,280,433
Insurance 1.0%
Aon PLC, Class A	45,202	15,950,882
Total Financials		249,212,706
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 10.5%
Biotechnology 2.3%
AbbVie, Inc.	74,657	17,058,378
Vertex Pharmaceuticals, Inc.(a)	46,594	21,123,856
Total		38,182,234
Health Care Equipment & Supplies 2.9%
Abbott Laboratories	146,310	18,331,180
Becton Dickinson & Co.	59,198	11,488,556
Boston Scientific Corp.(a)	98,031	9,347,256
Zimmer Biomet Holdings, Inc.	92,211	8,291,613
Total		47,458,605
Health Care Providers & Services 1.1%
Cigna Group (The)	31,499	8,669,470
Henry Schein, Inc.(a)	123,005	9,296,718
Total		17,966,188
Life Sciences Tools & Services 1.5%
Agilent Technologies, Inc.	55,316	7,526,848
Thermo Fisher Scientific, Inc.	31,661	18,345,966
Total		25,872,814
Pharmaceuticals 2.7%
Eli Lilly & Co.	41,139	44,211,260
Total Health Care		173,691,101
Industrials 7.5%
Aerospace & Defense 1.9%
Boeing Co. (The)(a)	90,545	19,659,131
General Electric Co.	11,599	3,572,840
RTX Corp.	44,023	8,073,818
Total		31,305,789
Building Products 0.5%
Carrier Global Corp.	145,540	7,690,334
Commercial Services & Supplies 0.5%
Waste Management, Inc.	41,758	9,174,650
Electrical Equipment 0.6%
Eaton Corp. PLC	16,802	5,351,605
GE Vernova, Inc.	7,177	4,690,672
Total		10,042,277
Common Stocks (continued)
Issuer	Shares	Value ($)
Ground Transportation 0.3%
Uber Technologies, Inc.(a)	52,023	4,250,799
Industrial Conglomerates 1.7%
Honeywell International, Inc.	146,606	28,601,364
Machinery 1.3%
PACCAR, Inc.	57,924	6,343,257
Parker-Hannifin Corp.	7,607	6,686,249
Stanley Black & Decker, Inc.	125,722	9,338,630
Total		22,368,136
Professional Services 0.7%
Jacobs Solutions, Inc.	82,334	10,905,962
Total Industrials		124,339,311
Information Technology 34.5%
Electronic Equipment, Instruments & Components 1.1%
TE Connectivity PLC	81,981	18,651,497
IT Services 0.8%
Okta, Inc.(a)	152,907	13,221,868
Semiconductors & Semiconductor Equipment 14.3%
Applied Materials, Inc.	57,026	14,655,112
Broadcom, Inc.	126,073	43,633,865
Lam Research Corp.	69,739	11,937,922
Marvell Technology, Inc.	78,084	6,635,578
NVIDIA Corp.	734,311	136,949,002
Texas Instruments, Inc.	127,570	22,132,119
Total		235,943,598
Software 11.4%
Atlassian Corp., Class A(a)	51,412	8,335,942
Intuit, Inc.	34,216	22,665,363
Microsoft Corp.	251,125	121,449,073
Palo Alto Networks, Inc.(a)	35,297	6,501,707
Salesforce, Inc.	56,832	15,055,365
Synopsys, Inc.(a)	27,227	12,789,066
Total		186,796,516
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Columbia Variable Portfolio – Contrarian Core Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 6.9%
Apple, Inc.	381,142	103,617,264
Dell Technologies, Inc.	84,846	10,680,415
Total		114,297,679
Total Information Technology		568,911,158
Materials 0.4%
Chemicals 0.4%
International Flavors & Fragrances, Inc.	93,444	6,297,191
Total Materials		6,297,191
Real Estate 0.8%
Specialized REITs 0.8%
Equinix, Inc.	16,885	12,936,612
Total Real Estate		12,936,612
Utilities 2.0%
Multi-Utilities 2.0%
DTE Energy Co.	128,308	16,549,166
Public Service Enterprise Group, Inc.	199,589	16,026,996
Total		32,576,162
Total Utilities		32,576,162
Total Common Stocks (Cost $1,094,847,115)		1,624,856,580

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(b),(c)	23,021,389	23,014,483
Total Money Market Funds (Cost $23,014,803)		23,014,483
Total Investments in Securities (Cost: $1,117,861,918)		1,647,871,063
Other Assets & Liabilities, Net		(492,533)
Net Assets		1,647,378,530
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2025.
(c)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	25,723,189	362,612,781	(365,321,167)	(320)	23,014,483	(5,816)	1,114,785	23,021,389
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	215,255,814	—	—	215,255,814
Consumer Discretionary	154,568,787	—	—	154,568,787
Consumer Staples	35,578,142	—	—	35,578,142
Energy	51,489,596	—	—	51,489,596
Financials	249,212,706	—	—	249,212,706
Health Care	173,691,101	—	—	173,691,101
Industrials	124,339,311	—	—	124,339,311
Information Technology	568,911,158	—	—	568,911,158
Materials	6,297,191	—	—	6,297,191
Real Estate	12,936,612	—	—	12,936,612
Utilities	32,576,162	—	—	32,576,162
Total Common Stocks	1,624,856,580	—	—	1,624,856,580
Money Market Funds	23,014,483	—	—	23,014,483
Total Investments in Securities	1,647,871,063	—	—	1,647,871,063
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Columbia Variable Portfolio – Contrarian Core Fund  | 2025

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,094,847,115)	$1,624,856,580
Affiliated issuers (cost $23,014,803)	23,014,483
Receivable for:
Capital shares sold	290,478
Dividends	845,913
Foreign tax reclaims	4,330
Expense reimbursement due from Investment Manager	1,573
Prepaid expenses	6,724
Deferred compensation of board members	276,894
Total assets	1,649,296,975
Liabilities
Payable for:
Capital shares redeemed	1,491,069
Management services fees	32,318
Distribution and/or service fees	1,734
Service fees	23,434
Compensation of chief compliance officer	267
Compensation of board members	1,165
Other expenses	31,616
Deferred compensation of board members	336,842
Total liabilities	1,918,445
Net assets applicable to outstanding capital stock	$1,647,378,530
Represented by
Trust capital	$1,647,378,530
Total - representing net assets applicable to outstanding capital stock	$1,647,378,530
Class 1
Net assets	$1,395,685,334
Shares outstanding	21,969,665
Net asset value per share	$63.53
Class 2
Net assets	$251,693,196
Shares outstanding	4,097,702
Net asset value per share	$61.42
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund  | 2025
7

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$16,483,379
Dividends — affiliated issuers	1,114,785
Interfund lending	350
Total income	17,598,514
Expenses:
Management services fees	11,518,916
Distribution and/or service fees
Class 2	575,046
Service fees	178,338
Custodian fees	18,352
Printing and postage fees	13,565
Accounting services fees	32,423
Legal fees	44,175
Compensation of chief compliance officer	285
Compensation of board members	28,092
Deferred compensation of board members	12,415
Other	27,442
Total expenses	12,449,049
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(557,465)
Total net expenses	11,891,584
Net investment income	5,706,930
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	225,162,804
Investments — affiliated issuers	(5,816)
Foreign currency translations	(1,992)
Net realized gain	225,154,996
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,672,926
Investments — affiliated issuers	(320)
Foreign currency translations	1,166
Net change in unrealized appreciation (depreciation)	35,673,772
Net realized and unrealized gain	260,828,768
Net increase in net assets resulting from operations	$266,535,698
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Contrarian Core Fund  | 2025

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$5,706,930	$8,092,847
Net realized gain	225,154,996	182,291,433
Net change in unrealized appreciation (depreciation)	35,673,772	111,245,354
Net increase in net assets resulting from operations	266,535,698	301,629,634
Decrease in net assets from capital stock activity	(249,243,197)	(68,629,162)
Total increase in net assets	17,292,501	233,000,472
Net assets at beginning of year	1,630,086,029	1,397,085,557
Net assets at end of year	$1,647,378,530	$1,630,086,029

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	203,752	11,396,319	3,022,313	167,014,330
Shares redeemed	(4,399,967)	(257,763,299)	(4,825,767)	(239,258,486)
Net decrease	(4,196,215)	(246,366,980)	(1,803,454)	(72,244,156)
Class 2
Shares sold	318,561	17,577,711	387,441	18,808,508
Shares redeemed	(367,252)	(20,453,928)	(316,737)	(15,193,514)
Net increase (decrease)	(48,691)	(2,876,217)	70,704	3,614,994
Total net decrease	(4,244,906)	(249,243,197)	(1,732,750)	(68,629,162)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund  | 2025
9

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2025	$54.00	0.22	9.31	9.53
Year Ended 12/31/2024	$43.75	0.29	9.96	10.25
Year Ended 12/31/2023	$33.10	0.25	10.40	10.65
Year Ended 12/31/2022	$40.69	0.25	(7.84)	(7.59)
Year Ended 12/31/2021	$32.74	0.20	7.75	7.95
Class 2
Year Ended 12/31/2025	$52.34	0.08	9.00	9.08
Year Ended 12/31/2024	$42.52	0.16	9.66	9.82
Year Ended 12/31/2023	$32.24	0.16	10.12	10.28
Year Ended 12/31/2022	$39.73	0.15	(7.64)	(7.49)
Year Ended 12/31/2021	$32.05	0.11	7.57	7.68

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Contrarian Core Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$63.53	17.65%	0.73%	0.70%	0.39%	51%	$1,395,685
Year Ended 12/31/2024	$54.00	23.43%	0.74%	0.69%	0.58%	52%	$1,413,045
Year Ended 12/31/2023	$43.75	32.17%	0.74%	0.68%	0.67%	42%	$1,223,797
Year Ended 12/31/2022	$33.10	(18.65% )	0.74%	0.69%	0.69%	48%	$1,153,825
Year Ended 12/31/2021	$40.69	24.28%	0.73%	0.70%	0.54%	45%	$1,512,305
Class 2
Year Ended 12/31/2025	$61.42	17.35%	0.98%	0.95%	0.14%	51%	$251,693
Year Ended 12/31/2024	$52.34	23.09%	0.99%	0.94%	0.33%	52%	$217,041
Year Ended 12/31/2023	$42.52	31.88%	1.00%	0.93%	0.42%	42%	$173,289
Year Ended 12/31/2022	$32.24	(18.85% )	0.99%	0.94%	0.44%	48%	$130,137
Year Ended 12/31/2021	$39.73	23.96%	0.98%	0.95%	0.29%	45%	$162,952
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund  | 2025
11

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Columbia Variable Portfolio – Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and
12
Columbia Variable Portfolio – Contrarian Core Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Columbia Variable Portfolio – Contrarian Core Fund  | 2025
13

Notes to Financial Statements (continued)
December 31, 2025
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for
14
Columbia Variable Portfolio – Contrarian Core Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.555% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2025 was 0.713% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2026 (%)
Class 1	0.70
Class 2	0.95
Columbia Variable Portfolio – Contrarian Core Fund  | 2025
15

Notes to Financial Statements (continued)
December 31, 2025
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $824,116,070 and $1,063,923,175, respectively, for the year ended December 31, 2025. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2025 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,600,000	4.84	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2025.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which
16
Columbia Variable Portfolio – Contrarian Core Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 98.7% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is
Columbia Variable Portfolio – Contrarian Core Fund  | 2025
17

Notes to Financial Statements (continued)
December 31, 2025
not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
18
Columbia Variable Portfolio – Contrarian Core Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Contrarian Core Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Contrarian Core Fund  | 2025
19

Columbia Variable Portfolio – Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7002_12_E01_(02/26)

Columbia Variable Portfolio – Long Government/Credit Bond Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Variable Portfolio – Long Government/Credit Bond Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Agency 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2016-20L Class 1
12/01/2036	2.810%	1,312,504	1,239,588
Series 2017-20E Class 1
05/01/2037	2.880%	105,201	99,524
Series 2017-20F Class 1
06/01/2037	2.810%	933,273	881,200
Series 2017-20G Class 1
07/01/2037	2.980%	843,278	798,170
Series 2017-20H Class 1
08/01/2037	2.750%	716,528	664,689
Series 2017-20I Class 1
09/01/2037	2.590%	1,192,499	1,106,132
Total Asset-Backed Securities — Agency (Cost $5,103,283)			4,789,303

Corporate Bonds & Notes 46.6%

Aerospace & Defense 3.9%
BAE Systems PLC(a)
03/26/2034	5.300%	3,699,000	3,831,353
Boeing Co. (The)
08/01/2059	3.950%	3,589,000	2,540,039
L3Harris Technologies, Inc.
06/01/2034	5.350%	1,183,000	1,224,101
Lockheed Martin Corp.
02/15/2055	5.200%	810,000	762,558
Northrop Grumman Corp.
10/15/2047	4.030%	2,810,000	2,258,352
United Technologies Corp.
07/15/2038	6.125%	3,430,000	3,755,006
Total			14,371,409
Banking 5.0%
Bank of America Corp.(b)
03/20/2051	4.083%	4,455,000	3,577,456
Citigroup, Inc.
07/23/2048	4.650%	1,855,000	1,638,482
Goldman Sachs Group, Inc. (The)(b)
01/28/2056	5.734%	2,460,000	2,492,110
HSBC Holdings PLC(b)
11/06/2036	5.133%	1,339,000	1,341,782
Subordinated
09/10/2036	5.741%	555,000	570,908
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase & Co.(b)
11/15/2048	3.964%	4,645,000	3,742,260
Morgan Stanley(b)
04/17/2036	5.664%	1,670,000	1,755,743
10/22/2036	4.892%	1,626,000	1,612,891
Wells Fargo & Co.(b)
04/04/2051	5.013%	2,225,000	2,036,712
Total			18,768,344
Building Materials 0.1%
JH North America Holdings, Inc.(a)
07/31/2032	6.125%	398,000	408,328
Cable and Satellite 1.7%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	3,765,000	3,098,941
Comcast Corp.
11/01/2056	2.937%	5,400,000	3,036,741
Total			6,135,682
Chemicals 0.5%
Dow Chemical Co. (The)
03/15/2055	5.950%	480,000	436,252
LYB International Finance III LLC
04/01/2051	3.625%	2,145,000	1,385,902
Total			1,822,154
Construction Machinery 0.6%
Caterpillar, Inc.
05/15/2035	5.200%	1,306,000	1,355,598
United Rentals North America, Inc.
02/15/2031	3.875%	1,010,000	966,607
Total			2,322,205
Diversified Manufacturing 0.6%
Carrier Global Corp.
04/05/2040	3.377%	1,590,000	1,284,995
Siemens Funding BV(a)
05/28/2035	5.200%	958,000	993,866
Total			2,278,861
Electric 6.7%
AEP Texas, Inc.
01/15/2050	3.450%	2,900,000	1,981,707
05/15/2051	3.450%	750,000	507,614
CenterPoint Energy Houston Electric LLC
08/15/2035	4.950%	463,000	466,700
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated Edison Co of New York, Inc.
11/15/2055	5.750%	313,000	312,923
Consolidated Edison Co. of New York, Inc.
03/15/2055	5.500%	1,305,000	1,267,160
Duke Energy Indiana LLC
04/01/2050	2.750%	1,545,000	965,472
04/01/2053	5.400%	2,288,000	2,176,903
Entergy Louisiana LLC
03/15/2055	5.800%	850,000	855,413
Eversource Energy
07/15/2034	5.950%	1,290,000	1,364,278
Exelon Corp.
03/15/2052	4.100%	4,674,000	3,607,381
FirstEnergy Corp.
03/01/2050	3.400%	1,310,000	905,705
Jersey Central Power & Light Co.
01/15/2035	5.100%	1,072,000	1,085,179
MidAmerican Energy Co.
02/01/2055	5.300%	560,000	530,696
NextEra Energy Capital Holdings, Inc.
03/15/2035	5.450%	3,124,000	3,233,221
Oncor Electric Delivery Co. LLC
05/15/2050	3.700%	690,000	507,298
Pacific Gas and Electric Co.
07/01/2050	4.950%	1,905,000	1,613,036
Virginia Electric and Power Co.
04/01/2053	5.450%	2,043,000	1,948,743
Xcel Energy, Inc.
12/01/2049	3.500%	2,027,000	1,455,526
Total			24,784,955
Food and Beverage 2.5%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	1,989,000	1,841,463
Bacardi Ltd.(a)
05/15/2038	5.150%	4,711,000	4,472,864
Campbell Soup Co.
04/24/2050	3.125%	113,000	73,856
Conagra Brands, Inc.
11/01/2048	5.400%	490,000	439,733
Keurig Dr Pepper, Inc.
04/15/2052	4.500%	185,000	149,460
Kraft Heinz Foods Co.
06/01/2046	4.375%	399,000	329,900
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	1,657,000	1,519,330
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tyson Foods, Inc.
09/28/2048	5.100%	530,000	488,294
Total			9,314,900
Health Care 2.1%
Becton Dickinson & Co.
02/08/2034	5.110%	340,000	346,984
Cigna Corp.
03/15/2050	3.400%	1,529,000	1,069,862
CVS Health Corp.
07/20/2045	5.125%	2,738,000	2,475,058
GE HealthCare Technologies, Inc.
06/15/2035	5.500%	469,000	487,606
12/15/2035	4.950%	471,000	470,606
HCA, Inc.
03/15/2052	4.625%	2,492,000	2,033,233
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	850,000	756,325
Total			7,639,674
Healthcare Insurance 1.0%
UnitedHealth Group, Inc.
04/15/2054	5.375%	3,901,000	3,685,726
Independent Energy 1.1%
APA Corp.
02/15/2055	6.750%	726,000	724,757
Canadian Natural Resources Ltd.
02/15/2037	6.500%	635,000	682,565
Diamondback Energy, Inc.
04/18/2064	5.900%	667,000	631,769
Occidental Petroleum Corp.
10/01/2054	6.050%	1,724,000	1,643,912
Woodside Finance Ltd.
05/19/2035	6.000%	355,000	369,957
Total			4,052,960
Integrated Energy 0.7%
BP Capital Markets America, Inc.
03/17/2052	3.001%	1,746,000	1,118,195
TotalEnergies Capital SA
04/05/2064	5.638%	1,453,000	1,411,790
Total			2,529,985
Life Insurance 1.3%
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	2,430,000	1,803,634
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	2,003,000	1,401,481
Peachtree Corners Funding Trust II(a)
05/15/2035	6.012%	292,000	307,495
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2050	3.300%	1,756,000	1,205,698
Total			4,718,308
Media and Entertainment 0.9%
Fox Corp.
01/25/2049	5.576%	490,000	471,746
Meta Platforms, Inc.
05/15/2063	5.750%	1,005,000	965,750
11/15/2065	5.750%	2,043,000	1,951,637
Total			3,389,133
Midstream 2.2%
Enbridge, Inc.
04/05/2034	5.625%	840,000	877,178
Energy Transfer LP
05/15/2054	5.950%	2,219,000	2,105,532
Enterprise Products Operating LLC
02/16/2055	5.550%	675,000	654,585
MPLX LP
03/14/2052	4.950%	1,896,000	1,595,836
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	254,000	216,326
Western Gas Partners LP
03/01/2048	5.300%	928,000	800,861
Williams Companies, Inc. (The)
06/24/2044	5.750%	1,815,000	1,806,106
Total			8,056,424
Natural Gas 0.8%
NiSource, Inc.
02/15/2044	4.800%	2,997,000	2,697,814
Southern California Gas Co.
04/01/2054	5.600%	450,000	441,714
Total			3,139,528
Pharmaceuticals 3.4%
AbbVie, Inc.
11/06/2042	4.400%	2,167,000	1,933,059
Amgen, Inc.
03/02/2063	5.750%	2,682,000	2,619,533
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bristol Myers Squibb Co.
03/15/2052	3.700%	1,240,000	911,655
Eli Lilly & Co.
10/15/2065	5.650%	1,180,000	1,190,737
Johnson & Johnson
03/03/2047	3.750%	1,105,000	891,627
Merck & Co, Inc.
09/15/2055	5.700%	1,585,000	1,602,268
Merck & Co., Inc.
12/04/2055	5.550%	1,370,000	1,354,099
Pfizer, Inc.
12/15/2046	4.125%	2,493,000	2,057,743
Total			12,560,721
Property & Casualty 0.2%
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	720,000	554,888
Railroads 1.7%
Burlington Northern Santa Fe LLC
03/15/2056	5.550%	2,533,000	2,501,125
Canadian Pacific Railway Co.
12/02/2051	3.100%	610,000	405,550
Norfolk Southern Corp.
08/25/2051	2.900%	1,215,000	765,634
08/15/2052	4.050%	1,382,000	1,074,018
Union Pacific Corp.
02/05/2050	3.250%	2,460,000	1,702,451
Total			6,448,778
Restaurants 0.2%
McDonald’s Corp.
09/01/2049	3.625%	810,000	595,797
Retailers 1.2%
Amazon.com, Inc.
05/12/2051	3.100%	3,034,000	2,036,573
Lowe’s Companies, Inc.
04/01/2052	4.250%	2,882,000	2,271,497
Walmart, Inc.
09/22/2051	2.650%	525,000	331,041
Total			4,639,111
Supermarkets 0.3%
Kroger Co. (The)
09/15/2064	5.650%	1,273,000	1,213,429
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 4.3%
Alphabet, Inc.
11/15/2055	5.450%	1,700,000	1,669,070
05/15/2065	5.300%	517,000	486,450
Apple, Inc.
02/08/2051	2.650%	3,039,000	1,882,302
Broadcom, Inc.(a)
11/15/2036	3.187%	3,127,000	2,653,248
Cisco Systems, Inc.
02/24/2055	5.500%	500,000	494,590
Foundry JV Holdco LLC(a)
01/25/2034	5.875%	1,747,000	1,796,713
Intel Corp.
08/12/2051	3.050%	2,200,000	1,351,980
International Business Machines Corp.
02/10/2055	5.700%	825,000	813,351
NXP BV/Funding LLC/USA, Inc.
02/15/2042	3.125%	1,740,000	1,269,488
Oracle Corp.
07/15/2046	4.000%	3,750,000	2,603,912
02/06/2053	5.550%	1,327,000	1,104,057
Total			16,125,161
Tobacco 0.3%
BAT Capital Corp.
08/02/2043	7.079%	1,080,000	1,213,294
Transportation Services 0.7%
ERAC USA Finance LLC(a)
10/30/2034	5.200%	622,000	638,700
FedEx Corp.
04/01/2046	4.550%	1,190,000	1,001,943
United Parcel Service, Inc.
05/14/2065	6.050%	1,080,000	1,114,490
Total			2,755,133
Wireless 0.7%
T-Mobile US, Inc.
04/15/2050	4.500%	1,100,000	906,612
T-Mobile USA, Inc.
01/15/2056	5.700%	660,000	643,799
Vodafone Group PLC
06/28/2064	5.875%	920,000	891,046
Total			2,441,457
Wirelines 1.9%
AT&T, Inc.
12/01/2057	3.800%	5,477,000	3,769,912
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
03/22/2041	3.400%	4,395,000	3,441,335
Total			7,211,247
Total Corporate Bonds & Notes (Cost $177,548,178)			173,177,592

Foreign Government Obligations(c) 0.7%

Mexico 0.7%
Mexico Government International Bond
05/04/2053	6.338%	2,635,000	2,511,007
Total Foreign Government Obligations (Cost $2,634,947)			2,511,007

U.S. Treasury Obligations 42.7%

U.S. Treasury
02/15/2036	4.500%	17,158,000	17,707,592
05/15/2038	4.500%	14,945,000	15,248,570
08/15/2040	3.875%	1,725,000	1,598,859
02/15/2041	4.750%	3,935,000	4,010,011
05/15/2041	4.375%	6,568,000	6,404,826
05/15/2043	2.875%	4,575,000	3,554,918
05/15/2043	3.875%	3,418,500	3,070,775
08/15/2043	4.375%	17,646,000	16,876,745
08/15/2044	3.125%	2,795,000	2,215,474
11/15/2044	3.000%	2,595,000	2,009,909
05/15/2045	5.000%	10,589,000	10,885,161
08/15/2045	4.875%	5,119,000	5,175,789
11/15/2045	3.000%	2,080,000	1,590,875
11/15/2047	2.750%	3,615,000	2,577,382
02/15/2048	3.000%	17,090,000	12,734,720
02/15/2051	1.875%	3,770,000	2,110,611
05/15/2052	2.875%	17,847,900	12,496,319
02/15/2053	3.625%	2,167,300	1,757,884
02/15/2055	4.625%	3,371,000	3,254,068
U.S. Treasury(d)
05/15/2047	3.000%	21,257,900	15,979,962
U.S. Treasury(e)
STRIPS
02/15/2040	0.000%	19,295,800	10,133,420
11/15/2041	0.000%	6,871,000	3,249,433
05/15/2043	0.000%	9,604,000	4,146,361
Total U.S. Treasury Obligations (Cost $186,796,706)			158,789,664
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025

Money Market Funds 7.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(f),(g)	29,159,242	29,150,494
Total Money Market Funds (Cost $29,145,560)		29,150,494
Total Investments in Securities (Cost: $401,228,674)		368,418,060
Other Assets & Liabilities, Net		3,505,706
Net Assets		371,923,766
At December 31, 2025, securities and/or cash totaling $10,333,557 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	159	03/2026	USD	18,379,406	—	(178,185)
U.S. Treasury Ultra Bond	417	03/2026	USD	49,206,000	—	(805,124)
Total					—	(983,309)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(39)	03/2026	USD	(4,385,063)	28,273	—
U.S. Treasury 2-Year Note	(12)	03/2026	USD	(2,505,469)	—	(490)
U.S. Treasury 5-Year Note	(9)	03/2026	USD	(983,742)	1,458	—
U.S. Treasury Ultra 10-Year Note	(279)	03/2026	USD	(32,089,359)	109,480	—
Total					139,211	(490)
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2025, the total value of these securities amounted to $19,513,380, which represents 5.25% of total net assets.

(b)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2025.

(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	This security or a portion of this security has been pledged as collateral in connection with investments sold short and/or derivative contracts.
(e)	Zero coupon bond.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2025.
(g)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	108,908,383	231,655,363	(311,411,415)	(1,837)	29,150,494	(4,605)	2,618,133	29,159,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
7

Portfolio of Investments (continued)
December 31, 2025
Abbreviation Legend
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Agency	—	4,789,303	—	4,789,303
Corporate Bonds & Notes	—	173,177,592	—	173,177,592
Foreign Government Obligations	—	2,511,007	—	2,511,007
U.S. Treasury Obligations	—	158,789,664	—	158,789,664
Money Market Funds	29,150,494	—	—	29,150,494
Total Investments in Securities	29,150,494	339,267,566	—	368,418,060
Investments in Derivatives
Asset
Futures Contracts	139,211	—	—	139,211
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Futures Contracts	(983,799)	—	—	(983,799)
Total	28,305,906	339,267,566	—	367,573,472
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
9

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $372,083,114)	$339,267,566
Affiliated issuers (cost $29,145,560)	29,150,494
Receivable for:
Capital shares sold	168
Dividends	96,396
Interest	4,026,295
Variation margin for futures contracts	61,896
Expense reimbursement due from Investment Manager	641
Prepaid expenses	5,986
Deferred compensation of board members	220,869
Total assets	372,830,311
Liabilities
Payable for:
Capital shares redeemed	396,976
Variation margin for futures contracts	189,309
Management services fees	5,123
Distribution and/or service fees	141
Service fees	1,030
Compensation of chief compliance officer	61
Compensation of board members	605
Other expenses	29,350
Deferred compensation of board members	283,950
Total liabilities	906,545
Net assets applicable to outstanding capital stock	$371,923,766
Represented by
Paid in capital	884,239,095
Total distributable earnings (loss)	(512,315,329)
Total - representing net assets applicable to outstanding capital stock	$371,923,766
Class 1
Net assets	$351,415,674
Shares outstanding	49,500,671
Net asset value per share	$7.10
Class 2
Net assets	$20,508,092
Shares outstanding	2,897,827
Net asset value per share	$7.08
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — affiliated issuers	$2,618,133
Interest	42,428,393
Interfund lending	3,193
Total income	45,049,719
Expenses:
Management services fees	4,661,345
Distribution and/or service fees
Class 2	47,992
Service fees	11,943
Custodian fees	10,226
Printing and postage fees	10,643
Accounting services fees	43,244
Legal fees	33,579
Interest on collateral	4,928
Compensation of chief compliance officer	54
Compensation of board members	21,306
Deferred compensation of board members	11,750
Other	21,413
Total expenses	4,878,423
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(292,328)
Total net expenses	4,586,095
Net investment income	40,463,624
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(212,661,582)
Investments — affiliated issuers	(4,605)
Futures contracts	(7,602,711)
Net realized loss	(220,268,898)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	216,320,405
Investments — affiliated issuers	(1,837)
Futures contracts	7,847,879
Net change in unrealized appreciation (depreciation)	224,166,447
Net realized and unrealized gain	3,897,549
Net increase in net assets resulting from operations	$44,361,173
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
11

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$40,463,624	$61,647,604
Net realized loss	(220,268,898)	(14,164,080)
Net change in unrealized appreciation (depreciation)	224,166,447	(110,677,803)
Net increase (decrease) in net assets resulting from operations	44,361,173	(63,194,279)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(59,683,416)	(58,270,577)
Class 2	(1,559,787)	(604,307)
Total distributions to shareholders	(61,243,203)	(58,874,884)
Increase (decrease) in net assets from capital stock activity	(1,078,398,765)	35,400,384
Total decrease in net assets	(1,095,280,795)	(86,668,779)
Net assets at beginning of year	1,467,204,561	1,553,873,340
Net assets at end of year	$371,923,766	$1,467,204,561

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,379,108	10,061,534	18,978,425	144,729,900
Distributions reinvested	5,600,105	38,416,718	7,811,070	58,270,577
Shares redeemed	(156,743,080)	(1,131,192,638)	(21,932,386)	(168,346,265)
Net increase (decrease)	(149,763,867)	(1,082,714,386)	4,857,109	34,654,212
Class 2
Shares sold	720,047	5,265,710	797,388	6,149,867
Distributions reinvested	227,706	1,559,787	81,115	604,307
Shares redeemed	(348,195)	(2,509,876)	(796,600)	(6,008,002)
Net increase	599,558	4,315,621	81,903	746,172
Total net increase (decrease)	(149,164,309)	(1,078,398,765)	4,939,012	35,400,384
The accompanying Notes to Financial Statements are an integral part of this statement.
12
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Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2025	$7.28	0.32	0.11	0.43	(0.61)	—	(0.61)
Year Ended 12/31/2024	$7.90	0.31	(0.63)	(0.32)	(0.30)	—	(0.30)
Year Ended 12/31/2023	$7.64	0.30	0.22	0.52	(0.26)	—	(0.26)
Year Ended 12/31/2022	$11.19	0.27	(3.30)	(3.03)	(0.25)	(0.27)	(0.52)
Year Ended 12/31/2021	$12.38	0.26	(0.65)	(0.39)	(0.24)	(0.56)	(0.80)
Class 2
Year Ended 12/31/2025	$7.26	0.29	0.12	0.41	(0.59)	—	(0.59)
Year Ended 12/31/2024	$7.88	0.29	(0.63)	(0.34)	(0.28)	—	(0.28)
Year Ended 12/31/2023	$7.62	0.28	0.22	0.50	(0.24)	—	(0.24)
Year Ended 12/31/2022	$11.15	0.25	(3.28)	(3.03)	(0.23)	(0.27)	(0.50)
Year Ended 12/31/2021	$12.34	0.24	(0.66)	(0.42)	(0.21)	(0.56)	(0.77)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$7.10	6.24%	0.51% (c)	0.48% (c)	4.29%	48%	$351,416
Year Ended 12/31/2024	$7.28	(4.14% )	0.50% (c)	0.49% (c)	4.06%	41%	$1,450,523
Year Ended 12/31/2023	$7.90	6.97%	0.50% (c)	0.49% (c)	3.91%	50%	$1,536,406
Year Ended 12/31/2022	$7.64	(27.55% )	0.50% (c)	0.50% (c)	3.13%	53%	$1,458,011
Year Ended 12/31/2021	$11.19	(3.21% )	0.50% (c)	0.50% (c)	2.32%	48%	$1,960,592
Class 2
Year Ended 12/31/2025	$7.08	5.98%	0.78% (c)	0.73% (c)	4.05%	48%	$20,508
Year Ended 12/31/2024	$7.26	(4.39% )	0.75% (c)	0.74% (c)	3.81%	41%	$16,681
Year Ended 12/31/2023	$7.88	6.68%	0.75% (c)	0.74% (c)	3.69%	50%	$17,467
Year Ended 12/31/2022	$7.62	(27.70% )	0.75% (c)	0.75% (c)	2.85%	53%	$12,175
Year Ended 12/31/2021	$11.15	(3.47% )	0.75% (c)	0.75% (c)	2.07%	48%	$19,183
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
15

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
16
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
17

Notes to Financial Statements (continued)
December 31, 2025
collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
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Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	139,211 *

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	983,799 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(7,602,711)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	7,847,879
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	143,150,703
Futures contracts — short	89,243,835
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
19

Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
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Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2025 was 0.49% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
21

Notes to Financial Statements (continued)
December 31, 2025
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2025 through April 30, 2026 (%)	Prior to May 1, 2025 (%)
Class 1	0.47	0.49
Class 2	0.72	0.74
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
9,150	(9,150)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
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Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2025			Year Ended December 31, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
61,243,203	—	61,243,203	58,874,884	—	58,874,884
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
40,017,021	—	(518,328,681)	(33,724,501)
At December 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
401,297,973	4,141,142	(37,865,643)	(33,724,501)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2025, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2025, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(96,959,618)	(421,369,063)	(518,328,681)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $415,407,556 and $1,423,105,222, respectively, for the year ended December 31, 2025, of which $42,996,539 and $542,935,225, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
23

Notes to Financial Statements (continued)
December 31, 2025
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2025 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,900,000	4.68	12
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2025.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 9. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
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Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Long Government/Credit Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Long Government/Credit Bond Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 23, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
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Columbia Variable Portfolio – Long Government/Credit Bond Fund  | 2025

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Columbia Variable Portfolio – Long Government/Credit Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7016_12_E01_(02/26)

Columbia Variable Portfolio – Strategic Income Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Variable Portfolio – Strategic Income Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Non-Agency 7.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Series 2024-3AL Class A
12/26/2031	5.010%	161,185	162,412
Subordinated Series 2024-3AL Class B
12/26/2031	5.450%	95,449	96,267
Affirm Asset Securitization Trust(a)
Series 2024-A Class A
02/15/2029	5.610%	500,000	500,810
Series 2024-X2 Class B
12/17/2029	5.330%	250,000	250,357
Series 2024-X2 Class C
12/17/2029	5.620%	200,000	200,554
Apidos CLO XXIV(a),(b)
Series 2016-24A Class A1AL
3-month Term SOFR + 1.212% Floor 0.950% 10/20/2030	5.096%	146,125	146,143
ASP WHCO Participation LP(a),(b),(c)
30-day Average SOFR + 2.400% Floor 3.000% 03/29/2029	6.713%	1,150,000	1,150,000
Bain Capital Credit CLO(a),(b)
Series 2018-2A Class A1R
3-month Term SOFR + 1.080% Floor 1.080% 07/19/2031	4.964%	110,883	110,882
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-6A Class E
3-month Term SOFR + 6.762% Floor 6.500% 10/21/2034	10.632%	250,000	239,462
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month Term SOFR + 1.232% 04/15/2031	5.136%	48,623	48,624
EDGEX Issuer Trust(a),(d)
Series 2025-1NN Class CERT
01/15/2031	0.000%	150,000	133,293
EDGEX Issuer Trust(a)
Series 2025-2NN Class A
01/15/2032	5.498%	805,610	806,805
Series 2025-2NN Class B
01/15/2032	6.475%	484,000	485,156
GLS Auto Select Receivables Trust(a)
Series 2024-4A Class A2
12/17/2029	4.430%	281,650	282,657
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GreenSky Home Improvement Issuer Trust(a)
Series 2024-2 Class A4
10/27/2059	5.150%	294,465	298,663
Lendbuzz Securitization Trust(a)
Series 2024-3A Class A2
10/15/2030	4.970%	300,171	300,323
Series 2025-2A Class A2
05/15/2030	5.180%	392,038	393,786
Madison Park Funding LXII Ltd.(a),(b)
Series 2022-62A Class A1R2
3-month Term SOFR + 1.300% Floor 1.300% 07/16/2038	5.194%	600,000	600,193
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR2
3-month Term SOFR + 1.550% Floor 1.550% 10/20/2029	5.434%	374,607	374,751
MPOWER Education Trust(a)
Series 2025-1 Class A
12/22/2042	6.250%	489,464	490,864
Series 2025-1 Class B
12/22/2042	8.180%	100,000	101,635
Series 2025-A Class A
07/21/2042	6.620%	178,420	181,738
Netcredit Combined Receivables LLC(a)
Series 2023-A Class A
12/20/2027	7.780%	32,758	32,798
NetCredit Combined Receivables LLC(a)
Series 2024-A Class A
10/21/2030	7.430%	3,267	3,270
Octagon Investment Partners Ltd.(a),(b)
Series 2018-18A Class A1A
3-month Term SOFR + 1.222% Floor 0.960% 04/16/2031	5.115%	43,619	43,619
Pagaya AI Debt Grantor Trust(a)
Series 2024-11 Class B
07/15/2032	5.637%	257,861	259,786
Series 2025-1 Class B
07/15/2032	5.628%	259,978	260,865
Series 2025-5 Class B
03/15/2033	5.440%	749,971	754,575
Series 2025-8 Class B
07/15/2033	5.409%	300,000	300,784
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2025-R3 Class A
01/18/2033	4.841%	658,667	659,458
Subordinated Series 2024-10 Class B
06/15/2032	5.750%	318,711	321,474
Subordinated Series 2024-10 Class D
06/15/2032	6.429%	367,080	370,537
Subordinated Series 2024-5 Class B
10/15/2031	6.601%	244,512	246,350
Subordinated Series 2024-6 Class B
11/15/2031	6.589%	254,243	256,920
Subordinated Series 2024-6 Class C
11/15/2031	7.068%	162,671	164,578
Subordinated Series 2024-8 Class C
01/15/2032	6.030%	241,604	243,067
Subordinated Series 2024-9 Class B
03/15/2032	5.306%	301,578	302,532
Subordinated Series 2024-9 Class C
03/15/2032	5.774%	229,737	230,541
Subordinated Series 2024-9 Class D
03/15/2032	6.174%	288,438	288,930
Pagaya AI Debt Selection Trust(a)
Subordinated Series 2024-7 Class B
12/15/2031	6.574%	188,610	189,856
Subordinated Series 2024-7 Class C
12/15/2031	7.095%	223,708	225,653
Pagaya AI Debt Trust(a)
Series 2023-8 Class A
06/16/2031	7.299%	165,699	167,838
Subordinated Series 2024-3 Class B
10/15/2031	6.571%	549,589	553,212
Subordinated Series 2024-3 Class C
10/15/2031	7.297%	228,851	230,280
Pagaya Point of Sale Holdings Grantor Trust(a)
Series 2025-2 Class A
07/20/2033	5.065%	500,000	501,642
Research-Driven Pagaya Motor Asset Trust(a)
Series 2023-4A Class A
03/25/2032	7.540%	223,058	223,547
Series 2024-3A Class A
03/25/2033	5.281%	369,381	370,861
Research-Driven Pagaya Motor Trust(a)
Series 2024-1A Class A
06/25/2032	7.090%	174,707	175,493
Upstart Securitization Trust(a)
Subordinated Series 2024-1 Class B
11/20/2034	6.240%	750,000	761,207
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westlake Automobile Receivables Trust(a)
Series 2024-3A Class A2A
09/15/2027	4.820%	111,919	112,073
Total Asset-Backed Securities — Non-Agency (Cost $15,567,078)			15,607,121

Commercial Mortgage-Backed Securities - Non-Agency 0.3%

Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	300,000	237,306
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	400,000	248,364
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month Term SOFR + 1.264% Floor 1.150% 05/15/2038	5.016%	150,000	149,552
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $792,711)			635,222

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Wireless Telecommunication Services 0.0%
Altice Luxco 3(e)	1,253	22,567
Total Communication Services		22,567
Financials —%
Financial Services —%
Fairlane Management Corp.(c),(e),(f)	2,000	—
Total Financials		—
Information Technology 0.0%
Software 0.0%
Avaya Holdings Corp.(e)	415	6,087
Avaya Holdings Corp.(e)	1,975	28,967
Total		35,054
Total Information Technology		35,054
Materials —%
Containers & Packaging —%
Flint Group Packaging(c),(e),(f)	95,393	0
Total Materials		0
Total Common Stocks (Cost $37,344)		57,621
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 0.1%
NextEra Energy Partners LP(a)
06/15/2026	2.500%	251,000	246,306
Total Convertible Bonds (Cost $246,006)			246,306

Corporate Bonds & Notes 33.5%

Aerospace & Defense 0.9%
Allegheny Technologies, Inc.
12/01/2027	5.875%	31,000	31,055
10/01/2029	4.875%	16,000	15,994
10/01/2031	5.125%	63,000	63,090
BAE Systems PLC(a)
03/26/2029	5.125%	211,000	217,028
Boeing Co. (The)
08/01/2059	3.950%	330,000	233,551
Bombardier, Inc.(a)
07/01/2031	7.250%	37,000	39,455
06/01/2032	7.000%	37,000	39,123
Lockheed Martin Corp.
08/15/2030	4.400%	178,000	179,731
Northrop Grumman Corp.
02/01/2029	4.600%	355,000	360,478
TransDigm, Inc.(a)
08/15/2028	6.750%	94,000	95,809
03/01/2029	6.375%	122,000	125,956
03/01/2032	6.625%	152,000	158,125
01/15/2033	6.000%	43,000	44,012
05/31/2033	6.375%	193,000	197,961
01/31/2034	6.750%	127,000	132,397
Total			1,933,765
Airlines 0.2%
Air Canada(a)
08/15/2026	3.875%	62,000	61,758
American Airlines, Inc.(a)
05/15/2029	8.500%	135,000	140,936
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	34,668	34,718
04/20/2029	5.750%	234,729	239,002
Total			476,414
Automotive 1.3%
American Axle & Manufacturing, Inc.
10/01/2029	5.000%	42,000	40,442
American Axle & Manufacturing, Inc.(a)
10/15/2032	6.375%	59,000	60,094
10/15/2033	7.750%	604,000	615,302
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clarios Global LP/US Finance Co.(a)
05/15/2028	6.750%	73,000	74,808
02/15/2030	6.750%	69,000	72,083
09/15/2032	6.750%	105,000	108,912
Ford Motor Credit Co. LLC
05/28/2027	4.950%	235,000	235,786
08/17/2027	4.125%	74,000	73,478
IHO Verwaltungs GmbH(a),(g)
11/15/2030	7.750%	56,000	58,673
11/15/2032	8.000%	76,000	80,048
Nissan Motor Acceptance Co. LLC(a)
09/30/2030	6.125%	56,000	56,017
Nissan Motor Co., Ltd.(a)
07/17/2035	8.125%	180,000	191,733
ZF North America Capital, Inc.(a)
04/14/2030	7.125%	3,000	3,028
03/24/2031	7.500%	870,000	880,354
04/23/2032	6.875%	235,000	228,207
Total			2,778,965
Banking 2.8%
Ally Financial, Inc.
Subordinated
02/14/2033	6.700%	48,000	50,314
Ally Financial, Inc.(h)
Subordinated
01/17/2040	6.646%	23,000	23,174
Bank of America Corp.(h)
07/21/2032	2.299%	327,000	292,396
10/20/2032	2.572%	1,479,000	1,333,324
02/04/2033	2.972%	440,000	402,205
Citigroup, Inc.(h)
09/11/2031	4.503%	755,000	757,040
Goldman Sachs Group, Inc. (The)(h)
10/21/2031	4.369%	864,000	862,204
JPMorgan Chase & Co.(h)
07/22/2030	4.995%	389,000	399,301
10/22/2030	4.603%	20,000	20,277
01/24/2031	5.140%	74,000	76,492
11/08/2032	2.545%	525,000	473,619
Morgan Stanley(h)
Subordinated
09/16/2036	2.484%	345,000	303,253
Morgan Stanley Private Bank(h)
11/19/2031	4.465%	438,000	438,925
Morgan Stanley Private Bank NA(h)
07/18/2031	4.734%	274,000	277,721
PNC Financial Services Group, Inc. (The)(h)
10/20/2034	6.875%	72,000	81,455
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Canada(h)
02/04/2031	5.153%	88,000	90,595
08/06/2031	4.696%	73,000	73,923
11/03/2031	4.305%	139,000	138,328
Wells Fargo & Co.(h)
04/23/2031	5.150%	100,000	103,175
Total			6,197,721
Brokerage/Asset Managers/Exchanges 0.4%
AG Issuer LLC(a)
03/01/2028	6.250%	98,000	98,395
Aretec Escrow Issuer 2, Inc.(a)
08/15/2030	10.000%	98,000	105,718
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	172,000	172,779
Focus Financial Partners LLC(a)
09/15/2031	6.750%	93,000	96,177
Hightower Holding LLC(a)
04/15/2029	6.750%	97,000	96,613
01/31/2030	9.125%	104,000	110,352
Osaic Holdings, Inc.(a)
08/01/2032	6.750%	98,000	102,356
08/01/2033	8.000%	137,000	141,944
Total			924,334
Building Materials 0.6%
CP Atlas Buyer, Inc.(a)
07/15/2030	9.750%	52,000	53,914
James Hardie International Finance DAC(a)
01/15/2028	5.000%	76,000	75,999
JH North America Holdings, Inc.(a)
01/31/2031	5.875%	24,000	24,517
LBM Acquisition LLC(a)
01/15/2029	6.250%	53,000	47,730
06/15/2031	9.500%	118,000	122,645
Quikrete Holdings, Inc.(a)
03/01/2032	6.375%	243,000	252,864
03/01/2033	6.750%	219,000	228,675
QXO Building Products, Inc.(a)
04/30/2032	6.750%	106,000	110,755
Standard Building Solutions, Inc.(a)
08/15/2032	6.500%	25,000	25,772
08/01/2033	6.250%	61,000	62,319
Standard Industries, Inc.(a)
01/15/2028	4.750%	125,000	124,609
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
White Cap Supply Holdings LLC(a)
11/15/2030	7.375%	150,000	155,047
Total			1,284,846
Cable and Satellite 1.6%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	276,000	275,686
02/01/2028	5.000%	79,000	78,351
03/01/2030	4.750%	156,000	149,235
08/15/2030	4.500%	147,000	138,488
02/01/2031	4.250%	131,000	120,384
03/01/2031	7.375%	19,000	19,379
02/01/2032	4.750%	124,000	113,324
01/15/2034	4.250%	133,000	113,232
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	169,000	151,699
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	40,000	32,924
Comcast Corp.
03/01/2026	3.150%	184,000	183,797
11/01/2056	2.937%	460,000	258,685
CSC Holdings LLC(a)
01/31/2029	11.750%	150,000	111,750
02/01/2029	6.500%	60,000	39,641
01/15/2030	5.750%	69,000	25,323
12/01/2030	4.125%	131,000	80,553
12/01/2030	4.625%	56,000	19,996
11/15/2031	5.000%	64,000	22,640
DISH DBS Corp.
07/01/2028	7.375%	24,000	23,160
06/01/2029	5.125%	39,000	34,656
DISH DBS Corp.(a)
12/01/2028	5.750%	92,000	90,017
DISH Network Corp.(a)
11/15/2027	11.750%	261,000	271,599
EchoStar Corp.
11/30/2029	10.750%	204,430	225,794
EchoStar Corp.(g)
11/30/2030	6.750%	127,699	130,854
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	84,000	83,218
08/01/2027	5.000%	141,000	141,195
07/15/2028	4.000%	110,000	107,486
07/01/2030	4.125%	78,000	74,211
Virgin Media Finance PLC(a)
07/15/2030	5.000%	81,000	71,411
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	36,000	35,476
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VZ Secured Financing BV(a)
01/15/2032	5.000%	256,000	231,826
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	84,000	75,000
Total			3,530,990
Chemicals 2.3%
Ashland LLC(a)
09/01/2031	3.375%	156,000	142,347
Avient Corp.(a)
08/01/2030	7.125%	47,000	48,328
11/01/2031	6.250%	37,000	38,043
Axalta Coating Systems Dutch Holding B BV(a)
02/15/2031	7.250%	54,000	56,916
Celanese US Holdings LLC
04/15/2030	6.500%	22,000	22,093
02/15/2031	7.000%	54,000	55,270
07/15/2032	6.879%	29,000	30,158
04/15/2033	6.750%	35,000	34,801
11/15/2033	7.200%	71,000	75,014
02/15/2034	7.375%	70,000	71,191
Element Solutions, Inc.(a)
09/01/2028	3.875%	96,000	93,917
HB Fuller Co.
10/15/2028	4.250%	86,000	85,189
Herens Holdco Sarl(a)
05/15/2028	4.750%	77,000	67,084
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	10,000	10,027
INEOS Finance PLC(a)
05/15/2028	6.750%	521,000	460,836
04/15/2029	7.500%	856,000	736,567
INEOS Quattro Finance 2 PLC(a)
03/15/2029	9.625%	209,000	144,947
Ingevity Corp.(a)
11/01/2028	3.875%	47,000	45,598
Innophos Holdings, Inc.(a)
06/15/2029	11.500%	187,782	170,348
Inversion Escrow Issuer LLC(a)
08/01/2032	6.750%	153,000	152,430
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	125,000	121,295
10/01/2029	6.250%	108,000	104,922
06/15/2031	7.250%	121,000	123,861
02/15/2033	7.250%	544,000	547,132
Qnity Electronics, Inc.(a)
08/15/2032	5.750%	56,000	57,363
08/15/2033	6.250%	45,000	46,734
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SPCM SA(a)
03/15/2027	3.125%	4,000	3,930
Tronox, Inc.(a)
03/15/2029	4.625%	90,000	63,059
09/30/2030	9.125%	382,000	379,957
WR Grace Holdings LLC(a)
06/15/2027	4.875%	76,000	75,918
08/15/2029	5.625%	455,000	432,051
03/01/2031	7.375%	93,000	95,332
08/15/2032	6.625%	421,000	426,631
Total			5,019,289
Construction Machinery 0.3%
Herc Holdings, Inc.(a)
06/15/2030	7.000%	83,000	87,298
03/15/2031	5.750%	31,000	31,445
06/15/2033	7.250%	224,000	237,412
03/15/2034	6.000%	32,000	32,423
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	71,000	72,627
03/15/2031	7.750%	18,000	18,820
Synergy Infrastructure Holdings LLC(a)
12/01/2030	7.875%	97,000	100,846
United Rentals North America, Inc.
01/15/2032	3.750%	19,000	17,826
Total			598,697
Consumer Cyclical Services 0.3%
Arches Buyer, Inc.(a)
06/01/2028	4.250%	75,000	73,615
12/01/2028	6.125%	233,000	227,341
ASGN, Inc.(a)
05/15/2028	4.625%	77,000	75,938
Garda World Security Corp.(a)
11/15/2032	8.375%	54,000	55,087
Match Group Holdings II LLC(a)
10/01/2031	3.625%	52,000	47,641
Match Group, Inc.(a)
06/01/2028	4.625%	156,000	154,531
Total			634,153
Consumer Products 0.2%
CD&R Smokey Buyer, Inc./Radio Systems Corp.(a)
10/15/2029	9.500%	33,000	26,692
Newell Brands, Inc.(a)
06/01/2028	8.500%	12,000	12,570
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newell Brands, Inc.
05/15/2030	6.375%	74,000	72,307
05/15/2032	6.625%	101,000	97,648
Opal Bidco SAS(a)
03/31/2032	6.500%	91,000	93,212
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	55,000	51,801
Whirlpool Corp.
06/15/2030	6.125%	19,000	18,998
06/15/2033	6.500%	20,000	19,397
Total			392,625
Diversified Manufacturing 1.0%
Amsted Industries, Inc.(a)
03/15/2033	6.375%	18,000	18,540
Carrier Global Corp.
02/15/2030	2.722%	1,330,000	1,252,827
Chart Industries, Inc.(a)
01/01/2030	7.500%	37,000	38,606
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	246,000	256,172
EMRLD Borrower LP/Co-Issuer, Inc.(a)
07/15/2031	6.750%	47,000	49,545
Esab Corp.(a)
04/15/2029	6.250%	35,000	36,025
Gates Corp. (The)(a)
07/01/2029	6.875%	56,000	58,193
Madison IAQ LLC(a)
06/30/2029	5.875%	121,000	120,336
Resideo Funding, Inc.(a)
09/01/2029	4.000%	84,000	81,268
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	45,000	45,092
Wesco Distribution, Inc.(a)
03/15/2033	6.375%	39,000	40,696
WESCO Distribution, Inc.(a)
06/15/2028	7.250%	97,000	98,496
03/15/2029	6.375%	64,000	66,164
03/15/2032	6.625%	83,000	86,927
Total			2,248,887
Electric 1.6%
AEP Texas, Inc.
01/15/2050	3.450%	240,000	164,003
Alpha Generation LLC(a)
10/15/2032	6.750%	46,000	47,627
01/15/2034	6.250%	59,000	59,537
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC(a)
02/15/2032	6.375%	81,000	81,096
Calpine Corp.(a)
02/15/2028	4.500%	59,000	59,032
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	76,000	75,778
02/15/2031	3.750%	109,000	101,758
01/15/2032	3.750%	62,000	56,505
DTE Energy Co.
07/01/2027	4.950%	270,000	273,543
Edison International
11/15/2028	5.250%	226,000	229,022
Exelon Corp.
03/15/2052	4.100%	15,000	11,577
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	41,000	38,909
Long Ridge Energy LLC(a)
02/15/2032	8.750%	90,000	95,749
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	75,000	74,183
01/15/2029	7.250%	135,000	138,383
NRG Energy, Inc.
01/15/2028	5.750%	28,000	28,047
NRG Energy, Inc.(a)
06/15/2029	5.250%	57,000	57,154
07/15/2029	5.750%	88,000	88,415
02/01/2033	6.000%	59,000	60,202
01/15/2034	5.750%	86,000	86,735
11/01/2034	6.250%	76,000	78,052
01/15/2036	6.000%	86,000	87,165
Pacific Gas and Electric Co.
07/01/2050	4.950%	290,000	245,554
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	41,000	40,363
PG&E Corp.(h)
03/15/2055	7.375%	57,000	59,369
Talen Energy Supply LLC(a)
02/01/2034	6.250%	103,000	105,047
02/01/2036	6.500%	103,000	106,555
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	59,000	58,907
01/15/2030	4.750%	148,000	143,812
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	75,000	75,044
07/31/2027	5.000%	24,000	23,990
05/01/2029	4.375%	60,000	59,233
10/15/2031	7.750%	116,000	123,011
04/15/2032	6.875%	43,000	45,276
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VoltaGrid LLC(a)
11/01/2030	7.375%	95,000	94,139
XPLR Infrastructure Operating Partners LP(a)
01/15/2031	8.375%	76,000	79,770
03/15/2033	8.625%	108,000	113,512
04/15/2034	7.750%	80,000	81,233
Total			3,447,287
Environmental 0.1%
GFL Environmental, Inc.(a)
08/01/2028	4.000%	56,000	55,183
01/15/2031	6.750%	96,000	100,605
Waste Pro USA, Inc.(a)
02/01/2033	7.000%	105,000	108,325
Total			264,113
Finance Companies 1.1%
Bread Financial Holdings, Inc.(a)
05/15/2031	6.750%	25,000	25,883
CrossCountry Intermediate HoldCo LLC(a)
10/01/2030	6.500%	59,000	60,233
GGAM Finance Ltd.(a)
02/15/2027	8.000%	84,000	86,019
04/15/2029	6.875%	41,000	42,487
03/15/2030	5.875%	69,000	69,944
goeasy Ltd.(a)
12/01/2028	9.250%	8,000	8,227
07/01/2029	7.625%	114,000	112,775
05/15/2030	6.875%	17,000	16,223
10/01/2030	7.375%	17,000	16,363
02/15/2031	6.875%	9,000	8,405
Navient Corp.
03/15/2027	5.000%	41,000	41,052
03/15/2029	5.500%	63,000	62,487
03/15/2031	11.500%	53,000	59,426
OneMain Finance Corp.
05/15/2029	6.625%	80,000	82,854
03/15/2030	7.875%	76,000	80,374
09/15/2030	4.000%	50,000	46,848
05/15/2031	7.500%	56,000	58,912
11/15/2031	7.125%	27,000	28,195
03/15/2032	6.750%	71,000	72,787
09/15/2032	7.125%	61,000	63,466
03/15/2033	6.500%	141,000	142,141
09/15/2033	6.750%	108,000	109,597
Provident Funding Associates LP/PFG Finance Corp.(a)
09/15/2029	9.750%	215,000	226,659
Rocket Cos, Inc.(a)
08/01/2030	6.125%	49,000	50,670
08/01/2033	6.375%	62,000	64,758
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	82,000	77,770
10/15/2033	4.000%	270,000	250,843
Springleaf Finance Corp.
11/15/2029	5.375%	6,000	6,004
United Wholesale Mortgage LLC(a)
06/15/2027	5.750%	83,000	83,195
04/15/2029	5.500%	108,000	107,228
UWM Holdings LLC(a)
02/01/2030	6.625%	116,000	117,357
03/15/2031	6.250%	156,000	155,742
Total			2,434,924
Food and Beverage 1.6%
Bacardi Ltd.(a)
05/15/2028	4.700%	104,000	104,730
05/15/2048	5.300%	420,000	374,218
Bacardi Ltd./Bacardi-Martini BV(a)
06/15/2033	5.400%	1,009,000	1,021,049
Chobani Holdco II LLC(a),(g)
10/01/2029	8.750%	145,323	155,631
Chobani LLC/Finance Corp., Inc.(a)
07/01/2029	7.625%	89,000	92,615
Constellation Brands, Inc.
08/01/2029	3.150%	130,000	125,312
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	70,000	69,974
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	36,000	35,923
01/31/2030	4.125%	45,000	43,509
Performance Food Group, Inc.(a)
09/15/2032	6.125%	36,000	37,159
Post Holdings, Inc.(a)
04/15/2030	4.625%	28,000	27,261
09/15/2031	4.500%	204,000	193,383
02/15/2032	6.250%	56,000	57,584
03/15/2036	6.500%	37,000	37,057
Primo Water Holdings, Inc./Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	96,000	96,523
04/30/2029	4.375%	96,000	93,464
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	105,000	101,239
Tyson Foods, Inc.
06/02/2027	3.550%	650,000	645,566
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Foods, Inc.(a)
09/15/2028	6.875%	47,000	48,499
02/15/2029	4.750%	61,000	60,647
06/01/2030	4.625%	94,000	92,725
01/15/2032	7.250%	44,000	46,202
Total			3,560,270
Gaming 0.7%
Boyd Gaming Corp.
12/01/2027	4.750%	58,000	57,913
Caesars Entertainment, Inc.(a)
02/15/2030	7.000%	63,000	65,242
02/15/2032	6.500%	123,000	126,019
10/15/2032	6.000%	136,000	132,340
Churchill Downs, Inc.(a)
01/15/2028	4.750%	61,000	60,778
05/01/2031	6.750%	33,000	34,227
Light & Wonder International, Inc.(a)
09/01/2031	7.500%	11,000	11,510
10/01/2033	6.250%	106,000	107,270
MGM Resorts International
09/01/2026	4.625%	66,000	65,959
09/15/2029	6.125%	56,000	57,562
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	75,000	73,827
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	128,000	118,554
Rivers Enterprise Borrower LLC/Finance Corp.(a)
02/01/2033	6.625%	164,000	167,908
Rivers Enterprise Lender LLC/Corp.(a)
10/15/2030	6.250%	77,000	78,535
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	334,000	296,766
Scientific Games International, Inc.(a)
11/15/2029	7.250%	61,000	62,562
Voyager Parent LLC(a)
07/01/2032	9.250%	93,000	98,643
Total			1,615,615
Health Care 1.9%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	38,000	37,739
04/15/2029	5.000%	140,000	134,689
03/15/2033	7.375%	70,000	70,719
Avantor Funding, Inc.(a)
07/15/2028	4.625%	29,000	28,836
11/01/2029	3.875%	144,000	137,796
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch & Lomb Escrow Corp.(a)
10/01/2028	8.375%	74,000	77,114
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	17,000	16,851
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%	65,000	57,867
05/15/2030	5.250%	124,000	116,359
02/15/2031	4.750%	68,000	60,537
01/15/2032	10.875%	25,000	27,321
Concentra Escrow Issuer Corp.(a)
07/15/2032	6.875%	186,000	194,878
CVS Health Corp.
03/25/2038	4.780%	240,000	226,669
DaVita, Inc.(a)
07/15/2033	6.750%	70,000	72,628
GE HealthCare Technologies, Inc.
12/15/2028	4.150%	157,000	157,448
HCA, Inc.
09/01/2030	3.500%	665,000	639,655
IQVIA, Inc.(a)
10/15/2026	5.000%	16,000	15,991
05/15/2027	5.000%	61,000	61,013
06/01/2032	6.250%	115,000	120,251
LifePoint Health, Inc.(a)
10/15/2030	11.000%	102,000	111,844
Medline Borrower LP/Co-Issuer, Inc.(a)
04/01/2029	6.250%	64,000	66,261
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	81,000	79,198
10/01/2029	5.250%	186,000	187,036
Select Medical Corp.(a)
12/01/2032	6.250%	31,000	30,296
Star Parent, Inc.(a)
10/01/2030	9.000%	192,000	205,200
Surgery Center Holdings, Inc.(a)
04/15/2032	7.250%	240,000	243,146
Tenet Healthcare Corp.
11/01/2027	5.125%	98,000	97,995
06/15/2028	4.625%	65,000	65,101
10/01/2028	6.125%	52,000	52,211
01/15/2030	4.375%	313,000	307,382
05/15/2031	6.750%	89,000	92,544
Tenet Healthcare Corp.(a)
11/15/2032	5.500%	241,000	244,433
11/15/2033	6.000%	84,000	86,491
Total			4,123,499
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.5%
Centene Corp.
10/15/2030	3.000%	782,000	699,704
UnitedHealth Group, Inc.
01/15/2031	4.650%	362,000	369,582
Total			1,069,286
Home Construction 0.1%
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	110,000	109,316
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	52,000	52,932
Total			162,248
Independent Energy 0.9%
APA Corp.
02/15/2055	6.750%	36,000	35,938
Civitas Resources, Inc.(a)
07/01/2028	8.375%	45,000	46,409
11/01/2030	8.625%	17,000	17,802
07/01/2031	8.750%	154,000	159,858
06/15/2033	9.625%	188,000	202,665
CNX Resources Corp.(a)
01/15/2029	6.000%	88,000	88,691
03/01/2032	7.250%	54,000	56,431
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	163,000	163,761
Comstock Resources, Inc.(a)
03/01/2029	6.750%	32,000	32,000
01/15/2030	5.875%	16,000	15,570
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	83,000	83,651
04/15/2032	6.250%	100,000	94,075
11/01/2033	8.375%	81,000	82,605
02/15/2035	7.250%	160,000	152,065
Matador Resources Co.(a)
04/15/2028	6.875%	35,000	35,746
04/15/2032	6.500%	94,000	95,189
04/15/2033	6.250%	96,000	95,979
Occidental Petroleum Corp.
10/01/2054	6.050%	124,000	118,240
Permian Resources Operating LLC(a)
04/15/2027	8.000%	72,000	72,909
01/15/2032	7.000%	115,000	119,782
02/01/2033	6.250%	58,000	59,513
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SM Energy Co.(a)
08/01/2029	6.750%	58,000	58,432
08/01/2032	7.000%	76,000	74,780
Total			1,962,091
Leisure 0.7%
Boyne USA, Inc.(a)
05/15/2029	4.750%	22,000	21,696
Carnival Corp.(a)
03/15/2030	5.750%	87,000	89,557
08/01/2032	5.750%	195,000	200,343
02/15/2033	6.125%	83,000	85,683
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	69,000	68,682
10/01/2028	6.500%	83,000	81,341
NCL Corp., Ltd.(a)
01/15/2031	5.875%	139,000	138,521
02/01/2032	6.750%	88,000	90,137
09/15/2033	6.250%	85,000	84,980
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	250,000	240,117
Six Flags Entertainment Corp./Theme Parks, Inc.(a)
05/01/2032	6.625%	90,000	90,805
Vail Resorts, Inc.(a)
05/15/2032	6.500%	48,000	49,843
Viking Cruises Ltd.(a)
02/15/2029	7.000%	3,000	3,007
07/15/2031	9.125%	88,000	94,181
10/15/2033	5.875%	181,000	184,039
Total			1,522,932
Life Insurance 0.2%
Met Tower Global Funding(a)
04/12/2029	5.250%	426,000	439,992
Lodging 0.3%
Hilton Domestic Operating Co., Inc.(a)
02/15/2032	3.625%	106,000	98,387
04/01/2032	6.125%	93,000	96,173
09/15/2033	5.750%	53,000	54,235
Hilton Grand Vacations Borrower Escrow LLC(a)
07/01/2031	4.875%	44,000	41,086
01/15/2032	6.625%	115,000	117,952
Hilton Worldwide Finance LLC/Corp.
04/01/2027	4.875%	94,000	94,002
Marriott Ownership Resorts, Inc.(a)
10/01/2033	6.500%	193,000	185,361
Total			687,196
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.1%
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	111,000	111,045
06/01/2029	7.500%	145,000	144,043
04/01/2030	7.875%	114,000	120,231
02/15/2031	7.125%	93,000	97,335
03/15/2033	7.500%	94,000	99,570
Gray Media, Inc.(a)
07/15/2032	9.625%	53,000	55,012
08/15/2033	7.250%	66,000	67,476
iHeartCommunications, Inc.(a)
05/01/2029	9.125%	42,901	41,326
Mav Acquisition Corp.(a)
08/01/2029	8.000%	104,000	105,108
McGraw-Hill Education, Inc.(a)
09/01/2031	7.375%	79,000	83,275
Meta Platforms, Inc.
11/15/2055	5.625%	242,000	232,662
11/15/2065	5.750%	201,000	192,011
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	79,000	79,061
01/15/2029	4.250%	15,000	14,629
03/15/2030	4.625%	78,000	76,122
02/15/2031	7.375%	21,000	22,197
Roblox Corp.(a)
05/01/2030	3.875%	52,000	49,693
Snap, Inc.(a)
03/01/2033	6.875%	239,000	247,918
03/15/2034	6.875%	132,000	135,990
Univision Communications, Inc.(a)
08/15/2028	8.000%	59,000	61,090
05/01/2029	4.500%	90,000	86,466
WarnerMedia Holdings, Inc.
03/15/2032	4.279%	78,000	68,476
03/15/2042	5.050%	216,000	152,562
03/15/2052	5.141%	42,000	27,756
Total			2,371,054
Metals and Mining 0.6%
Alcoa Nederland Holding BV(a)
03/15/2031	7.125%	29,000	30,785
Carpenter Technology Corp.(a)
03/01/2034	5.625%	80,000	81,322
Cleveland-Cliffs, Inc.(a)
11/01/2029	6.875%	29,000	30,018
03/15/2032	7.000%	15,000	15,374
05/01/2033	7.375%	16,000	16,634
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Compass Minerals International, Inc.(a)
07/01/2030	8.000%	45,000	47,089
Constellium SE(a)
06/15/2028	5.625%	88,000	88,027
04/15/2029	3.750%	127,000	122,619
08/15/2032	6.375%	97,000	100,047
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	36,000	36,031
04/01/2029	6.125%	143,000	144,923
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	148,000	143,037
03/01/2034	5.875%	146,000	146,584
Novelis Corp.(a)
01/30/2030	4.750%	120,000	115,984
08/15/2031	3.875%	88,000	80,040
08/15/2033	6.375%	78,000	79,127
Novelis, Inc.(a)
01/30/2030	6.875%	29,000	30,098
Total			1,307,739
Midstream 2.3%
AmeriGas Partners LP/Finance Corp.(a)
06/01/2030	9.500%	109,000	116,146
Antero Midstream Partners LP/Finance Corp.(a)
02/01/2032	6.625%	52,000	53,927
CNX Midstream Partners LP(a)
04/15/2030	4.750%	162,000	156,897
Delek Logistics Partners LP/Finance Corp.(a)
03/15/2029	8.625%	232,000	242,506
06/30/2033	7.375%	181,000	184,730
Enbridge, Inc.
04/05/2027	5.250%	240,000	243,389
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	624,000	551,460
09/30/2040	3.250%	200,000	163,831
Greensaif Pipelines Bidco Sarl(a)
02/23/2038	6.129%	400,000	425,543
Hess Midstream Operations LP(a)
03/01/2028	5.875%	38,000	38,710
10/15/2030	5.500%	38,000	38,411
ITT Holdings LLC(a)
08/01/2029	6.500%	15,000	14,386
NuStar Logistics LP
06/01/2026	6.000%	132,000	132,235
04/28/2027	5.625%	72,000	72,762
Rockies Express Pipeline LLC(a)
03/15/2033	6.750%	38,000	40,100
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sunoco LP(a),(h),(i)
	7.875%	155,000	158,953
Sunoco LP(a)
05/01/2029	7.000%	66,000	68,817
05/01/2032	7.250%	62,000	65,489
07/01/2033	6.250%	85,000	87,056
Sunoco LP/Finance Corp.(a)
09/15/2028	7.000%	45,000	46,420
TransMontaigne Partners LLC(a)
06/15/2030	8.500%	156,000	157,561
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	81,000	76,083
08/15/2031	4.125%	106,000	96,445
11/01/2033	3.875%	58,000	49,785
Venture Global LNG, Inc.(a),(h),(i)
	9.000%	186,000	146,973
Venture Global LNG, Inc.(a)
02/01/2029	9.500%	75,000	77,830
01/15/2030	7.000%	49,000	47,130
06/01/2031	8.375%	69,000	68,629
02/01/2032	9.875%	75,000	77,469
Venture Global Plaquemines LNG LLC(a)
12/15/2030	6.125%	39,000	39,707
05/01/2033	7.500%	59,000	63,771
01/15/2034	6.500%	136,000	139,225
06/15/2034	6.500%	51,000	52,137
05/01/2035	7.750%	59,000	64,599
01/15/2036	6.750%	307,000	314,223
Western Midstream Operating LP
01/15/2029	6.350%	117,000	123,170
Williams Companies, Inc. (The)
08/15/2028	5.300%	505,000	519,954
Total			5,016,459
Oil Field Services 0.5%
Archrock Partners LP/Finance Corp.(a)
09/01/2032	6.625%	44,000	45,322
Kodiak Gas Services LLC(a)
02/15/2029	7.250%	28,000	29,087
10/01/2033	6.500%	77,000	78,598
10/01/2035	6.750%	43,000	44,207
Nabors Industries, Inc.(a)
01/31/2030	9.125%	94,000	98,815
08/15/2031	8.875%	114,000	110,609
11/15/2032	7.625%	55,000	54,048
Transocean Aquila Ltd.(a)
09/30/2028	8.000%	88,216	90,390
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%	182,952	186,874
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transocean, Inc.(a)
05/15/2029	8.250%	23,000	23,136
05/15/2031	8.500%	96,000	95,004
USA Compression Partners LP/Finance Corp.(a)
03/15/2029	7.125%	220,000	227,835
Total			1,083,925
Other Industry 0.0%
Williams Scotsman International, Inc.(a)
08/15/2028	4.625%	32,000	31,878
Williams Scotsman, Inc.(a)
06/15/2029	6.625%	30,000	30,939
04/15/2030	6.625%	38,000	39,301
Total			102,118
Other REIT 0.2%
Ladder Capital Finance Holdings LLLP/Corp.(a)
06/15/2029	4.750%	86,000	85,075
07/15/2031	7.000%	45,000	47,713
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
10/01/2028	5.875%	73,000	73,029
05/15/2029	4.875%	32,000	31,225
02/01/2030	7.000%	29,000	29,727
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%	18,000	18,547
02/15/2029	4.500%	15,000	14,859
04/01/2032	6.500%	51,000	52,911
06/15/2033	6.500%	53,000	54,993
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	20,000	19,841
Service Properties Trust
06/15/2029	8.375%	35,000	35,229
Service Properties Trust(a)
11/15/2031	8.625%	42,000	44,145
Total			507,294
Packaging 0.2%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	211,000	198,613
Clydesdale Acquisition Holdings, Inc.(a)
04/15/2030	8.750%	168,000	170,829
04/15/2032	6.750%	37,000	38,091
Silgan Holdings, Inc.
02/01/2028	4.125%	120,000	118,298
Total			525,831
Pharmaceuticals 0.6%
1261229 BC Ltd.(a)
04/15/2032	10.000%	265,000	276,005
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AbbVie, Inc.
03/15/2029	4.800%	411,000	421,206
11/21/2029	3.200%	113,000	109,604
Bausch Health Companies, Inc.(a)
06/01/2028	4.875%	85,000	76,105
09/30/2028	11.000%	19,000	19,706
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	204,000	201,487
Jazz Securities DAC(a)
01/15/2029	4.375%	73,000	72,019
Organon Finance 1 LLC(a)
04/30/2028	4.125%	30,000	29,226
04/30/2031	5.125%	20,000	16,574
Total			1,221,932
Property & Casualty 0.9%
Acrisure LLC/Finance, Inc.(a)
02/01/2029	8.250%	25,000	25,937
08/01/2029	6.000%	115,000	113,774
07/01/2032	6.750%	49,000	50,394
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	104,000	103,343
10/15/2027	6.750%	18,000	18,032
04/15/2028	6.750%	90,000	91,650
11/01/2029	5.875%	59,000	58,940
01/15/2031	7.000%	78,000	80,933
10/01/2031	6.500%	41,000	42,309
10/01/2032	7.375%	161,000	167,221
AmWINS Group, Inc.(a)
02/15/2029	6.375%	61,000	62,616
Ardonagh Finco Ltd.(a)
02/15/2031	7.750%	119,000	124,735
Ardonagh Group Finance Ltd.(a)
02/15/2032	8.875%	245,000	254,642
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	199,000	198,752
Howden UK Refinance PLC/2 PLC/US Refinance LLC(a)
02/15/2032	8.125%	80,000	82,491
HUB International Ltd.(a)
01/31/2032	7.375%	154,000	161,606
HUB International, Ltd.(a)
06/15/2030	7.250%	261,000	273,706
Panther Escrow Issuer LLC(a)
06/01/2031	7.125%	109,000	112,982
Ryan Specialty LLC(a)
08/01/2032	5.875%	52,000	53,171
Total			2,077,234
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.3%
Genesee & Wyoming, Inc.(a)
04/15/2032	6.250%	87,000	89,830
Norfolk Southern Corp.
08/01/2030	5.050%	304,000	315,252
Watco Cos LLC/Finance Corp.(a)
08/01/2032	7.125%	198,000	207,308
Total			612,390
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	166,000	163,628
01/15/2028	4.375%	163,000	161,925
09/15/2029	5.625%	59,000	60,193
10/15/2030	4.000%	101,000	96,180
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	204,000	193,764
Yum! Brands, Inc.
04/01/2032	5.375%	53,000	53,728
Total			729,418
Retailers 0.3%
Advance Auto Parts, Inc.(a)
08/01/2030	7.000%	44,000	44,297
08/01/2033	7.375%	115,000	115,738
Asbury Automotive Group, Inc.(a)
02/15/2032	5.000%	44,000	42,768
Beach Acquisition Bidco LLC(a),(g)
07/15/2033	10.000%	158,000	173,694
Belron UK Finance PLC(a)
10/15/2029	5.750%	57,000	58,197
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	21,000	20,598
01/15/2030	6.375%	22,000	22,625
L Brands, Inc.
11/01/2035	6.875%	46,000	46,542
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	32,000	31,363
08/01/2031	8.250%	35,000	37,017
Lithia Motors, Inc.(a)
01/15/2031	4.375%	30,000	28,821
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	119,000	109,983
Total			731,643
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.0%
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	58,000	58,001
02/15/2030	4.875%	49,000	48,618
Total			106,619
Technology 3.0%
Amentum Escrow Corp.(a)
08/01/2032	7.250%	139,000	146,540
APLD ComputeCo LLC(a)
12/15/2030	9.250%	285,000	279,536
Block, Inc.
06/01/2026	2.750%	157,000	155,942
06/01/2031	3.500%	31,000	29,106
05/15/2032	6.500%	103,000	107,099
Block, Inc.(a)
08/15/2030	5.625%	73,000	74,458
08/15/2033	6.000%	57,000	58,494
Broadcom, Inc.(a)
11/15/2036	3.187%	246,000	208,730
CACI International, Inc.(a)
06/15/2033	6.375%	98,000	101,430
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(a)
06/15/2029	8.000%	33,000	28,666
Central Parent, Inc./CDK Global, Inc.(a)
06/15/2029	7.250%	39,000	33,109
Cipher Compute LLC(a)
11/15/2030	7.125%	134,000	136,684
Clarivate Science Holdings Corp.(a)
07/01/2029	4.875%	181,000	171,121
Cloud Software Group, Inc,(a)
08/15/2033	6.625%	24,000	23,788
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	213,000	221,830
06/30/2032	8.250%	81,000	84,783
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	397,000	346,486
Ellucian Holdings, Inc.(a)
12/01/2029	6.500%	34,000	34,742
Entegris Escrow Corp.(a)
04/15/2029	4.750%	76,000	76,211
06/15/2030	5.950%	152,000	155,001
Fair Isaac Corp.(a)
05/15/2033	6.000%	81,000	83,051
Flash Compute LLC(a)
12/31/2030	7.250%	74,000	73,348
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GTCR W-2 Merger Sub LLC(a)
01/15/2031	7.500%	168,000	178,566
HealthEquity, Inc.(a)
10/01/2029	4.500%	80,000	78,445
Intel Corp.
03/25/2050	4.750%	220,000	179,771
ION Platform Finance US Inc./SARL(a)
05/01/2028	5.000%	51,000	47,382
05/15/2028	5.750%	103,000	97,707
05/30/2029	9.500%	361,000	365,781
ION Platform Finance US, Inc.(a)
09/30/2032	7.875%	150,000	142,448
Iron Mountain, Inc.(a)
09/15/2027	4.875%	215,000	214,715
01/15/2033	6.250%	38,000	38,332
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	188,000	188,063
NCR Atleos Escrow Corp.(a)
04/01/2029	9.500%	119,000	129,256
NCR Corp.(a)
10/01/2028	5.000%	98,000	97,279
04/15/2029	5.125%	27,000	26,814
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	192,000	192,493
05/15/2031	10.375%	61,000	62,517
NXP BV/Funding LLC/USA, Inc.
01/15/2033	5.000%	194,000	197,043
Oracle Corp.
09/26/2065	6.100%	640,000	565,111
Picard Midco, Inc.(a)
03/31/2029	6.500%	250,000	253,244
Science Applications International Corp.(a)
11/01/2033	5.875%	128,000	129,775
Seagate Data Storage Technology Pte Ltd.(a)
12/15/2029	8.250%	54,000	57,324
Sensata Technologies BV(a)
09/01/2030	5.875%	50,000	50,835
Sensata Technologies, Inc.(a)
07/15/2032	6.625%	17,000	17,796
Shift4 Payments LLC/Finance Sub, Inc.(a)
08/15/2032	6.750%	118,000	121,873
SS&C Technologies, Inc.(a)
06/01/2032	6.500%	46,000	47,816
Synaptics, Inc.(a)
06/15/2029	4.000%	98,000	94,891
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UKG, Inc.(a)
02/01/2031	6.875%	129,000	132,859
WEX, Inc.(a)
03/15/2033	6.500%	97,000	99,397
WULF Compute LLC(a)
10/15/2030	7.750%	63,000	64,896
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	145,000	137,079
Total			6,639,663
Transportation Services 0.3%
Avis Budget Car Rental LLC/Finance, Inc.(a)
02/15/2031	8.000%	98,000	100,748
06/15/2032	8.375%	104,000	107,410
ERAC USA Finance LLC(a)
05/01/2028	4.600%	393,000	398,099
Total			606,257
Wireless 0.5%
Altice France(a)
03/15/2032	6.500%	213,318	204,575
SBA Communications Corp.
02/01/2029	3.125%	112,000	107,039
Sprint Capital Corp.
11/15/2028	6.875%	88,000	94,451
T-Mobile USA, Inc.
01/15/2029	4.850%	559,000	570,944
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	32,000	29,199
07/15/2031	4.750%	110,000	101,644
04/15/2032	7.750%	90,000	93,679
Total			1,201,531
Wirelines 0.8%
Fibercop SpA(a)
07/18/2036	7.200%	59,000	59,015
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	76,000	79,376
03/15/2031	8.625%	64,000	67,418
Iliad Holding SAS(a)
10/15/2028	7.000%	103,000	104,524
Iliad Holding SASU(a)
04/15/2031	8.500%	37,000	39,864
04/15/2032	7.000%	56,000	57,739
Level 3 Financing, Inc.(a)
01/15/2036	8.500%	81,000	83,080
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Optics Bidco SpA(a)
06/04/2038	7.721%	48,000	48,377
Verizon Communications, Inc.
03/21/2031	2.550%	1,039,000	948,903
Windstream Escrow LLC/Finance Corp.(a)
10/01/2031	8.250%	137,000	143,792
Windstream Services LLC(a)
10/15/2033	7.500%	66,000	67,642
Total			1,699,730
Total Corporate Bonds & Notes (Cost $72,416,863)			73,850,976

Exchange-Traded Fixed Income Funds 0.9%
	Shares	Value ($)
High Yield 0.9%
Columbia Short Duration High Yield ETF(j)	98,000	1,985,970
Total Exchange-Traded Fixed Income Funds (Cost $1,968,820)		1,985,970

Foreign Government Obligations(k),(l) 10.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Angola 0.4%
Angolan Government International Bond(a)
04/14/2032	8.750%		231,000	225,101
10/15/2035	9.875%		200,000	198,117
05/08/2048	9.375%		470,000	413,216
Total				836,434
Brazil 0.2%
Brazil Notas do Tesouro Nacional Series F
01/01/2027	10.000%	BRL	1,000,000	176,895
Brazilian Government International Bond
06/12/2030	3.875%		202,000	192,673
Total				369,568
Canada 0.1%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%		70,000	70,417
11/15/2028	8.500%		27,000	28,254
02/15/2030	9.000%		69,000	73,684
12/01/2031	7.000%		34,000	36,226
Total				208,581
Chile 0.2%
Chile Government International Bond
05/07/2041	3.100%		599,000	460,248
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Foreign Government Obligations(k),(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Colombia 1.0%
Colombia Government International Bond
02/02/2034	7.500%		984,000	1,025,669
Colombian TES
04/28/2028	6.000%	COP	5,365,000,000	1,241,746
Total				2,267,415
Dominican Republic 0.3%
Dominican Republic International Bond(a)
01/30/2030	4.500%		155,000	151,261
04/30/2044	7.450%		200,000	220,515
01/27/2045	6.850%		307,000	319,440
Total				691,216
Egypt 0.3%
Egypt Government International Bond(a)
01/31/2047	8.500%		250,000	245,516
02/16/2061	7.500%		599,000	522,750
Total				768,266
France 1.1%
French Republic Government Bond OAT(a)
05/25/2052	0.750%	EUR	1,654,000	850,150
05/25/2053	0.750%	EUR	3,324,000	1,653,212
Total				2,503,362
Ghana 0.2%
Ghana Government International Bond(a),(h)
07/03/2035	5.000%		506,236	462,584
Guatemala 0.1%
Guatemala Government Bond(a)
08/06/2031	6.050%		205,000	213,863
Hungary 0.2%
Hungary Government International Bond(a)
09/22/2032	6.250%		302,000	320,960
09/23/2055	6.750%		205,000	213,929
Total				534,889
India 0.5%
Export-Import Bank of India(a)
01/15/2030	3.250%		239,000	228,564
India Government Bond
02/06/2033	7.260%	INR	58,090,000	668,970
Indian Railway Finance Corp., Ltd.(a)
02/10/2031	2.800%		200,000	183,965
Total				1,081,499
Foreign Government Obligations(k),(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia 0.2%
PT Pertamina Persero(a)
02/09/2031	2.300%		200,000	177,411
05/30/2044	6.450%		200,000	212,633
Total				390,044
Ivory Coast 0.6%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%		519,000	518,284
01/30/2037	8.250%		705,000	766,508
Total				1,284,792
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/03/2055	5.848%		200,000	209,789
Mexico 1.3%
Mexican Bonos
03/02/2028	8.500%	MXN	4,650,000	261,286
Mexico Government International Bond
03/22/2033	5.375%		694,000	687,539
05/07/2036	6.000%		200,000	202,595
01/29/2038	6.625%		200,000	208,735
Petroleos Mexicanos
01/28/2031	5.950%		410,000	396,725
06/15/2035	6.625%		204,000	193,235
02/12/2048	6.350%		400,000	312,753
01/23/2050	7.690%		734,000	657,547
Total				2,920,415
Mongolia 0.2%
Mongolia Government International Bond(a)
01/19/2028	8.650%		400,000	424,977
Nigeria 0.2%
Nigeria Government International Bond(a)
11/28/2047	7.625%		400,000	377,464
Oman 0.1%
Oman Government International Bond(a)
01/17/2048	6.750%		200,000	220,072
Panama 0.1%
Panama Government International Bond
01/19/2033	3.298%		200,000	175,511
Paraguay 0.1%
Paraguay Government International Bond(a)
08/11/2044	6.100%		200,000	206,557
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Foreign Government Obligations(k),(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Romania 0.5%
Romanian Government International Bond(a)
02/10/2037	7.500%		166,000	183,425
06/15/2048	5.125%		362,000	299,156
02/14/2051	4.000%		854,000	584,774
Total				1,067,355
Saudi Arabia 0.2%
Saudi Arabian Oil Co.(a)
11/24/2030	2.250%		453,000	408,937
South Africa 0.4%
Republic of South Africa Government International Bond
09/30/2049	5.750%		510,000	429,466
04/20/2052	7.300%		200,000	201,537
Republic of South Africa Government International Bond(a)
12/11/2055	7.250%		200,000	198,077
Total				829,080
Sri Lanka 0.2%
Sri Lanka Government International Bond(a),(h)
02/15/2038	3.600%		472,372	429,474
Turkey 0.6%
Turkey Government International Bond
05/11/2047	5.750%		651,000	533,740
Turkiye Government International Bond
02/12/2032	7.125%		770,000	815,265
Total				1,349,005
United Arab Emirates 0.2%
DP World Crescent Ltd.(a)
07/18/2029	3.875%		200,000	195,285
DP World Ltd.(a)
09/25/2048	5.625%		200,000	196,270
Total				391,555
United Kingdom 0.5%
United Kingdom Gilt(a)
07/31/2051	1.250%	GBP	1,285,000	769,361
07/22/2057	1.750%	GBP	345,000	219,036
10/22/2061	0.500%	GBP	630,000	222,580
Total				1,210,977
Total Foreign Government Obligations (Cost $21,912,080)				22,293,929

Joint Ventures(m) 0.7%
Value ($)
Itasca Park LLC(c),(e),(f),(j),(n)	345,383
Itasca Park LLC - Unfunded(c),(e),(f),(j),(n)	1,248,000
Total Joint Ventures (Cost $1,600,000)	1,593,383

Residential Mortgage-Backed Securities - Agency 31.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS(b),(o)
CMO Series 2022-27 Class SJ
-1.0 x 30-day Average SOFR + 6.100% Cap 6.100% 06/25/2052	2.226%	1,340,133	138,490
CMO Series 2023-46 Class SD
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 06/25/2050	2.011%	1,849,750	203,243
CMO Series 2023-62 Class SA
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 10/25/2048	2.211%	1,926,478	230,104
CMO Series 2025-104A Class SC
-1.0 x 30-day Average SOFR + 5.550% Cap 5.550% 12/25/2055	1.676%	4,454,137	353,237
CMO Series 2025-52A Class SA
-1.0 x 30-day Average SOFR + 5.100% Cap 5.100% 07/25/2055	1.226%	7,696,008	445,205
Fannie Mae REMICS(b)
CMO Series 2022-60A Class FA
30-day Average SOFR + 0.700% Floor 0.700%, Cap 6.000% 09/25/2052	4.574%	1,896,134	1,864,710
CMO Series 2025-13 Class FA
30-day Average SOFR + 1.300% Floor 1.300%, Cap 6.500% 03/25/2055	5.174%	1,747,273	1,757,743
Federal Home Loan Mortgage Corp.
05/01/2052	3.000%	1,171,270	1,049,447
06/01/2052	3.500%	3,063,848	2,854,558
09/01/2052- 10/01/2053	5.000%	1,703,365	1,727,183
12/01/2053	5.500%	835,147	856,784
12/01/2053	6.000%	779,990	814,252
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(o)
CMO Series 4620 Class AS
-1.0 x 30-day Average SOFR + 0.554% 11/15/2042	1.719%	314,344	33,053
Federal Home Loan Mortgage Corp. REMICS(o)
CMO Series 5051 Class KI
12/25/2050	2.500%	1,412,899	206,806
CMO Series 5192 Class PI
10/25/2051	2.500%	1,392,432	175,597
CMO Series 5198 Class KI
02/25/2052	3.000%	1,025,409	176,762
Federal National Mortgage Association
11/01/2051- 05/01/2052	3.000%	6,721,188	6,014,598
05/01/2052	3.500%	3,721,153	3,491,911
10/01/2053	5.500%	822,073	844,073
Federal National Mortgage Association(o),(p)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	653,461	7
Federal National Mortgage Association(o)
CMO Series 2013-1 Class AI
02/25/2043	3.500%	480,472	66,803
CMO Series 2021-3 Class TI
02/25/2051	2.500%	1,912,191	325,776
Federal National Mortgage Association(b),(o)
CMO Series 2014-93 Class ES
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2045	2.161%	183,986	22,506
CMO Series 2016-31 Class VS
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 06/25/2046	2.011%	331,204	39,774
CMO Series 2017-47 Class SE
-1.0 x 30-day Average SOFR + 5.986% Cap 6.100% 06/25/2047	2.111%	242,501	28,805
CMO Series 2017-56 Class SB
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/25/2047	2.161%	520,458	64,445
CMO Series 2018-76 Class SN
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 10/25/2048	2.161%	237,218	31,885
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association REMICS(o)
CMO Series 2020-77 Class IL
11/25/2050	2.500%	5,585,823	691,629
Federal National Mortgage Association REMICS(b),(o)
CMO Series 2023-61 Class GS
-1.0 x 30-day Average SOFR + 5.700% Cap 5.700% 12/25/2053	1.826%	3,544,353	187,769
Freddie Mac REMICS(o)
CMO Series 5287 Class NI
05/25/2051	3.500%	986,142	193,025
Freddie Mac REMICS(b),(o)
CMO Series 5356 Class SC
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 07/15/2049	1.902%	2,332,082	250,793
CMO Series 5559 Class SC
-1.0 x 30-day Average SOFR + 5.850% Cap 5.850% 07/25/2055	1.976%	972,358	88,663
CMO Series 5604 Class SN
-1.0 x 30-day Average SOFR + 5.550% Cap 5.550% 12/25/2055	1.676%	6,451,581	571,225
Freddie Mac REMICS(b)
CMO Series 5513 Class MQ
30-day Average SOFR + 3.950% Cap 8.250% 06/25/2054	7.824%	1,054,351	1,087,589
CMO Series 5513 Class MU
30-day Average SOFR + 3.950% Cap 8.250% 11/25/2054	7.824%	2,027,811	2,097,415
CMO Series 5515 Class FM
30-day Average SOFR + 1.350% Floor 1.350%, Cap 6.500% 03/25/2055	5.224%	949,387	956,285
CMO Series 5517 Class HT
30-day Average SOFR + 3.950% Floor 3.950%, Cap 8.250% 03/25/2055	7.824%	791,789	813,119
CMO Series 5532 Class MB
30-day Average SOFR + 3.950% Cap 8.250% 04/25/2055	7.824%	406,719	417,673
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 5573 Class F
30-day Average SOFR + 1.000% Cap 8.550% 09/25/2055	8.174%	639,531	659,539
Government National Mortgage Association(o)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	453,554	22,504
CMO Series 2020-138 Class GI
09/20/2050	3.000%	589,994	93,467
CMO Series 2021-140 Class IW
08/20/2051	3.500%	818,690	153,483
CMO Series 2021-16 Class KI
01/20/2051	2.500%	995,540	146,736
CMO Series 2021-57 Class KI
03/20/2051	3.500%	1,153,907	235,616
CMO Series 2021-89 Class IO
05/20/2051	3.000%	864,606	157,959
Government National Mortgage Association(b),(o)
CMO Series 2016-20 Class SQ
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 02/20/2046	2.252%	287,623	39,848
CMO Series 2017-129 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2047	2.352%	252,713	33,112
CMO Series 2017-133 Class SM
-1.0 x 1-month Term SOFR + 6.136% Cap 6.250% 09/20/2047	2.402%	260,420	34,185
CMO Series 2018-124 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 09/20/2048	2.352%	424,827	57,135
CMO Series 2018-147 Class SD
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 10/20/2048	2.302%	635,631	88,362
CMO Series 2018-155 Class ES
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 11/20/2048	2.252%	343,672	44,367
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-168 Class SA
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 12/20/2048	2.252%	297,341	44,639
CMO Series 2018-67 Class SP
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 05/20/2048	2.352%	561,682	74,246
CMO Series 2019-152 Class BS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 12/20/2049	2.202%	634,645	77,749
CMO Series 2019-23 Class LS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 02/20/2049	2.202%	202,359	23,019
CMO Series 2019-29 Class DS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 03/20/2049	2.202%	496,070	49,924
CMO Series 2019-41 Class AS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 03/20/2049	2.202%	404,823	46,077
CMO Series 2019-5 Class SH
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 01/20/2049	2.302%	316,645	35,577
CMO Series 2019-59 Class JS
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 05/20/2049	2.302%	317,892	34,769
CMO Series 2020-101 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2050	2.352%	1,350,187	176,801
CMO Series 2020-55 Class SA
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 04/20/2050	2.202%	988,497	118,810
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-61 Class SM
-1.0 x 1-month Term SOFR + 6.486% Cap 6.600% 07/20/2043	2.752%	881,793	133,719
CMO Series 2020-61 Class SW
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 08/20/2049	2.202%	1,077,084	123,579
CMO Series 2021-155 Class SG
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 09/20/2051	2.452%	921,189	125,957
CMO Series 2021-58 Class SH
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 04/20/2051	2.452%	1,610,341	215,334
CMO Series 2022-135 Class SC
-1.0 x 30-day Average SOFR + 6.050% Cap 6.050% 08/20/2052	2.132%	1,934,417	179,112
CMO Series 2022-148 Class BS
-1.0 x 30-day Average SOFR + 5.950% Cap 5.950% 08/20/2052	2.032%	668,064	79,499
CMO Series 2022-197 Class DS
-1.0 x 30-day Average SOFR + 6.800% Cap 6.800% 11/20/2052	2.882%	1,651,153	221,017
CMO Series 2022-215 Class ES
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 12/20/2049	2.202%	1,805,605	229,384
CMO Series 2022-90 Class SD
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2050	2.202%	986,715	112,168
CMO Series 2022-90 Class SM
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 07/20/2050	2.302%	1,673,579	196,737
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2023-165 Class SG
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 02/20/2050	2.302%	1,983,279	240,188
CMO Series 2023-17 Class SY
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2050	2.202%	1,648,794	177,815
CMO Series 2023-18 Class SB
-1.0 x 30-day Average SOFR + 5.690% Cap 5.690% 02/20/2053	1.772%	1,148,739	108,196
CMO Series 2023-32 Class SD
-1.0 x 30-day Average SOFR + 5.750% Cap 5.750% 02/20/2053	1.832%	2,010,227	196,768
CMO Series 2023-66 Class SK
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2050	2.352%	1,756,401	217,291
CMO Series 2023-75 Class SB
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 06/20/2050	2.202%	1,916,009	227,899
CMO Series 2024-110 Class SG
-1.0 x 30-day Average SOFR + 5.950% Cap 5.950% 07/20/2054	2.032%	1,803,948	131,792
CMO Series 2024-110 Class SQ
-1.0 x 30-day Average SOFR + 6.650% Cap 6.650% 07/20/2054	2.732%	1,870,657	211,445
CMO Series 2024-128 Class S
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 09/20/2048	2.352%	1,730,281	184,906
CMO Series 2024-24 Class SB
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 04/20/2049	2.202%	4,908,969	580,488
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2024-25 Class SG
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 06/20/2051	2.452%	2,176,252	264,552
CMO Series 2024-30 Class IM
-1.0 x 30-day Average SOFR + 5.250% Cap 5.250% 02/20/2054	1.332%	3,039,522	154,010
CMO Series 2024-30 Class SN
30-day Average SOFR + 6.950% Cap 6.950% 02/20/2054	3.032%	3,116,757	324,426
CMO Series 2024-64 Class SM
-1.0 x 30-day Average SOFR + 6.000% Cap 6.000% 04/20/2054	1.901%	1,418,746	152,941
CMO Series 2024-64 Class SN
-1.0 x 30-day Average SOFR + 5.300% Cap 5.300% 04/20/2054	1.382%	1,798,837	105,111
CMO Series 2024-79 Class HS
-1.0 x 30-day Average SOFR + 7.250% Cap 7.250% 05/20/2054	3.332%	866,779	103,264
CMO Series 2024-79 Class JS
-1.0 x 30-day Average SOFR + 7.250% Cap 7.250% 05/20/2054	3.332%	1,334,251	161,442
CMO Series 2024-97 Class YS
-1.0 x 30-day Average SOFR + 6.650% Cap 6.650% 06/20/2054	2.732%	2,049,836	203,478
CMO Series 2025-25 Class SH
-1.0 x 30-day Average SOFR + 5.300% Cap 5.300% 02/20/2055	1.382%	1,968,221	125,886
Government National Mortgage Association(b)
CMO Series 2025-149M Class FP
30-day Average SOFR + 1.100% Floor 1.100%, Cap 6.500% 09/20/2055	5.018%	991,172	994,081
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2025-39 Class M
30-day Average SOFR + 4.000% Floor 4.000%, Cap 7.700% 03/20/2055	7.221%	817,535	839,699
Government National Mortgage Association TBA(q)
01/22/2056	3.000%	2,000,000	1,796,797
Uniform Mortgage-Backed Security TBA(q)
01/20/2041- 01/14/2056	3.000%	2,000,000	1,846,250
01/14/2056	4.000%	5,300,000	5,026,650
01/14/2056	4.500%	6,500,000	6,344,924
01/14/2056	5.000%	3,000,000	2,991,562
01/14/2056	5.500%	6,000,000	6,083,896
01/14/2056	6.000%	5,000,000	5,133,637
Total Residential Mortgage-Backed Securities - Agency (Cost $70,174,841)			70,166,766

Residential Mortgage-Backed Securities - Non-Agency 8.4%

A&D Mortgage Trust(a),(h)
CMO Series 2024-NQM3 Class A1
07/25/2069	6.451%	374,313	380,182
Angel Oak Mortgage Trust(a),(h)
CMO Series 2025-8 Class A2
07/25/2070	5.613%	941,139	946,917
Barclays Mortgage Loan Trust(a),(p)
CMO Series 2025-NQM3 Class A1
05/25/2065	5.640%	317,831	320,666
CAFL Issuer LLC(a),(h)
CMO Series 2021-RTL1 Class A1
03/28/2029	2.239%	40,530	38,460
Cross Mortgage Trust(a),(p)
CMO Series 2025-H5 Class A1
07/25/2070	5.509%	376,353	379,497
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	9.124%	300,000	314,532
Subordinated CMO Series 2020-DNA6 Class B1
30-day Average SOFR + 3.000% 12/25/2050	6.874%	600,000	641,508
Subordinated CMO Series 2021-DNA5 Class B1
30-day Average SOFR + 3.050% 01/25/2034	6.924%	300,000	318,665
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2019-CS02 Class B2
30-day Average SOFR + 0.114% 02/25/2032	4.454%	112,448	110,924
CMO Series 2019-CS02 Class B3
30-day Average SOFR + 0.114% 02/25/2032	4.454%	250,000	241,690
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	8.624%	450,000	467,516
Freddie Mac Structured Agency Credit Risk Debt Notes(o)
CMO Series 2019-CS02 Class IO
02/25/2029	0.270%	20,988,062	132,619
CMO Series 2020-CS02 Class IO1
05/25/2030	0.090%	37,991,202	101,315
CMO Series 2020-CS02 Class IO2
06/25/2030	0.115%	37,991,202	129,459
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
Subordinated CMO Series 2020-CS02 Class B2
30-day Average SOFR + 0.114% 06/25/2033	4.454%	500,000	430,630
GCAT Trust(a),(h)
CMO Series 2025-NQM3 Class A1
05/25/2070	5.550%	450,728	455,240
GITSIT Mortgage Loan Trust(a),(h)
CMO Series 2025-NPL1 Class A1
02/25/2055	6.276%	231,899	232,301
HOMES Trust(a),(p)
CMO Series 2025-AFC4 Class A1
11/25/2060	5.149%	791,268	793,252
LHOME Mortgage Trust(a),(h)
CMO Series 2024-RTL1 Class A1
01/25/2029	7.017%	450,000	451,151
CMO Series 2024-RTL2 Class A1
03/25/2029	7.128%	200,000	201,146
MFA Trust(h)
CMO Series 2024-NPL1 Class A1
09/25/2054	6.330%	1,194,464	1,204,167
NYMT Loan Trust(a),(h)
CMO Series 2024-BPL1 Class A1
02/25/2029	7.154%	450,000	450,403
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	6.874%	8,990	9,017
OBX Trust(a),(h)
CMO Series 2024-NQM3 Class A1
12/25/2063	6.129%	228,699	231,201
OSAT Trust(a),(h)
CMO Series 2021-RPL1 Class A2
05/25/2065	7.967%	223,071	220,941
Preston Ridge Partners Mortgage Trust(a),(h)
CMO Series 2023-RCF1 Class M1
06/25/2053	4.000%	350,000	341,258
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PRET LLC(a),(h)
CMO Series 2024-NPL6 Class A1
10/25/2054	5.926%	695,004	695,387
CMO Series 2024-NPL7 Class A1
10/25/2054	5.925%	578,811	579,129
CMO Series 2024-NPL7 Class A2
10/25/2054	8.956%	350,000	350,486
PRPM LLC(a),(h)
CMO Series 2024-7 Class A1
11/25/2029	5.870%	565,097	565,388
CMO Series 2024-8 Class A1
12/25/2029	5.897%	336,706	336,895
CMO Series 2025-2 Class A1
05/25/2030	6.469%	451,016	451,349
PRPM Trust(a),(b)
CMO Series 2025-NQM6 Class A1
1-month Term SOFR + 0.000% 10/25/2070	5.253%	1,150,000	1,149,792
Radnor Re Ltd.(a),(b)
CMO Series 2021-1 Class M2
30-day Average SOFR + 3.150% 12/27/2033	7.015%	259,482	260,860
CMO Series 2024-1 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 09/25/2034	6.765%	225,237	226,740
RCO X Mortgage LLC(a),(h)
CMO Series 2025-1 Class A1
01/25/2030	5.875%	540,749	540,938
SAIF Securitization Trust(a),(h)
CMO Series 2025-CES1 Class A1
06/25/2065	5.406%	575,804	577,028
Toorak Mortgage Trust(a),(h)
CMO Series 2024-RRTL2 Class A1
09/25/2039	5.504%	650,000	652,931
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M2
1-month Term SOFR + 5.614% 10/25/2033	9.342%	179,625	182,095
Unlock HEA Trust(a)
CMO Series 2023-1 Class A
10/25/2038	7.000%	341,301	341,771
Vericrest Opportunity Loan Transferee(a),(h)
CMO Series 2021-NPL4 Class A1
03/27/2051	6.240%	39,694	39,708
Verus Securitization Trust(a),(p)
CMO Series 2023-1 Class M1
12/25/2067	6.842%	1,000,000	997,160
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(p)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	196,981
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	98,743
Vista Point Securitization Trust(a),(p)
CMO Series 2025-CES2 Class A1
08/25/2055	5.601%	708,576	712,471
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $18,217,004)			18,500,509

Senior Loans 10.7%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.4%
Aretec Group, Inc.(b),(r)
Tranche B4 1st Lien Term Loan
1-month Term SOFR + 3.000% 08/09/2030	6.716%	148,875	149,341
Focus Financial Partners LLC(b),(r)
Tranche C Term Loan
1-month Term SOFR + 2.500% 09/15/2031	6.216%	121,501	121,673
GTCR Everest Borrower LLC(b),(r)
Term Loan
3-month Term SOFR + 2.750% 09/05/2031	6.422%	135,923	136,376
Jefferies Finance LLC(b),(r)
Term Loan
1-month Term SOFR + 2.750% 10/21/2031	6.500%	102,364	101,596
June Purchaser LLC(b),(r),(s),(t)
Delayed Draw Term Loan
3-month Term SOFR + 2.750% 11/28/2031	2.750%	19,286	19,402
June Purchaser LLC(b),(r)
Term Loan
3-month Term SOFR + 2.750% 11/28/2031	6.422%	114,847	115,540
Osaic Holdings, Inc.(b),(r)
Term Loan
6-month Term SOFR + 3.000% 07/30/2032	6.595%	103,899	104,269
VFH Parent LLC(b),(r)
Tranche B2 Term Loan
1-month Term SOFR + 2.500% 06/21/2031	6.216%	132,424	132,700
Total			880,897
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.3%
Cornerstone Building Brands, Inc.(b),(r)
Tranche C Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 05/15/2031	8.250%	33,200	23,351
DG Investment Intermediate Holdings 2, Inc.(b),(r)
1st Lien Term Loan
1-month Term SOFR + 3.750% 07/09/2032	7.466%	39,655	39,655
Green Infrastructure Partners, Inc.(b),(r)
Term Loan
3-month Term SOFR + 2.750% 09/24/2032	6.422%	81,250	81,250
Johnstone Supply LLC(b),(r)
Term Loan
1-month Term SOFR + 2.500% 06/09/2031	6.230%	49,499	49,740
LBM Acquisition LLC(b),(r)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 06/06/2031	7.584%	49,250	46,115
1-month Term SOFR + 5.000% 06/06/2031	8.734%	100,500	100,299
Madison Safety & Flow LLC(b),(r)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 2.500% 09/26/2031	6.227%	21,565	21,695
Park River Holdings, Inc.(b),(r)
Term Loan
3-month Term SOFR + 4.500% 03/15/2031	8.485%	35,106	35,275
Quikrete Holdings, Inc.(b),(r)
Tranche B3 1st Lien Term Loan
1-month Term SOFR + 2.250% 02/10/2032	5.966%	52,361	52,511
Smyrna Ready Mix Concrete LLC(b),(r)
Term Loan
1-month Term SOFR + 3.000% 04/02/2029	6.716%	109,077	109,622
Specialty Building Products Holdings LLC(b),(r)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 10/15/2028	7.566%	117,228	109,051
White Cap Supply Holdings LLC(b),(r)
Tranche C Term Loan
1-month Term SOFR + 3.250% 10/19/2029	6.966%	99,000	99,379
Total			767,943
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.2%
Sunrise Financing Partnership(b),(r)
Tranche AAA Term Loan
6-month Term SOFR + 2.500% 02/15/2032	6.691%	118,267	118,609
Virgin Media Bristol LLC(b),(r)
Tranche Q Term Loan
1-month Term SOFR + 3.250% 01/31/2029	7.115%	300,000	300,375
Total			418,984
Chemicals 0.8%
A-AP Buyer, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.750% 09/09/2031	6.466%	33,412	33,517
Chemours Co. (The)(b),(r)
Tranche B4 Term Loan
1-month Term SOFR + 3.500% 10/15/2032	7.216%	150,000	147,937
Ineos Quattro Holdings UK Ltd.(b),(r)
Tranche B Term Loan
1-month Term SOFR + 4.250% 04/02/2029	8.066%	440,878	308,615
Ineos US Finance LLC(b),(r),(s)
Term Loan
1-month Term SOFR + 3.250% 02/18/2030	6.966%	425,648	341,412
1-month Term SOFR + 3.000% 02/07/2031	6.716%	45,045	35,980
Ineos US Finance LLC(b),(r)
Term Loan
1-month Term SOFR + 3.250% 02/19/2030	0.000%	475,087	383,039
Lummus Technology Holdings V LLC(b),(r)
Tranche B Term Loan
1-month Term SOFR + 2.500% 12/31/2029	6.216%	107,886	107,925
Olympus Water US Holding Corp.(b),(r)
Tranche B6 Term Loan
3-month Term SOFR + 3.000% 06/20/2031	6.672%	273,339	270,698
USALCO LLC(b),(r),(s),(t)
Delayed Draw Term Loan
3-month Term SOFR + 1.000% 09/30/2031	1.000%	4,793	4,810
USALCO LLC(b),(r)
Term Loan
1-month Term SOFR + 3.500% 09/30/2031	7.216%	46,059	46,217
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
W. R. Grace Holdings LLC(b),(r)
Tranche B1 Term Loan
3-month Term SOFR + 3.000% 08/19/2032	6.689%	59,850	59,794
Total			1,739,944
Construction Machinery 0.0%
Engineered Machinery Holdings, Inc.(b),(r)
Term Loan
3-month Term SOFR + 3.250% 11/22/2032	6.922%	52,336	52,624
Consumer Cyclical Services 0.6%
Allied Universal Holdco LLC(b),(r)
Term Loan
1-month Term SOFR + 3.250% 08/20/2032	6.966%	149,625	150,306
Arches Buyer, Inc.(b),(r)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	7.066%	475,000	475,656
BradyPLUS Holdings LLC(b),(r)
Term Loan
3-month Term SOFR + 3.500% 12/13/2032	7.190%	64,920	64,162
Ensemble RCM LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 3.000% 08/01/2029	6.840%	69,255	69,555
Fleet Midco I Ltd.(b),(c),(r)
Tranche B2 Term Loan
6-month Term SOFR + 2.750% 02/21/2031	6.792%	37,032	37,171
OMNIA Partners LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 2.750% 12/31/2032	6.455%	148,129	148,579
Raven Acquisition Holdings LLC(b),(r),(s),(t)
Delayed Draw Term Loan
3-month Term SOFR + 3.000% 11/19/2031	3.000%	10,877	10,908
Raven Acquisition Holdings LLC(b),(r)
Term Loan
1-month Term SOFR + 3.000% 11/19/2031	6.716%	151,520	151,945
Rosen International SARL(b),(r)
Term Loan
3-month Term SOFR + 2.250% 03/26/2031	5.922%	111,656	111,883
Total			1,220,165
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.1%
Lavender Dutch Borrow BV(b),(r),(s)
Term Loan
3-month Term SOFR + 3.250% 09/27/2032		91,071	91,716
SRAM LLC(b),(r)
Term Loan
6-month Term SOFR + 2.250% 02/27/2032	5.963%	52,786	52,786
Total			144,502
Diversified Manufacturing 0.4%
Dynamo Midco BV(b),(r)
Tranche B1 Term Loan
1-month Term SOFR + 3.250% 09/30/2031	7.093%	59,251	59,769
Madison IAQ LLC(b),(r)
Term Loan
3-month Term SOFR + 2.750% 11/08/2032	6.637%	104,165	104,733
TK Elevator Midco GmbH(b),(r)
Tranche B Term Loan
6-month Term SOFR + 2.750% 04/30/2030	6.947%	474,396	477,086
WEC US Holdings, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.000% 01/27/2031	5.873%	248,741	249,069
Total			890,657
Electric 0.8%
Astoria Project Partners LLC/Energy LLC(b),(r)
Tranche B Term Loan
1-month Term SOFR + 2.750% 06/23/2032	6.466%	39,450	39,709
Bayonne Energy Center LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 3.000% 10/01/2032	6.672%	126,606	127,318
Calpine Corp.(b),(r)
Term Loan
1-month Term SOFR + 1.750% 02/15/2032	5.466%	358,975	358,845
Carroll County Energy LLC(b),(r)
Term Loan
3-month Term SOFR + 2.750% 06/30/2031	6.422%	97,199	97,563
Compass Power Generation LLC(b),(r)
Tranche B4 Term Loan
1-month Term SOFR + 3.250% 04/14/2029	6.966%	43,893	44,146
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Constellation Renewables LLC(b),(r)
Term Loan
3-month Term SOFR + 2.000% Floor 1.000% 12/15/2027	5.822%	397,797	398,958
Cornerstone Generation LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 3.250% 08/11/2032	7.093%	149,625	150,801
CPV Fairview LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 2.500% 08/14/2031	6.172%	66,500	66,729
EFS Cogen Holdings I LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 3.000% 10/03/2031	6.672%	28,817	29,023
Hamilton Projects Acquiror LLC(b),(r)
Term Loan
1-month Term SOFR + 2.500% 05/30/2031	6.216%	106,929	107,537
Invenergy Thermal Operating I LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 2.750% 05/17/2032	6.410%	25,316	25,386
Tranche C Term Loan
3-month Term SOFR + 2.750% 05/17/2032	6.410%	1,540	1,544
Lackawanna Energy Center LLC(b),(r)
Tranche B Term Loan
1-month Term SOFR + 3.000% 08/05/2032	6.784%	143,580	144,334
South Field Energy LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 3.000% 08/29/2031	6.672%	36,213	36,440
Tranche C Term Loan
3-month Term SOFR + 3.000% 08/29/2031	6.672%	2,182	2,196
West Deptford Energy Holdings LLC(b),(r)
Term Loan
1-month Term SOFR + 4.000% 12/30/2031	7.716%	80,629	79,941
Total			1,710,470
Environmental 0.2%
EnergySolutions LLC/Envirocare of Utah LLC(b),(r)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 09/20/2030	6.966%	148,720	149,587
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
GFL Environmental Services, Inc.(b),(r)
Term Loan
3-month Term SOFR + 2.500% 03/03/2032	6.273%	149,625	150,074
Northstar Group Services, Inc.(b),(r)
Tranche B Term Loan
3-month Term SOFR + 4.750% Floor 0.500% 05/31/2030	8.590%	101,987	102,704
Tidal Waste & Recycling Holdings LLC(b),(r)
Term Loan
3-month Term SOFR + 2.750% 10/24/2031	6.422%	59,550	59,922
Total			462,287
Finance Companies 0.0%
Red SPV LLC(b),(r)
Term Loan
1-month Term SOFR + 2.250% 03/15/2032	5.984%	52,238	52,216
Food and Beverage 0.6%
A-AG US GSI Bidco, Inc.(b),(r)
Term Loan
3-month Term SOFR + 5.000% 10/31/2031	8.672%	107,521	107,589
Aramark Intermediate HoldCo Corp.(b),(r)
Tranche B9 Term Loan
1-month Term SOFR + 1.750% 04/06/2028	5.471%	300,000	300,225
Aspire Bakeries Holdings LLC(b),(r)
Term Loan
1-month Term SOFR + 3.500% 12/23/2030	7.221%	148,873	149,339
CHG PPC Parent LLC(b),(r)
1st Lien Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 12/08/2028	6.831%	60,161	60,311
Dechra Pharmaceuticals Holdings Ltd.(b),(r)
Tranche B1 Term Loan
6-month Term SOFR + 3.250% 01/27/2032	7.447%	149,624	150,513
Froneri International Ltd.(b),(r)
Tranche B6 Term Loan
6-month Term SOFR + 2.250% 08/02/2032	6.122%	66,667	66,641
Golden State Foods LLC(b),(r)
Term Loan
3-month Term SOFR + 4.000% 12/04/2031	7.672%	149,244	149,974
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Primo Brands Corp.(b),(r)
1st Lien Term Loan
3-month Term SOFR + 2.250% 03/31/2028	5.922%	198,995	199,477
Sazerac Co., Inc.(b),(r)
Tranche B1 Term Loan
1-month Term SOFR + 2.500% 07/09/2032	6.280%	185,116	185,296
Total			1,369,365
Gaming 0.4%
Caesars Entertainment, Inc.(b),(r)
Tranche B Term Loan
1-month Term SOFR + 2.250% Floor 0.500% 02/06/2030	5.966%	408,291	404,617
ECL Entertainment LLC(b),(r)
Tranche B Term Loan
1-month Term SOFR + 3.000% 08/30/2030	6.716%	143,136	142,599
Flutter Entertainment PLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 2.000% 06/04/2032	5.672%	159,641	159,641
HRNI Holdings LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 12/11/2028	8.086%	133,333	128,667
Ontario Gaming GTA LP(b),(r)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.500% 08/01/2030	7.922%	149,239	137,805
Total			973,329
Health Care 0.6%
Cotiviti, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.750% 03/26/2032	6.623%	149,250	143,001
Icon PLC(b),(r)
Term Loan
3-month Term SOFR + 2.000% Floor 0.500% 07/03/2028	5.672%	96,528	97,222
3-month Term SOFR + 2.000% Floor 0.500% 07/03/2028	5.672%	24,050	24,223
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Medline Borrower LP(b),(r)
Term Loan
1-month Term SOFR + 1.750% 10/23/2030	5.466%	409,328	410,650
Parexel International, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.750% 12/12/2031	6.466%	148,487	148,889
Resonetics LLC(b),(r)
1st Lien Term Loan
3-month Term SOFR + 2.750% 06/18/2031	6.593%	149,250	149,399
Surgery Center Holdings, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.500% 12/19/2030	6.216%	147,384	147,871
US Fertility Enterprises LLC(b),(r),(s)
Delayed Draw Term Loan
3-month Term SOFR + 3.500% 12/10/2032		46,549	46,665
3-month Term SOFR + 3.500% 12/10/2032		7,053	7,070
WS Audiology A/S(b),(r)
Tranche B8 Term Loan
6-month Term SOFR + 3.500% 02/28/2029	7.198%	121,502	122,148
Total			1,297,138
Home Construction 0.0%
Tecta America Corp.(b),(r)
Term Loan
1-month Term SOFR + 2.750% 02/18/2032	6.466%	38,180	38,290
Independent Energy 0.0%
Hilcorp Energy I LP(b),(r)
Term Loan
1-month Term SOFR + 2.000% 02/11/2030	5.736%	59,550	59,588
Leisure 0.3%
Alterra Mountain Co.(b),(r)
Tranche B8 Term Loan
1-month Term SOFR + 2.500% 05/31/2030	6.216%	57,824	58,041
Tranche B9 Term Loan
1-month Term SOFR + 2.500% 08/17/2028	6.216%	238,442	239,038
Bulldog Purchaser, Inc.(b),(r)
1st Lien Term Loan
3-month Term SOFR + 3.750% 06/27/2031	7.685%	48,267	48,518
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cinemark USA, Inc.(b),(r)
Term Loan
3-month Term SOFR + 2.250% 05/24/2030	5.953%	149,248	149,258
Crown Finance US, Inc.(b),(r)
Term Loan
1-month Term SOFR + 4.500% 12/02/2031	8.343%	126,228	124,272
TKO Worldwide Holdings LLC(b),(r)
Tranche B5 1st Lien Term Loan
3-month Term SOFR + 2.000% 11/21/2031	5.868%	148,504	149,101
Total			768,228
Life Insurance 0.1%
OneDigital Borrower LLC(b),(r)
1st Lien Term Loan
1-month Term SOFR + 3.000% 07/02/2031	6.716%	129,723	129,888
Lodging 0.1%
SGH2 LLC(b),(r)
Term Loan
3-month Term SOFR + 4.500% 08/18/2032	8.172%	80,832	81,034
Travel + Leisure Co.(b),(r)
Term Loan
3-month Term SOFR + 2.000% 12/14/2029	5.738%	149,625	149,770
Total			230,804
Media and Entertainment 0.2%
Cengage Learning, Inc.(b),(r)
Term Loan
3-month Term SOFR + 3.500% 03/24/2031	7.287%	197,507	198,173
Plano Holdco, Inc.(b),(r)
Term Loan
3-month Term SOFR + 3.500% 10/02/2031	7.172%	135,463	131,060
Total			329,233
Midstream 0.1%
AL GCX Holdings LLC(b),(r)
Term Loan
1-month Term SOFR + 2.250% 12/11/2032	5.981%	29,963	29,982
Rockpoint Gas Storage Partners LP(b),(r)
Term Loan
3-month Term SOFR + 2.500% 09/18/2031	6.172%	148,500	149,057
Total			179,039
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions 0.3%
ACP Tara Holdings, Inc.(b),(r),(s)
Term Loan
3-month Term SOFR + 3.250% 09/17/2032	6.973%	107,143	107,679
Acuren Delaware Holdco, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.750% 07/30/2031	6.466%	149,246	149,842
Apex Group Treasury LLC(b),(r)
Term Loan
3-month Term SOFR + 3.500% 02/27/2032	7.387%	62,070	58,249
BCP VI Summit Holdings LP(b),(r)
Term Loan
1-month Term SOFR + 3.000% 01/30/2032	6.843%	51,434	51,739
Emerald X, Inc.(b),(r),(s)
Term Loan
1-month Term SOFR + 3.250% 01/30/2032		116,667	117,591
Mariner Wealth Advisers LLC(b),(r),(s)
Tranche B Term Loan
3-month Term SOFR + 2.250% 12/31/2030		31,853	32,277
Opal US LLC(b),(r)
Tranche B4 Term Loan
3-month Term SOFR + 3.000% 04/28/2032	6.686%	149,625	150,419
Total			667,796
Other Industry 0.8%
Aramark Intermediate HoldCo Corp.(b),(r)
Tranche B10 Term Loan
1-month Term SOFR + 1.750% 06/22/2030	5.471%	471,250	472,240
Brand Industrial Services, Inc.(b),(r)
Tranche C Term Loan
3-month Term SOFR + 4.500% Floor 0.500% 08/01/2030	8.354%	756,953	688,138
Chariot Buyer LLC(b),(r)
1st Lien Term Loan
1-month Term SOFR + 2.750% 09/08/2032	6.466%	49,750	49,823
Grant Thornton Advisors LLC(b),(r)
Term Loan
1-month Term SOFR + 2.750% 06/02/2031	6.466%	148,132	148,251
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
MRP Buyer LLC(b),(r),(s),(t)
Delayed Draw Term Loan
3-month Term SOFR + 3.250% 06/04/2032	5.461%	16,910	16,757
MRP Buyer LLC(b),(r)
Term Loan
3-month Term SOFR + 3.250% 06/04/2032	6.922%	132,732	131,529
Pinnacle Buyer LLC(b),(r),(s),(t)
Tranche B Delayed Draw Term Loan
3-month Term SOFR + 1.250% 09/10/2032	1.250%	24,194	24,269
Pinnacle Buyer LLC(b),(r)
Tranche B Term Loan
3-month Term SOFR + 2.500% 09/10/2032	6.485%	125,806	126,200
Total			1,657,207
Other REIT 0.0%
OEG Borrower LLC(b),(r)
Term Loan
3-month Term SOFR + 3.500% 06/30/2031	7.201%	54,861	54,998
Packaging 0.3%
Charter Next Generation, Inc.(b),(r)
1st Lien Term Loan
1-month Term SOFR + 2.750% 11/29/2030	6.500%	248,042	248,394
Clydesdale Acquisition Holdings, Inc.(b),(r)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.250% 04/01/2032	6.966%	74,414	74,314
Flint Group Packaging Inks North America Holdings LLC(b),(r)
Tranche B 2nd Lien Term Loan
3-month Term SOFR + 0.100% 12/31/2027	4.221%	138,474	7,755
Tranche B Term Loan
3-month Term SOFR + 4.250% 12/31/2026	8.371%	170,013	160,557
LC Ahab US Bidco LLC(b),(r)
Term Loan
1-month Term SOFR + 3.000% 05/01/2031	6.716%	148,496	148,775
Owens-Brockway Glass Container, Inc.(b),(r)
Tranche B1 Term Loan
3-month Term SOFR + 3.000% 09/30/2032	6.838%	96,429	97,122
Total			736,917
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.0%
Amneal Pharmaceuticals LLC(b),(r)
Term Loan
1-month Term SOFR + 3.500% 08/01/2032	7.216%	95,927	96,647
Property & Casualty 0.4%
Alliant Holdings Intermediate LLC(b),(r)
Term Loan
1-month Term SOFR + 2.500% 09/19/2031	6.216%	111,470	111,690
Broadstreet Partners, Inc.(b),(r)
Tranche B Term Loan
1-month Term SOFR + 2.750% 06/13/2031	6.466%	490,323	491,740
CRC Insurance Group LLC(b),(r)
1st Lien Term Loan
3-month Term SOFR + 2.750% 05/06/2031	6.422%	72,782	72,813
Hub International Ltd.(b),(r)
Term Loan
3-month Term SOFR + 2.250% 06/20/2030	6.120%	149,119	149,826
Total			826,069
Restaurants 0.3%
Dave & Buster’s, Inc.(b),(r)
Tranche B Term Loan
3-month Term SOFR + 3.250% 11/01/2031	7.072%	148,500	132,025
Flynn Restaurant Group LP(b),(r)
1st Lien Term Loan
1-month Term SOFR + 3.750% 01/28/2032	7.466%	53,181	53,355
IRB Holding Corp.(b),(r)
Tranche B Term Loan
1-month Term SOFR + 2.500% 12/15/2030	6.216%	149,625	149,912
Whatabrands LLC(b),(r)
Tranche B Term Loan
1-month Term SOFR + 2.500% 08/03/2028	6.216%	294,761	295,457
Total			630,749
Retailers 0.3%
Belron Finance 2019 LLC(b),(r)
Term Loan
3-month Term SOFR + 2.250% 10/16/2031	6.120%	99,827	100,326
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Great Outdoors Group LLC(b),(r)
Tranche B3 Term Loan
1-month Term SOFR + 3.250% Floor 0.750% 01/23/2032	6.966%	487,443	489,880
Harbor Freight Tools USA, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.250% 06/11/2031	5.966%	49,127	48,601
Mavis Tire Express Services Topco Corp.(b),(r)
1st Lien Term Loan
1-month Term SOFR + 3.000% 05/04/2028	6.716%	66,167	66,379
Total			705,186
Technology 2.0%
Ahead DB Holdings LLC(b),(r)
Tranche B5 1st Lien Term Loan
3-month Term SOFR + 2.500% Floor 0.750% 02/03/2031	6.172%	148,130	147,826
Applied Systems, Inc.(b),(r)
Tranche B1 1st Lien Term Loan
3-month Term SOFR + 2.500% 02/24/2031	6.172%	148,132	148,903
Ascend Learning LLC(b),(r)
Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 12/11/2028	6.716%	54,793	54,920
athenahealth Group, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 02/15/2029	6.466%	435,140	435,593
Avaya, Inc.(b),(r)
Term Loan
1-month Term SOFR + 7.500% Floor 1.000% 08/01/2028	11.216%	105,293	94,162
BCPE Pequod Buyer, Inc.(b),(r)
Term Loan
1-month Term SOFR + 3.000% 11/25/2031	6.716%	78,357	78,479
Boxer Parent Co., Inc.(b),(r)
Term Loan
3-month Term SOFR + 3.000% 07/30/2031	6.822%	115,792	115,399
Central Parent LLC(b),(r)
1st Lien Term Loan
3-month Term SOFR + 3.250% 07/06/2029	6.922%	147,381	124,475
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cloud Software Group, Inc.(b),(r)
Tranche B1 Term Loan
3-month Term SOFR + 3.250% 08/13/2032	6.922%	91,378	91,436
Cornerstone OnDemand, Inc.(b),(r)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 10/16/2028	7.581%	149,225	136,541
Darktrace Finco US LLC(b),(r)
1st Lien Term Loan
3-month Term SOFR + 3.250% 10/09/2031	7.185%	138,346	138,767
Dayforce, Inc.(b),(r),(s)
Tranche B Term Loan
3-month Term SOFR + 3.500% 10/07/2032		215,573	214,804
Ellucian Holdings, Inc.(b),(r)
1st Lien Term Loan
1-month Term SOFR + 2.750% 10/09/2029	6.466%	149,248	149,994
Fortress Intermediate 3, Inc.(b),(r)
Tranche B Term Loan
1-month Term SOFR + 3.000% 06/27/2031	6.784%	148,503	148,365
Genesys Cloud Services Holdings I LLC(b),(r)
Term Loan
1-month Term SOFR + 2.500% 01/30/2032	6.216%	149,623	149,156
Icon Parent I, Inc.(b),(r),(s)
1st Lien Term Loan
3-month Term SOFR + 2.750% 11/13/2031	6.445%	149,832	150,095
ION Platform Finance US, Inc.(b),(r)
Term Loan
3-month Term SOFR + 3.750% 09/30/2032	7.422%	123,214	115,337
KnowBe4, Inc.(b),(r)
1st Lien Term Loan
3-month Term SOFR + 3.750% 07/23/2032	7.590%	95,946	95,886
McAfee Corp.(b),(r)
Tranche B1 Term Loan
1-month Term SOFR + 3.000% 03/01/2029	6.716%	295,505	271,774
Mitchell International, Inc.(b),(r)
1st Lien Term Loan
1-month Term SOFR + 3.250% 06/17/2031	6.966%	139,308	139,676
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Consumer, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.500% 10/31/2030	5.966%	148,505	148,536
Peraton Corp.(b),(r)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 3.750% Floor 0.750% 02/01/2028	7.690%	325,167	301,303
Project Boost Purchaser LLC(b),(r)
1st Lien Term Loan
3-month Term SOFR + 2.750% 07/16/2031	6.422%	149,250	149,560
Proofpoint, Inc.(b),(r)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 3.000% 08/31/2028	6.672%	148,489	149,117
Sanmina Corp.(b),(r)
Tranche B1 Term Loan
1-month Term SOFR + 2.000% 08/07/2032	5.916%	70,000	70,088
Storable, Inc.(b),(r)
1st Lien Term Loan
1-month Term SOFR + 3.250% 04/16/2031	6.966%	198,220	198,963
UKG, Inc.(b),(r)
1st Lien Term Loan
3-month Term SOFR + 2.500% 02/10/2031	6.338%	42,322	42,339
Ultra Clean Holdings, Inc.(b),(r)
Term Loan
1-month Term SOFR + 2.750% 02/25/2028	6.466%	88,037	88,404
Virtusa Corp.(b),(r)
Tranche B2 Term Loan
1-month Term SOFR + 3.250% Floor 0.750% 02/15/2029	6.966%	147,375	147,596
Total			4,297,494
Tobacco 0.0%
Savor Acquisition, Inc.(b),(r)
Term Loan
3-month Term SOFR + 3.000% 02/19/2032	6.840%	37,500	37,625
Transportation Services 0.1%
Apple Bidco LLC(b),(r)
1st Lien Term Loan
1-month Term SOFR + 2.500% 09/23/2031	6.216%	117,000	117,569
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Senior Loans (continued)
Borrower	Coupon Rate		Principal Amount ($)	Value ($)
Student Transportation of America Holdings, Inc(b),(r),(s)
Delayed Draw Term Loan
3-month Term SOFR + 1.750% 06/24/2032			11,733	11,753
Tranche B Term Loan
3-month Term SOFR + 2.750% 06/24/2032			15,597	15,623
Student Transportation of America Holdings, Inc.(b),(r)
Tranche B Term Loan
3-month Term SOFR + 3.250% 06/24/2032	6.939%		46,039	46,115
Total				191,060
Total Senior Loans (Cost $23,976,524)				23,617,339

Treasury Bills(k) 0.4%
Issuer	Yield		Principal Amount ($)	Value ($)
Egypt 0.3%
Egypt Treasury Bills
02/24/2026	25.550%	EGP	34,250,000	691,413
Turkey 0.1%
Turkiye Government Bond
08/12/2026	35.830%	TRY	10,500,000	245,788
Total Treasury Bills (Cost $933,010)				937,201

U.S. Treasury Obligations 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
07/31/2028	1.000%	200,000	187,656
05/15/2032	2.875%	2,905,000	2,739,778
Total U.S. Treasury Obligations (Cost $3,101,291)			2,927,434

Call Option Contracts Purchased 0.3%
Value ($)
(Cost $1,539,014)	539,284

Put Option Contracts Purchased 0.2%

(Cost $681,109)	464,033

Money Market Funds 7.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(j),(u)	16,295,884	16,290,995
Total Money Market Funds (Cost $16,289,400)		16,290,995
Total Investments in Securities (Cost: $249,453,095)		249,714,089
Other Assets & Liabilities, Net		(29,147,988)
Net Assets		220,566,101
At December 31, 2025, securities and/or cash totaling $1,368,384 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,088,519 EUR	2,463,638 USD	Citi	01/27/2026	6,561	—
894,116 GBP	1,200,905 USD	Citi	01/27/2026	—	(4,286)
Total				6,561	(4,286)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	73	12/2026	EUR	17,865,838	12,595	—
Canadian Government 10-Year Bond	68	03/2026	CAD	8,221,880	—	(64,932)
Euro-OAT	22	03/2026	EUR	2,652,980	—	(13,967)
Long Gilt	45	03/2026	GBP	4,111,650	9,473	—
U.S. Treasury 10-Year Note	140	03/2026	USD	15,741,250	—	(102,832)
U.S. Treasury Ultra Bond	76	03/2026	USD	8,968,000	—	(150,128)
Total					22,068	(331,859)

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(30)	03/2026	EUR	(3,827,100)	35,796	—
U.S. Long Bond	(55)	03/2026	USD	(6,357,656)	67,932	—
U.S. Treasury 2-Year Note	(154)	03/2026	USD	(32,153,516)	—	(6,373)
U.S. Treasury 5-Year Note	(15)	03/2026	USD	(1,639,570)	2,441	—
U.S. Treasury Ultra 10-Year Note	(103)	03/2026	USD	(11,846,609)	42,394	—
Total					148,563	(6,373)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Goldman Sachs International to receive exercise rate and pay SOFR	Goldman Sachs International	USD	15,975,213	15,975,213	3.60	02/03/2026	252,807	25,457
10-Year OTC interest rate swap with Goldman Sachs International to receive exercise rate and pay SOFR	Goldman Sachs International	USD	5,000,000	5,000,000	3.50	11/16/2026	84,500	56,605
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	11,627,000	11,627,000	3.35	04/16/2026	146,791	26,812
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	11,495,000	11,495,000	3.50	06/11/2026	189,667	75,838
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	7,890,000	7,890,000	3.33	07/31/2026	104,740	41,802
30-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	3,209,922	3,209,922	3.85	02/25/2026	72,223	8,676
30-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	5,428,000	5,428,000	3.50	10/29/2026	146,827	51,645
5-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	17,174,000	17,174,000	3.15	03/31/2026	124,798	38,648
5-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	15,908,538	15,908,538	3.50	04/16/2026	286,354	133,399
5-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	8,219,456	8,219,456	3.10	07/09/2026	79,277	34,484
7-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	5,400,000	5,400,000	3.25	12/16/2026	51,030	45,918
Total							1,539,014	539,284

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	6,018,940	6,018,940	4.25	06/23/2026	106,836	30,320
5-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	14,000,000	14,000,000	3.60	05/05/2026	92,400	70,951
5-Year OTC interest rate swap with Goldman Sachs International to receive SOFR and pay exercise rate	Goldman Sachs International	USD	6,366,539	6,366,539	3.50	02/27/2026	41,383	25,156
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Put option contracts purchased (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	6,488,820	6,488,820	3.50	02/27/2026	45,908	25,639
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	4,435,179	4,435,179	3.40	03/04/2026	35,482	28,962
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	22,500,000	22,500,000	3.40	08/05/2026	359,100	283,005
Total							681,109	464,033

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	(17,174,000)	(17,174,000)	2.65	03/31/2026	(34,806)	(5,691)
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	(7,954,500)	(7,954,500)	3.20	04/16/2026	(70,000)	(25,939)
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	(15,908,538)	(15,908,538)	3.00	04/16/2026	(152,721)	(26,402)
Total							(257,527)	(58,032)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SOFR plus 0.262%	Fixed rate of 1.781%	Receives Quarterly, Pays Semi-Annually	Morgan Stanley	08/09/2049	USD	2,100,000	850,823	—	—	850,823	—

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	500,000	60,181	(292)	116,069	—	—	(56,180)
CMBX North America Index, Series 12 BBB-	Citi	08/17/2061	3.000	Monthly	USD	300,000	52,341	(176)	76,450	—	—	(24,285)
CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	200,000	24,072	(117)	27,845	—	—	(3,890)
CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	200,000	24,072	(116)	6,156	—	17,800	—
CMBX North America Index, Series 16 BBB-	Morgan Stanley	04/17/2065	3.000	Monthly	USD	320,000	53,597	(186)	70,128	—	—	(16,717)
Total							214,263	(887)	296,648	—	17,800	(101,072)

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	35.436	USD	499,745	(110,514)	292	—	(99,184)	—	(11,038)
CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	35.436	USD	499,745	(110,514)	292	—	(76,831)	—	(33,391)
CMBX North America Index, Series 8 BBB-	Morgan Stanley	10/17/2057	3.000	Monthly	38.026	USD	180,065	(44,342)	105	—	(33,847)	—	(10,390)
Total								(265,370)	689	—	(209,862)	—	(54,819)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
CDX North America High Yield Index, Series 45	Morgan Stanley	12/20/2030	5.000	Quarterly	3.153	USD	6,640,000	33,009	—	—	33,009	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
SOFR	Secured Overnight Financing Rate	3.710%
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2025, the total value of these securities amounted to $98,062,698, which represents 44.46% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2025.
(c)	Valuation based on significant unobservable inputs.
(d)
Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of December 31, 2025 and is not reflective of the cash flow payments.  The security is represented in shares.

(e)	Non-income producing investment.
(f)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2025, the total value of these securities amounted to $1,593,383, which represents 0.72% of total net assets.

(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2025.

(i)	Perpetual security with no specified maturity date.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments (continued)
(j)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short Duration High Yield ETF
	—	1,968,820	—	17,150	1,985,970	1,122	—	65,570	98,000
Columbia Short-Term Cash Fund, 3.825%
	10,513,936	76,591,404	(70,814,626)	281	16,290,995	—	(791)	475,130	16,295,884
Itasca Park LLC
	—	352,000	—	(6,617)	345,383	—	—	—	—
Itasca Park LLC - Unfunded
	—	1,248,000	—	—	1,248,000	—	—	—	—
Total	10,513,936			10,814	19,870,348	1,122	(791)	540,700

(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(l)	Principal and interest may not be guaranteed by a governmental entity.
(m)
The Fund’s committed equity ownership interest in the joint venture is 2% of the LLC, which is not held in the form of shares. Investments into the LLC will be called from the Fund over a commitment period ending December 31, 2026. Any unfunded commitments are indicated as such.

(n)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2025, the total market value of these securities amounted to $1,593,383, which represents 0.72% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Itasca Park LLC	09/02/2025-12/03/2025	—	352,000	345,383
Itasca Park LLC - Unfunded	07/28/2025	—	1,248,000	1,248,000
			1,600,000	1,593,383

(o)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(p)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2025.

(q)	Represents a security purchased on a when-issued basis.
(r)
The stated interest rate represents the weighted average interest rate at December 31, 2025 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(s)	Represents a security purchased on a forward commitment basis.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments (continued)
(t)
At December 31, 2025, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
June Purchaser LLC Delayed Draw Term Loan 11/28/2031 2.750%	19,286
MRP Buyer LLC Delayed Draw Term Loan 06/04/2032 5.461%	6,726
Pinnacle Buyer LLC Tranche B Delayed Draw Term Loan 09/10/2032 1.250%	24,194
Raven Acquisition Holdings LLC Delayed Draw Term Loan 11/19/2031 3.000%	10,877
USALCO LLC Delayed Draw Term Loan 09/30/2031 1.000%	4,793

(u)	The rate shown is the seven-day current annualized yield at December 31, 2025.
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
MXN	Mexican Peso
TRY	Turkish Lira
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Values of foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation. When such adjustments have been made, the foreign equity securities are classified as Level 2.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Non-Agency	—	14,457,121	1,150,000	15,607,121
Commercial Mortgage-Backed Securities - Non-Agency	—	635,222	—	635,222
Common Stocks
Communication Services	—	22,567	—	22,567
Financials	—	—	0 *	0 *
Information Technology	—	35,054	—	35,054
Materials	—	—	0 *	0 *
Total Common Stocks	—	57,621	0 *	57,621
Convertible Bonds	—	246,306	—	246,306
Corporate Bonds & Notes	—	73,850,976	—	73,850,976
Exchange-Traded Fixed Income Funds	1,985,970	—	—	1,985,970
Foreign Government Obligations	—	22,293,929	—	22,293,929
Joint Ventures	—	—	1,593,383	1,593,383
Residential Mortgage-Backed Securities - Agency	—	70,166,766	—	70,166,766
Residential Mortgage-Backed Securities - Non-Agency	—	18,500,509	—	18,500,509
Senior Loans	—	23,580,168	37,171	23,617,339
Treasury Bills	—	937,201	—	937,201
U.S. Treasury Obligations	—	2,927,434	—	2,927,434
Call Option Contracts Purchased	—	539,284	—	539,284
Put Option Contracts Purchased	—	464,033	—	464,033
Money Market Funds	16,290,995	—	—	16,290,995
Total Investments in Securities	18,276,965	228,656,570	2,780,554	249,714,089
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	6,561	—	6,561
Futures Contracts	170,631	—	—	170,631
Swap Contracts	—	901,632	—	901,632
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(4,286)	—	(4,286)
Futures Contracts	(338,232)	—	—	(338,232)
Call Option Contracts Written	—	(58,032)	—	(58,032)
Swap Contracts	—	(155,891)	—	(155,891)
Total	18,109,364	229,346,554	2,780,554	250,236,472

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2024 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2025 ($)
Asset-Backed Securities - Non-Agency	-	-	-	-	1,150,000	-	-	-	1,150,000
Common Stocks	24,276	-	-	-	-	-	-	(24,276)	-
Joint Ventures	-	-	-	(6,617)	1,600,000	-	-	-	1,593,383
Residential Mortgage-Backed Securities - Non-Agency	765,074	-	1,328	(1,328)	-	(365,074)	-	(400,000)	-
Senior Loans	-	-	-	(48)	-	(374)	37,593	-	37,171
Total	789,350	-	1,328	(7,993)	2,750,000	(365,448)	37,593	(424,276)	2,780,554
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2025 was $(6,665), which is comprised of Joint Ventures of $(6,617) and of Senior Loans of $(48).
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable, and observable market data to value these assets as of period end.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The following table is a summary of valuation technique(s) used to value the Fund’s investments at December 31, 2025:
	Valuation Technique	Value ($)
Asset-Backed Securities - Non-Agency	Single Market Quotes from Broker	1,150,000
Common Stocks
Financials	Market Approach	0
Materials	Market Approach	0
Joint Ventures	Market Approach	345,383
Joint Ventures	Recent Transaction	1,248,000
Senior Loans	Single Market Quotes from Broker	37,171
Total		2,780,554
The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $227,374,752)	$228,840,424
Affiliated issuers (cost $19,858,220)	19,870,348
Option contracts purchased (cost $2,220,123)	1,003,317
Cash	182,808
Foreign currency (cost $26)	26
Cash collateral held at broker for:
Swap contracts	200,000
Margin deposits on:
Futures contracts	499,186
Swap contracts	669,198
Unrealized appreciation on forward foreign currency exchange contracts	6,561
Unrealized appreciation on swap contracts	17,800
Upfront payments on swap contracts	296,648
Receivable for:
Investments sold	6,920
Investments sold on a delayed delivery basis	119,779
Capital shares sold	14,868
Dividends	49,567
Interest	2,052,028
Foreign tax reclaims	1,627
Variation margin for futures contracts	53,635
Variation margin for swap contracts	2,277
Expense reimbursement due from Investment Manager	1,012
Prepaid expenses	2,127
Deferred compensation of board members	142,499
Total assets	254,032,655
Liabilities
Option contracts written, at value (premiums received $257,527)	58,032
Unrealized depreciation on forward foreign currency exchange contracts	4,286
Unrealized depreciation on swap contracts	155,891
Upfront receipts on swap contracts	209,862
Payable for:
Investments purchased on a delayed delivery basis	31,690,249
Capital shares redeemed	1,016,853
Variation margin for futures contracts	57,433
Variation margin for swap contracts	3,857
Management services fees	3,641
Distribution and/or service fees	1,340
Service fees	46,912
Compensation of chief compliance officer	34
Compensation of board members	524
Other expenses	47,389
Deferred compensation of board members	170,251
Total liabilities	33,466,554
Net assets applicable to outstanding capital stock	$220,566,101
Represented by
Paid in capital	223,861,512
Total distributable earnings (loss)	(3,295,411)
Total - representing net assets applicable to outstanding capital stock	$220,566,101
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Statement of Assets and Liabilities (continued)
December 31, 2025
Class 1
Net assets	$25,772,785
Shares outstanding	6,805,775
Net asset value per share	$3.79
Class 2
Net assets	$194,793,316
Shares outstanding	52,153,721
Net asset value per share	$3.73
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — affiliated issuers	$540,700
Interest	11,421,415
Interfund lending	2,920
Foreign taxes withheld	(45,529)
Total income	11,919,506
Expenses:
Management services fees	1,213,251
Distribution and/or service fees
Class 2	447,450
Service fees	258,908
Custodian fees	50,289
Printing and postage fees	12,313
Accounting services fees	67,216
Legal fees	20,760
Interest on collateral	55,281
Compensation of chief compliance officer	34
Compensation of board members	13,100
Deferred compensation of board members	5,779
Other	14,318
Total expenses	2,158,699
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(301,156)
Total net expenses	1,857,543
Net investment income	10,061,963
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	228,827
Investments — affiliated issuers	(791)
Capital gain distributions from underlying affiliated funds	1,122
Foreign currency translations	(133,572)
Forward foreign currency exchange contracts	(68,378)
Futures contracts	(1,875,084)
Option contracts purchased	(1,712,938)
Option contracts written	487,727
Swap contracts	1,130,594
Net realized loss	(1,942,493)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	5,689,119
Investments — affiliated issuers	10,814
Foreign currency translations	3,333
Forward foreign currency exchange contracts	(4,908)
Futures contracts	643,279
Option contracts purchased	(343,951)
Option contracts written	33,753
Swap contracts	(642,882)
Net change in unrealized appreciation (depreciation)	5,388,557
Net realized and unrealized gain	3,446,064
Net increase in net assets resulting from operations	$13,508,027
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$10,061,963	$8,894,982
Net realized gain (loss)	(1,942,493)	12,196
Net change in unrealized appreciation (depreciation)	5,388,557	(1,389,101)
Net increase in net assets resulting from operations	13,508,027	7,518,077
Distributions to shareholders
Net investment income and net realized gains
Class 1	(1,052,546)	(1,083,175)
Class 2	(7,921,590)	(6,522,071)
Total distributions to shareholders	(8,974,136)	(7,605,246)
Increase in net assets from capital stock activity	29,899,981	26,703,124
Total increase in net assets	34,433,872	26,615,955
Net assets at beginning of year	186,132,229	159,516,274
Net assets at end of year	$220,566,101	$186,132,229

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,397,916	5,283,818	2,174,512	8,085,789
Distributions reinvested	285,243	1,052,545	297,575	1,083,175
Shares redeemed	(703,532)	(2,654,349)	(2,328,222)	(8,668,411)
Net increase	979,627	3,682,014	143,865	500,553
Class 2
Shares sold	9,778,468	36,442,104	9,964,374	36,551,599
Distributions reinvested	2,176,261	7,921,590	1,811,687	6,522,071
Shares redeemed	(4,872,129)	(18,145,727)	(4,608,483)	(16,871,099)
Net increase	7,082,600	26,217,967	7,167,578	26,202,571
Total net increase	8,062,227	29,899,981	7,311,443	26,703,124
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2025	$3.70	0.20	0.07	0.27	(0.18)	—	(0.18)
Year Ended 12/31/2024	$3.70	0.20	(0.03)	0.17	(0.17)	—	(0.17)
Year Ended 12/31/2023	$3.50	0.20	0.13	0.33	(0.13)	—	(0.13)
Year Ended 12/31/2022	$4.25	0.15	(0.62)	(0.47)	(0.12)	(0.16)	(0.28)
Year Ended 12/31/2021	$4.40	0.14	(0.05)	0.09	(0.24)	—	(0.24)
Class 2
Year Ended 12/31/2025	$3.65	0.18	0.07	0.25	(0.17)	—	(0.17)
Year Ended 12/31/2024	$3.65	0.19	(0.03)	0.16	(0.16)	—	(0.16)
Year Ended 12/31/2023	$3.46	0.19	0.12	0.31	(0.12)	—	(0.12)
Year Ended 12/31/2022	$4.20	0.14	(0.61)	(0.47)	(0.11)	(0.16)	(0.27)
Year Ended 12/31/2021	$4.36	0.13	(0.06)	0.07	(0.23)	—	(0.23)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Class 1	0.03%	0.02%	0.02%	0.01%	0.01%
Class 2	0.03%	0.02%	0.02%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$3.79	7.32%	0.85% (c)	0.70% (c)	5.20%	224%	$25,773
Year Ended 12/31/2024	$3.70	4.70%	0.83% (c)	0.69% (c)	5.33%	199%	$21,554
Year Ended 12/31/2023	$3.70	9.67%	0.83% (c)	0.69% (c)	5.53%	276%	$21,022
Year Ended 12/31/2022	$3.50	(11.37% )	0.83% (c)	0.69% (c)	4.03%	182%	$19,019
Year Ended 12/31/2021	$4.25	2.09%	0.80% (c)	0.69% (c)	3.21%	136%	$19,045
Class 2
Year Ended 12/31/2025	$3.73	6.88%	1.10% (c)	0.95% (c)	4.95%	224%	$194,793
Year Ended 12/31/2024	$3.65	4.51%	1.09% (c)	0.94% (c)	5.08%	199%	$164,578
Year Ended 12/31/2023	$3.65	9.20%	1.08% (c)	0.94% (c)	5.28%	276%	$138,494
Year Ended 12/31/2022	$3.46	(11.52% )	1.08% (c)	0.94% (c)	3.76%	182%	$118,268
Year Ended 12/31/2021	$4.20	1.63%	1.08% (c)	0.94% (c)	3.04%	136%	$127,722
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Columbia Variable Portfolio – Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in

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Notes to Financial Statements (continued)
December 31, 2025
the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies in the normal course of pursuing its investment objectives. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short-term investments), or for other investment purposes. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
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Notes to Financial Statements (continued)
December 31, 2025
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund may use options that are written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

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Notes to Financial Statements (continued)
December 31, 2025
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the option is exercised. Changes in the value of purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the marked-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, there is less credit exposure to the FCM than in the case of an over-the-counter derivative, because the central counterparty provides some protection in the case of clearing member default. The central counterparty stands between the buyer and the seller of the swap contract; therefore, failure of the clearinghouse may pose additional counterparty credit risk. However, credit risk still exists in centrally cleared swaps to the extent initial and variation margin is held in an FCM’s customer account. While FCM’s are required to segregate customer margin from their own assets, in the event that an FCM becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the FCM for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the FCM’s customers (including the Fund) by account class, potentially resulting in losses to the Fund. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to hedge or manage the risks associated with assets held in the Fund and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. These swaps are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the
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Notes to Financial Statements (continued)
December 31, 2025
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to other risks including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions or inflation rate swap contracts (together, rate swaps) to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. These instruments may be used for other purposes in future periods. A rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a notional amount. Certain rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard rate swap is generally the difference between a floating market interest rate or floating rate linked to an inflation index versus a fixed interest rate as applied to the notional amount.

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Notes to Financial Statements (continued)
December 31, 2025
Rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	50,809 *
Credit risk	Upfront payments on swap contracts	296,648
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	6,561
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	170,631 *
Interest rate risk	Investments, at value — Option contracts purchased	1,003,317
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	850,823 *
Total		2,378,789

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	155,891 *
Credit risk	Upfront receipts on swap contracts	209,862
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,286
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	338,232 *
Interest rate risk	Option contracts written, at value	58,032
Total		766,303

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)
December 31, 2025
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	435,164	435,164
Foreign exchange risk	(68,378)	—	—	—	—	(68,378)
Interest rate risk	—	(1,875,084)	(1,712,938)	487,727	695,430	(2,404,865)
Total	(68,378)	(1,875,084)	(1,712,938)	487,727	1,130,594	(2,038,079)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(42,976)	(42,976)
Foreign exchange risk	(4,908)	—	—	—	—	(4,908)
Interest rate risk	—	643,279	(343,951)	33,753	(599,906)	(266,825)
Total	(4,908)	643,279	(343,951)	33,753	(642,882)	(314,709)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	78,938,301
Futures contracts — short	102,738,837
Credit default swap contracts — buy protection	1,520,000
Credit default swap contracts — sell protection	8,428,117

Derivative instrument	Average value ($)
Option contracts purchased	1,158,160
Option contracts written	(112,399)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	5,308	(12,372)
Interest rate swap contracts	909,159	—
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by

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Notes to Financial Statements (continued)
December 31, 2025
collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be
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Notes to Financial Statements (continued)
December 31, 2025
invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Joint venture
Long Run Partners (LRP) and the Fund, along with certain other affiliated funds, are members of Itasca Park LLC, a joint venture formed as a Delaware limited liability company that is not consolidated by any member for financial reporting purposes. Investments into Itasca Park LLC will be called from the members over a commitment period to end on December 31, 2026 (Commitment Period). All portfolio and other material decisions regarding Itasca Park LLC must be submitted to Itasca Park LLC’s board of directors which is comprised of two LRP representatives and one representative for each of the affiliated investing funds. Because management of Itasca Park LLC is shared between LRP and the other members, the Fund does not believe it controls Itasca Park LLC for purposes of the Investment Company Act or otherwise. The Fund does not consider this non-consolidated investment as a significant subsidiary under Regulation S-X Rules 3-09 and 4-08(g).
The Fund has made a commitment of $1,600,000 to Itasca Park LLC of which $352,000 has been funded and $1,248,000 remains unfunded for the year ended December 31, 2025.
Funded investments in non-consolidated joint ventures are stated at fair value. Unfunded investments are stated at cost with a corresponding liability for securities purchased on a delayed delivery basis. The Fund’s ownership interests are valued based on the Fund’s ownership interest in Itasca Park LLC and the fair value of the underlying loans and residential mortgages, using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered.
Distributions to the Fund are not expected during the Commitment Period. During the Commitment Period, all available cash will be used to aggregate additional loans. Upon completion of the Commitment Period, available cash will be distributed first based on pro-rata equity ownership in Itasca Park LLC until all capital contributions have been returned then as income and gain distributions. Itasca Park LLC will return capital within 48 months of the completion of the Commitment Period with two, 12-month extension options.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of December 31, 2025:
	Citi(a)	Citi(a)	Goldman Sachs International	JPMorgan	Morgan Stanley (a)	Morgan Stanley (a)	Total
Assets
Centrally cleared interest rate swap contracts (b)	$-	-	-	-	2,277	-	2,277
Forward foreign currency exchange contracts	6,561	-	-	-	-	-	6,561
Call option contracts purchased	-	-	82,062	-	-	457,222	539,284
Put option contracts purchased	70,951	-	25,156	-	-	367,926	464,033
OTC credit default swap contracts (c)	192,519	-	27,845	23,956	-	70,128	314,448
Total Assets	270,031	-	135,063	23,956	2,277	895,276	1,326,603
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	3,857	-	3,857
Forward foreign currency exchange contracts	4,286	-	-	-	-	-	4,286
Call option contracts written	-	-	-	-	-	58,032	58,032
OTC credit default swap contracts(c)	-	80,465	3,890	220,444	-	60,954	365,753
Total Liabilities	4,286	80,465	3,890	220,444	3,857	118,986	431,928
Total Financial and Derivative Net Assets	265,745	(80,465)	131,173	(196,488)	(1,580)	776,290	894,675
Total collateral received (pledged)(d)	-	-	131,173	(196,488)	(1,580)	776,290	709,395
Net Amount (e)	$265,745	(80,465)	-	-	-	-	185,280

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)
Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.60% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2025 was 0.598% of the Fund’s average daily net assets.
The Investment Manager has contractually agreed to implement a waiver with respect to Fund assets invested in funds that pay a management or advisory fee to the Investment Manager or its affiliate (underlying affiliated funds). Under this arrangement, the Investment Manager waives its net management fee (management fee less reimbursements/waivers) with respect to the Fund in an amount equal to the net management or advisory fee (fee less reimbursement/waivers) payable by an underlying affiliated fund on the assets invested by the Fund in the underlying affiliated fund.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.13% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2025 through April 30, 2026 (%)	Voluntary expense cap May 1, 2025 through June 30, 2025 (%)	Contractual expense cap prior to May 1, 2025 (%)
Class 1	0.67	0.67	0.67
Class 2	0.92	0.92	0.92
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, investments in partnerships and/or grantor trusts, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
compensation, re-characterization of distributions for investments and foreign capital gains tax.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.

The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(78,863)	78,863	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2025			Year Ended December 31, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
8,974,136	—	8,974,136	7,605,246	—	7,605,246
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,759,801	—	(13,420,513)	530,084
At December 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
249,986,191	5,726,353	(5,196,269)	530,084
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2025, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2025, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(1,212,333)	(12,208,180)	(13,420,513)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $518,865,671 and $489,662,510, respectively, for the year ended December 31, 2025, of which $402,994,422 and $395,564,683, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2025 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,190,000	4.69	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2025.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 9. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, one unaffiliated shareholder of record owned 23.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 48.5% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Columbia Variable Portfolio – Strategic Income Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Strategic Income Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 23, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Strategic Income Fund  | 2025

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Columbia Variable Portfolio – Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7026_12_E01_(02/26)

Variable Portfolio – U.S. Flexible Growth Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – U.S. Flexible Growth Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 61.9%
	Shares	Value ($)
U.S. Large Cap 61.9%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,985,401	257,049,800
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	517,226	29,409,465
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	10,843,537	641,828,963
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	9,504,422	255,573,894
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	5,246,502	294,013,942
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares(a),(b)	2,996,823	244,301,036
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	5,605,163	247,467,965
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares(a),(b)	3,548,535	245,771,560
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	9,851,111	513,735,445
Total		2,729,152,070
Total Equity Funds (Cost $1,131,968,199)		2,729,152,070

Exchange-Traded Equity Funds 7.4%

U.S. Mid Large Cap 7.4%
iShares Core S&P 500 ETF	239,750	164,214,365
Vanguard S&P 500 ETF	259,750	162,897,018
Total		327,111,383
Total Exchange-Traded Equity Funds (Cost $301,360,304)		327,111,383

Exchange-Traded Fixed Income Funds 2.3%

Investment Grade 2.3%
iShares Core U.S. Aggregate Bond ETF	480,000	47,942,400
iShares iBoxx $ Investment Grade Corporate Bond ETF	268,500	29,586,015
Vanguard Intermediate-Term Corporate Bond ETF	304,500	25,501,875
Total		103,030,290
Total Exchange-Traded Fixed Income Funds (Cost $101,804,475)		103,030,290

Fixed Income Funds 10.7%
	Shares	Value ($)
Investment Grade 10.7%
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares(a)	5,987,602	47,002,676
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,364,791	22,489,166
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,580,694	25,422,931
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,412,525	31,941,230
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	8,881,190	82,683,878
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	10,571,082	98,416,777
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	16,925,649	165,194,331
Total		473,150,989
Total Fixed Income Funds (Cost $513,343,720)		473,150,989

Residential Mortgage-Backed Securities - Agency 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/20/2041- 01/14/2056	3.000%	19,780,000	17,948,324
01/20/2041- 01/14/2056	3.500%	23,635,000	22,303,783
01/20/2041- 01/14/2056	4.000%	35,024,500	33,750,067
01/14/2056	4.500%	56,000,000	54,663,961
01/14/2056	5.000%	14,225,000	14,184,992
Total Residential Mortgage-Backed Securities - Agency (Cost $142,814,144)			142,851,127

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $481,444)	419,485

Put Option Contracts Purchased 1.2%

(Cost $60,643,348)	50,253,200
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025

Money Market Funds 14.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(a),(d)	650,940,932	650,745,650
Total Money Market Funds (Cost $650,639,050)		650,745,650
Total Investments in Securities (Cost: $2,903,054,684)		4,476,714,194
Other Assets & Liabilities, Net		(68,565,001)
Net Assets		4,408,149,193
At December 31, 2025, securities and/or cash totaling $85,124,590 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
NASDAQ 100 Index E-mini	286	03/2026	USD	145,612,610	—	(65,046)
S&P 500 Index E-mini	1,718	03/2026	USD	592,065,750	482,923	—
S&P 500 Index E-mini	354	03/2026	USD	121,997,250	—	(535,759)
U.S. Long Bond	24	03/2026	USD	2,774,250	13,703	—
U.S. Long Bond	69	03/2026	USD	7,975,969	—	(40,434)
U.S. Treasury 10-Year Note	117	03/2026	USD	13,155,188	—	(41,499)
U.S. Treasury 2-Year Note	216	03/2026	USD	45,098,437	27,924	—
U.S. Treasury 5-Year Note	85	03/2026	USD	9,290,898	14,769	—
U.S. Treasury 5-Year Note	409	03/2026	USD	44,705,617	—	(43,359)
U.S. Treasury Ultra Bond	10	03/2026	USD	1,180,000	5,605	—
U.S. Treasury Ultra Bond	83	03/2026	USD	9,794,000	—	(88,953)
Total					544,924	(815,050)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(46)	03/2026	USD	(5,745,400)	173,996	—
S&P Mid 400 Index E-mini	(162)	03/2026	USD	(53,868,240)	769,275	—
Total					943,271	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	19,851,950	29	6,940.00	03/20/2026	481,444	419,485

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	571,599,250	835	5,400.00	12/17/2027	22,273,868	18,098,625
S&P 500 Index	Morgan Stanley	USD	403,884,500	590	5,300.00	12/17/2027	15,162,049	11,944,550
S&P 500 Index	Morgan Stanley	USD	366,234,250	535	5,200.00	12/17/2027	12,837,602	10,111,500
S&P 500 Index	Morgan Stanley	USD	297,779,250	435	5,500.00	12/17/2027	10,369,829	10,098,525
Total							60,643,348	50,253,200

The accompanying Notes to Financial Statements are an integral part of this statement.
4
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(19,851,950)	(29)	6,940.00	03/20/2026	(507,456)	(557,380)
Notes to Portfolio of Investments
(a)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	729,225,297	2,102,651,350	(2,181,073,062)	(57,935)	650,745,650	—	(7,736)	28,400,736	650,940,932
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares
	—	45,379,946	(54,269)	1,676,999	47,002,676	—	(207)	—	5,987,602
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	259,683,956	244,420	(16,048,222)	13,169,646	257,049,800	—	21,704,275	—	1,985,401
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	—	29,500,000	(406,042)	315,507	29,409,465	—	920	—	517,226
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	654,876,492	—	(47,963,980)	34,916,451	641,828,963	—	68,640,185	—	10,843,537
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	45,400,961	2,688,745	(26,313,464)	712,924	22,489,166	—	(549,220)	1,980,200	2,364,791
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	45,505,911	4,843,171	(36,754,754)	11,828,603	25,422,931	—	(12,584,510)	2,728,365	3,580,694
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	261,735,217	7,585	(24,099,006)	17,930,098	255,573,894	—	16,104,734	—	9,504,422
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	256,922,250	22,537,397	(26,206,569)	40,760,864	294,013,942	—	24,638,800	—	5,246,502
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	29,610,100	1,486,617	(1,400,337)	2,244,850	31,941,230	—	(222,428)	694,206	3,412,525
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	76,940,429	4,392,268	(2,269,841)	3,621,022	82,683,878	—	(437,360)	2,574,241	8,881,190
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares
	266,858,581	533,214	(23,141,422)	50,663	244,301,036	—	32,957,853	—	2,996,823
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	253,976,152	1,123,948	(20,509,577)	12,877,442	247,467,965	—	17,602,880	—	5,605,163
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	91,004,808	7,280,343	(2,713,582)	2,845,208	98,416,777	—	(478,588)	4,543,253	10,571,082
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares
	272,297,136	95,042	(54,203,008)	27,582,390	245,771,560	—	14,259,431	—	3,548,535
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	154,664,074	12,334,124	(5,767,272)	3,963,405	165,194,331	—	(910,824)	8,694,654	16,925,649
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	533,710,706	—	(36,335,805)	16,360,544	513,735,445	—	49,610,367	—	9,851,111
Total	3,932,412,070			190,798,681	3,853,048,709	—	230,328,572	49,615,655

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments (continued)
(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2025.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	2,729,152,070	2,729,152,070
Exchange-Traded Equity Funds	327,111,383	—	—	—	327,111,383
Exchange-Traded Fixed Income Funds	103,030,290	—	—	—	103,030,290
Fixed Income Funds	—	—	—	473,150,989	473,150,989
Residential Mortgage-Backed Securities - Agency	—	142,851,127	—	—	142,851,127
Call Option Contracts Purchased	419,485	—	—	—	419,485
Put Option Contracts Purchased	50,253,200	—	—	—	50,253,200
Money Market Funds	650,745,650	—	—	—	650,745,650
Total Investments in Securities	1,131,560,008	142,851,127	—	3,202,303,059	4,476,714,194
Investments in Derivatives
Asset
Futures Contracts	1,488,195	—	—	—	1,488,195
Liability
Futures Contracts	(815,050)	—	—	—	(815,050)
Put Option Contracts Written	(557,380)	—	—	—	(557,380)
Total	1,131,675,773	142,851,127	—	3,202,303,059	4,476,829,959
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
7

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $545,978,923)	$572,992,800
Affiliated issuers (cost $2,295,950,969)	3,853,048,709
Option contracts purchased (cost $61,124,792)	50,672,685
Cash	10,046
Cash collateral held at broker for:
Other(a)	31,000,000
Margin deposits on:
Futures contracts	54,124,590
Receivable for:
Investments sold	3,995,351
Investments sold on a delayed delivery basis	95,868,110
Capital shares sold	5,330
Dividends	2,113,174
Interest	236,325
Variation margin for futures contracts	654,430
Prepaid expenses	14,120
Deferred compensation of board members	124,556
Total assets	4,664,860,226
Liabilities
Option contracts written, at value (premiums received $507,456)	557,380
Payable for:
Investments purchased	4,668,644
Investments purchased on a delayed delivery basis	239,156,003
Capital shares redeemed	4,988,037
Variation margin for futures contracts	6,763,183
Management services fees	24,441
Distribution and/or service fees	30,308
Service fees	226,909
Compensation of chief compliance officer	716
Compensation of board members	2,363
Other expenses	51,434
Deferred compensation of board members	241,615
Total liabilities	256,711,033
Net assets applicable to outstanding capital stock	$4,408,149,193
Represented by
Trust capital	$4,408,149,193
Total - representing net assets applicable to outstanding capital stock	$4,408,149,193
Class 1
Net assets	$16,567,151
Shares outstanding	769,178
Net asset value per share	$21.54
Class 2
Net assets	$4,391,582,042
Shares outstanding	207,419,775
Net asset value per share	$21.17

(a)	Includes collateral related to option contracts purchased and option contracts written.
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$10,795,312
Dividends — affiliated issuers	49,615,655
Interest	1,683,718
Total income	62,094,685
Expenses:
Management services fees	8,545,113
Distribution and/or service fees
Class 2	10,776,305
Service fees	2,598,423
Custodian fees	38,243
Printing and postage fees	17,867
Accounting services fees	32,423
Legal fees	89,066
Interest on collateral	26
Compensation of chief compliance officer	716
Compensation of board members	56,686
Deferred compensation of board members	24,666
Other	55,707
Total expenses	22,235,241
Net investment income	39,859,444
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,924,255)
Investments — affiliated issuers	230,328,572
Foreign currency translations	35,048
Futures contracts	(32,140,893)
Option contracts purchased	(12,565,335)
Option contracts written	(1,344,030)
Net realized gain	175,389,107
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	29,018,666
Investments — affiliated issuers	190,798,681
Futures contracts	25,144,596
Option contracts purchased	(4,598,333)
Option contracts written	(49,924)
Net change in unrealized appreciation (depreciation)	240,313,686
Net realized and unrealized gain	415,702,793
Net increase in net assets resulting from operations	$455,562,237
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
9

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$39,859,444	$49,312,715
Net realized gain	175,389,107	317,023,346
Net change in unrealized appreciation (depreciation)	240,313,686	295,667,038
Net increase in net assets resulting from operations	455,562,237	662,003,099
Decrease in net assets from capital stock activity	(410,591,516)	(233,664,944)
Total increase in net assets	44,970,721	428,338,155
Net assets at beginning of year	4,363,178,472	3,934,840,317
Net assets at end of year	$4,408,149,193	$4,363,178,472

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	122,416	2,454,702	121,665	2,223,305
Shares redeemed	(37,962)	(739,089)	(25,310)	(436,060)
Net increase	84,454	1,715,613	96,355	1,787,245
Class 2
Shares sold	1,341,556	25,771,136	2,493,220	44,805,686
Shares redeemed	(22,120,658)	(438,078,265)	(15,523,167)	(280,257,875)
Net decrease	(20,779,102)	(412,307,129)	(13,029,947)	(235,452,189)
Total net decrease	(20,694,648)	(410,591,516)	(12,933,592)	(233,664,944)
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

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Variable Portfolio – U.S. Flexible Growth Fund  | 2025
11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2025	$19.34	0.23	1.97	2.20
Year Ended 12/31/2024	$16.47	0.26	2.61	2.87
Year Ended 12/31/2023	$14.06	0.20	2.21	2.41
Year Ended 12/31/2022	$17.26	0.08	(3.28)	(3.20)
Year Ended 12/31/2021	$14.91	0.01	2.34	2.35
Class 2
Year Ended 12/31/2025	$19.06	0.18	1.93	2.11
Year Ended 12/31/2024	$16.27	0.21	2.58	2.79
Year Ended 12/31/2023	$13.93	0.16	2.18	2.34
Year Ended 12/31/2022	$17.14	0.03	(3.24)	(3.21)
Year Ended 12/31/2021	$14.84	(0.03)	2.33	2.30

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$21.54	11.37%	0.27% (c)	0.27% (c)	1.17%	216%	$16,567
Year Ended 12/31/2024	$19.34	17.42%	0.28%	0.28%	1.40%	156%	$13,245
Year Ended 12/31/2023	$16.47	17.14%	0.27%	0.27%	1.33%	177%	$9,690
Year Ended 12/31/2022	$14.06	(18.54% )	0.27%	0.27%	0.51%	173%	$6,360
Year Ended 12/31/2021	$17.26	15.76%	0.27% (c)	0.27% (c)	0.06%	189%	$4,884
Class 2
Year Ended 12/31/2025	$21.17	11.07%	0.51% (c)	0.51% (c)	0.92%	216%	$4,391,582
Year Ended 12/31/2024	$19.06	17.15%	0.53%	0.53%	1.15%	156%	$4,349,934
Year Ended 12/31/2023	$16.27	16.80%	0.52%	0.52%	1.06%	177%	$3,925,150
Year Ended 12/31/2022	$13.93	(18.73% )	0.52%	0.52%	0.22%	173%	$3,542,085
Year Ended 12/31/2021	$17.14	15.50%	0.52% (c)	0.52% (c)	(0.20% )	189%	$4,354,064
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
13

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Variable Portfolio – U.S. Flexible Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
14
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
15

Notes to Financial Statements (continued)
December 31, 2025
or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
16
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund may use options that are written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
17

Notes to Financial Statements (continued)
December 31, 2025
Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,426,194 *
Equity risk	Investments, at value — Option contracts purchased	50,672,685
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	62,001 *
Total		52,160,880

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	600,805 *
Equity risk	Option contracts written, at value	557,380
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	214,245 *
Total		1,372,430

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	(25,621,243)	(12,565,335)	(1,344,030)	(39,530,608)
Interest rate risk	(6,519,650)	—	—	(6,519,650)
Total	(32,140,893)	(12,565,335)	(1,344,030)	(46,050,258)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	25,197,315	(4,598,333)	(49,924)	20,549,058
Interest rate risk	(52,719)	—	—	(52,719)
Total	25,144,596	(4,598,333)	(49,924)	20,496,339
18
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	850,771,290
Futures contracts — short	56,913,921

Derivative instrument	Average value ($)
Option contracts purchased	38,447,330
Option contracts written	(3,269,521)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
19

Notes to Financial Statements (continued)
December 31, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of December 31, 2025:
Morgan Stanley
Assets
Call option contracts purchased	$419,485
Put option contracts purchased	50,253,200
Total assets	50,672,685
Liabilities
Put option contracts written	557,380
Total financial and derivative net assets	50,115,305
Total collateral received (pledged) (a)	-
Net amount (b)	$50,115,305

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
20
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2025 was 0.20% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
21

Notes to Financial Statements (continued)
December 31, 2025
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2026 (%)
Class 1	0.77
Class 2	1.02
22
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,185,670,199 and $8,506,902,852, respectively, for the year ended December 31, 2025, of which $5,511,410,149 and $5,495,757,165, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2025.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed.
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
23

Notes to Financial Statements (continued)
December 31, 2025
Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
24
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – U.S. Flexible Growth Fund  | 2025
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
26
Variable Portfolio – U.S. Flexible Growth Fund  | 2025

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – U.S. Flexible Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7060_12_E01_(02/26)

Variable Portfolio – U.S. Flexible Moderate Growth Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – U.S. Flexible Moderate Growth Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 47.1%
	Shares	Value ($)
U.S. Large Cap 47.1%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	794,609	102,877,957
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	268,738	15,280,446
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	3,812,886	225,684,724
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	3,805,768	102,337,110
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	1,923,421	107,788,515
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares(a),(b)	1,020,426	83,185,149
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	1,893,077	83,579,352
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares(a),(b)	1,204,621	83,432,023
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	3,301,832	172,190,548
Total		976,355,824
Total Equity Funds (Cost $400,409,691)		976,355,824

Exchange-Traded Equity Funds 6.5%

U.S. Mid Large Cap 6.5%
iShares Core S&P 500 ETF	97,000	66,439,180
Vanguard S&P 500 ETF	107,000	67,102,910
Total		133,542,090
Total Exchange-Traded Equity Funds (Cost $122,999,939)		133,542,090

Exchange-Traded Fixed Income Funds 3.3%

Investment Grade 3.3%
iShares Core U.S. Aggregate Bond ETF	325,000	32,461,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	158,863	17,505,114
Vanguard Intermediate-Term Corporate Bond ETF	219,400	18,374,750
Total		68,340,864
Total Exchange-Traded Fixed Income Funds (Cost $65,867,094)		68,340,864

Fixed Income Funds 25.5%
	Shares	Value ($)
Investment Grade 25.5%
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares(a)	4,800,349	37,682,738
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	10,816,825	93,024,696
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,590,167	15,122,487
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,336,895	23,691,952
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,229,951	30,232,347
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	14,286,843	133,010,510
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	11,675,929	108,702,895
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	8,817,369	86,057,520
Total		527,525,145
Total Fixed Income Funds (Cost $582,740,120)		527,525,145

Residential Mortgage-Backed Securities - Agency 4.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/20/2041- 01/14/2056	3.000%	14,580,000	13,132,171
01/20/2041- 01/14/2056	3.500%	16,783,000	15,766,261
01/20/2041- 01/14/2056	4.000%	23,139,500	22,246,604
01/14/2056	4.500%	40,747,500	39,775,353
01/14/2056	5.000%	11,452,500	11,420,290
Total Residential Mortgage-Backed Securities - Agency (Cost $102,396,640)			102,340,679

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $166,015)	144,650

Put Option Contracts Purchased 0.9%

(Cost $21,732,499)	18,013,850
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025

Money Market Funds 15.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(a),(d)	321,659,343	321,562,846
Total Money Market Funds (Cost $321,512,836)		321,562,846
Total Investments in Securities (Cost: $1,617,824,834)		2,147,825,948
Other Assets & Liabilities, Net		(76,215,196)
Net Assets		2,071,610,752
At December 31, 2025, securities and/or cash totaling $29,898,037 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
NASDAQ 100 Index E-mini	102	03/2026	USD	51,931,770	—	(23,198)
S&P 500 Index E-mini	525	03/2026	USD	180,928,125	228,523	—
S&P 500 Index E-mini	131	03/2026	USD	45,145,875	—	(145,562)
U.S. Long Bond	20	03/2026	USD	2,311,875	8,711	—
U.S. Long Bond	10	03/2026	USD	1,155,938	—	(3,366)
U.S. Treasury 10-Year Note	41	03/2026	USD	4,609,938	5,593	—
U.S. Treasury 2-Year Note	142	03/2026	USD	29,648,047	13,316	—
U.S. Treasury 5-Year Note	63	03/2026	USD	6,886,195	10,105	—
U.S. Treasury 5-Year Note	270	03/2026	USD	29,512,266	—	(34,287)
U.S. Treasury Ultra Bond	4	03/2026	USD	472,000	2,242	—
U.S. Treasury Ultra Bond	26	03/2026	USD	3,068,000	—	(9,897)
Total					268,490	(216,310)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(16)	03/2026	USD	(1,998,400)	60,520	—
S&P Mid 400 Index E-mini	(58)	03/2026	USD	(19,286,160)	275,021	—
Total					335,541	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	6,845,500	10	6,940.00	03/20/2026	166,015	144,650

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	208,787,750	305	5,400.00	12/17/2027	8,127,756	6,610,875
S&P 500 Index	Morgan Stanley	USD	143,755,500	210	5,300.00	12/17/2027	5,396,661	4,251,450
S&P 500 Index	Morgan Stanley	USD	106,105,250	155	5,500.00	12/17/2027	3,696,925	3,598,325
S&P 500 Index	Morgan Stanley	USD	128,695,400	188	5,200.00	12/17/2027	4,511,157	3,553,200
Total							21,732,499	18,013,850

The accompanying Notes to Financial Statements are an integral part of this statement.
4
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(6,845,500)	(10)	6,940.00	03/20/2026	(174,985)	(192,200)
Notes to Portfolio of Investments
(a)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	339,969,701	819,046,165	(837,419,009)	(34,011)	321,562,846	—	1,750	14,103,463	321,659,343
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares
	—	36,949,998	(615,802)	1,348,542	37,682,738	—	18,552	—	4,800,349
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	107,270,040	315,752	(7,810,012)	3,102,177	102,877,957	—	11,121,255	—	794,609
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	93,830,237	5,482,059	(11,844,669)	5,557,069	93,024,696	—	(2,424,847)	5,019,924	10,816,825
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	—	15,360,000	(243,484)	163,930	15,280,446	—	604	—	268,738
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	237,112,903	153,695	(18,710,271)	7,128,397	225,684,724	—	30,087,691	—	3,812,886
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	30,559,805	1,373,398	(16,789,128)	(21,588)	15,122,487	—	172,510	1,266,426	1,590,167
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	45,098,648	3,028,757	(36,905,839)	12,470,386	23,691,952	—	(13,131,838)	2,519,852	3,336,895
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	107,991,490	334,965	(11,915,781)	5,926,436	102,337,110	—	7,982,833	—	3,805,768
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	93,550,577	12,349,068	(10,365,533)	12,254,403	107,788,515	—	11,116,056	—	1,923,421
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	30,206,307	836,302	(3,275,167)	2,464,905	30,232,347	—	(463,456)	669,667	3,229,951
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	132,902,205	4,886,606	(12,683,306)	7,905,005	133,010,510	—	(2,541,431)	4,203,114	14,286,843
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares
	96,389,467	47,008	(9,317,807)	(3,933,519)	83,185,149	—	15,912,112	—	1,020,426
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	92,462,933	257,521	(10,136,811)	995,709	83,579,352	—	9,936,464	—	1,893,077
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	107,858,339	5,790,716	(9,462,205)	4,516,045	108,702,895	—	(1,705,995)	5,091,168	11,675,929
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares
	98,423,598	307,848	(23,834,179)	8,534,756	83,432,023	—	6,466,153	—	1,204,621
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	86,266,183	5,029,423	(7,958,696)	2,720,610	86,057,520	—	(988,361)	4,599,447	8,817,369
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	187,737,261	166,130	(15,327,719)	(385,124)	172,190,548	—	23,425,133	—	3,301,832
Total	1,887,629,694			70,714,128	1,825,443,815	—	94,985,185	37,473,061

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments (continued)
(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2025.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	976,355,824	976,355,824
Exchange-Traded Equity Funds	133,542,090	—	—	—	133,542,090
Exchange-Traded Fixed Income Funds	68,340,864	—	—	—	68,340,864
Fixed Income Funds	—	—	—	527,525,145	527,525,145
Residential Mortgage-Backed Securities - Agency	—	102,340,679	—	—	102,340,679
Call Option Contracts Purchased	144,650	—	—	—	144,650
Put Option Contracts Purchased	18,013,850	—	—	—	18,013,850
Money Market Funds	321,562,846	—	—	—	321,562,846
Total Investments in Securities	541,604,300	102,340,679	—	1,503,880,969	2,147,825,948
Investments in Derivatives
Asset
Futures Contracts	604,031	—	—	—	604,031
Liability
Futures Contracts	(216,310)	—	—	—	(216,310)
Put Option Contracts Written	(192,200)	—	—	—	(192,200)
Total	541,799,821	102,340,679	—	1,503,880,969	2,148,021,469
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
7

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $291,263,673)	$304,223,633
Affiliated issuers (cost $1,304,662,647)	1,825,443,815
Option contracts purchased (cost $21,898,514)	18,158,500
Cash collateral held at broker for:
Other(a)	12,200,000
Margin deposits on:
Futures contracts	17,698,037
Receivable for:
Investments sold	2,029,465
Investments sold on a delayed delivery basis	30,682,349
Capital shares sold	1,663
Dividends	1,039,465
Interest	167,162
Variation margin for futures contracts	233,840
Prepaid expenses	8,111
Deferred compensation of board members	92,674
Total assets	2,211,978,714
Liabilities
Option contracts written, at value (premiums received $174,985)	192,200
Payable for:
Investments purchased	1,637,194
Investments purchased on a delayed delivery basis	133,327,748
Capital shares redeemed	2,650,921
Variation margin for futures contracts	2,218,288
Management services fees	11,995
Distribution and/or service fees	14,235
Service fees	106,384
Compensation of chief compliance officer	337
Compensation of board members	1,348
Other expenses	41,290
Deferred compensation of board members	166,022
Total liabilities	140,367,962
Net assets applicable to outstanding capital stock	$2,071,610,752
Represented by
Trust capital	$2,071,610,752
Total - representing net assets applicable to outstanding capital stock	$2,071,610,752
Class 1
Net assets	$7,649,128
Shares outstanding	408,397
Net asset value per share	$18.73
Class 2
Net assets	$2,063,961,624
Shares outstanding	112,045,539
Net asset value per share	$18.42

(a)	Includes collateral related to option contracts purchased and option contracts written.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$5,647,073
Dividends — affiliated issuers	37,473,061
Interest	572,227
Total income	43,692,361
Expenses:
Management services fees	4,261,649
Distribution and/or service fees
Class 2	5,159,203
Service fees	1,243,278
Custodian fees	34,832
Printing and postage fees	15,969
Accounting services fees	32,423
Legal fees	51,739
Compensation of chief compliance officer	334
Compensation of board members	32,863
Deferred compensation of board members	14,944
Other	29,775
Total expenses	10,877,009
Net investment income	32,815,352
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,438,933)
Investments — affiliated issuers	94,985,185
Foreign currency translations	8,908
Futures contracts	(14,022,114)
Option contracts purchased	(4,694,217)
Option contracts written	(571,989)
Net realized gain	74,266,840
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	13,998,713
Investments — affiliated issuers	70,714,128
Futures contracts	7,981,616
Option contracts purchased	(1,510,959)
Option contracts written	(17,215)
Net change in unrealized appreciation (depreciation)	91,166,283
Net realized and unrealized gain	165,433,123
Net increase in net assets resulting from operations	$198,248,475
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
9

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$32,815,352	$37,389,710
Net realized gain	74,266,840	143,956,098
Net change in unrealized appreciation (depreciation)	91,166,283	76,801,898
Net increase in net assets resulting from operations	198,248,475	258,147,706
Decrease in net assets from capital stock activity	(235,753,322)	(153,529,895)
Total increase (decrease) in net assets	(37,504,847)	104,617,811
Net assets at beginning of year	2,109,115,599	2,004,497,788
Net assets at end of year	$2,071,610,752	$2,109,115,599

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	77,349	1,357,918	93,785	1,508,673
Shares redeemed	(28,187)	(492,884)	(58,071)	(939,806)
Net increase	49,162	865,034	35,714	568,867
Class 2
Shares sold	494,568	8,357,987	1,087,826	17,667,613
Shares redeemed	(14,133,282)	(244,976,343)	(10,671,356)	(171,766,375)
Net decrease	(13,638,714)	(236,618,356)	(9,583,530)	(154,098,762)
Total net decrease	(13,589,552)	(235,753,322)	(9,547,816)	(153,529,895)
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

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Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2025	$16.97	0.33	1.43	1.76
Year Ended 12/31/2024	$14.96	0.33	1.68	2.01
Year Ended 12/31/2023	$13.09	0.24	1.63	1.87
Year Ended 12/31/2022	$15.84	0.12	(2.87)	(2.75)
Year Ended 12/31/2021	$14.18	0.07	1.59	1.66
Class 2
Year Ended 12/31/2025	$16.73	0.27	1.42	1.69
Year Ended 12/31/2024	$14.78	0.29	1.66	1.95
Year Ended 12/31/2023	$12.98	0.20	1.60	1.80
Year Ended 12/31/2022	$15.74	0.08	(2.84)	(2.76)
Year Ended 12/31/2021	$14.12	0.02	1.60	1.62

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$18.73	10.37%	0.28%	0.28%	1.85%	199%	$7,649
Year Ended 12/31/2024	$16.97	13.44%	0.28%	0.28%	2.04%	161%	$6,096
Year Ended 12/31/2023	$14.96	14.29%	0.28%	0.28%	1.75%	165%	$4,838
Year Ended 12/31/2022	$13.09	(17.36% )	0.28%	0.28%	0.87%	151%	$3,423
Year Ended 12/31/2021	$15.84	11.71%	0.28% (c)	0.28% (c)	0.44%	175%	$2,959
Class 2
Year Ended 12/31/2025	$18.42	10.10%	0.53%	0.53%	1.58%	199%	$2,063,962
Year Ended 12/31/2024	$16.73	13.19%	0.53%	0.53%	1.77%	161%	$2,103,019
Year Ended 12/31/2023	$14.78	13.87%	0.53%	0.53%	1.46%	165%	$1,999,659
Year Ended 12/31/2022	$12.98	(17.54% )	0.53%	0.53%	0.57%	151%	$1,865,608
Year Ended 12/31/2021	$15.74	11.47%	0.53% (c)	0.53% (c)	0.16%	175%	$2,330,831
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
13

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
14
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
15

Notes to Financial Statements (continued)
December 31, 2025
or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
16
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund may use options that are written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
17

Notes to Financial Statements (continued)
December 31, 2025
Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	564,064 *
Equity risk	Investments, at value — Option contracts purchased	18,158,500
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	39,967 *
Total		18,762,531

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	168,760 *
Equity risk	Option contracts written, at value	192,200
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	47,550 *
Total		408,510

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	(12,268,778)	(4,694,217)	(571,989)	(17,534,984)
Interest rate risk	(1,753,336)	—	—	(1,753,336)
Total	(14,022,114)	(4,694,217)	(571,989)	(19,288,320)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	8,766,167	(1,510,959)	(17,215)	7,237,993
Interest rate risk	(784,551)	—	—	(784,551)
Total	7,981,616	(1,510,959)	(17,215)	6,453,442
18
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	308,620,282
Futures contracts — short	25,355,796

Derivative instrument	Average value ($)
Option contracts purchased	14,057,701
Option contracts written	(1,200,184)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
19

Notes to Financial Statements (continued)
December 31, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of December 31, 2025:
Morgan Stanley
Assets
Call option contracts purchased	$144,650
Put option contracts purchased	$18,013,850
Total assets	18,158,500
Liabilities
Put option contracts written	$192,200
Total financial and derivative net assets	17,966,300
Total collateral received (pledged) (a)	-
Net amount (b)	$17,966,300

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
20
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2025 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
21

Notes to Financial Statements (continued)
December 31, 2025
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2026 (%)
Class 1	0.77
Class 2	1.02
22
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,657,935,312 and $3,847,990,409, respectively, for the year ended December 31, 2025, of which $2,583,790,674 and $2,573,301,794, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2025.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
23

Notes to Financial Statements (continued)
December 31, 2025
Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
24
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
26
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | 2025

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Variable Portfolio – U.S. Flexible Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7061_12_E01_(02/26)

Variable Portfolio – U.S. Flexible Conservative Growth Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – U.S. Flexible Conservative Growth Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 32.5%
	Shares	Value ($)
U.S. Large Cap 32.5%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	94,084	12,181,079
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	41,344	2,350,833
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	387,164	22,916,219
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	452,170	12,158,855
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	209,598	11,745,885
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares(a),(b)	101,589	8,281,481
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	182,333	8,049,999
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares(a),(b)	119,614	8,284,439
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	328,525	17,132,587
Total		103,101,377
Total Equity Funds (Cost $42,530,814)		103,101,377

Exchange-Traded Equity Funds 5.6%

U.S. Mid Large Cap 5.6%
iShares Core S&P 500 ETF	13,450	9,212,443
Vanguard S&P 500 ETF	13,750	8,623,037
Total		17,835,480
Total Exchange-Traded Equity Funds (Cost $16,478,199)		17,835,480

Exchange-Traded Fixed Income Funds 4.2%

Investment Grade 4.2%
iShares Core U.S. Aggregate Bond ETF	58,110	5,804,027
iShares iBoxx $ Investment Grade Corporate Bond ETF	30,777	3,391,318
Vanguard Intermediate-Term Corporate Bond ETF	48,130	4,030,887
Total		13,226,232
Total Exchange-Traded Fixed Income Funds (Cost $12,573,018)		13,226,232

Fixed Income Funds 40.1%
	Shares	Value ($)
Investment Grade 40.1%
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares(a)	1,061,664	8,334,065
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	3,482,568	29,950,085
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	383,481	3,646,902
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	680,354	4,830,514
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	765,251	7,162,755
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	2,835,047	26,394,287
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	2,553,226	23,770,531
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	2,340,817	22,846,373
Total		126,935,512
Total Fixed Income Funds (Cost $136,258,767)		126,935,512

Residential Mortgage-Backed Securities - Agency 6.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/20/2041- 01/14/2056	3.000%	2,967,500	2,675,856
01/20/2041- 01/14/2056	3.500%	3,480,000	3,268,868
01/20/2041- 01/14/2056	4.000%	4,937,500	4,747,951
01/14/2056	4.500%	8,440,000	8,238,640
01/14/2056	5.000%	2,370,000	2,363,334
Total Residential Mortgage-Backed Securities - Agency (Cost $21,312,529)			21,294,649

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $16,601)	14,465

Put Option Contracts Purchased 0.6%

(Cost $2,328,484)	1,920,815
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025

Money Market Funds 16.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(a),(d)	51,780,015	51,764,481
Total Money Market Funds (Cost $51,756,127)		51,764,481
Total Investments in Securities (Cost: $283,254,539)		336,093,011
Other Assets & Liabilities, Net		(19,037,110)
Net Assets		317,055,901
At December 31, 2025, securities and/or cash totaling $2,624,820 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
NASDAQ 100 Index E-mini	11	03/2026	USD	5,600,485	1,428	—
S&P 500 Index E-mini	45	03/2026	USD	15,508,125	71,652	—
S&P 500 Index E-mini	10	03/2026	USD	3,446,250	—	(20,422)
U.S. Long Bond	4	03/2026	USD	462,375	1,242	—
U.S. Treasury 2-Year Note	27	03/2026	USD	5,637,305	1,623	—
U.S. Treasury 5-Year Note	9	03/2026	USD	983,742	1,390	—
U.S. Treasury 5-Year Note	51	03/2026	USD	5,574,539	—	(8,089)
U.S. Treasury Ultra Bond	1	03/2026	USD	118,000	561	—
U.S. Treasury Ultra Bond	4	03/2026	USD	472,000	—	(164)
Total					77,896	(28,675)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(1)	03/2026	USD	(124,900)	3,783	—
S&P Mid 400 Index E-mini	(6)	03/2026	USD	(1,995,120)	28,355	—
Total					32,138	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	684,550	1	6,940.00	03/20/2026	16,601	14,465

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	17,113,750	25	5,400.00	12/17/2027	675,862	541,875
S&P 500 Index	Morgan Stanley	USD	17,798,300	26	5,300.00	12/17/2027	668,158	526,370
S&P 500 Index	Morgan Stanley	USD	15,744,650	23	5,200.00	12/17/2027	551,897	434,700
S&P 500 Index	Morgan Stanley	USD	12,321,900	18	5,500.00	12/17/2027	432,567	417,870
Total							2,328,484	1,920,815

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(684,550)	(1)	6,940.00	03/20/2026	(17,498)	(19,220)
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments
(a)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	55,647,923	112,797,792	(116,675,674)	(5,560)	51,764,481	—	(32)	2,290,463	51,780,015
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares
	—	8,373,895	(338,038)	298,208	8,334,065	—	7,229	—	1,061,664
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	12,830,197	775,618	(1,684,205)	259,469	12,181,079	—	1,491,321	—	94,084
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	31,818,557	1,987,940	(6,026,638)	2,170,226	29,950,085	—	(1,127,321)	1,635,084	3,482,568
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	—	2,340,000	(14,387)	25,220	2,350,833	—	272	—	41,344
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	24,201,766	1,187,297	(3,055,727)	582,883	22,916,219	—	3,315,462	—	387,164
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	7,623,183	372,664	(4,314,096)	(34,849)	3,646,902	—	73,733	307,151	383,481
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	10,111,374	753,011	(8,216,520)	2,182,649	4,830,514	—	(2,311,382)	535,143	680,354
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	12,833,882	786,279	(2,105,373)	644,067	12,158,855	—	1,079,946	—	452,170
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	9,765,088	2,328,335	(1,416,895)	1,069,357	11,745,885	—	1,356,727	—	209,598
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	7,590,968	247,170	(1,346,385)	671,002	7,162,755	—	(185,738)	161,307	765,251
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	27,921,711	1,120,148	(4,531,915)	1,884,343	26,394,287	—	(795,302)	845,791	2,835,047
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares
	9,876,657	693,266	(1,684,079)	(604,363)	8,281,481	—	1,867,828	—	101,589
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	9,675,093	360,716	(1,742,180)	(243,630)	8,049,999	—	1,384,718	—	182,333
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	25,221,896	1,384,058	(4,096,640)	1,261,217	23,770,531	—	(619,603)	1,131,606	2,553,226
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares
	9,897,465	1,200,300	(3,589,752)	776,426	8,284,439	—	852,130	—	119,614
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	24,251,475	1,472,122	(3,824,172)	946,948	22,846,373	—	(470,386)	1,241,123	2,340,817
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	19,318,699	873,712	(2,555,114)	(504,710)	17,132,587	—	2,924,752	—	328,525
Total	298,585,934			11,378,903	281,801,370	—	8,844,354	8,147,668

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2025.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	103,101,377	103,101,377
Exchange-Traded Equity Funds	17,835,480	—	—	—	17,835,480
Exchange-Traded Fixed Income Funds	13,226,232	—	—	—	13,226,232
Fixed Income Funds	—	—	—	126,935,512	126,935,512
Residential Mortgage-Backed Securities - Agency	—	21,294,649	—	—	21,294,649
Call Option Contracts Purchased	14,465	—	—	—	14,465
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Put Option Contracts Purchased	1,920,815	—	—	—	1,920,815
Money Market Funds	51,764,481	—	—	—	51,764,481
Total Investments in Securities	84,761,473	21,294,649	—	230,036,889	336,093,011
Investments in Derivatives
Asset
Futures Contracts	110,034	—	—	—	110,034
Liability
Futures Contracts	(28,675)	—	—	—	(28,675)
Put Option Contracts Written	(19,220)	—	—	—	(19,220)
Total	84,823,612	21,294,649	—	230,036,889	336,155,150
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
7

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $50,363,746)	$52,356,361
Affiliated issuers (cost $230,545,708)	281,801,370
Option contracts purchased (cost $2,345,085)	1,935,280
Cash	188
Cash collateral held at broker for:
Other(a)	1,100,000
Margin deposits on:
Futures contracts	1,524,820
Receivable for:
Investments sold	230,918
Investments sold on a delayed delivery basis	3,319,708
Capital shares sold	1
Dividends	167,942
Interest	34,838
Variation margin for futures contracts	23,545
Prepaid expenses	2,762
Deferred compensation of board members	45,665
Total assets	342,543,398
Liabilities
Option contracts written, at value (premiums received $17,498)	19,220
Payable for:
Investments purchased	152,403
Investments purchased on a delayed delivery basis	24,678,049
Capital shares redeemed	304,886
Variation margin for futures contracts	202,062
Management services fees	1,847
Distribution and/or service fees	2,176
Service fees	16,233
Compensation of chief compliance officer	52
Compensation of board members	575
Other expenses	32,013
Deferred compensation of board members	77,981
Total liabilities	25,487,497
Net assets applicable to outstanding capital stock	$317,055,901
Represented by
Trust capital	$317,055,901
Total - representing net assets applicable to outstanding capital stock	$317,055,901
Class 1
Net assets	$567,950
Shares outstanding	35,167
Net asset value per share	$16.15
Class 2
Net assets	$316,487,951
Shares outstanding	19,940,276
Net asset value per share	$15.87

(a)	Includes collateral related to option contracts purchased and option contracts written.
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$896,784
Dividends — affiliated issuers	8,147,668
Interest	57,118
Total income	9,101,570
Expenses:
Management services fees	665,211
Distribution and/or service fees
Class 2	800,666
Service fees	192,474
Custodian fees	31,464
Printing and postage fees	11,338
Accounting services fees	32,676
Legal fees	22,744
Compensation of chief compliance officer	50
Compensation of board members	14,390
Deferred compensation of board members	6,565
Other	8,775
Total expenses	1,786,353
Net investment income	7,315,217
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(280,528)
Investments — affiliated issuers	8,844,354
Foreign currency translations	1,167
Futures contracts	(1,352,410)
Option contracts purchased	(470,337)
Option contracts written	(54,672)
Net realized gain	6,687,574
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,293,599
Investments — affiliated issuers	11,378,903
Futures contracts	571,311
Option contracts purchased	(148,193)
Option contracts written	(1,722)
Net change in unrealized appreciation (depreciation)	14,093,898
Net realized and unrealized gain	20,781,472
Net increase in net assets resulting from operations	$28,096,689
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
9

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$7,315,217	$8,064,402
Net realized gain	6,687,574	16,342,957
Net change in unrealized appreciation (depreciation)	14,093,898	5,691,934
Net increase in net assets resulting from operations	28,096,689	30,099,293
Decrease in net assets from capital stock activity	(42,026,105)	(25,599,232)
Total increase (decrease) in net assets	(13,929,416)	4,500,061
Net assets at beginning of year	330,985,317	326,485,256
Net assets at end of year	$317,055,901	$330,985,317

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	3,852	59,049	7,690	109,165
Shares redeemed	(4,857)	(72,537)	(2,965)	(42,456)
Net increase (decrease)	(1,005)	(13,488)	4,725	66,709
Class 2
Shares sold	825,844	12,251,605	1,796,222	25,213,235
Shares redeemed	(3,621,353)	(54,264,222)	(3,608,831)	(50,879,176)
Net decrease	(2,795,509)	(42,012,617)	(1,812,609)	(25,665,941)
Total net decrease	(2,796,514)	(42,026,105)	(1,807,884)	(25,599,232)
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

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Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2025	$14.75	0.39	1.01	1.40
Year Ended 12/31/2024	$13.45	0.39	0.91	1.30
Year Ended 12/31/2023	$12.06	0.27	1.12	1.39
Year Ended 12/31/2022	$14.45	0.16	(2.55)	(2.39)
Year Ended 12/31/2021	$13.41	0.10	0.94	1.04
Class 2
Year Ended 12/31/2025	$14.53	0.34	1.00	1.34
Year Ended 12/31/2024	$13.28	0.34	0.91	1.25
Year Ended 12/31/2023	$11.94	0.23	1.11	1.34
Year Ended 12/31/2022	$14.34	0.11	(2.51)	(2.40)
Year Ended 12/31/2021	$13.34	0.06	0.94	1.00

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$16.15	9.49%	0.31%	0.31%	2.56%	196%	$568
Year Ended 12/31/2024	$14.75	9.66%	0.31%	0.31%	2.73%	165%	$534
Year Ended 12/31/2023	$13.45	11.53%	0.31%	0.31%	2.17%	169%	$423
Year Ended 12/31/2022	$12.06	(16.54% )	0.30%	0.30%	1.29%	149%	$306
Year Ended 12/31/2021	$14.45	7.76%	0.30%	0.30%	0.70%	179%	$144
Class 2
Year Ended 12/31/2025	$15.87	9.22%	0.56%	0.56%	2.28%	196%	$316,488
Year Ended 12/31/2024	$14.53	9.41%	0.56%	0.56%	2.40%	165%	$330,452
Year Ended 12/31/2023	$13.28	11.22%	0.56%	0.56%	1.86%	169%	$326,062
Year Ended 12/31/2022	$11.94	(16.74% )	0.55%	0.55%	0.88%	149%	$305,808
Year Ended 12/31/2021	$14.34	7.50%	0.55%	0.55%	0.45%	179%	$374,527
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
13

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
14
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
15

Notes to Financial Statements (continued)
December 31, 2025
or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
16
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund may use options that are written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
17

Notes to Financial Statements (continued)
December 31, 2025
Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	105,218 *
Equity risk	Investments, at value — Option contracts purchased	1,935,280
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	4,816 *
Total		2,045,314

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	20,422 *
Equity risk	Option contracts written, at value	19,220
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	8,253 *
Total		47,895

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	(1,135,385)	(470,337)	(54,672)	(1,660,394)
Interest rate risk	(217,025)	—	—	(217,025)
Total	(1,352,410)	(470,337)	(54,672)	(1,877,419)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	710,548	(148,193)	(1,722)	560,633
Interest rate risk	(139,237)	—	—	(139,237)
Total	571,311	(148,193)	(1,722)	421,396
18
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	35,143,075
Futures contracts — short	3,893,705

Derivative instrument	Average value ($)
Option contracts purchased	1,538,312
Option contracts written	(122,119)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
19

Notes to Financial Statements (continued)
December 31, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of December 31, 2025:
Morgan Stanley
Assets
Call option contracts purchased	$14,465
Put option contracts purchased	1,920,815
Total assets	1,935,280
Liabilities
Put option contracts written	19,220
Total financial and derivative net assets	1,916,060
Total collateral received (pledged) (a)	-
Net amount (b)	$1,916,060

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
20
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2025 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
21

Notes to Financial Statements (continued)
December 31, 2025
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2026 (%)
Class 1	0.77
Class 2	1.02
22
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $565,470,596 and $596,894,612, respectively, for the year ended December 31, 2025, of which $420,165,371 and $419,698,908, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2025.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
23

Notes to Financial Statements (continued)
December 31, 2025
Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
24
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
26
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | 2025

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – U.S. Flexible Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
1QT7059_12_E01_(02/26)

Variable Portfolio – Managed Volatility Conservative Growth Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – Managed Volatility Conservative Growth Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 32.6%
	Shares	Value ($)
International 9.9%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	3,134,657	56,079,018
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	1,765,688	22,212,350
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	1,256,528	16,435,390
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	1,198,007	16,005,369
Total		110,732,127
U.S. Large Cap 20.5%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	217,036	13,788,293
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	333,643	43,196,726
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	422,316	24,012,861
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	1,658,581	44,599,255
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	424,339	23,779,953
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares(a),(b)	181,722	14,814,005
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	398,701	17,602,640
CTIVP® – Wellington Large Cap Value Fund, Class 1 Shares(a),(b)	339,033	17,453,417
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares(a),(b)	258,208	17,883,500
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	216,762	11,304,118
Total		228,434,768
U.S. Mid Cap 0.7%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	46,444	3,002,600
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	64,871	3,070,995
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	21,870	1,135,516
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	18,595	1,078,307
Total		8,287,418
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 1.5%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	285,348	3,609,653
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	236,213	3,538,467
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	122,902	4,594,101
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	109,434	4,618,106
Total		16,360,327
Total Equity Funds (Cost $165,909,495)		363,814,640

Exchange-Traded Equity Funds 4.3%

U.S. Mid Large Cap 4.3%
iShares Core S&P 500 ETF	34,950	23,938,653
Vanguard S&P 500 ETF	38,950	24,426,714
Total		48,365,367
Total Exchange-Traded Equity Funds (Cost $42,606,268)		48,365,367

Exchange-Traded Fixed Income Funds 4.9%

Investment Grade 4.9%
iShares Core U.S. Aggregate Bond ETF	360,000	35,956,800
iShares iBoxx $ Investment Grade Corporate Bond ETF	66,650	7,344,163
Vanguard Intermediate-Term Corporate Bond ETF	127,500	10,678,125
Total		53,979,088
Total Exchange-Traded Fixed Income Funds (Cost $52,130,759)		53,979,088

Fixed Income Funds 40.0%

Investment Grade 40.0%
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares(a)	4,751,942	37,302,746
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	10,188,456	87,620,721
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,281,639	12,188,392
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,529,800	25,061,577
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,603,799	24,371,562
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,588,802	70,651,743
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	8,981,809	83,620,646
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	10,744,843	104,869,666
Total		445,687,053
Total Fixed Income Funds (Cost $489,660,423)		445,687,053

Residential Mortgage-Backed Securities - Agency 7.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/20/2041- 01/14/2056	3.000%	10,893,000	9,761,075
01/20/2041- 01/14/2056	3.500%	12,750,000	11,926,761
01/20/2041- 01/14/2056	4.000%	17,896,000	17,145,848
01/14/2056	4.500%	33,500,000	32,700,763
01/14/2056	5.000%	10,250,000	10,221,172
Total Residential Mortgage-Backed Securities - Agency (Cost $81,821,154)			81,755,619

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $49,805)	43,395

Put Option Contracts Purchased 0.6%

(Cost $7,681,839)	6,408,080

Money Market Funds 17.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(a),(d)	189,428,929	189,372,100
Total Money Market Funds (Cost $189,342,416)		189,372,100
Total Investments in Securities (Cost: $1,029,202,159)		1,189,425,342
Other Assets & Liabilities, Net		(74,558,122)
Net Assets		1,114,867,220
At December 31, 2025, securities and/or cash totaling $8,576,421 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
5,300,000 CAD	3,803,648 USD	Barclays	01/28/2026	—	(61,925)
1,450,000 GBP	1,950,651 USD	Barclays	01/28/2026	—	(3,821)
1,830,575 USD	3,150,000 NZD	Barclays	01/28/2026	—	(15,103)
900,000 CAD	651,788 USD	Citi	01/28/2026	—	(4,631)
900,000 NZD	520,134 USD	Citi	01/28/2026	1,428	—
17,000,000 SEK	1,845,966 USD	Citi	01/28/2026	—	(2,884)
2,670,923 USD	2,100,000 CHF	Citi	01/28/2026	—	(12,920)
23,365,501 USD	3,605,000,000 JPY	Citi	01/28/2026	—	(302,160)
2,025,392 USD	19,000,000 SEK	Citi	01/28/2026	40,970	—
28,000,000 SEK	3,051,040 USD	Goldman Sachs International	01/28/2026	5,874	—
35,600,000 SEK	3,784,195 USD	Goldman Sachs International	01/28/2026	—	(87,515)
202,304 USD	150,000 GBP	Goldman Sachs International	01/28/2026	—	(118)
580,510 USD	1,000,000 NZD	Goldman Sachs International	01/28/2026	—	(4,169)
3,500,000 GBP	4,688,687 USD	HSBC	01/28/2026	—	(29,003)
7,150,000 NZD	4,112,859 USD	HSBC	01/28/2026	—	(7,975)
757,542 USD	650,000 EUR	HSBC	01/28/2026	7,200	—
641,589 USD	100,000,000 JPY	HSBC	01/28/2026	—	(1,830)
9,250,000 CHF	11,606,574 USD	JPMorgan	01/28/2026	—	(101,297)
1,054,302 USD	165,000,000 JPY	JPMorgan	01/28/2026	1,304	—
7,200,000 EUR	8,402,292 USD	Morgan Stanley	01/28/2026	—	(68,698)
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
200,000 GBP	264,969 USD	Morgan Stanley	01/28/2026	—	(4,613)
4,500,000 SEK	485,796 USD	Morgan Stanley	01/28/2026	—	(3,606)
515,664 USD	80,000,000 JPY	Morgan Stanley	01/28/2026	—	(3,856)
580,417 USD	1,000,000 NZD	Morgan Stanley	01/28/2026	—	(4,077)
1,350,000 GBP	1,797,466 USD	UBS	01/28/2026	—	(22,215)
4,932,713 USD	3,900,000 CHF	UBS	01/28/2026	3,579	—
2,713,945 USD	2,300,000 EUR	UBS	01/28/2026	—	(7,934)
14,237,876 USD	144,050,000 NOK	UBS	01/28/2026	53,864	—
500,000 CAD	365,576 USD	Wells Fargo	01/28/2026	900	—
2,250,000 CAD	1,638,637 USD	Wells Fargo	01/28/2026	—	(2,408)
300,000 EUR	353,537 USD	Wells Fargo	01/28/2026	579	—
50,000,000 JPY	324,124 USD	Wells Fargo	01/28/2026	4,244	—
15,583,135 USD	23,750,000 AUD	Wells Fargo	01/28/2026	268,613	—
100,333 USD	150,000 AUD	Wells Fargo	01/28/2026	—	(217)
1,743,028 USD	1,400,000 CHF	Wells Fargo	01/28/2026	28,974	—
5,323,902 USD	4,200,000 CHF	Wells Fargo	01/28/2026	—	(7,896)
Total				417,529	(760,871)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
CAC40 Index	14	01/2026	EUR	1,141,560	2,813	—
FTSE 100 Index	25	03/2026	GBP	2,485,250	39,157	—
IBEX 35 Index	3	01/2026	EUR	518,385	10,615	—
MSCI Singapore Index	13	01/2026	SGD	579,475	—	(759)
NASDAQ 100 Index E-mini	1	03/2026	USD	509,135	1,833	—
NASDAQ 100 Index E-mini	15	03/2026	USD	7,637,025	—	(3,412)
OMXS30 Index	105	01/2026	SEK	30,400,125	62,517	—
S&P 500 Index E-mini	88	03/2026	USD	30,327,000	88,257	—
S&P 500 Index E-mini	25	03/2026	USD	8,615,625	—	(56,062)
S&P Mid 400 Index E-mini	4	03/2026	USD	1,330,080	—	(17,003)
S&P/TSX 60 Index	20	03/2026	CAD	7,447,600	24,001	—
SPI 200 Index	9	03/2026	AUD	1,952,100	7,813	—
SPI 200 Index	2	03/2026	AUD	433,800	—	(469)
TOPIX Index	24	03/2026	JPY	819,240,000	44,434	—
U.S. Treasury 10-Year Note	2	03/2026	USD	224,875	496	—
U.S. Treasury 10-Year Note	47	03/2026	USD	5,284,563	—	(10,547)
U.S. Treasury 2-Year Note	104	03/2026	USD	21,714,062	8,284	—
U.S. Treasury 5-Year Note	27	03/2026	USD	2,951,227	4,405	—
U.S. Treasury 5-Year Note	234	03/2026	USD	25,577,297	—	(36,395)
Total					294,625	(124,647)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(21)	03/2026	EUR	(1,226,610)	—	(17,307)
FTSE/MIB Index	(7)	03/2026	EUR	(1,576,855)	—	(31,137)
Russell 2000 Index E-mini	(17)	03/2026	USD	(2,123,300)	64,303	—
U.S. Long Bond	(5)	03/2026	USD	(577,969)	583	—
U.S. Treasury Ultra Bond	(5)	03/2026	USD	(590,000)	2,989	—
Total					67,875	(48,444)

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	2,053,650	3	6,940.00	03/20/2026	49,805	43,395

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	65,032,250	95	5,300.00	12/17/2027	2,441,347	1,923,275
S&P 500 Index	Morgan Stanley	USD	59,555,850	87	5,200.00	12/17/2027	2,087,610	1,644,300
S&P 500 Index	Morgan Stanley	USD	47,918,500	70	5,400.00	12/17/2027	1,789,377	1,517,250
S&P 500 Index	Morgan Stanley	USD	39,019,350	57	5,500.00	12/17/2027	1,363,505	1,323,255
Total							7,681,839	6,408,080

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(2,053,650)	(3)	6,940.00	03/20/2026	(52,495)	(57,660)
Notes to Portfolio of Investments
(a)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	194,851,092	299,250,402	(304,708,976)	(20,418)	189,372,100	—	5,230	8,143,400	189,428,929
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	14,325,512	101,384	(767,263)	128,660	13,788,293	—	2,176,806	—	217,036
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares
	—	37,078,736	(1,113,181)	1,337,191	37,302,746	—	31,574	—	4,751,942
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	45,018,271	357,438	(2,543,061)	364,078	43,196,726	—	5,723,421	—	333,643
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	91,529,598	5,032,014	(14,476,061)	5,535,170	87,620,721	—	(2,527,505)	4,787,667	10,188,456
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	21,777,410	3,524,722	(1,306,839)	17,568	24,012,861	—	3,271,801	—	422,316
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	25,591,161	1,118,038	(14,815,340)	294,533	12,188,392	—	(171,566)	1,045,098	1,281,639
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	51,326,428	3,160,845	(41,336,542)	11,910,846	25,061,577	—	(12,636,982)	2,808,829	3,529,800
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	57,074,497	1,389,944	(17,228,448)	14,843,025	56,079,018	—	2,640,978	1,202,968	3,134,657
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	46,508,870	390,363	(4,834,362)	2,534,384	44,599,255	—	3,609,048	—	1,658,581
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	20,777,748	3,140,350	(2,052,972)	1,914,827	23,779,953	—	3,285,800	—	424,339
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	3,117,319	73,687	(241,640)	53,234	3,002,600	—	407,555	—	46,444
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	3,112,564	37,426	(220,905)	141,910	3,070,995	—	275,655	—	64,871
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	3,664,265	736,247	(625,181)	(165,678)	3,609,653	613,705	37,866	44,399	285,348
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	3,657,851	573,190	(1,127,126)	434,552	3,538,467	485,725	(169,351)	—	236,213
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	25,426,618	596,699	(3,785,428)	2,133,673	24,371,562	—	(491,533)	550,124	2,603,799
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	73,808,524	2,404,931	(10,223,173)	4,661,461	70,651,743	—	(1,751,558)	2,277,504	7,588,802
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares
	18,660,411	211,580	(1,660,196)	(2,397,790)	14,814,005	—	4,764,990	—	181,722
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	17,673,116	46,701	(958,011)	840,834	17,602,640	—	1,255,179	—	398,701
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	87,291,152	4,221,238	(11,507,364)	3,615,620	83,620,646	—	(1,389,756)	3,991,233	8,981,809
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	3,112,359	46,609	(813,708)	(1,209,744)	1,135,516	—	1,308,748	—	21,870
CTIVP® – Wellington Large Cap Value Fund, Class 1 Shares
	18,243,754	31,878	(1,521,845)	699,630	17,453,417	—	2,634,719	—	339,033
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	3,132,192	72,832	(812,424)	(1,314,293)	1,078,307	—	1,648,258	—	18,595
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares
	18,771,875	335,725	(3,338,430)	2,114,330	17,883,500	—	881,623	—	258,208
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	109,385,638	5,930,324	(14,247,467)	3,801,171	104,869,666	—	(1,657,114)	5,702,712	10,744,843
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	11,747,481	71,046	(583,453)	69,044	11,304,118	—	1,397,160	—	216,762
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	22,854,809	1,533,746	(5,132,862)	2,956,657	22,212,350	892,495	899,874	350,354	1,765,688
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	15,587,316	558,706	(2,100,491)	2,389,859	16,435,390	126,490	54,431	124,191	1,256,528
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	16,129,309	549,217	(4,215,916)	3,542,759	16,005,369	39,346	1,014,589	486,859	1,198,007
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	4,834,478	165,586	(456,940)	50,977	4,594,101	—	361,074	—	122,902
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	4,850,178	222,915	(508,764)	53,777	4,618,106	—	324,789	—	109,434
Total	1,033,841,796			61,331,847	998,873,793	2,157,761	17,215,803	31,515,338

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2025.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025
7

Portfolio of Investments (continued)
December 31, 2025
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	363,814,640	363,814,640
Exchange-Traded Equity Funds	48,365,367	—	—	—	48,365,367
Exchange-Traded Fixed Income Funds	53,979,088	—	—	—	53,979,088
Fixed Income Funds	—	—	—	445,687,053	445,687,053
Residential Mortgage-Backed Securities - Agency	—	81,755,619	—	—	81,755,619
Call Option Contracts Purchased	43,395	—	—	—	43,395
Put Option Contracts Purchased	6,408,080	—	—	—	6,408,080
Money Market Funds	189,372,100	—	—	—	189,372,100
Total Investments in Securities	298,168,030	81,755,619	—	809,501,693	1,189,425,342
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	417,529	—	—	417,529
Futures Contracts	362,500	—	—	—	362,500
Liability
Forward Foreign Currency Exchange Contracts	—	(760,871)	—	—	(760,871)
Futures Contracts	(173,091)	—	—	—	(173,091)
Put Option Contracts Written	(57,660)	—	—	—	(57,660)
Total	298,299,779	81,412,277	—	809,501,693	1,189,213,749
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025
9

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $176,558,181)	$184,100,074
Affiliated issuers (cost $844,912,334)	998,873,793
Option contracts purchased (cost $7,731,644)	6,451,475
Cash collateral held at broker for:
Other(a)	3,700,000
Margin deposits on:
Futures contracts	4,876,421
Unrealized appreciation on forward foreign currency exchange contracts	417,529
Receivable for:
Investments sold	886,132
Investments sold on a delayed delivery basis	14,622,750
Capital shares sold	1,139
Dividends	618,369
Interest	132,255
Variation margin for futures contracts	19,714
Prepaid expenses	6,030
Deferred compensation of board members	177,788
Total assets	1,214,883,469
Liabilities
Option contracts written, at value (premiums received $52,495)	57,660
Unrealized depreciation on forward foreign currency exchange contracts	760,871
Payable for:
Investments purchased	547,742
Investments purchased on a delayed delivery basis	96,626,293
Capital shares redeemed	1,192,047
Variation margin for futures contracts	484,032
Management services fees	6,491
Distribution and/or service fees	7,657
Service fees	57,166
Compensation of chief compliance officer	182
Compensation of board members	928
Other expenses	39,988
Deferred compensation of board members	235,192
Total liabilities	100,016,249
Net assets applicable to outstanding capital stock	$1,114,867,220
Represented by
Trust capital	$1,114,867,220
Total - representing net assets applicable to outstanding capital stock	$1,114,867,220
Class 1
Net assets	$2,418,150
Shares outstanding	142,138
Net asset value per share	$17.01
Class 2
Net assets	$1,112,449,070
Shares outstanding	66,500,935
Net asset value per share	$16.73

(a)	Includes collateral related to option contracts purchased and option contracts written.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$2,886,592
Dividends — affiliated issuers	31,515,338
Interest	154,444
Total income	34,556,374
Expenses:
Management services fees	2,335,765
Distribution and/or service fees
Class 2	2,806,159
Service fees	674,935
Custodian fees	44,735
Printing and postage fees	15,432
Accounting services fees	32,423
Legal fees	36,078
Interest on collateral	6,473
Compensation of chief compliance officer	176
Compensation of board members	22,856
Deferred compensation of board members	11,124
Other	19,330
Total expenses	6,005,486
Net investment income	28,550,888
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(108,282)
Investments — affiliated issuers	17,215,803
Capital gain distributions from underlying affiliated funds	2,157,761
Foreign currency translations	(143,153)
Forward foreign currency exchange contracts	(395,219)
Futures contracts	2,196,043
Option contracts purchased	(2,203,009)
Option contracts written	(238,406)
Net realized gain	18,481,538
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,246,229
Investments — affiliated issuers	61,331,847
Forward foreign currency exchange contracts	491,446
Futures contracts	540,437
Option contracts purchased	(468,372)
Option contracts written	(5,165)
Net change in unrealized appreciation (depreciation)	70,136,422
Net realized and unrealized gain	88,617,960
Net increase in net assets resulting from operations	$117,168,848
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025
11

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$28,550,888	$32,202,615
Net realized gain	18,481,538	49,162,080
Net change in unrealized appreciation (depreciation)	70,136,422	(3,673,250)
Net increase in net assets resulting from operations	117,168,848	77,691,445
Decrease in net assets from capital stock activity	(146,432,086)	(128,186,369)
Total decrease in net assets	(29,263,238)	(50,494,924)
Net assets at beginning of year	1,144,130,458	1,194,625,382
Net assets at end of year	$1,114,867,220	$1,144,130,458

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	21,703	352,837	42,289	628,821
Shares redeemed	(22,543)	(363,361)	(19,875)	(298,012)
Net increase (decrease)	(840)	(10,524)	22,414	330,809
Class 2
Shares sold	668,413	10,492,634	1,125,410	17,002,030
Shares redeemed	(9,931,800)	(156,914,196)	(9,924,370)	(145,519,208)
Net decrease	(9,263,387)	(146,421,562)	(8,798,960)	(128,517,178)
Total net decrease	(9,264,227)	(146,432,086)	(8,776,546)	(128,186,369)
The accompanying Notes to Financial Statements are an integral part of this statement.
12
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Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2025	$15.29	0.44	1.28	1.72
Year Ended 12/31/2024	$14.27	0.45	0.57	1.02
Year Ended 12/31/2023	$12.95	0.31	1.01	1.32
Year Ended 12/31/2022	$15.58	0.17	(2.80)	(2.63)
Year Ended 12/31/2021	$14.73	0.13	0.72	0.85
Class 2
Year Ended 12/31/2025	$15.07	0.40	1.26	1.66
Year Ended 12/31/2024	$14.11	0.40	0.56	0.96
Year Ended 12/31/2023	$12.83	0.27	1.01	1.28
Year Ended 12/31/2022	$15.47	0.13	(2.77)	(2.64)
Year Ended 12/31/2021	$14.67	0.09	0.71	0.80

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$17.01	11.25%	0.28% (c)	0.28% (c)	2.74%	183%	$2,418
Year Ended 12/31/2024	$15.29	7.15%	0.29% (c)	0.29% (c)	3.00%	165%	$2,186
Year Ended 12/31/2023	$14.27	10.19%	0.29% (c)	0.29% (c)	2.29%	167%	$1,721
Year Ended 12/31/2022	$12.95	(16.88% )	0.28% (c)	0.28% (c)	1.23%	138%	$1,016
Year Ended 12/31/2021	$15.58	5.77%	0.28% (c)	0.28% (c)	0.85%	180%	$1,017
Class 2
Year Ended 12/31/2025	$16.73	11.02%	0.53% (c)	0.53% (c)	2.54%	183%	$1,112,449
Year Ended 12/31/2024	$15.07	6.80%	0.54% (c)	0.54% (c)	2.73%	165%	$1,141,944
Year Ended 12/31/2023	$14.11	9.98%	0.54% (c)	0.54% (c)	2.04%	167%	$1,192,904
Year Ended 12/31/2022	$12.83	(17.07% )	0.53% (c)	0.53% (c)	0.93%	138%	$1,211,320
Year Ended 12/31/2021	$15.47	5.45%	0.53% (c)	0.53% (c)	0.62%	180%	$1,634,712
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025
15

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
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Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest
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Notes to Financial Statements (continued)
December 31, 2025
rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet
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Notes to Financial Statements (continued)
December 31, 2025
certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies in the normal course of pursuing its investment objectives. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short-term investments), or for other investment purposes. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund may use options that are written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and
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Notes to Financial Statements (continued)
December 31, 2025
put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	345,743 *
Equity risk	Investments, at value — Option contracts purchased	6,451,475
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	417,529
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	16,757 *
Total		7,231,504

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Notes to Financial Statements (continued)
December 31, 2025
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	126,149 *
Equity risk	Option contracts written, at value	57,660
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	760,871
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	46,942 *
Total		991,622

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	1,800,229	(2,203,009)	(238,406)	(641,186)
Foreign exchange risk	(395,219)	—	—	—	(395,219)
Interest rate risk	—	395,814	—	—	395,814
Total	(395,219)	2,196,043	(2,203,009)	(238,406)	(640,591)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	1,155,072	(468,372)	(5,165)	681,535
Foreign exchange risk	491,446	—	—	—	491,446
Interest rate risk	—	(614,635)	—	—	(614,635)
Total	491,446	540,437	(468,372)	(5,165)	558,346
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	128,970,879
Futures contracts — short	20,858,542

Derivative instrument	Average value ($)
Option contracts purchased	5,378,353
Option contracts written	(453,530)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	725,282	(739,935)
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Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Notes to Financial Statements (continued)
December 31, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of December 31, 2025:
	Barclays	Citi	Goldman Sachs International	HSBC	JPMorgan	Morgan Stanley (a)	Morgan Stanley (a)	UBS	Wells Fargo	Total
Assets
Forward foreign currency exchange contracts	$-	42,398	5,874	7,200	1,304	-	-	57,443	303,310	417,529
Call option contracts purchased	-	-	-	-	-	43,395	-	-	-	43,395
Put option contracts purchased	-	-	-	-	-	6,408,080	-	-	-	6,408,080
Total assets	-	42,398	5,874	7,200	1,304	6,451,475	-	57,443	303,310	6,869,004
Liabilities
Forward foreign currency exchange contracts	80,849	322,595	91,802	38,808	101,297	-	84,850	30,149	10,521	760,871
Put option contracts written	-	-	-	-	-	57,660	-	-	-	57,660
Total liabilities	80,849	322,595	91,802	38,808	101,297	57,660	84,850	30,149	10,521	818,531
Total financial and derivative net assets	(80,849)	(280,197)	(85,928)	(31,608)	(99,993)	6,393,815	(84,850)	27,294	292,789	6,050,473
Total collateral received (pledged) (b)	-	-	-	-	-	-	-	-	-	-
Net amount (c)	$(80,849)	(280,197)	(85,928)	(31,608)	(99,993)	6,393,815	(84,850)	27,294	292,789	6,050,473

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
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Notes to Financial Statements (continued)
December 31, 2025
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other
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Notes to Financial Statements (continued)
December 31, 2025
funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2025 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the
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25

Notes to Financial Statements (continued)
December 31, 2025
Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2026 (%)
Class 1	0.77
Class 2	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,843,227,591 and $1,957,780,755, respectively, for the year ended December 31, 2025, of which $1,440,040,346 and $1,445,519,426, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2025.
26
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
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27

Notes to Financial Statements (continued)
December 31, 2025
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
28
Variable Portfolio – Managed Volatility Conservative Growth Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
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Variable Portfolio – Managed Volatility Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7046_12_E01_(02/26)

Variable Portfolio – Managed Volatility Growth Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – Managed Volatility Growth Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 61.9%
	Shares	Value ($)
International 18.8%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	48,017,283	859,029,192
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	48,663,738	612,189,827
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	24,919,833	325,951,414
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	24,355,604	325,390,868
Total		2,122,561,301
U.S. Large Cap 38.7%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	4,737,623	300,981,198
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	5,486,381	710,321,783
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	7,268,397	413,281,041
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	26,317,462	707,676,547
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	7,499,683	420,282,218
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares(a),(b)	4,333,252	353,246,736
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	8,170,708	360,736,740
CTIVP® – Wellington Large Cap Value Fund, Class 1 Shares(a),(b)	6,963,481	358,479,989
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares(a),(b)	5,125,117	354,965,640
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	7,443,123	388,158,887
Total		4,368,130,779
U.S. Mid Cap 1.7%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	921,531	59,576,956
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	1,296,155	61,359,992
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	646,970	33,590,703
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	558,992	32,415,929
Total		186,943,580
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 2.7%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	3,479,483	44,015,452
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	2,873,808	43,049,644
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	2,898,173	108,333,707
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	2,583,917	109,041,301
Total		304,440,104
Total Equity Funds (Cost $3,232,092,801)		6,982,075,764

Exchange-Traded Equity Funds 5.8%

U.S. Mid Large Cap 5.8%
iShares Core S&P 500 ETF	481,125	329,541,758
Vanguard S&P 500 ETF	526,125	329,948,771
Total		659,490,529
Total Exchange-Traded Equity Funds (Cost $559,104,403)		659,490,529

Exchange-Traded Fixed Income Funds 3.2%

Investment Grade 3.2%
iShares Core U.S. Aggregate Bond ETF	1,250,000	124,850,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,099,500	121,153,905
Vanguard Intermediate-Term Corporate Bond ETF	1,380,000	115,575,000
Total		361,578,905
Total Exchange-Traded Fixed Income Funds (Cost $350,502,320)		361,578,905

Fixed Income Funds 10.8%

Investment Grade 10.8%
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares(a)	15,055,694	118,187,197
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	18,954,554	163,009,168
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	4,295,332	40,848,605
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	11,305,919	80,272,028
The accompanying Notes to Financial Statements are an integral part of this statement.
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3

Portfolio of Investments (continued)
December 31, 2025
Fixed Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	8,732,108	81,732,530
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	17,549,285	163,383,839
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	21,899,916	203,888,218
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	37,624,828	367,218,325
Total		1,218,539,910
Total Fixed Income Funds (Cost $1,342,497,453)		1,218,539,910

Residential Mortgage-Backed Securities - Agency 4.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/20/2041- 01/14/2056	3.000%	66,100,000	59,238,145
01/20/2041- 01/14/2056	3.500%	72,600,000	67,855,348
01/20/2041- 01/14/2056	4.000%	104,350,000	99,939,862
01/14/2056	4.500%	202,000,000	197,180,718
01/14/2056	5.000%	56,050,000	55,892,359
Total Residential Mortgage-Backed Securities - Agency (Cost $480,277,544)			480,106,432

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $1,245,114)	1,084,875

Put Option Contracts Purchased 1.1%

(Cost $146,030,664)	122,093,775

Money Market Funds 15.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(a),(d)	1,778,073,225	1,777,539,803
Total Money Market Funds (Cost $1,777,282,604)		1,777,539,803
Total Investments in Securities (Cost: $7,889,032,903)		11,602,509,993
Other Assets & Liabilities, Net		(322,939,386)
Net Assets		11,279,570,607
At December 31, 2025, securities and/or cash totaling $183,543,502 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
54,500,000 CAD	39,112,986 USD	Barclays	01/28/2026	—	(636,772)
13,000,000 GBP	17,488,595 USD	Barclays	01/28/2026	—	(34,257)
18,596,320 USD	32,000,000 NZD	Barclays	01/28/2026	—	(153,429)
7,500,000 CAD	5,431,563 USD	Citi	01/28/2026	—	(38,588)
9,000,000 NZD	5,201,340 USD	Citi	01/28/2026	14,277	—
175,000,000 SEK	19,002,592 USD	Citi	01/28/2026	—	(29,690)
31,796,705 USD	25,000,000 CHF	Citi	01/28/2026	—	(153,808)
280,969,334 USD	43,350,000,000 JPY	Citi	01/28/2026	—	(3,633,461)
21,319,916 USD	200,000,000 SEK	Citi	01/28/2026	431,264	—
275,000,000 SEK	29,965,567 USD	Goldman Sachs International	01/28/2026	57,695	—
306,000,000 SEK	32,527,066 USD	Goldman Sachs International	01/28/2026	—	(752,239)
9,440,878 USD	7,000,000 GBP	Goldman Sachs International	01/28/2026	—	(5,496)
6,966,115 USD	12,000,000 NZD	Goldman Sachs International	01/28/2026	—	(50,031)
37,000,000 GBP	49,566,125 USD	HSBC	01/28/2026	—	(306,607)
72,000,000 NZD	41,416,200 USD	HSBC	01/28/2026	—	(80,304)
13,985,384 USD	12,000,000 EUR	HSBC	01/28/2026	132,932	—
14,756,557 USD	2,300,000,000 JPY	HSBC	01/28/2026	—	(42,081)
77,750,000 CHF	97,557,964 USD	JPMorgan	01/28/2026	—	(851,443)
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Variable Portfolio – Managed Volatility Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
14,057,357 USD	2,200,000,000 JPY	JPMorgan	01/28/2026	17,357	—
12,500,000 EUR	14,587,313 USD	Morgan Stanley	01/28/2026	—	(119,267)
40,000,000 SEK	4,318,186 USD	Morgan Stanley	01/28/2026	—	(32,049)
27,159,363 USD	20,500,000 GBP	Morgan Stanley	01/28/2026	472,826	—
10,957,857 USD	1,700,000,000 JPY	Morgan Stanley	01/28/2026	—	(81,940)
5,804,170 USD	10,000,000 NZD	Morgan Stanley	01/28/2026	—	(40,767)
12,000,000 GBP	15,977,472 USD	UBS	01/28/2026	—	(197,468)
47,429,930 USD	37,500,000 CHF	UBS	01/28/2026	34,414	—
47,198,680 USD	40,000,000 EUR	UBS	01/28/2026	—	(137,627)
143,910,775 USD	1,456,000,000 NOK	UBS	01/28/2026	544,436	—
6,000,000 CAD	4,386,917 USD	Wells Fargo	01/28/2026	10,797	—
23,000,000 CAD	16,750,824 USD	Wells Fargo	01/28/2026	—	(24,303)
6,000,000 EUR	7,070,744 USD	Wells Fargo	01/28/2026	11,586	—
1,000,000,000 JPY	6,482,479 USD	Wells Fargo	01/28/2026	84,881	—
169,610,122 USD	258,500,000 AUD	Wells Fargo	01/28/2026	2,923,635	—
6,020,004 USD	9,000,000 AUD	Wells Fargo	01/28/2026	—	(13,026)
18,675,299 USD	15,000,000 CHF	Wells Fargo	01/28/2026	310,439	—
55,774,216 USD	44,000,000 CHF	Wells Fargo	01/28/2026	—	(82,719)
Total				5,046,539	(7,497,372)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
CAC40 Index	271	01/2026	EUR	22,097,340	54,484	—
FTSE 100 Index	580	03/2026	GBP	57,657,800	935,564	—
IBEX 35 Index	60	01/2026	EUR	10,367,700	212,301	—
MSCI Singapore Index	285	01/2026	SGD	12,703,875	—	(16,188)
NASDAQ 100 Index E-mini	275	03/2026	USD	140,012,125	—	(62,545)
OMXS30 Index	2,381	01/2026	SEK	689,359,025	1,426,104	—
S&P 500 Index E-mini	2,915	03/2026	USD	1,004,581,875	1,340,565	—
S&P 500 Index E-mini	506	03/2026	USD	174,380,250	—	(922,490)
S&P Mid 400 Index E-mini	25	03/2026	USD	8,313,000	—	(106,268)
S&P/TSX 60 Index	385	03/2026	CAD	143,366,300	462,009	—
SPI 200 Index	207	03/2026	AUD	44,898,300	181,987	—
SPI 200 Index	50	03/2026	AUD	10,845,000	—	(11,729)
TOPIX Index	544	03/2026	JPY	18,569,440,000	1,088,139	—
U.S. Long Bond	110	03/2026	USD	12,715,313	48,830	—
U.S. Long Bond	206	03/2026	USD	23,812,313	—	(182,381)
U.S. Treasury 10-Year Note	261	03/2026	USD	29,346,188	—	(111,064)
U.S. Treasury 2-Year Note	811	03/2026	USD	169,327,929	64,375	—
U.S. Treasury 2-Year Note	38	03/2026	USD	7,933,984	—	(1,853)
U.S. Treasury 5-Year Note	150	03/2026	USD	16,395,703	29,027	—
U.S. Treasury 5-Year Note	1,671	03/2026	USD	182,648,134	—	(222,830)
U.S. Treasury Ultra Bond	30	03/2026	USD	3,540,000	16,815	—
U.S. Treasury Ultra Bond	286	03/2026	USD	33,748,000	—	(372,570)
Total					5,860,200	(2,009,918)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DAX Index	(7)	03/2026	EUR	(4,320,750)	—	(62,242)
Euro STOXX 50 Index	(81)	03/2026	EUR	(4,731,210)	—	(66,757)
FTSE/MIB Index	(127)	03/2026	EUR	(28,608,655)	—	(564,919)
Russell 2000 Index E-mini	(110)	03/2026	USD	(13,739,000)	416,077	—
Total					416,077	(693,918)

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	51,341,250	75	6,940.00	03/20/2026	1,245,114	1,084,875

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	1,215,076,250	1,775	5,300.00	12/17/2027	45,614,640	35,934,875
S&P 500 Index	Morgan Stanley	USD	1,126,084,750	1,645	5,200.00	12/17/2027	39,472,628	31,090,500
S&P 500 Index	Morgan Stanley	USD	907,028,750	1,325	5,400.00	12/17/2027	33,870,337	28,719,375
S&P 500 Index	Morgan Stanley	USD	776,964,250	1,135	5,500.00	12/17/2027	27,073,059	26,349,025
Total							146,030,664	122,093,775

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(51,341,250)	(75)	6,940.00	03/20/2026	(1,312,386)	(1,441,500)
Notes to Portfolio of Investments
(a)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	1,833,081,274	4,585,175,772	(4,640,520,328)	(196,915)	1,777,539,803	—	54,443	74,599,637	1,778,073,225
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	306,579,121	1,923	(13,226,277)	7,626,431	300,981,198	—	41,630,640	—	4,737,623
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares
	—	114,099,999	(132,824)	4,220,022	118,187,197	—	4,189	—	15,055,694
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	720,446,998	6,625	(32,108,990)	21,977,150	710,321,783	—	75,390,837	—	5,486,381
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	163,465,598	8,731,358	(17,709,796)	8,522,008	163,009,168	—	(3,081,853)	8,728,759	18,954,554
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	404,132,055	25,908,364	(16,878,987)	119,609	413,281,041	—	59,391,882	—	7,268,397
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	82,724,143	3,405,499	(47,837,382)	2,556,345	40,848,605	—	(2,144,378)	3,404,867	4,295,332
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	149,403,754	8,434,500	(118,025,123)	40,458,897	80,272,028	—	(42,756,874)	8,416,444	11,305,919
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	822,608,421	17,884,853	(229,259,777)	247,795,695	859,029,192	—	12,059,778	17,884,853	48,017,283
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	724,650,694	9,564	(64,446,066)	47,462,355	707,676,547	—	47,853,599	—	26,317,462
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	389,463,648	20,850,000	(50,786,775)	60,755,345	420,282,218	—	37,243,264	—	7,499,683
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	62,213,450	2,995	(3,777,918)	1,138,429	59,576,956	—	7,770,892	—	921,531
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Variable Portfolio – Managed Volatility Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	60,913,026	1,815	(3,150,883)	3,596,034	61,359,992	—	4,592,853	—	1,296,155
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	43,687,693	7,884,511	(5,651,893)	(1,904,859)	44,015,452	7,351,176	353,294	531,829	3,479,483
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	43,475,288	5,854,056	(9,425,654)	3,145,954	43,049,644	5,850,999	(52,244)	—	2,873,808
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	81,199,773	1,806,527	(7,941,241)	6,667,471	81,732,530	—	(1,292,013)	1,804,659	8,732,108
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	163,253,924	5,150,264	(14,394,601)	9,374,252	163,383,839	—	(2,809,099)	5,147,787	17,549,285
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares
	365,680,545	3,853	(15,158,380)	2,720,718	353,246,736	—	43,900,837	—	4,333,252
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	353,446,489	—	(21,761,171)	29,051,422	360,736,740	—	12,998,865	—	8,170,708
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	202,379,251	9,529,758	(15,108,270)	7,087,479	203,888,218	—	(1,842,172)	9,524,780	21,899,916
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	60,861,366	751	(11,012,169)	(16,259,245)	33,590,703	—	18,004,875	—	646,970
CTIVP® – Wellington Large Cap Value Fund, Class 1 Shares
	355,307,482	—	(39,318,684)	42,491,191	358,479,989	—	22,687,350	—	6,963,481
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	62,410,483	2,597	(11,452,888)	(18,544,263)	32,415,929	—	24,897,793	—	558,992
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares
	373,705,123	10,355	(61,274,307)	42,524,469	354,965,640	—	15,611,661	—	5,125,117
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	368,513,734	19,570,043	(32,223,468)	11,358,016	367,218,325	—	(3,992,747)	19,565,228	37,624,828
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	393,377,167	2,583	(15,356,730)	10,135,867	388,158,887	—	38,979,742	—	7,443,123
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	599,896,215	33,534,106	(119,838,843)	98,598,349	612,189,827	24,076,383	4,222,795	9,457,723	48,663,738
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	291,180,154	4,773,764	(18,714,063)	48,711,559	325,951,414	2,459,180	(2,450,997)	2,292,946	24,919,833
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	314,204,051	10,026,062	(75,871,248)	77,032,003	325,390,868	763,009	12,130,736	9,263,053	24,355,604
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	106,252,148	9,570	(3,038,451)	5,110,440	108,333,707	—	3,571,273	—	2,898,173
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	106,436,161	8,594	(2,571,588)	5,168,134	109,041,301	—	2,733,921	—	2,583,917
Total	10,004,949,229			808,500,362	9,978,155,477	40,500,747	425,663,142	170,622,565

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2025.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2025
7

Portfolio of Investments (continued)
December 31, 2025
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Managed Volatility Growth Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	6,982,075,764	6,982,075,764
Exchange-Traded Equity Funds	659,490,529	—	—	—	659,490,529
Exchange-Traded Fixed Income Funds	361,578,905	—	—	—	361,578,905
Fixed Income Funds	—	—	—	1,218,539,910	1,218,539,910
Residential Mortgage-Backed Securities - Agency	—	480,106,432	—	—	480,106,432
Call Option Contracts Purchased	1,084,875	—	—	—	1,084,875
Put Option Contracts Purchased	122,093,775	—	—	—	122,093,775
Money Market Funds	1,777,539,803	—	—	—	1,777,539,803
Total Investments in Securities	2,921,787,887	480,106,432	—	8,200,615,674	11,602,509,993
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	5,046,539	—	—	5,046,539
Futures Contracts	6,276,277	—	—	—	6,276,277
Liability
Forward Foreign Currency Exchange Contracts	—	(7,497,372)	—	—	(7,497,372)
Futures Contracts	(2,703,836)	—	—	—	(2,703,836)
Put Option Contracts Written	(1,441,500)	—	—	—	(1,441,500)
Total	2,923,918,828	477,655,599	—	8,200,615,674	11,602,190,101
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2025
9

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,389,884,267)	$1,501,175,866
Affiliated issuers (cost $6,351,872,858)	9,978,155,477
Option contracts purchased (cost $147,275,778)	123,178,650
Foreign currency (cost $1)	1
Cash collateral held at broker for:
TBA	854,000
Other(a)	63,000,000
Margin deposits on:
Futures contracts	119,689,502
Unrealized appreciation on forward foreign currency exchange contracts	5,046,539
Receivable for:
Investments sold	10,446,556
Investments sold on a delayed delivery basis	246,649,883
Capital shares sold	23,695
Dividends	5,764,269
Interest	774,562
Variation margin for futures contracts	108,350
Prepaid expenses	38,926
Deferred compensation of board members	855,817
Total assets	12,055,762,093
Liabilities
Option contracts written, at value (premiums received $1,312,386)	1,441,500
Unrealized depreciation on forward foreign currency exchange contracts	7,497,372
Payable for:
Investments purchased	11,996,033
Investments purchased on a delayed delivery basis	728,324,742
Capital shares redeemed	13,072,508
Variation margin for futures contracts	11,884,765
Management services fees	56,939
Distribution and/or service fees	77,479
Service fees	579,528
Compensation of chief compliance officer	1,835
Compensation of board members	5,418
Other expenses	87,923
Deferred compensation of board members	1,165,444
Total liabilities	776,191,486
Net assets applicable to outstanding capital stock	$11,279,570,607
Represented by
Trust capital	$11,279,570,607
Total - representing net assets applicable to outstanding capital stock	$11,279,570,607
Class 1
Net assets	$43,294,619
Shares outstanding	1,930,156
Net asset value per share	$22.43
Class 2
Net assets	$11,236,275,988
Shares outstanding	508,537,791
Net asset value per share	$22.10

(a)	Includes collateral related to option contracts purchased and option contracts written.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Volatility Growth Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$26,194,195
Dividends — affiliated issuers	170,622,565
Interest	3,817,077
Total income	200,633,837
Expenses:
Management services fees	20,090,035
Distribution and/or service fees
Class 2	27,691,338
Service fees	6,674,097
Custodian fees	59,269
Printing and postage fees	27,681
Accounting services fees	32,423
Legal fees	201,448
Interest on collateral	138,973
Compensation of chief compliance officer	1,780
Compensation of board members	128,267
Deferred compensation of board members	60,942
Other	140,817
Total expenses	55,247,070
Net investment income	145,386,767
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(46,971,107)
Investments — affiliated issuers	425,663,142
Capital gain distributions from underlying affiliated funds	40,500,747
Foreign currency translations	(2,163,239)
Forward foreign currency exchange contracts	(11,385,770)
Futures contracts	57,508,906
Option contracts purchased	(40,329,922)
Option contracts written	(3,681,349)
Net realized gain	419,141,408
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	111,861,131
Investments — affiliated issuers	808,500,362
Forward foreign currency exchange contracts	15,254,203
Futures contracts	36,693,550
Option contracts purchased	(9,316,856)
Option contracts written	(129,114)
Net change in unrealized appreciation (depreciation)	962,863,276
Net realized and unrealized gain	1,382,004,684
Net increase in net assets resulting from operations	$1,527,391,451
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2025
11

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$145,386,767	$192,391,288
Net realized gain	419,141,408	810,356,069
Net change in unrealized appreciation (depreciation)	962,863,276	288,968,236
Net increase in net assets resulting from operations	1,527,391,451	1,291,715,593
Decrease in net assets from capital stock activity	(1,378,553,545)	(1,311,842,304)
Total increase (decrease) in net assets	148,837,906	(20,126,711)
Net assets at beginning of year	11,130,732,701	11,150,859,412
Net assets at end of year	$11,279,570,607	$11,130,732,701

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	230,338	4,798,437	356,063	6,737,488
Shares redeemed	(80,906)	(1,659,915)	(223,874)	(4,258,660)
Net increase	149,432	3,138,522	132,189	2,478,828
Class 2
Shares sold	72,596	1,485,118	65,635	1,238,423
Shares redeemed	(67,599,252)	(1,383,177,185)	(70,552,132)	(1,315,559,555)
Net decrease	(67,526,656)	(1,381,692,067)	(70,486,497)	(1,314,321,132)
Total net decrease	(67,377,224)	(1,378,553,545)	(70,354,308)	(1,311,842,304)
The accompanying Notes to Financial Statements are an integral part of this statement.
12
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Variable Portfolio – Managed Volatility Growth Fund  | 2025
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2025	$19.51	0.32	2.60	2.92
Year Ended 12/31/2024	$17.38	0.36	1.77	2.13
Year Ended 12/31/2023	$15.13	0.25	2.00	2.25
Year Ended 12/31/2022	$18.73	0.12	(3.72)	(3.60)
Year Ended 12/31/2021	$16.69	0.08	1.96	2.04
Class 2
Year Ended 12/31/2025	$19.26	0.27	2.57	2.84
Year Ended 12/31/2024	$17.20	0.31	1.75	2.06
Year Ended 12/31/2023	$15.01	0.21	1.98	2.19
Year Ended 12/31/2022	$18.63	0.07	(3.69)	(3.62)
Year Ended 12/31/2021	$16.65	0.04	1.94	1.98

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Managed Volatility Growth Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$22.43	14.97%	0.25% (c)	0.25% (c)	1.54%	184%	$43,295
Year Ended 12/31/2024	$19.51	12.25%	0.25% (c)	0.25% (c)	1.92%	155%	$34,733
Year Ended 12/31/2023	$17.38	14.87%	0.25% (c)	0.25% (c)	1.58%	163%	$28,646
Year Ended 12/31/2022	$15.13	(19.22% )	0.25% (c)	0.25% (c)	0.73%	151%	$17,737
Year Ended 12/31/2021	$18.73	12.22%	0.25% (c)	0.25% (c)	0.46%	196%	$15,036
Class 2
Year Ended 12/31/2025	$22.10	14.75%	0.50% (c)	0.50% (c)	1.31%	184%	$11,236,276
Year Ended 12/31/2024	$19.26	11.98%	0.50% (c)	0.50% (c)	1.68%	155%	$11,095,999
Year Ended 12/31/2023	$17.20	14.59%	0.50% (c)	0.50% (c)	1.34%	163%	$11,122,214
Year Ended 12/31/2022	$15.01	(19.43% )	0.50% (c)	0.50% (c)	0.45%	151%	$10,527,029
Year Ended 12/31/2021	$18.63	11.89%	0.50% (c)	0.50% (c)	0.22%	196%	$14,007,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2025
15

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Variable Portfolio – Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
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Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest
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Notes to Financial Statements (continued)
December 31, 2025
rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet
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Notes to Financial Statements (continued)
December 31, 2025
certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies in the normal course of pursuing its investment objectives. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short-term investments), or for other investment purposes. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund may use options that are written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and
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Notes to Financial Statements (continued)
December 31, 2025
put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	6,117,230 *
Equity risk	Investments, at value — Option contracts purchased	123,178,650
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,046,539
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	159,047 *
Total		134,501,466

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Notes to Financial Statements (continued)
December 31, 2025
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,813,138 *
Equity risk	Option contracts written, at value	1,441,500
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	7,497,372
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	890,698 *
Total		11,642,708

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	68,813,653	(40,329,922)	(3,681,349)	24,802,382
Foreign exchange risk	(11,385,770)	—	—	—	(11,385,770)
Interest rate risk	—	(11,304,747)	—	—	(11,304,747)
Total	(11,385,770)	57,508,906	(40,329,922)	(3,681,349)	2,111,865

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	36,878,359	(9,316,856)	(129,114)	27,432,389
Foreign exchange risk	15,254,203	—	—	—	15,254,203
Interest rate risk	—	(184,809)	—	—	(184,809)
Total	15,254,203	36,693,550	(9,316,856)	(129,114)	42,501,783
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,198,628,059
Futures contracts — short	130,994,075

Derivative instrument	Average value ($)
Option contracts purchased	99,175,921
Option contracts written	(7,943,515)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	9,080,598	(9,321,961)
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Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Notes to Financial Statements (continued)
December 31, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of December 31, 2025:
	Barclays	Citi	Goldman Sachs International	HSBC	JPMorgan	Morgan Stanley (a)	Morgan Stanley (a)	UBS	Wells Fargo	Total
Assets
Forward foreign currency exchange contracts	$-	445,541	57,695	132,932	17,357	472,826	-	578,850	3,341,338	5,046,539
Call option contracts purchased	-	-	-	-	-	-	1,084,875	-	-	1,084,875
Put option contracts purchased	-	-	-	-	-	-	122,093,775	-	-	122,093,775
Total assets	-	445,541	57,695	132,932	17,357	472,826	123,178,650	578,850	3,341,338	128,225,189
Liabilities
Forward foreign currency exchange contracts	824,458	3,855,547	807,766	428,992	851,443	274,023	-	335,095	120,048	7,497,372
Put option contracts written	-	-	-	-	-	-	1,441,500	-	-	1,441,500
Total liabilities	824,458	3,855,547	807,766	428,992	851,443	274,023	1,441,500	335,095	120,048	8,938,872
Total financial and derivative net assets	(824,458)	(3,410,006)	(750,071)	(296,060)	(834,086)	198,803	121,737,150	243,755	3,221,290	119,286,317
Total collateral received (pledged) (b)	-	-	-	-	-	-	-	-	-	-
Net amount (c)	$(824,458)	(3,410,006)	(750,071)	(296,060)	(834,086)	198,803	121,737,150	243,755	3,221,290	119,286,317

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
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Notes to Financial Statements (continued)
December 31, 2025
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other
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Variable Portfolio – Managed Volatility Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2025 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the
Variable Portfolio – Managed Volatility Growth Fund  | 2025
25

Notes to Financial Statements (continued)
December 31, 2025
Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2026 (%)
Class 1	0.77
Class 2	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,735,069,265 and $18,893,800,097, respectively, for the year ended December 31, 2025, of which $12,632,851,286 and $12,648,597,672, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2025.
26
Variable Portfolio – Managed Volatility Growth Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Variable Portfolio – Managed Volatility Growth Fund  | 2025
27

Notes to Financial Statements (continued)
December 31, 2025
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
28
Variable Portfolio – Managed Volatility Growth Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Growth Fund  | 2025
29

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Variable Portfolio – Managed Volatility Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7047_12_E01_(02/26)

Variable Portfolio – Managed Volatility Conservative Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – Managed Volatility Conservative Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 18.1%
	Shares	Value ($)
International 5.4%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	1,052,332	18,826,225
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	260,915	3,282,308
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	337,118	4,409,509
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	322,842	4,313,167
Total		30,831,209
U.S. Large Cap 11.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	79,248	5,034,629
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	107,784	13,954,731
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	161,036	9,156,506
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	498,300	13,399,286
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	146,749	8,223,840
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares(a),(b)	32,774	2,671,756
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	67,314	2,971,900
CTIVP® – Wellington Large Cap Value Fund, Class 1 Shares(a),(b)	71,159	3,663,280
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares(a),(b)	38,664	2,677,866
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	40,666	2,120,738
Total		63,874,532
U.S. Mid Cap 0.6%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	25,396	1,641,833
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	34,909	1,652,600
Total		3,294,433
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 0.8%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	80,214	1,014,702
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	67,271	1,007,719
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	34,521	1,290,401
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	30,561	1,289,673
Total		4,602,495
Total Equity Funds (Cost $46,134,186)		102,602,669

Exchange-Traded Equity Funds 1.6%

U.S. Mid Large Cap 1.6%
iShares Core S&P 500 ETF	7,050	4,828,827
Vanguard S&P 500 ETF	7,050	4,421,266
Total		9,250,093
Total Exchange-Traded Equity Funds (Cost $9,003,920)		9,250,093

Exchange-Traded Fixed Income Funds 7.5%

Investment Grade 7.5%
iShares Core U.S. Aggregate Bond ETF	233,000	23,272,040
iShares iBoxx $ Investment Grade Corporate Bond ETF	12,600	1,388,394
Vanguard Intermediate-Term Corporate Bond ETF	36,000	3,015,000
Vanguard Total Bond Market ETF	200,000	14,814,000
Total		42,489,434
Total Exchange-Traded Fixed Income Funds (Cost $41,871,056)		42,489,434

Fixed Income Funds 54.5%

Investment Grade 54.5%
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares(a)	3,479,464	27,313,788
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	6,458,832	55,545,953
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,119,671	10,648,074
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	2,387,868	16,953,865
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025
Fixed Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,257,314	21,128,461
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,182,974	57,563,491
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	5,958,476	55,473,410
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	6,703,915	65,430,206
Total		310,057,248
Total Fixed Income Funds (Cost $332,887,546)		310,057,248

Residential Mortgage-Backed Securities - Agency 7.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/20/2041- 01/14/2056	3.000%	6,250,000	5,600,799
01/20/2041- 01/14/2056	3.500%	6,800,000	6,362,209
01/20/2041- 01/14/2056	4.000%	9,747,000	9,335,325
01/14/2056	4.500%	17,950,000	17,521,752
01/14/2056	5.000%	5,100,000	5,085,656
Total Residential Mortgage-Backed Securities - Agency (Cost $43,941,172)			43,905,741

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $16,602)	14,465

Put Option Contracts Purchased 0.3%

(Cost $2,224,662)	1,853,725

Money Market Funds 17.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(a),(d)	100,485,570	100,455,424
Total Money Market Funds (Cost $100,444,131)		100,455,424
Total Investments in Securities (Cost: $576,523,275)		610,628,799
Other Assets & Liabilities, Net		(41,867,697)
Net Assets		568,761,102
At December 31, 2025, securities and/or cash totaling $2,611,394 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,750,000 CAD	1,973,591 USD	Barclays	01/28/2026	—	(32,131)
800,000 GBP	1,076,221 USD	Barclays	01/28/2026	—	(2,108)
929,816 USD	1,600,000 NZD	Barclays	01/28/2026	—	(7,671)
400,000 CAD	289,683 USD	Citi	01/28/2026	—	(2,058)
450,000 NZD	260,067 USD	Citi	01/28/2026	714	—
9,500,000 SEK	1,031,569 USD	Citi	01/28/2026	—	(1,612)
1,271,868 USD	1,000,000 CHF	Citi	01/28/2026	—	(6,152)
11,050,812 USD	1,705,000,000 JPY	Citi	01/28/2026	—	(142,908)
986,046 USD	9,250,000 SEK	Citi	01/28/2026	19,946	—
14,000,000 SEK	1,525,520 USD	Goldman Sachs International	01/28/2026	2,937	—
19,300,000 SEK	2,051,544 USD	Goldman Sachs International	01/28/2026	—	(47,445)
319,280 USD	550,000 NZD	Goldman Sachs International	01/28/2026	—	(2,293)
1,800,000 GBP	2,411,325 USD	HSBC	01/28/2026	—	(14,916)
3,650,000 NZD	2,099,571 USD	HSBC	01/28/2026	—	(4,071)
174,817 USD	150,000 EUR	HSBC	01/28/2026	1,662	—
96,239 USD	15,000,000 JPY	HSBC	01/28/2026	—	(274)
4,950,000 CHF	6,211,086 USD	JPMorgan	01/28/2026	—	(54,208)
383,383 USD	60,000,000 JPY	JPMorgan	01/28/2026	473	—
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Variable Portfolio – Managed Volatility Conservative Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
4,710,000 EUR	5,496,499 USD	Morgan Stanley	01/28/2026	—	(44,940)
475,000 GBP	629,302 USD	Morgan Stanley	01/28/2026	—	(10,956)
1,500,000 SEK	161,932 USD	Morgan Stanley	01/28/2026	—	(1,202)
128,916 USD	20,000,000 JPY	Morgan Stanley	01/28/2026	—	(964)
290,209 USD	500,000 NZD	Morgan Stanley	01/28/2026	—	(2,038)
750,000 GBP	998,592 USD	UBS	01/28/2026	—	(12,342)
2,529,596 USD	2,000,000 CHF	UBS	01/28/2026	1,835	—
855,774 USD	725,000 EUR	UBS	01/28/2026	—	(2,792)
7,180,713 USD	72,650,000 NOK	UBS	01/28/2026	27,166	—
200,000 CAD	146,231 USD	Wells Fargo	01/28/2026	360	—
1,150,000 CAD	837,541 USD	Wells Fargo	01/28/2026	—	(1,215)
100,000 EUR	117,846 USD	Wells Fargo	01/28/2026	193	—
5,000,000 JPY	32,413 USD	Wells Fargo	01/28/2026	424	—
7,676,744 USD	11,700,000 AUD	Wells Fargo	01/28/2026	132,327	—
778,138 USD	625,000 CHF	Wells Fargo	01/28/2026	12,935	—
2,661,951 USD	2,100,000 CHF	Wells Fargo	01/28/2026	—	(3,948)
Total				200,972	(398,244)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
CAC40 Index	4	01/2026	EUR	326,160	804	—
FTSE 100 Index	4	03/2026	GBP	397,640	5,715	—
IBEX 35 Index	1	01/2026	EUR	172,795	3,538	—
MSCI Singapore Index	2	01/2026	SGD	89,150	—	(117)
NASDAQ 100 Index E-mini	4	03/2026	USD	2,036,540	—	(910)
OMXS30 Index	18	01/2026	SEK	5,211,450	10,156	—
S&P 500 Index E-mini	22	03/2026	USD	7,581,750	66,696	—
S&P 500 Index E-mini	20	03/2026	USD	6,892,500	—	(49,607)
S&P/TSX 60 Index	5	03/2026	CAD	1,861,900	6,000	—
SPI 200 Index	1	03/2026	AUD	216,900	871	—
SPI 200 Index	1	03/2026	AUD	216,900	—	(235)
TOPIX Index	4	03/2026	JPY	136,540,000	7,432	—
U.S. Treasury 10-Year Note	42	03/2026	USD	4,722,375	—	(10,962)
U.S. Treasury 2-Year Note	52	03/2026	USD	10,857,031	3,602	—
U.S. Treasury 5-Year Note	21	03/2026	USD	2,295,398	3,290	—
U.S. Treasury 5-Year Note	123	03/2026	USD	13,444,477	—	(18,702)
Total					108,104	(80,533)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(17)	03/2026	EUR	(992,970)	—	(14,011)
FTSE/MIB Index	(2)	03/2026	EUR	(450,530)	—	(8,896)
Russell 2000 Index E-mini	(4)	03/2026	USD	(499,600)	15,130	—
S&P Mid 400 Index E-mini	(3)	03/2026	USD	(997,560)	15,563	—
U.S. Long Bond	(14)	03/2026	USD	(1,618,313)	10,745	—
U.S. Treasury Ultra Bond	(13)	03/2026	USD	(1,534,000)	23,329	—
Total					64,767	(22,907)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	684,550	1	6,940.00	03/20/2026	16,602	14,465

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	21,221,050	31	5,200.00	12/17/2027	743,861	585,900
S&P 500 Index	Morgan Stanley	USD	17,798,300	26	5,300.00	12/17/2027	668,158	526,370
S&P 500 Index	Morgan Stanley	USD	11,637,350	17	5,500.00	12/17/2027	403,643	394,655
S&P 500 Index	Morgan Stanley	USD	10,952,800	16	5,400.00	12/17/2027	409,000	346,800
Total							2,224,662	1,853,725

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(684,550)	(1)	6,940.00	03/20/2026	(17,499)	(19,220)
Notes to Portfolio of Investments
(a)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	98,373,516	150,779,497	(148,685,079)	(12,510)	100,455,424	—	3,428	4,362,473	100,485,570
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	4,935,591	1,079,917	(1,265,366)	284,487	5,034,629	—	612,188	—	79,248
Columbia Variable Portfolio – Corporate Bond Fund, Class 1 Shares
	—	28,152,643	(1,821,204)	982,349	27,313,788	—	24,120	—	3,479,464
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	12,064,370	4,242,794	(3,198,094)	845,661	13,954,731	—	1,029,781	—	107,784
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	55,017,626	4,916,945	(7,480,850)	3,092,232	55,545,953	—	(1,264,932)	3,004,926	6,458,832
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	7,497,766	3,621,389	(2,886,505)	923,856	9,156,506	—	427,056	—	161,036
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	21,019,076	1,544,948	(11,808,887)	(107,063)	10,648,074	—	193,805	912,832	1,119,671
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	33,144,166	4,951,127	(28,527,165)	7,385,737	16,953,865	—	(7,871,092)	1,909,314	2,387,868
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	18,341,673	1,927,508	(6,193,596)	4,750,640	18,826,225	—	1,112,738	390,895	1,052,332
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	13,120,647	2,994,942	(3,824,940)	1,108,637	13,399,286	—	889,581	—	498,300
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	7,569,164	1,510,147	(2,559,895)	1,704,424	8,223,840	—	311,493	—	146,749
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	1,692,946	548,394	(742,991)	143,484	1,641,833	—	166,311	—	25,396
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	1,726,513	443,637	(666,907)	149,357	1,652,600	—	105,741	—	34,909
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	992,721	487,113	(439,213)	(25,919)	1,014,702	169,831	9,847	12,287	80,214
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Variable Portfolio – Managed Volatility Conservative Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	990,192	458,053	(500,889)	60,363	1,007,719	133,435	39,786	—	67,271
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	20,951,808	1,304,983	(2,914,731)	1,786,401	21,128,461	—	(393,514)	473,392	2,257,314
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	57,075,767	4,339,018	(7,467,988)	3,616,694	57,563,491	—	(1,288,885)	1,841,379	6,182,974
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares
	3,617,251	1,042,518	(1,829,903)	(158,110)	2,671,756	—	673,395	—	32,774
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	3,631,966	628,058	(1,519,101)	230,977	2,971,900	—	228,461	—	67,314
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	55,034,818	4,799,465	(6,645,670)	2,284,797	55,473,410	—	(862,369)	2,629,135	5,958,476
CTIVP® – Wellington Large Cap Value Fund, Class 1 Shares
	3,662,034	439,538	(1,038,486)	600,194	3,663,280	—	100,052	—	71,159
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares
	3,621,673	1,060,017	(2,212,073)	208,249	2,677,866	—	472,470	—	38,664
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	65,304,519	6,211,064	(8,313,215)	2,227,838	65,430,206	—	(936,972)	3,558,840	6,703,915
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	3,075,214	596,492	(958,719)	(592,249)	2,120,738	—	1,022,632	—	40,666
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	3,201,324	545,038	(838,578)	374,524	3,282,308	133,481	198,309	50,094	260,915
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	4,264,980	711,413	(1,241,121)	674,237	4,409,509	34,146	18,917	33,433	337,118
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	4,307,457	549,406	(1,494,358)	950,662	4,313,167	10,662	287,079	128,568	322,842
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	1,257,020	400,079	(434,156)	67,458	1,290,401	—	63,467	—	34,521
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	1,266,984	409,425	(446,239)	59,503	1,289,673	—	58,550	—	30,561
Total	506,758,782			33,616,910	513,115,341	481,555	(4,568,557)	19,307,568

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2025.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2025
7

Portfolio of Investments (continued)
December 31, 2025
Currency Legend (continued)
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	102,602,669	102,602,669
Exchange-Traded Equity Funds	9,250,093	—	—	—	9,250,093
Exchange-Traded Fixed Income Funds	42,489,434	—	—	—	42,489,434
Fixed Income Funds	—	—	—	310,057,248	310,057,248
Residential Mortgage-Backed Securities - Agency	—	43,905,741	—	—	43,905,741
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Managed Volatility Conservative Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Call Option Contracts Purchased	14,465	—	—	—	14,465
Put Option Contracts Purchased	1,853,725	—	—	—	1,853,725
Money Market Funds	100,455,424	—	—	—	100,455,424
Total Investments in Securities	154,063,141	43,905,741	—	412,659,917	610,628,799
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	200,972	—	—	200,972
Futures Contracts	172,871	—	—	—	172,871
Liability
Forward Foreign Currency Exchange Contracts	—	(398,244)	—	—	(398,244)
Futures Contracts	(103,440)	—	—	—	(103,440)
Put Option Contracts Written	(19,220)	—	—	—	(19,220)
Total	154,113,352	43,708,469	—	412,659,917	610,481,738
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2025
9

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $94,816,148)	$95,645,268
Affiliated issuers (cost $479,465,863)	513,115,341
Option contracts purchased (cost $2,241,264)	1,868,190
Cash collateral held at broker for:
Other(a)	1,050,000
Margin deposits on:
Futures contracts	1,561,394
Unrealized appreciation on forward foreign currency exchange contracts	200,972
Receivable for:
Investments sold	488,617
Investments sold on a delayed delivery basis	4,663,258
Dividends	330,573
Interest	70,810
Variation margin for futures contracts	23,157
Prepaid expenses	3,942
Deferred compensation of board members	106,448
Total assets	619,127,970
Liabilities
Option contracts written, at value (premiums received $17,499)	19,220
Unrealized depreciation on forward foreign currency exchange contracts	398,244
Payable for:
Investments purchased	197,670
Investments purchased on a delayed delivery basis	48,690,306
Capital shares redeemed	673,026
Variation margin for futures contracts	168,258
Management services fees	3,315
Distribution and/or service fees	3,907
Service fees	29,054
Compensation of chief compliance officer	92
Compensation of board members	686
Other expenses	36,234
Deferred compensation of board members	146,856
Total liabilities	50,366,868
Net assets applicable to outstanding capital stock	$568,761,102
Represented by
Trust capital	$568,761,102
Total - representing net assets applicable to outstanding capital stock	$568,761,102
Class 1
Net assets	$770,978
Shares outstanding	52,224
Net asset value per share	$14.76
Class 2
Net assets	$567,990,124
Shares outstanding	39,115,157
Net asset value per share	$14.52

(a)	Includes collateral related to option contracts purchased and option contracts written.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Volatility Conservative Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$1,563,710
Dividends — affiliated issuers	19,307,568
Interest	44,010
Total income	20,915,288
Expenses:
Management services fees	1,182,405
Distribution and/or service fees
Class 2	1,418,751
Service fees	340,975
Custodian fees	42,295
Printing and postage fees	13,241
Accounting services fees	32,423
Legal fees	26,866
Interest on collateral	1,506
Compensation of chief compliance officer	89
Compensation of board members	16,952
Deferred compensation of board members	8,001
Other	12,206
Total expenses	3,095,710
Net investment income	17,819,578
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,004,440
Investments — affiliated issuers	(4,568,557)
Capital gain distributions from underlying affiliated funds	481,555
Foreign currency translations	(8,242)
Forward foreign currency exchange contracts	(118,011)
Futures contracts	657,907
Option contracts purchased	(639,089)
Option contracts written	(67,161)
Net realized loss	(2,257,158)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,716,593
Investments — affiliated issuers	33,616,910
Forward foreign currency exchange contracts	8,692
Futures contracts	(461,843)
Option contracts purchased	(137,252)
Option contracts written	(1,721)
Net change in unrealized appreciation (depreciation)	34,741,379
Net realized and unrealized gain	32,484,221
Net increase in net assets resulting from operations	$50,303,799
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2025
11

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$17,819,578	$18,233,046
Net realized gain (loss)	(2,257,158)	10,765,611
Net change in unrealized appreciation (depreciation)	34,741,379	(5,049,122)
Net increase in net assets resulting from operations	50,303,799	23,949,535
Decrease in net assets from capital stock activity	(38,496,680)	(46,480,438)
Total increase (decrease) in net assets	11,807,119	(22,530,903)
Net assets at beginning of year	556,953,983	579,484,886
Net assets at end of year	$568,761,102	$556,953,983

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	8,312	117,447	4,631	60,562
Shares redeemed	(4,166)	(58,021)	(4,295)	(57,620)
Net increase	4,146	59,426	336	2,942
Class 2
Shares sold	3,725,927	51,071,487	3,654,130	48,378,446
Shares redeemed	(6,446,587)	(89,627,593)	(7,232,197)	(94,861,826)
Net decrease	(2,720,660)	(38,556,106)	(3,578,067)	(46,483,380)
Total net decrease	(2,716,514)	(38,496,680)	(3,577,731)	(46,480,438)
The accompanying Notes to Financial Statements are an integral part of this statement.
12
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Variable Portfolio – Managed Volatility Conservative Fund  | 2025
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2025	$13.49	0.48	0.79	1.27
Year Ended 12/31/2024	$12.89	0.47	0.13	0.60
Year Ended 12/31/2023	$11.93	0.33	0.63	0.96
Year Ended 12/31/2022	$14.16	0.20	(2.43)	(2.23)
Year Ended 12/31/2021	$13.76	0.16	0.24	0.40
Class 2
Year Ended 12/31/2025	$13.30	0.44	0.78	1.22
Year Ended 12/31/2024	$12.75	0.42	0.13	0.55
Year Ended 12/31/2023	$11.82	0.29	0.64	0.93
Year Ended 12/31/2022	$14.07	0.15	(2.40)	(2.25)
Year Ended 12/31/2021	$13.71	0.11	0.25	0.36

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Managed Volatility Conservative Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2025	$14.76	9.41%	0.30% (c)	0.30% (c)	3.39%	181%	$771
Year Ended 12/31/2024	$13.49	4.66%	0.29%	0.29%	3.52%	174%	$648
Year Ended 12/31/2023	$12.89	8.05%	0.29% (c)	0.29% (c)	2.73%	178%	$616
Year Ended 12/31/2022	$11.93	(15.75% )	0.29% (c)	0.29% (c)	1.56%	147%	$422
Year Ended 12/31/2021	$14.16	2.91%	0.29% (c)	0.29% (c)	1.18%	195%	$421
Class 2
Year Ended 12/31/2025	$14.52	9.17%	0.55% (c)	0.55% (c)	3.14%	181%	$567,990
Year Ended 12/31/2024	$13.30	4.31%	0.54%	0.54%	3.18%	174%	$556,306
Year Ended 12/31/2023	$12.75	7.87%	0.54% (c)	0.54% (c)	2.43%	178%	$578,869
Year Ended 12/31/2022	$11.82	(15.99% )	0.54% (c)	0.54% (c)	1.22%	147%	$605,114
Year Ended 12/31/2021	$14.07	2.63%	0.54% (c)	0.54% (c)	0.81%	195%	$744,356
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2025
15

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
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Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest
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Notes to Financial Statements (continued)
December 31, 2025
rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet
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Notes to Financial Statements (continued)
December 31, 2025
certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies in the normal course of pursuing its investment objectives. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short-term investments), or for other investment purposes. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund may use options that are written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and
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Notes to Financial Statements (continued)
December 31, 2025
put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	131,905 *
Equity risk	Investments, at value — Option contracts purchased	1,868,190
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	200,972
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	40,966 *
Total		2,242,033

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Notes to Financial Statements (continued)
December 31, 2025
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	73,776 *
Equity risk	Option contracts written, at value	19,220
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	398,244
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	29,664 *
Total		520,904

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	243,028	(639,089)	(67,161)	(463,222)
Foreign exchange risk	(118,011)	—	—	—	(118,011)
Interest rate risk	—	414,879	—	—	414,879
Total	(118,011)	657,907	(639,089)	(67,161)	(166,354)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	(123,317)	(137,252)	(1,721)	(262,290)
Foreign exchange risk	8,692	—	—	—	8,692
Interest rate risk	—	(338,526)	—	—	(338,526)
Total	8,692	(461,843)	(137,252)	(1,721)	(592,124)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	51,724,142
Futures contracts — short	13,676,920

Derivative instrument	Average value ($)
Option contracts purchased	1,548,350
Option contracts written	(131,072)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	324,301	(336,980)
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Notes to Financial Statements (continued)
December 31, 2025
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Notes to Financial Statements (continued)
December 31, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of December 31, 2025:
	Barclays	Citi	Goldman Sachs International	HSBC	JPMorgan	Morgan Stanley (a)	Morgan Stanley (a)	UBS	Wells Fargo	Total
Assets
Forward foreign currency exchange contracts	$-	20,660	2,937	1,662	473	-	-	29,001	146,239	200,972
Call option contracts purchased	-	-	-	-	-	-	14,465	-	-	14,465
Put option contracts purchased	-	-	-	-	-	-	1,853,725	-	-	1,853,725
Total assets	-	20,660	2,937	1,662	473	-	1,868,190	29,001	146,239	2,069,162
Liabilities
Forward foreign currency exchange contracts	41,910	152,730	49,738	19,261	54,208	60,100	-	15,134	5,163	398,244
Put option contracts written	-	-	-	-	-	-	19,220	-	-	19,220
Total liabilities	41,910	152,730	49,738	19,261	54,208	60,100	19,220	15,134	5,163	417,464
Total financial and derivative net assets	(41,910)	(132,070)	(46,801)	(17,599)	(53,735)	(60,100)	1,848,970	13,867	141,076	1,651,698
Total collateral received (pledged) (b)	-	-	-	-	-	-	-	-	-	-
Net amount (c)	$(41,910)	(132,070)	(46,801)	(17,599)	(53,735)	(60,100)	1,848,970	13,867	141,076	1,651,698

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
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Notes to Financial Statements (continued)
December 31, 2025
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other
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Notes to Financial Statements (continued)
December 31, 2025
funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2025 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the
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25

Notes to Financial Statements (continued)
December 31, 2025
Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2026 (%)
Class 1	0.77
Class 2	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $923,904,798 and $952,196,285, respectively, for the year ended December 31, 2025, of which $712,910,590 and $719,846,662, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2025.
26
Variable Portfolio – Managed Volatility Conservative Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Variable Portfolio – Managed Volatility Conservative Fund  | 2025
27

Notes to Financial Statements (continued)
December 31, 2025
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
28
Variable Portfolio – Managed Volatility Conservative Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
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29

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Variable Portfolio – Managed Volatility Conservative Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7045_12_E01_(02/26)

Variable Portfolio – Managed Risk Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – Managed Risk Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 53.6%
	Shares	Value ($)
International 16.4%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	976,479	17,469,207
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	1,875,922	23,599,101
Total		41,068,308
U.S. Large Cap 35.1%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	128,067	16,580,824
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	164,081	9,329,620
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	610,903	16,427,190
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	164,731	9,231,522
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	692,692	36,123,881
Total		87,693,037
U.S. Small Cap 2.1%
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	69,233	2,587,933
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	61,530	2,596,576
Total		5,184,509
Total Equity Funds (Cost $83,455,749)		133,945,854

Exchange-Traded Equity Funds 1.9%

U.S. Mid Cap 1.9%
iShares Core S&P Mid-Cap ETF	71,000	4,686,000
Total Exchange-Traded Equity Funds (Cost $3,668,148)		4,686,000

Exchange-Traded Fixed Income Funds 6.2%
	Shares	Value ($)
Investment Grade 6.2%
iShares Core U.S. Aggregate Bond ETF	43,000	4,294,840
iShares iBoxx $ Investment Grade Corporate Bond ETF	21,670	2,387,817
Vanguard Intermediate-Term Corporate Bond ETF	38,100	3,190,875
Vanguard Total Bond Market ETF	74,500	5,518,215
Total		15,391,747
Total Exchange-Traded Fixed Income Funds (Cost $14,844,888)		15,391,747

Fixed Income Funds 29.0%

Investment Grade 29.0%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	4,033,792	34,690,613
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	3,854,011	37,615,150
Total		72,305,763
Total Fixed Income Funds (Cost $78,408,912)		72,305,763

Residential Mortgage-Backed Securities - Agency 5.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/20/2041- 01/14/2056	3.000%	1,916,000	1,721,540
01/20/2041- 01/14/2056	3.500%	2,190,000	2,053,040
01/20/2041- 01/14/2056	4.000%	3,023,000	2,898,775
01/14/2056	4.500%	5,515,000	5,383,424
01/14/2056	5.000%	1,615,000	1,610,458
Total Residential Mortgage-Backed Securities - Agency (Cost $13,685,349)			13,667,237

Put Option Contracts Purchased 0.7%
Value ($)
(Cost $2,247,714)	1,839,805
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025

Money Market Funds 7.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(a),(d)	19,351,057	19,345,252
Total Money Market Funds (Cost $19,341,634)		19,345,252
Total Investments in Securities (Cost: $215,652,394)		261,181,658
Other Assets & Liabilities, Net		(11,385,130)
Net Assets		249,796,528
At December 31, 2025, securities and/or cash totaling $2,553,985 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,195,000 CAD	857,615 USD	Barclays	01/28/2026	—	(13,962)
285,000 GBP	383,404 USD	Barclays	01/28/2026	—	(751)
406,795 USD	700,000 NZD	Barclays	01/28/2026	—	(3,356)
200,000 CAD	144,842 USD	Citi	01/28/2026	—	(1,029)
200,000 NZD	115,585 USD	Citi	01/28/2026	317	—
3,750,000 SEK	407,198 USD	Citi	01/28/2026	—	(636)
445,154 USD	350,000 CHF	Citi	01/28/2026	—	(2,153)
3,914,775 USD	604,000,000 JPY	Citi	01/28/2026	—	(50,628)
426,398 USD	4,000,000 SEK	Citi	01/28/2026	8,626	—
50,000 GBP	67,435 USD	Goldman Sachs International	01/28/2026	39	—
6,500,000 SEK	708,277 USD	Goldman Sachs International	01/28/2026	1,364	—
9,800,000 SEK	1,041,717 USD	Goldman Sachs International	01/28/2026	—	(24,091)
145,127 USD	250,000 NZD	Goldman Sachs International	01/28/2026	—	(1,042)
800,000 GBP	1,071,700 USD	HSBC	01/28/2026	—	(6,629)
1,610,000 NZD	926,112 USD	HSBC	01/28/2026	—	(1,796)
2,525,000 CHF	3,168,281 USD	JPMorgan	01/28/2026	—	(27,651)
268,368 USD	42,000,000 JPY	JPMorgan	01/28/2026	331	—
3,355,000 EUR	3,915,235 USD	Morgan Stanley	01/28/2026	—	(32,011)
695,000 GBP	920,769 USD	Morgan Stanley	01/28/2026	—	(16,030)
900,000 SEK	97,159 USD	Morgan Stanley	01/28/2026	—	(721)
116,083 USD	200,000 NZD	Morgan Stanley	01/28/2026	—	(815)
375,000 GBP	499,296 USD	UBS	01/28/2026	—	(6,171)
1,075,078 USD	850,000 CHF	UBS	01/28/2026	780	—
383,161 USD	325,000 EUR	UBS	01/28/2026	—	(789)
3,133,222 USD	31,700,000 NOK	UBS	01/28/2026	11,853	—
150,000 AUD	99,803 USD	Wells Fargo	01/28/2026	—	(313)
125,000 CAD	91,394 USD	Wells Fargo	01/28/2026	225	—
500,000 CAD	364,149 USD	Wells Fargo	01/28/2026	—	(527)
150,000 EUR	176,769 USD	Wells Fargo	01/28/2026	290	—
15,000,000 JPY	97,237 USD	Wells Fargo	01/28/2026	1,273	—
3,106,785 USD	4,735,000 AUD	Wells Fargo	01/28/2026	53,553	—
66,889 USD	100,000 AUD	Wells Fargo	01/28/2026	—	(145)
342,380 USD	275,000 CHF	Wells Fargo	01/28/2026	5,691	—
1,267,596 USD	1,000,000 CHF	Wells Fargo	01/28/2026	—	(1,880)
Total				84,342	(193,126)

The accompanying Notes to Financial Statements are an integral part of this statement.
4
Variable Portfolio – Managed Risk Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
CAC40 Index	5	01/2026	EUR	407,700	1,007	—
IBEX 35 Index	1	01/2026	EUR	172,795	3,538	—
NASDAQ 100 Index E-mini	1	03/2026	USD	509,135	—	(6,928)
S&P 500 Index E-mini	24	03/2026	USD	8,271,000	67,690	—
S&P/TSX 60 Index	6	03/2026	CAD	2,234,280	7,200	—
U.S. Long Bond	7	03/2026	USD	809,156	—	(5,154)
U.S. Treasury 2-Year Note	11	03/2026	USD	2,296,680	589	—
U.S. Treasury 5-Year Note	22	03/2026	USD	2,404,703	—	(2,667)
U.S. Treasury Ultra Bond	7	03/2026	USD	826,000	—	(11,454)
Total					80,024	(26,203)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(55)	03/2026	EUR	(3,212,550)	—	(45,329)
FTSE 100 Index	(3)	03/2026	GBP	(298,230)	—	(6,134)
FTSE/MIB Index	(2)	03/2026	EUR	(450,530)	—	(8,896)
OMXS30 Index	(15)	01/2026	SEK	(4,342,875)	—	(10,300)
Russell 2000 Index E-mini	(14)	03/2026	USD	(1,748,600)	52,955	—
S&P 500 Index E-mini	(8)	03/2026	USD	(2,757,000)	29,720	—
SPI 200 Index	(1)	03/2026	AUD	(216,900)	—	(891)
TOPIX Index	(3)	03/2026	JPY	(102,405,000)	—	(8,211)
U.S. Treasury 10-Year Note	(14)	03/2026	USD	(1,574,125)	9,032	—
Total					91,707	(79,761)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	21,221,050	31	5,300.00	12/17/2027	796,650	627,595
S&P 500 Index	Morgan Stanley	USD	19,851,950	29	5,200.00	12/17/2027	695,870	548,100
S&P 500 Index	Morgan Stanley	USD	14,375,550	21	5,400.00	12/17/2027	536,813	455,175
S&P 500 Index	Morgan Stanley	USD	6,160,950	9	5,500.00	12/17/2027	218,381	208,935
Total							2,247,714	1,839,805

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
CDX North America Investment Grade Index, Series 45	Morgan Stanley	12/20/2030	1.000	Quarterly	0.5	USD	6,000,000	5,991	—	—	5,991	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments
(a)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	18,848,676	48,637,851	(48,139,737)	(1,538)	19,345,252	—	(288)	698,389	19,351,057
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	16,205,506	298,003	(1,051,936)	1,129,251	16,580,824	—	1,198,520	—	128,067
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	34,092,251	2,717,124	(4,238,470)	2,119,708	34,690,613	—	(987,642)	1,878,729	4,033,792
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	—	9,262,500	(32,969)	100,089	9,329,620	—	244	—	164,081
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	16,547,346	408,888	(4,500,018)	5,012,991	17,469,207	—	312,312	357,340	976,479
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	16,184,297	286,914	(1,431,366)	1,387,345	16,427,190	—	874,855	—	610,903
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	—	9,262,500	(30,978)	—	9,231,522	—	(252)	—	164,731
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	36,598,740	3,140,958	(3,269,883)	1,145,335	37,615,150	—	(416,376)	2,002,869	3,854,011
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	53,512,100	442,508	(11,488,502)	(6,342,225)	36,123,881	—	13,340,170	—	692,692
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	21,900,089	1,669,886	(4,041,583)	4,070,709	23,599,101	962,590	(198,366)	353,423	1,875,922
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	2,463,131	189,315	(237,085)	172,572	2,587,933	—	53,143	—	69,233
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	2,468,943	240,317	(273,815)	161,131	2,596,576	—	55,753	—	61,530
Total	218,821,079			8,955,368	225,596,869	962,590	14,232,073	5,290,750

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2025.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Variable Portfolio – Managed Risk Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Currency Legend (continued)
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	133,945,854	133,945,854
Exchange-Traded Equity Funds	4,686,000	—	—	—	4,686,000
Exchange-Traded Fixed Income Funds	15,391,747	—	—	—	15,391,747
Fixed Income Funds	—	—	—	72,305,763	72,305,763
Residential Mortgage-Backed Securities - Agency	—	13,667,237	—	—	13,667,237
Put Option Contracts Purchased	1,839,805	—	—	—	1,839,805
Money Market Funds	19,345,252	—	—	—	19,345,252
Total Investments in Securities	41,262,804	13,667,237	—	206,251,617	261,181,658
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | 2025
7

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	84,342	—	—	84,342
Futures Contracts	171,731	—	—	—	171,731
Swap Contracts	—	5,991	—	—	5,991
Liability
Forward Foreign Currency Exchange Contracts	—	(193,126)	—	—	(193,126)
Futures Contracts	(105,964)	—	—	—	(105,964)
Total	41,328,571	13,564,444	—	206,251,617	261,144,632
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Managed Risk Fund  | 2025

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $32,198,385)	$33,744,984
Affiliated issuers (cost $181,206,295)	225,596,869
Option contracts purchased (cost $2,247,714)	1,839,805
Cash	5,673
Cash collateral held at broker for:
Option contracts purchased	950,000
Margin deposits on:
Futures contracts	1,460,875
Swap contracts	143,111
Unrealized appreciation on forward foreign currency exchange contracts	84,342
Receivable for:
Investments sold	184,305
Investments sold on a delayed delivery basis	683,413
Dividends	55,893
Interest	22,163
Variation margin for futures contracts	39,388
Expense reimbursement due from Investment Manager	238
Prepaid expenses	2,369
Deferred compensation of board members	37,276
Total assets	264,850,704
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	193,126
Payable for:
Investments purchased	45,267
Investments purchased on a delayed delivery basis	14,391,046
Capital shares redeemed	223,776
Variation margin for futures contracts	84,801
Variation margin for swap contracts	1,021
Management services fees	974
Distribution and/or service fees	1,720
Service fees	12,807
Compensation of chief compliance officer	41
Compensation of board members	547
Other expenses	31,822
Deferred compensation of board members	67,228
Total liabilities	15,054,176
Net assets applicable to outstanding capital stock	$249,796,528
Represented by
Trust capital	$249,796,528
Total - representing net assets applicable to outstanding capital stock	$249,796,528
Class 2
Net assets	$249,796,528
Shares outstanding	16,106,727
Net asset value per share	$15.51
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | 2025
9

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$704,610
Dividends — affiliated issuers	5,290,750
Interest	45,541
Total income	6,040,901
Expenses:
Management services fees	332,942
Distribution and/or service fees
Class 2	612,859
Service fees	147,179
Custodian fees	34,295
Printing and postage fees	12,630
Accounting services fees	32,423
Legal fees	21,485
Compensation of chief compliance officer	39
Compensation of board members	13,585
Deferred compensation of board members	6,128
Other	7,734
Total expenses	1,221,299
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(56,865)
Total net expenses	1,164,434
Net investment income	4,876,467
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	437,209
Investments — affiliated issuers	14,232,073
Capital gain distributions from underlying affiliated funds	962,590
Foreign currency translations	105,028
Forward foreign currency exchange contracts	(147,168)
Futures contracts	(740,881)
Option contracts purchased	(635,440)
Option contracts written	(101,653)
Swap contracts	65,628
Net realized gain	14,177,386
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	771,709
Investments — affiliated issuers	8,955,368
Forward foreign currency exchange contracts	(146,371)
Futures contracts	(294,988)
Option contracts purchased	(202,441)
Swap contracts	(652)
Net change in unrealized appreciation (depreciation)	9,082,625
Net realized and unrealized gain	23,260,011
Net increase in net assets resulting from operations	$28,136,478
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Risk Fund  | 2025

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$4,876,467	$4,564,210
Net realized gain	14,177,386	3,417,098
Net change in unrealized appreciation (depreciation)	9,082,625	14,004,188
Net increase in net assets resulting from operations	28,136,478	21,985,496
Decrease in net assets from capital stock activity	(19,889,324)	(22,585,338)
Total increase (decrease) in net assets	8,247,154	(599,842)
Net assets at beginning of year	241,549,374	242,149,216
Net assets at end of year	$249,796,528	$241,549,374

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares redeemed	(239)	(3,413)	—	—
Net decrease	(239)	(3,413)	—	—
Class 2
Shares sold	331,900	4,851,103	203,441	2,712,736
Shares redeemed	(1,689,317)	(24,737,014)	(1,892,021)	(25,298,074)
Net decrease	(1,357,417)	(19,885,911)	(1,688,580)	(22,585,338)
Total net decrease	(1,357,656)	(19,889,324)	(1,688,580)	(22,585,338)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | 2025
11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
Class 2	Year Ended December 31,
	2025	2024	2023	2022	2021
Per share data
Net asset value, beginning of period	$13.83	$12.64	$11.26	$13.63	$12.31
Income (loss) from investment operations:
Net investment income	0.29	0.25	0.14	0.09	0.08
Net realized and unrealized gain (loss)	1.39	0.94	1.24	(2.46)	1.24
Total from investment operations	1.68	1.19	1.38	(2.37)	1.32
Net asset value, end of period	$15.51	$13.83	$12.64	$11.26	$13.63
Total return	12.15%	9.41%	12.26%	(17.39%)	10.72%
Ratios to average net assets
Total gross expenses(a)	0.50%	0.49%	0.50%	0.52%(b)	0.50%(b)
Total net expenses(a),(c)	0.47%	0.47%	0.48%	0.50%(b)	0.50%(b)
Net investment income	1.99%	1.85%	1.21%	0.78%	0.63%
Supplemental data
Net assets, end of period (in thousands)	$249,797	$241,546	$242,146	$218,577	$277,708
Portfolio turnover	112%	98%	110%	113%	116%

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021
Class 2	less than 0.01%	0.01%

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Managed Risk Fund  | 2025

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Variable Portfolio – Managed Risk Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Effective at the close of business on February 7, 2025, Class 1 shares of the Fund were liquidated.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Variable Portfolio – Managed Risk Fund  | 2025
13

Notes to Financial Statements (continued)
December 31, 2025
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
14
Variable Portfolio – Managed Risk Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on
Variable Portfolio – Managed Risk Fund  | 2025
15

Notes to Financial Statements (continued)
December 31, 2025
cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies in the normal course of pursuing its investment objectives. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short-term investments), or for other investment purposes. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and
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Variable Portfolio – Managed Risk Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund may use options that are written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the marked-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, there is less credit exposure to the FCM than in the case of an over-the-counter derivative, because the central counterparty provides some protection in the case of clearing member default. The central counterparty stands between the buyer and the seller of the swap contract; therefore, failure of the clearinghouse may pose additional counterparty credit risk. However, credit risk still exists in centrally cleared swaps to the extent initial and variation margin is held in an FCM’s customer account. While FCM’s are required to segregate customer margin from their own assets, in the event that an FCM becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount
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17

Notes to Financial Statements (continued)
December 31, 2025
of margin held by the FCM for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the FCM’s customers (including the Fund) by account class, potentially resulting in losses to the Fund. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to hedge or manage the risks associated with assets held in the Fund and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. These swaps are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
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Variable Portfolio – Managed Risk Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to other risks including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	5,991 *
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	162,110 *
Equity risk	Investments, at value — Option contracts purchased	1,839,805
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	84,342
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	9,621 *
Total		2,101,869

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	86,689 *
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	193,126
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	19,275 *
Total		299,090

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

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19

Notes to Financial Statements (continued)
December 31, 2025
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	65,628	65,628
Equity risk	—	(681,039)	(635,440)	(101,653)	—	(1,418,132)
Foreign exchange risk	(147,168)	—	—	—	—	(147,168)
Interest rate risk	—	(59,842)	—	—	—	(59,842)
Total	(147,168)	(740,881)	(635,440)	(101,653)	65,628	(1,559,514)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(652)	(652)
Equity risk	—	(293,648)	(202,441)	—	(496,089)
Foreign exchange risk	(146,371)	—	—	—	(146,371)
Interest rate risk	—	(1,340)	—	—	(1,340)
Total	(146,371)	(294,988)	(202,441)	(652)	(644,452)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	17,581,775
Futures contracts — short	14,225,374
Credit default swap contracts — sell protection	6,000,000

Derivative instrument	Average value ($)
Option contracts purchased	1,531,688
Option contracts written	(105,854)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	126,782	(142,471)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements (continued)
December 31, 2025
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Variable Portfolio – Managed Risk Fund  | 2025
21

Notes to Financial Statements (continued)
December 31, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of December 31, 2025:
	Barclays	Citi	Goldman Sachs International	HSBC	JPMorgan	Morgan Stanley (a)	Morgan Stanley (a)	Morgan Stanley (a)	UBS	Wells Fargo	Total
Assets
Forward foreign currency exchange contracts	$-	8,943	1,403	-	331	-	-	-	12,633	61,032	84,342
Put option contracts purchased	-	-	-	-	-	-	1,839,805	-	-	-	1,839,805
Total assets	-	8,943	1,403	-	331	-	1,839,805	-	12,633	61,032	1,924,147
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	1,021	-	-	-	-	1,021
Forward foreign currency exchange contracts	18,069	54,446	25,133	8,425	27,651		-	49,577	6,960	2,865	193,126
Total liabilities	18,069	54,446	25,133	8,425	27,651	1,021	-	49,577	6,960	2,865	194,147
Total financial and derivative net assets	(18,069)	(45,503)	(23,730)	(8,425)	(27,320)	(1,021)	1,839,805	(49,577)	5,673	58,167	1,730,000
Total collateral received (pledged) (c)	-	-	-	-	-	(1,021)	-	-	-	-	(1,021)
Net amount (d)	$(18,069)	(45,503)	(23,730)	(8,425)	(27,320)	-	1,839,805	(49,577)	5,673	58,167	1,731,021

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
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Variable Portfolio – Managed Risk Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other
Variable Portfolio – Managed Risk Fund  | 2025
23

Notes to Financial Statements (continued)
December 31, 2025
funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2025 was 0.14% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the
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Variable Portfolio – Managed Risk Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2026 (%)
Class 2	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $266,700,283 and $284,357,969, respectively, for the year ended December 31, 2025, of which $207,537,588 and $208,633,668, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2025.
Variable Portfolio – Managed Risk Fund  | 2025
25

Notes to Financial Statements (continued)
December 31, 2025
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
26
Variable Portfolio – Managed Risk Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – Managed Risk Fund  | 2025
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
28
Variable Portfolio – Managed Risk Fund  | 2025

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Variable Portfolio – Managed Risk Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7043_12_E01_(02/26)

Variable Portfolio – Managed Risk U.S. Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – Managed Risk U.S. Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 53.6%
	Shares	Value ($)
U.S. Large Cap 53.6%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	306,639	39,700,564
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	272,347	15,485,669
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	1,472,549	39,596,840
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	273,310	15,316,291
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares(a),(b)	401,542	32,733,675
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	752,529	33,224,171
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	727,814	37,955,492
Total		214,012,702
Total Equity Funds (Cost $115,675,684)		214,012,702

Exchange-Traded Fixed Income Funds 7.8%

Investment Grade 7.8%
iShares Core U.S. Aggregate Bond ETF	120,500	12,035,540
iShares iBoxx $ Investment Grade Corporate Bond ETF	20,335	2,240,714
Vanguard Intermediate-Term Corporate Bond ETF	41,800	3,500,750
Vanguard Total Bond Market ETF	180,000	13,332,600
Total		31,109,604
Total Exchange-Traded Fixed Income Funds (Cost $30,190,667)		31,109,604

Fixed Income Funds 28.9%

Investment Grade 28.9%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	6,418,822	55,201,862
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	6,161,525	60,136,484
Total		115,338,346
Total Fixed Income Funds (Cost $123,505,993)		115,338,346

Residential Mortgage-Backed Securities - Agency 4.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/20/2041- 01/14/2056	3.000%	2,820,000	2,526,410
01/20/2041- 01/14/2056	3.500%	3,435,000	3,229,412
01/20/2041- 01/14/2056	4.000%	4,140,000	3,965,463
01/14/2056	4.500%	7,875,000	7,687,120
01/14/2056	5.000%	2,275,000	2,268,602
Total Residential Mortgage-Backed Securities - Agency (Cost $19,700,726)			19,677,007

Put Option Contracts Purchased 0.8%
Value ($)
(Cost $3,597,304)	2,967,835

Money Market Funds 8.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(a),(d)	32,808,517	32,798,675
Total Money Market Funds (Cost $32,793,970)		32,798,675
Total Investments in Securities (Cost: $325,464,344)		415,904,169
Other Assets & Liabilities, Net		(16,691,449)
Net Assets		399,212,720
At December 31, 2025, securities and/or cash totaling $3,201,972 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
NASDAQ 100 Index E-mini	20	03/2026	USD	10,182,700	—	(619)
Russell 2000 Index E-mini	1	03/2026	USD	124,900	—	(1,602)
S&P 500 Index E-mini	39	03/2026	USD	13,440,375	69,242	—
U.S. Long Bond	7	03/2026	USD	809,156	—	(4,943)
U.S. Treasury 2-Year Note	13	03/2026	USD	2,714,258	703	—
U.S. Treasury 5-Year Note	24	03/2026	USD	2,623,313	—	(2,655)
U.S. Treasury Ultra Bond	7	03/2026	USD	826,000	—	(10,829)
Total					69,945	(20,648)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	(18)	03/2026	USD	(6,203,250)	61,418	—
S&P 500 Index E-mini	(2)	03/2026	USD	(689,250)	—	(5,255)
S&P Mid 400 Index E-mini	(18)	03/2026	USD	(5,985,360)	79,334	—
U.S. Treasury 10-Year Note	(21)	03/2026	USD	(2,361,188)	10,606	—
Total					151,358	(5,255)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	34,227,500	50	5,400.00	12/17/2027	1,278,126	1,083,750
S&P 500 Index	Morgan Stanley	USD	30,804,750	45	5,200.00	12/17/2027	1,079,798	850,500
S&P 500 Index	Morgan Stanley	USD	23,959,250	35	5,300.00	12/17/2027	899,444	708,575
S&P 500 Index	Morgan Stanley	USD	9,583,700	14	5,500.00	12/17/2027	339,936	325,010
Total							3,597,304	2,967,835

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
CDX North America Investment Grade Index, Series 45	Morgan Stanley	12/20/2030	1.000	Quarterly	0.5	USD	11,000,000	10,983	—	—	10,983	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments
(a)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	36,659,201	89,826,373	(93,681,335)	(5,564)	32,798,675	—	2,755	1,209,409	32,808,517
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	40,854,186	307,664	(3,152,811)	1,691,525	39,700,564	—	3,934,830	—	306,639
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	57,723,656	4,332,438	(11,460,099)	4,605,867	55,201,862	—	(2,684,109)	3,077,893	6,418,822
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	—	15,512,500	(192,963)	166,132	15,485,669	—	477	—	272,347
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	40,858,853	434,512	(4,360,907)	2,664,382	39,596,840	—	2,844,567	—	1,472,549
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	—	15,512,500	(196,209)	—	15,316,291	—	(1,920)	—	273,310
CTIVP® – Principal Large Cap Growth Fund, Class 1 Shares
	34,016,577	124,428	(3,702,020)	2,294,690	32,733,675	—	2,124,346	—	401,542
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	33,357,765	560,891	(2,818,574)	2,124,089	33,224,171	—	1,880,862	—	752,529
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	61,907,884	4,763,777	(9,160,940)	2,625,763	60,136,484	—	(1,386,416)	3,283,972	6,161,525
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	71,445,948	731,988	(19,815,819)	(14,406,625)	37,955,492	—	23,370,411	—	727,814
Total	376,824,070			1,760,259	362,149,723	—	30,085,803	7,571,274

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2025.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	214,012,702	214,012,702
Exchange-Traded Fixed Income Funds	31,109,604	—	—	—	31,109,604
Fixed Income Funds	—	—	—	115,338,346	115,338,346
Residential Mortgage-Backed Securities - Agency	—	19,677,007	—	—	19,677,007
Put Option Contracts Purchased	2,967,835	—	—	—	2,967,835
Money Market Funds	32,798,675	—	—	—	32,798,675
Total Investments in Securities	66,876,114	19,677,007	—	329,351,048	415,904,169
Investments in Derivatives
Asset
Futures Contracts	221,303	—	—	—	221,303
Swap Contracts	—	10,983	—	—	10,983
Liability
Futures Contracts	(25,903)	—	—	—	(25,903)
Total	67,071,514	19,687,990	—	329,351,048	416,110,552
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $49,891,393)	$50,786,611
Affiliated issuers (cost $271,975,647)	362,149,723
Option contracts purchased (cost $3,597,304)	2,967,835
Cash collateral held at broker for:
Option contracts purchased	1,650,000
Margin deposits on:
Futures contracts	1,289,601
Swap contracts	262,371
Receivable for:
Investments sold	316,096
Investments sold on a delayed delivery basis	723,266
Dividends	96,719
Interest	31,830
Variation margin for futures contracts	123,695
Prepaid expenses	2,704
Deferred compensation of board members	36,965
Total assets	420,437,416
Liabilities
Payable for:
Investments purchased	67,901
Investments purchased on a delayed delivery basis	20,458,978
Capital shares redeemed	371,878
Variation margin for futures contracts	197,180
Variation margin for swap contracts	1,872
Management services fees	1,562
Distribution and/or service fees	2,752
Service fees	20,471
Compensation of chief compliance officer	65
Compensation of board members	616
Other expenses	31,596
Deferred compensation of board members	69,825
Total liabilities	21,224,696
Net assets applicable to outstanding capital stock	$399,212,720
Represented by
Trust capital	$399,212,720
Total - representing net assets applicable to outstanding capital stock	$399,212,720
Class 2
Net assets	$399,212,720
Shares outstanding	23,133,864
Net asset value per share	$17.26
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund  | 2025
7

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$1,319,661
Dividends — affiliated issuers	7,571,274
Interest	64,388
Total income	8,955,323
Expenses:
Management services fees	543,481
Distribution and/or service fees
Class 2	1,006,365
Service fees	241,621
Custodian fees	29,600
Printing and postage fees	12,376
Accounting services fees	32,423
Legal fees	24,099
Compensation of chief compliance officer	64
Compensation of board members	15,261
Deferred compensation of board members	6,800
Other	9,385
Total expenses	1,921,475
Net investment income	7,033,848
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	487,170
Investments — affiliated issuers	30,085,803
Foreign currency translations	47
Futures contracts	(2,723,550)
Option contracts purchased	(983,713)
Option contracts written	(176,786)
Swap contracts	120,319
Net realized gain	26,809,290
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,327,389
Investments — affiliated issuers	1,760,259
Futures contracts	93,167
Option contracts purchased	(299,691)
Swap contracts	(1,196)
Net change in unrealized appreciation (depreciation)	2,879,928
Net realized and unrealized gain	29,689,218
Net increase in net assets resulting from operations	$36,723,066
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$7,033,848	$6,345,857
Net realized gain	26,809,290	12,068,538
Net change in unrealized appreciation (depreciation)	2,879,928	26,899,396
Net increase in net assets resulting from operations	36,723,066	45,313,791
Decrease in net assets from capital stock activity	(46,965,462)	(33,595,611)
Total increase (decrease) in net assets	(10,242,396)	11,718,180
Net assets at beginning of year	409,455,116	397,736,936
Net assets at end of year	$399,212,720	$409,455,116

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares redeemed	(233)	(3,778)	—	—
Net decrease	(233)	(3,778)	—	—
Class 2
Shares sold	384,852	6,224,480	664,236	9,975,833
Shares redeemed	(3,248,439)	(53,186,164)	(2,873,137)	(43,571,444)
Net decrease	(2,863,587)	(46,961,684)	(2,208,901)	(33,595,611)
Total net decrease	(2,863,820)	(46,965,462)	(2,208,901)	(33,595,611)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund  | 2025
9

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
Class 2	Year Ended December 31,
	2025	2024	2023	2022	2021
Per share data
Net asset value, beginning of period	$15.75	$14.10	$12.31	$14.87	$13.12
Income (loss) from investment operations:
Net investment income	0.28	0.23	0.13	0.08	0.05
Net realized and unrealized gain (loss)	1.23	1.42	1.66	(2.64)	1.70
Total from investment operations	1.51	1.65	1.79	(2.56)	1.75
Net asset value, end of period	$17.26	$15.75	$14.10	$12.31	$14.87
Total return	9.59%	11.70%	14.54%	(17.22%)	13.34%
Ratios to average net assets
Total gross expenses(a)	0.48%	0.47%	0.48%(b)	0.48%(b)	0.48%(b)
Total net expenses(a),(c)	0.48%	0.47%	0.48%(b)	0.48%(b)	0.48%(b)
Net investment income	1.75%	1.53%	1.03%	0.59%	0.32%
Supplemental data
Net assets, end of period (in thousands)	$399,213	$409,451	$397,734	$367,045	$387,821
Portfolio turnover	113%	103%	115%	114%	113%

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include interest on collateral expense which is less than 0.01%.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Variable Portfolio – Managed Risk U.S. Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Effective at the close of business on February 7, 2025, Class 1 shares of the Fund were liquidated.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Variable Portfolio – Managed Risk U.S. Fund  | 2025
11

Notes to Financial Statements (continued)
December 31, 2025
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
12
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on
Variable Portfolio – Managed Risk U.S. Fund  | 2025
13

Notes to Financial Statements (continued)
December 31, 2025
cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. A Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund may use options that are written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The
14
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the marked-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, there is less credit exposure to the FCM than in the case of an over-the-counter derivative, because the central counterparty provides some protection in the case of clearing member default. The central counterparty stands between the buyer and the seller of the swap contract; therefore, failure of the clearinghouse may pose additional counterparty credit risk. However, credit risk still exists in centrally cleared swaps to the extent initial and variation margin is held in an FCM’s customer account. While FCM’s are required to segregate customer margin from their own assets, in the event that an FCM becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the FCM for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the FCM’s customers (including the Fund) by account class, potentially resulting in losses to the Fund. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to hedge or manage the risks associated with assets held in the Fund and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. These swaps are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
Variable Portfolio – Managed Risk U.S. Fund  | 2025
15

Notes to Financial Statements (continued)
December 31, 2025
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to other risks including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
16
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	10,983 *
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	209,994 *
Equity risk	Investments, at value — Option contracts purchased	2,967,835
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	11,309 *
Total		3,200,121

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	7,476 *
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	18,427 *
Total		25,903

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	120,319	120,319
Equity risk	(2,471,787)	(983,713)	(176,786)	—	(3,632,286)
Interest rate risk	(251,763)	—	—	—	(251,763)
Total	(2,723,550)	(983,713)	(176,786)	120,319	(3,763,730)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(1,196)	(1,196)
Equity risk	113,180	(299,691)	—	(186,511)
Interest rate risk	(20,013)	—	—	(20,013)
Total	93,167	(299,691)	(1,196)	(207,720)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	25,320,811
Futures contracts — short	13,271,877
Credit default swap contracts — sell protection	11,000,000

Variable Portfolio – Managed Risk U.S. Fund  | 2025
17

Notes to Financial Statements (continued)
December 31, 2025
Derivative instrument	Average value ($)
Option contracts purchased	2,483,897
Option contracts written	(159,691)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
18
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of December 31, 2025:
	Morgan Stanley (a)	Morgan Stanley (a)	Total
Assets
Put option contracts purchased	$2,967,835	-	2,967,835
Liabilities
Centrally cleared credit default swap contracts (b)	-	1,872	1,872
Total financial and derivative net assets	2,967,835	(1,872)	2,965,963
Total collateral received (pledged) (c)	-	(1,872)	(1,872)
Net amount (d)	$2,967,835	-	2,967,835

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Variable Portfolio – Managed Risk U.S. Fund  | 2025
19

Notes to Financial Statements (continued)
December 31, 2025
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2025 was 0.14% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
20
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2026 (%)
Class 2	1.02
Variable Portfolio – Managed Risk U.S. Fund  | 2025
21

Notes to Financial Statements (continued)
December 31, 2025
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $442,527,411 and $486,307,599, respectively, for the year ended December 31, 2025, of which $333,880,752 and $337,162,944, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2025.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed.
22
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Variable Portfolio – Managed Risk U.S. Fund  | 2025
23

Notes to Financial Statements (continued)
December 31, 2025
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
24
Variable Portfolio – Managed Risk U.S. Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk U.S. Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Risk U.S. Fund  | 2025
25

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Variable Portfolio – Managed Risk U.S. Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7044_12_E01_(02/26)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in “Compensation of board members” and “Deferred compensation of board members” on each Fund’s Statement of Operations as part of the Registrant’s financial statements filed under Item 7 of this Form N-CSR. Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in “Compensation of chief compliance officer” on each Fund’s Statement of Operations as part of the Registrant’s financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are effective and adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Columbia Funds Variable Insurance Trust

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	President and Principal Executive Officer

Date: February 23, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	President and Principal Executive Officer

Date: February 23, 2026

By:	/s/ Charles H. Chiesa
Name:	Charles H. Chiesa
Title:	Treasurer, Chief Financial Officer, Chief Accounting Officer and Principal Financial Officer

Date: February 23, 2026